UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-5962

Name of Registrant:	Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 - June 30, 2007

Item 1:	Reports to Shareholders

Vanguard® Variable Insurance Fund

> Semiannual Report

June 30, 2007

Balanced Portfolio	Mid-Cap Index Portfolio

Capital Growth Portfolio	Money Market Portfolio

Diversified Value Portfolio	REIT Index Portfolio

Equity Income Portfolio	Short-Term Investment-Grade Portfolio

Equity Index Portfolio	Small Company Growth Portfolio

Growth Portfolio	Total Bond Market Index Portfolio

High Yield Bond Portfolio	Total Stock Market Index Portfolio

International Portfolio

>  As interest rates moved higher, bond prices declined; stocks produced solid six-month returns.

>  International stocks, particularly Latin America’s natural-resource-rich emerging markets, were among the global financial markets’ best performers.

>  Even as interest rates moved higher and the subprime mortgage market experienced distress, investors demonstrated a keen appetite for risk as measured by the narrow difference between the yields of U.S. Treasury securities and those of higher-risk corporate issues.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

During the first half of 2007, the U.S. stock market produced a solid return, despite a sharp but brief pullback in February and some slips in June.

Bonds produced modestly positive to slightly negative returns, as interest rates rose, particularly at the long end of the maturity spectrum. International stocks—emerging markets in particular—were the global financial markets’ best performers, a pattern that has persisted for much of the past few years.

This report begins with a look at the market environment during the past six months. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be a component in an investment program that includes a mix of stock, bond, and money market holdings suited to your unique circumstances. Such a balanced and diversified approach helps put you in a position to meet your long-term financial goals.

We thank you for entrusting your assets to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

The Vanguard Group

July 16, 2007

Stock market’s ascent was driven by global liquidity

The broad U.S. stock market notched impressive gains in the year’s first half, when an abundance of cash drove record numbers of mergers and acquisitions around the globe. The gains came amid increased volatility. In February, markets worldwide fell sharply following a sell-off in China, only to recover quickly and continue upward. The six-month period closed with two dips in June, owing to fears of accelerating inflation and slowing economic growth.

The best performers in the U.S. market were the so-called mega-caps—broadly diversified companies that are well-positioned to thrive during periods of economic transition. International stocks, particularly those in emerging markets, outperformed U.S. equities. The dollar slid against the euro and the British pound, further enhancing gains for Americans investing abroad.

Bond investors were hobbled by a shift in sentiment

The relationship between yield and maturity returned to normal during the past six months, as yields of intermediate-and longer-term bonds moved higher than short-term yields. The accompanying drop in prices was steepest for long-term and intermediate-term bonds.

Earlier in the year, bond yields seemed to reflect an assumption that the Federal Reserve Board might cut interest rates in response to weaker economic growth. As the year progressed, inflationary pressures and economic growth looked more substantial, producing a change in market sentiment, which resulted in higher yields and lower prices.

The broad taxable bond market returned 1.0% for the period, while municipal bonds posted a return of 0.1%. The Citigroup 3-Month Treasury Bill Index—a proxy for money market yields—returned 2.5% for the half-year.

Market Barometer
			Total Returns
		Periods Ended June 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	7.2%	20.4%	11.3%
Russell 2000 Index (Small-caps)	6.4	16.4	13.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	20.4	12.0
MSCI All Country World Index ex USA (International)	12.6	30.1	19.9

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.0%	6.1%	4.5%
Lehman Municipal Bond Index	0.1	4.7	4.6
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1  Annualized.

Vanguard® Balanced Portfolio

The Balanced Portfolio returned 6.2% during the first six months of 2007 as the U.S. bond market struggled and stocks rallied. The portfolio outpaced its comparative standards, benefiting from strong performance in most stock sectors, notably health care and materials. The one weak spot was financial companies. These stocks struggled as interest rates rose and distress among subprime lenders reverberated through the industry.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A favorable environment for a disciplined approach

The Balanced Portfolio’s emphasis on dividend-paying stocks that, in the advisor’s view, are undervalued typically leads to sizable positions in health care, energy, and financials stocks. The advisor, Wellington Management Company, also tends to find attractive investments among slower-growing, long-established companies in the industrials and utilities sectors. On balance, these tendencies were a formula for success during the six months ended June 30.

The portfolio’s stock holdings, which typically account for about 65% of assets, outperformed the broad U.S. market. Pharmaceuticals stocks delivered strong six-month returns, as did diversified energy and industrial companies. Supply-and-demand dynamics kept raw-materials prices high, an equilibrium reflected in the strong performance of aluminum giant Alcoa (a longtime portfolio holding) and Companhia Vale do Rio Doce, a Brazilian iron-ore producer.

Rising interest rates pressured both financial stocks and bonds

Financials were a weak spot. Rising interest rates have put pressure on weaker borrowers, a significant source of profit for banks and other financial services companies in the past few years. As some of the industry’s subprime loans went sour, investors’ mood turned cautious, and stock prices drifted lower throughout the financials sector.

The bond market also struggled with rising interest rates. After months of inversion, the relationship between yields on short-term and long-term bonds returned to normal, with higher rates for longer-term issues. Rising yields can be good news for investors over time, as new investments and reinvested income can compound at higher rates. In the short run, however, rising rates are synonymous with declining bond prices. The portfolio’s fixed income securities posted a modestly positive return over the six months, as their income return more than offset a negative capital return.

For more on the strategy and positioning of the Balanced Portfolio, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2007
Balanced Portfolio	6.2%
Composite Stock/Bond Index[1]	4.8
Average Mixed-Asset Target Growth Fund[2]	5.9
Dow Jones Wilshire 5000 Index	7.6

1

Annualized Expense Ratios[3]
Your portfolio compared with its peer group
		Average Mixed-
		Asset Target
	Portfolio	Growth Fund
Balanced Portfolio	0.24%	1.17%

1  Weighted 65% Standard & Poor’s 500 Index and 35% Lehman U.S. Credit A or Better Index.

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Advisor’s Report

The Balanced Portfolio returned 6.2% during the six months ended June 30, 2007. This performance exceeded both the 5.9% average return of peer mutual funds and the 4.8% return of our composite index benchmark, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

The investment environment

U.S. stocks, as measured by the S&P 500 Index, advanced 7.0% during the first half of 2007. Globally, growth remained strong across both developed and emerging markets. After faltering early in 2007, the emerging Asian and Latin American markets rebounded strongly. European equities have been buoyed by solid economic fundamentals.

The U.S. economy has remained surprisingly positive, with strong durable-goods orders and a healthy employment picture. These factors overcame weakness in housing and capital expenditures, slowing earnings growth, and rising fuel costs.

U.S. interest rates have risen steadily. In the fixed income market, the yield-curve inversion that existed for several quarters has largely vanished, as yields on longer-term bonds climbed above those of shorter-maturity issues. The Federal Reserve Board continued to hold rates steady, remaining concerned about inflation risk. Bond market volatility was subdued through May, but then accelerated, rising to an 18-month high in mid-June. Corporate bonds and Treasury securities produced similar returns, reflecting the narrow level of yield spreads.

Our successes

The strong performance of the portfolio’s equity portion was driven largely by stock selection in the health care, information technology, and materials sectors. Further benefit came from our decisions to overweight the materials and energy sectors and to underweight positions in the financials and consumer discretionary sectors as compared with the benchmark.

Top individual contributors during the period included AT&T, Exelon, and two materials companies, Alcoa and Companhia Vale do Rio Doce. AT&T shares gained as the telecommunications company reported expansion in its share of the enterprise market, better pricing for its products, and strong margin growth from Cingular. Shares of Exelon, the largest U.S. utility by market value, gained from solid earnings growth derived from several parts of its operation. Alcoa shares benefited from solid aluminum pricing and better-than-expected results from the company’s engineering products division; investors also reacted to reports that a larger mining company planned to bid for Alcoa.

2

Several health care holdings, including Schering-Plough, Abbott Laboratories, and Bristol-Myers Squibb, also helped boost the portfolio’s performance during the period. Schering-Plough’s stock price rose after the company proposed to acquire Organon BioSciences, a pharmaceutical and animal-health company. Investors viewed the strategic move as favorable because it will help diversify Schering-Plough’s product portfolio and strengthen its animal-health business.

Selected Equity Portfolio Changes:
Year Ended June 30, 2007

Additions	Comments
ING	The company is well-positioned to deliver strong organic growth in both the insurance and banking segments.
Staples	We initiated a position because of strong growth in the business-
delivery market segment.
Honda	This Japanese automaker has industry-leading engine technology.

Deletions	Comments
Motorola	We were concerned about a lack of product pipeline after the
RAZR phone.
First Data	The firm was taken private.
BP	We had concerns regarding the company’s reserve replacement
capabilities.

Finally, industrials holding Deere & Co. gained because of the tight supply of corn and wheat, a result of the demand for biofuels. Deere is well-positioned to sell more farm equipment should China become a net importer of agricultural commodities.

Within the fixed income portion of the portfolio, our security selection in the corporate sector benefited results during the period. We avoided some of the issuers exposed to private-equity takeovers, which result in an increase in leverage on the balance sheets and an inevitable downgrade by the credit rating agencies. We also fared well investing in a handful of BBB-rated securities, investment-grade issues in which the events and conditions favored bond-holders. Examples include bonds from DaimlerChrysler, where a spinoff of Chrysler would be a positive credit event, and certain utility bonds for which our interests are secured by the collateral of the power plants being financed.

We maintained a modestly short duration posture during the period, which was a plus for the portfolio’s bond segment in the rising-rate environment.

Our shortfalls

Stock selection within the financials sector detracted from relative results during the period, as did our underweighted allocation to information technology stocks. The largest individual detractors were Bank of America and Citigroup. Like other diversified financial companies, they suffered share-price declines because of the troubles in the subprime mortgage market. Other detractors included information technology holding Motorola, energy holding BP, and retailer Limited Brands.

Within the fixed income portion of the fund, our underweighting in the better-performing corporate sector produced rather ho-hum performance relative to the Lehman benchmark, despite the favorable duration positioning. We found the corporate sector unattractive during the period, given the narrow yield-spread advantage, but the market continued to favor corporates as the economic environment remained benign.

3

Our exposure to AAA-rated commercial mortgage-backed securities detracted from returns; however, we continue to favor these securities over corporate bonds.

The portfolio’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in firms whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

Our discipline is focused on identifying industries with a favorable outlook for supply/demand balance. For example, we remain overweighted in energy based on the challenges the industry continues to face in meeting demand. We also continue to favor the telecommunications services industry, which is now thoroughly consolidated and is seeing demand start to grow nicely.

The consumer appears to be the most vulnerable segment of the U.S. economy, with spending power threatened by high oil prices and the softening housing market. As of the end of the period, the portfolio was overweighted in the energy, materials, and utilities sectors, and underweighted in the technology, financials, and consumer discretionary sectors.

In the fixed income market, we continue to find corporate bonds unattractive—particularly those at the lower end of the quality rating range—and we therefore remain underweighted in them. Although we have been early in making this judgment, we believe it is correct. A period of yield-spread widening may not come immediately, but it will come, and we prefer to have the portfolio appropriately positioned well in advance.

Edward P. Bousa, CFA, Senior Vice

President and Equity Manager

John C. Keogh, Senior Vice President and

Fixed Income Manager

Wellington Management Company, LLP

July 18, 2007

4

Vanguard Balanced Portfolio

Portfolio Profile

As of June 30, 2007

Total Portfolio Characteristics

Yield	3.3%
Turnover Rate	21%[1]
Expense Ratio	0.24%[1]
Short-Term Reserves	2%

Total Portfolio Volatility Measures
	Portfolio Versus	Portfolio Versus
	Composite Index[2]	Broad Index[3]
R-Squared	0.88	0.82
Beta	0.95	0.55

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[4]	Index[3]
Number of Stocks	109	500	4,921
Median Market Cap	$72.6B	$59.9B	$32.6B
Price/Earnings Ratio	15.4x	17.1x	18.2x
Price/Book Ratio	2.9x	2.9x	2.9x
Dividend Yield	2.2%	1.8%	1.7%
Return on Equity	20.2%	19.4%	18.2%
Earnings Growth Rate	19.7%	20.9%	20.7%
Foreign Holdings	12.8%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[5]	Index[6]
Number of Bonds	340	1,915	8,899
Yield to Maturity	5.8%[7]	5.8%	5.7%
Average Coupon	5.6%	5.6%	5.4%
Average Effective
Maturity	8.9 years	9.2 years	7.3 years
Average Quality[8]	Aa3	Aa3	Aa1
Average Duration	5.7 years	5.7 years	4.7 years

5

Ten Largest Stocks[9] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	3.9%
General Electric Co.	industrial
	conglomerates	2.9
Bank of America Corp.	diversified financial
	services	2.7
Chevron Corp.	integrated oil
	and gas	2.5
Citigroup, Inc.	diversified financial
	services	2.5
Total SA ADR	integrated oil
	and gas	2.5
ExxonMobil Corp.	integrated oil
	and gas	2.4
International Business
Machines Corp.	computer hardware	2.3
Eli Lilly & Co.	pharmaceuticals	2.1
Exelon Corp.	electric utilities	2.1
Top Ten		25.9%
Top Ten as % of Total Net Assets		17.1%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Portfolio	Index[4]	Index[3]
Consumer Discretionary	8%	10%	12%
Consumer Staples	10	9	8
Energy	15	11	10
Financials	17	21	21
Health Care	11	12	11
Industrials	12	11	12
Information Technology	9	15	15
Materials	7	3	4
Telecommunication
Services	5	4	3
Utilities	6	4	4

6

Portfolio Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

Distribution by Credit Quality[8]
(% of fixed income portfolio)

AAA	31%
Aa	27
A	29
Baa	9
Ba	0
B	0
Not Rated	4

7

Sector Diversification[10]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	13%
Finance	29
Foreign	8
Government Mortgage-Backed	8
Industrial	27
Treasury/Agency	5
Utilities	7
Other	3

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  Annualized.

2	Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.

3  Dow Jones Wilshire 5000 Index.

4	S&P 500 Index.
5	Lehman U.S. Credit A or Better Index.
6	Lehman U.S. Aggregate Bond Index.
7	Before expenses.
8	Source: Moody’s Investors Service.
9	“Ten Largest Stocks” excludes any equity index products.

10  The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Balanced Portfolio	5/23/1991	17.70%	10.59%	5.66%	3.49%	9.15%

1  Six months ended June 30, 2007.

2  Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

9

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (66.2%)
Consumer Discretionary (5.3%)
* Comcast Corp. Class A	537,075	15,103
McDonald’s Corp.	263,000	13,350
Time Warner, Inc.	436,400	9,182
Honda Motor Co., Ltd ADR	157,500	5,716
* Viacom Inc. Class B	135,400	5,637
The Walt Disney Co.	157,100	5,363
CBS Corp.	159,500	5,315
Staples, Inc.	216,100	5,128
NIKE, Inc. Class B	84,800	4,943
Home Depot, Inc.	105,000	4,132
Gannett Co., Inc.	54,400	2,989
Yum! Brands, Inc.	88,600	2,899
		79,757
Consumer Staples (6.8%)
Wal-Mart Stores, Inc.	356,500	17,151
The Procter & Gamble Co.	276,167	16,899
Altria Group, Inc.	187,100	13,123
PepsiCo, Inc.	161,800	10,493
Nestle SA ADR Reg	101,800	9,745
Kimberly-Clark Corp.	121,400	8,120
The Coca-Cola Co.	149,400	7,815
Sysco Corp.	213,100	7,030
SABMiller PLC	235,040	5,951
Unilever NV ADR	108,700	3,372
British American
Tobacco PLC	57,460	1,960
SABMiller PLC ADR	36,600	921
		102,580
Energy (10.4%)
Chevron Corp.	294,600	24,817
Total SA ADR	301,812	24,441
ExxonMobil Corp.	282,400	23,688
ConocoPhillips Co.	209,370	16,436
Royal Dutch Shell PLC ADR
Class A	181,700	14,754
EnCana Corp.	217,872	13,388
XTO Energy, Inc.	145,500	8,745
Schlumberger Ltd.	99,500	8,452
Anadarko Petroleum Corp.	124,100	6,452
ENI SpA ADR	85,200	6,164

10

Sasol Ltd. Sponsored ADR	114,000	4,280
Petroleo Brasileiro ADR	34,100	4,135
		155,752
Financials (11.3%)
Bank of America Corp.	543,735	26,583
Citigroup, Inc.	482,133	24,729
UBS AG (New York Shares)	230,200	13,814
American International
Group, Inc.	173,700	12,164
State Street Corp.	170,900	11,690
ACE Ltd.	179,500	11,222
Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	52,712	9,702
Merrill Lynch & Co., Inc.	98,200	8,208
The Hartford Financial
Services Group Inc.	81,800	8,058
ING Groep NV–Sponsored
ADR	173,200	7,616
Freddie Mac	117,600	7,138
MBIA, Inc.	109,050	6,785
Prudential Financial, Inc.	60,200	5,853
PNC Financial Services Group	66,000	4,724
MetLife, Inc.	56,200	3,624
Westpac Banking Corp. Ltd.
ADR	30,900	3,367
JPMorgan Chase & Co.	68,548	3,321
Wachovia Corp.	31,600	1,619
		170,217
Health Care (7.3%)
Eli Lilly & Co.	373,700	20,882
Abbott Laboratories	332,900	17,827
Schering-Plough Corp.	504,400	15,354
Medtronic, Inc.	262,100	13,593
Bristol-Myers Squibb Co.	430,400	13,583
Wyeth	139,700	8,010
AstraZeneca Group PLC ADR	139,600	7,466
Teva Pharmaceutical
Industries Ltd. Sponsored
ADR	179,000	7,384
Sanofi-Aventis ADR	133,523	5,377
		109,476
Industrials (7.9%)
General Electric Co.	749,800	28,702
Deere & Co.	142,400	17,193
Canadian National
Railway Co.	279,500	14,235
Waste Management, Inc.	274,800	10,731
United Parcel Service, Inc.	105,200	7,680
Parker Hannifin Corp.	62,500	6,119
Lockheed Martin Corp.	64,800	6,100
Avery Dennison Corp.	91,400	6,076
General Dynamics Corp.	66,600	5,209
3M Co.	56,000	4,860
Pitney Bowes, Inc.	71,000	3,324
ABB Ltd. ADR	144,100	3,257
Illinois Tool Works, Inc.	48,700	2,639
Emerson Electric Co.	42,400	1,984

11

		118,109
Information Technology (5.8%)
International Business
Machines Corp.	215,300	22,660
Accenture Ltd.	234,000	10,036
Microsoft Corp.	331,200	9,760
Texas Instruments, Inc.	228,100	8,583
* EMC Corp.	434,900	7,872
Automatic Data
Processing, Inc.	139,800	6,776
Hewlett-Packard Co.	101,500	4,529
Keyence Corp.	19,400	4,238
Canon, Inc.	53,000	3,108
Intel Corp.	118,300	2,811
* Autodesk, Inc.	50,800	2,392
* Nortel Networks Corp.	91,700	2,205
Maxim Integrated
Products, Inc.	46,800	1,564
		86,534
Materials (4.4%)
E.I. du Pont
de Nemours & Co.	250,286	12,725
Alcoa Inc.	275,600	11,170
International Paper Co.	197,200	7,701
Weyerhaeuser Co.	83,700	6,606
Cia Vale do Rio Doce ADR	141,420	6,300
Rohm & Haas Co.	112,800	6,168
Syngenta AG ADR	148,800	5,793
Air Products &
Chemicals, Inc.	43,100	3,464
Rio Tinto PLC ADR	10,400	3,184
Newmont Mining Corp.
(Holding Co.)	70,600	2,758
		65,869
Telecommunication Services (3.3%)
AT&T Inc.	926,522	38,451
Verizon Communications Inc.	253,412	10,433
		48,884
Utilities (3.7%)
Exelon Corp.	282,800	20,531
FPL Group, Inc.	160,800	9,124
Dominion Resources, Inc.	100,600	8,683
TXU Corp.	120,700	8,123
Veolia Environment ADR	51,600	4,046
Pinnacle West Capital Corp.	70,200	2,797
Progress Energy, Inc.	51,500	2,348
		55,652
Total Common Stocks
(Cost $669,661)		992,830

12

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.1%)
U.S. Government Securities (1.0%)
	U.S. Treasury Inflation-
	Indexed Note	3.500%	1/15/11	7,925	9,686
	U.S. Treasury Inflation-
	Indexed Note	2.375%	4/15/11	4,725	4,866
					14,552
Agency Bonds and Notes (0.6%)
[1]	Federal Home Loan
	Mortgage Corp.	5.125%	4/18/11	7,000	6,970
	Private Export Funding Corp.	3.375%	2/15/09	1,700	1,650
					8,620
Mortgage-Backed Securities (2.5%)
	Conventional Mortgage-Backed Securities (2.4%)
[1]	Federal National
	Mortgage Assn.	6.000%	4/1/21–
			8/1/21	2,402	2,414
	Government National
	Mortgage Assn.	5.500%	2/15/33–
			8/15/36	23,396	22,718
	Government National
	Mortgage Assn.	6.000%	7/15/26–
			4/15/36	10,661	10,617
	Government National
	Mortgage Assn.	6.500%	5/15/28–
			7/15/31	326	335
	Government National
	Mortgage Assn.	7.000%	11/15/31–
			11/15/33	615	638
	Government National
	Mortgage Assn.	8.000%	9/15/30	102	107

	Nonconventional Mortgage-Backed Securities (0.1%)
[1]	Federal National Mortgage Assn.	6.014%	5/1/11	1,309	1,326
					38,155
Total U.S. Government and Agency Obligations (Cost $62,340)					61,327
Corporate Bonds (24.1%)
Asset-Backed/Commercial Mortgage-Backed Securities (4.1%)
[2]	Adjustable Rate Mortgage Trust	5.690%	3/25/36	525	521
[2]	Advanta Business Card
	Master Trust	4.750%	1/20/11	530	528
[2,3]	Aesop Funding II LLC	3.950%	4/20/09	1,600	1,587
[2]	Asset Securitization Corp.	6.750%	2/14/43	1,297	1,302
[2]	Banc of America Commercial
	Mortgage Inc.	5.451%	1/15/49	2,000	1,947
[2]	Banc of America Commercial
	Mortgage, Inc.	5.930%	5/10/45	1,000	1,001
[2]	Bank One Issuance Trust	3.860%	6/15/11	1,000	983
[2]	Bank One Issuance Trust	3.450%	10/17/11	1,000	973

13

[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.632%	4/12/38	955	942
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.740%	3/13/40	1,000	950
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.540%	9/11/41	2,000	1,962
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.537%	10/12/41	1,910	1,875
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.825%	11/11/41	1,995	1,883
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.933%	2/13/42	765	724
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.871%	9/11/42	740	696
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.331%	2/11/44	1,625	1,562
[2]	CarMax Auto Owner Trust	4.910%	1/18/11	860	855
[2]	Chase Issuance Trust	4.650%	12/17/12	1,000	978
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage	5.399%	7/15/44	2,000	1,933
[2]	Commercial Mortgage Pass
	Through Certificates	5.116%	6/10/44	750	717
[2]	Commercial Mortgage Pass-
	Through Certificates	5.961%	6/10/46	2,100	2,117
[2]	Credit Suisse Mortgage
	Capital Certificates	5.609%	2/15/39	2,000	1,961
[2]	Credit Suisse Mortgage
	Capital Certificates	5.467%	9/15/39	1,190	1,150
[2]	DaimlerChrysler Auto Trust	4.980%	2/8/11	460	458
[2]	Greenwich Capital Commercial
	Funding Corp.	4.915%	1/5/36	1,000	965
[2]	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	1,000	987
[2]	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	240	231
[2]	Greenwich Capital Commercial
	Funding Corp.	5.444%	3/10/39	2,805	2,725
[2]	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	1,950	1,837
[2]	GS Mortgage Securities Corp. II	5.396%	8/10/38	1,000	992
[2]	Honda Auto Receivables
	Owner Trust	3.820%	5/21/10	867	856
[2]	Household Automotive Trust	5.280%	9/17/11	2,000	2,000
[2]	JPMorgan Chase Commercial
	Mortgage Securities	4.899%	1/12/37	960	909
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.440%	6/12/47	2,000	1,945
[2]	LB-UBS Commercial
	Mortgage Trust	4.954%	9/15/30	1,300	1,231
[2]	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	2,000	1,933
[2,3]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	538	532

14

[2]	Morgan Stanley Capital I	4.780%	12/13/41	1,725	1,626
[2]	Morgan Stanley Capital I	5.230%	9/15/42	510	491
[2]	Morgan Stanley Capital I	4.700%	7/15/56	1,530	1,436
[2]	Morgan Stanley
	Dean Witter Capital I	4.740%	11/13/36	1,000	956
[2]	Morgan Stanley
	Dean Witter Capital I	5.514%	11/12/49	2,000	1,957
[2]	Morgan Stanley
	Dean Witter Capital II	5.447%	2/12/44	2,000	1,947
[2]	Nissan Auto Lease Trust	5.110%	3/15/10	1,000	996
[2]	PSE&G Transition Funding LLC	6.450%	3/15/13	238	244
[2]	USAA Auto Owner Trust	2.670%	10/15/10	480	477
[2]	USAA Auto Owner Trust	4.130%	11/15/11	952	940
[2]	Wachovia Auto Owner Trust	4.930%	11/20/12	1,000	993
[2]	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	750	717
[2]	WFS Financial Owner Trust	3.930%	2/17/12	1,338	1,329
[2]	World Omni Auto
	Receivables Trust	3.820%	11/12/11	370	363
					61,220
Finance (9.4%)
	Banking (4.2%)
	Bank of America Corp.	4.375%	12/1/10	1,000	971
	Bank of America Corp.	5.300%	3/15/17	2,000	1,923
	Bank of America Corp.	5.625%	3/8/35	1,845	1,654
	Bank of America Corp.	6.000%	10/15/36	1,000	969
	Bank of New York Co., Inc.	5.125%	11/1/11	1,000	985
	Bank of New York Co., Inc.	4.950%	3/15/15	1,345	1,276
[2,3]	Barclays Bank PLC	5.926%	12/15/49	2,000	1,949
	BB&T Corp.	4.900%	6/30/17	1,000	924
[2,3]	BTMU Curacao Holdings NV	4.760%	7/21/15	1,595	1,520
	Citigroup, Inc.	4.625%	8/3/10	600	587
	Citigroup, Inc.	6.625%	6/15/32	2,000	2,115
	Citigroup, Inc.	6.125%	8/25/36	1,000	982

15

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Credit Suisse
	First Boston USA, Inc.	6.500%	1/15/12	2,000	2,080
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,916
	Fifth Third Bank	4.200%	2/23/10	2,000	1,942
[3]	HBOS Treasury Services PLC	6.000%	11/1/33	2,395	2,333
	HSBC Bank USA	4.625%	4/1/14	1,000	938
	Huntington National Bank	4.900%	1/15/14	1,000	939
	J.P. Morgan, Inc.	6.250%	1/15/09	1,500	1,520
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,037
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	960
	Mellon Bank NA	4.750%	12/15/14	250	235
[3]	Mizuho Finance (Cayman)	5.790%	4/15/14	2,000	1,995
	National City Bank	4.150%	8/1/09	1,725	1,685
	National City Corp.	3.200%	4/1/08	275	271
	National City Corp.	6.875%	5/15/19	1,000	1,069
	Northern Trust Co.	5.300%	8/29/11	1,205	1,192
[3]	Overseas Chinese Banking Corp.	7.750%	9/6/11	600	648
	Paribas NY	6.950%	7/22/13	2,000	2,143
	PNC Bank NA	4.875%	9/21/17	1,500	1,382
	Regions Bank	6.450%	6/26/37	2,000	2,008
	Royal Bank of
	Scotland Group PLC	5.000%	10/1/14	300	288
	Royal Bank of
	Scotland Group PLC	5.050%	1/8/15	2,440	2,349
[3]	Santander U.S. Debt, S.A.
	Unipersonal	4.750%	10/21/08	900	892
	State Street Corp.	5.375%	4/30/17	2,775	2,699
	SunTrust Banks, Inc.	4.250%	10/15/09	320	312
	UBS AG	5.875%	7/15/16	2,000	2,027
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,000	2,103
	US Bank NA	4.125%	3/17/08	2,000	1,979
	US Bank NA	6.300%	2/4/14	1,000	1,031
	Wachovia Corp.	7.500%	4/15/35	1,000	1,163
	Washington Mutual Bank	5.125%	1/15/15	1,000	938
	Wells Fargo & Co.	5.125%	9/1/12	1,000	980
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,058
	World Savings Bank, FSB	4.125%	12/15/09	1,805	1,754

	Brokerage (1.2%)
	Ameriprise Financial Inc.	5.350%	11/15/10	755	750
	Dean Witter, Discover & Co.	6.750%	10/15/13	1,000	1,044
	Goldman Sachs Group, Inc.	5.000%	1/15/11	500	492
	Goldman Sachs Group, Inc.	5.300%	2/14/12	1,000	986
	Goldman Sachs Group, Inc.	5.350%	1/15/16	2,500	2,395
	Goldman Sachs Group, Inc.	5.625%	1/15/17	1,000	959
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	1,500	1,452
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	1,000	970
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,000	1,008
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	2,000	1,983
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	1,000	977

16

	Morgan Stanley Dean Witter	4.000%	1/15/10	1,000	966
	Morgan Stanley Dean Witter	6.600%	4/1/12	1,000	1,036
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,000	962
	Morgan Stanley Dean Witter	6.250%	8/9/26	2,000	1,986

	Finance Companies (1.1%)
	American Express Co.	4.750%	6/17/09	1,000	989
	American Express Credit Corp.	3.000%	5/16/08	1,000	979
[3]	American Express Travel	5.250%	11/21/11	1,000	988
	Capital One Bank	6.500%	6/13/13	650	671
	Capital One Capital IV	6.745%	2/17/37	1,100	1,036
	Capital One Financial	5.700%	9/15/11	1,070	1,067
	CIT Group, Inc.	3.650%	11/23/07	1,000	993
	CIT Group, Inc.	4.125%	11/3/09	1,000	969
	Countrywide Home Loan	5.625%	7/15/09	1,000	999
[3]	FGIC Corp.	6.000%	1/15/34	365	352
	General Electric Capital Corp.	6.125%	2/22/11	600	612
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,024
	General Electric Capital Corp.	5.450%	1/15/13	1,000	992
	HSBC Finance Corp.	5.700%	6/1/11	770	770
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,029
	HSBC Finance Corp.	5.500%	1/19/16	1,000	961
	International Lease
	Finance Corp.	5.400%	2/15/12	1,000	988

	Insurance (2.4%)
	Allstate Corp.	5.000%	8/15/14	1,000	959
	Allstate Corp.	6.750%	5/15/18	1,000	1,056
[2]	Allstate Corp.	6.125%	5/15/37	1,000	962
	American International
	Group, Inc.	4.700%	10/1/10	3,200	3,131
	American International
	Group, Inc.	6.250%	3/15/37	720	676
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	1,898
	Chubb Corp.	6.000%	5/11/37	1,000	953
[3]	Frank Russell Co.	5.625%	1/15/09	2,000	2,008
	Genworth Financial, Inc.	5.125%	3/15/11	1,410	1,391
	Genworth Financial, Inc.	5.750%	5/15/13	1,000	1,010
[2]	Genworth Financial, Inc.	6.150%	11/15/66	1,000	953
	Hartford Financial Services
	Group, Inc.	7.900%	6/15/10	2,000	2,129
	ING USA Global	4.500%	10/1/10	1,000	971
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	1,000	1,001
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	2,000	2,322
[3]	MetLife Global Funding I	4.500%	5/5/10	2,000	1,951
[3]	MetLife Global Funding I	5.125%	11/9/11	1,000	985
[3]	New York Life Global Funding	3.875%	1/15/09	90	88
[3]	New York Life Insurance	5.875%	5/15/33	2,100	2,060
[3]	Pacific Life Global Funding	3.750%	1/15/09	1,110	1,082
[3]	PRICOA Global Funding I	3.900%	12/15/08	1,100	1,077
	Principal Life Income Funding	5.125%	3/1/11	1,720	1,697
	Protective Life Secured Trust	3.700%	11/24/08	1,000	978

17

	Protective Life Secured Trust	4.850%	8/16/10	765	751
	Prudential Financial, Inc.	4.750%	4/1/14	2,300	2,166
	XL Capital Ltd.	6.500%	1/15/12	2,000	2,054

	Real Estate Investment Trusts (0.4%)
	ERP Operating LP	5.375%	8/1/16	325	314
	Kimco Realty Corp.	5.783%	3/15/16	250	247
	ProLogis	5.625%	11/15/16	1,000	974
	Simon Property Group Inc.	6.100%	5/1/16	1,000	1,015
	Simon Property Group Inc.	5.875%	3/1/17	650	647
[3]	Westfield Group	5.700%	10/1/16	2,000	1,953

	Other (0.1%)
[3]	SovRisc BV	4.625%	10/31/08	2,000	1,983
					140,548
Industrial (8.4%)
	Basic Industry (0.5%)
	Alcan, Inc.	4.500%	5/15/13	1,000	929
	Alcoa, Inc.	5.720%	2/23/19	1,496	1,422
	Alcoa, Inc.	5.870%	2/23/22	504	477
	BHP Billiton Finance	4.800%	4/15/13	1,000	955
	Dow Chemical Co.	6.125%	2/1/11	1,000	1,015
	Dow Chemical Co.	6.000%	10/1/12	1,000	1,010
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	735	710
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	440	423
	Weyerhaeuser Co.	7.375%	3/15/32	1,000	1,017

	Capital Goods (1.1%)
	Boeing Capital Corp.	6.500%	2/15/12	2,000	2,084
	Caterpillar Financial
	Services Corp.	3.625%	11/15/07	1,000	993
	Caterpillar, Inc.	7.250%	9/15/09	1,000	1,038
	General Dynamics Corp.	4.250%	5/15/13	2,000	1,866
	Honeywell International, Inc.	7.500%	3/1/10	1,000	1,050

18

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Hutchison Whampoa
	International Ltd.	6.500%	2/13/13	2,000	2,058
	John Deere Capital Corp.	5.100%	1/15/13	1,000	977
[3]	Siemens Financieringsmat	5.750%	10/17/16	2,225	2,200
	United Technologies Corp.	4.875%	5/1/15	325	306
	United Technologies Corp.	7.500%	9/15/29	770	895
	United Technologies Corp.	6.050%	6/1/36	675	669
	USA Waste Services, Inc.	7.000%	7/15/28	2,000	2,022

	Communications (1.4%)
	AT&T Corp.	6.800%	5/15/36	500	519
	AT&T Inc.	5.875%	2/1/12	1,000	1,008
	AT&T Inc.	5.100%	9/15/14	500	477
	AT&T Inc.	6.450%	6/15/34	1,595	1,585
	BellSouth Corp.	6.000%	10/15/11	2,000	2,028
	BellSouth Corp.	6.550%	6/15/34	975	971
	BellSouth Telecommunications	7.000%	12/1/95	700	698
[2]	Deutsche Telekom
	International Finance	8.000%	6/15/10	2,000	2,131
[2]	France Telecom	7.750%	3/1/11	2,000	2,142
	New York Times Co.	4.500%	3/15/10	300	291
	Telefonica Europe BV	7.750%	9/15/10	2,000	2,124
	Thomson Corp.	4.250%	8/15/09	1,500	1,461
[3]	Time Warner, Inc.	5.850%	5/1/17	830	806
	Verizon Communications Corp.	5.500%	4/1/17	1,000	966
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,107
	Verizon Global Funding Corp.	7.750%	12/1/30	1,000	1,123
	Vodafone Group PLC	5.000%	12/16/13	1,000	952

	Consumer Cyclicals (1.5%)
	CVS Corp.	4.875%	9/15/14	1,000	939
	CVS Corp.	5.750%	6/1/17	485	468
	DaimlerChrysler North America
	Holding Corp.	5.750%	9/8/11	1,355	1,356
	DaimlerChrysler North America
	Holding Corp.	6.500%	11/15/13	1,145	1,182
	DaimlerChrysler North America
	Holding Corp.	8.500%	1/18/31	1,000	1,264
	Federated Retail Holding	5.900%	12/1/16	522	510
[3]	Harley-Davidson Inc.	3.625%	12/15/08	1,000	974
	Home Depot Inc.	3.750%	9/15/09	1,000	962
	Home Depot Inc.	4.625%	8/15/10	1,000	969
	Kohl’s Corp.	6.000%	1/15/33	1,000	930
	Lowe’s Cos., Inc.	8.250%	6/1/10	290	311
	Lowe’s Cos., Inc.	6.875%	2/15/28	710	750
	Lowe’s Cos., Inc.	6.500%	3/15/29	1,000	1,014
	Target Corp.	5.875%	3/1/12	2,000	2,028
	The Walt Disney Co.	5.625%	9/15/16	1,000	989
	Time Warner, Inc.	5.500%	11/15/11	815	806
	Time Warner, Inc.	6.500%	11/15/36	520	494

19

	Toyota Motor Credit Corp.	5.500%	12/15/08	2,000	2,004
	Wal-Mart Stores, Inc.	4.125%	2/15/11	1,000	957
	Wal-Mart Stores, Inc.	5.250%	9/1/35	1,000	873
	Western Union Co.	5.930%	10/1/16	2,000	1,952

	Consumer Noncyclicals (2.4%)
	Abbott Laboratories	5.600%	5/15/11	500	501
	Abbott Laboratories	4.350%	3/15/14	1,000	924
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	1,500	1,610
	Baxter International, Inc.	5.900%	9/1/16	502	502
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,000	1,881
[3]	Cargill Inc.	4.375%	6/1/13	600	559
[3]	Cargill Inc.	6.875%	5/1/28	645	685
[3]	Cargill Inc.	6.125%	4/19/34	1,270	1,244
	Clorox Co.	4.200%	1/15/10	2,000	1,937
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	2,000	2,044
	Coca-Cola HBC Finance	5.125%	9/17/13	1,000	969
	Coca-Cola HBC Finance	5.500%	9/17/15	700	686
	Colgate-Palmolive Co.	7.600%	5/19/25	480	570
	ConAgra Foods, Inc.	6.750%	9/15/11	199	206
	ConAgra Foods, Inc.	5.819%	6/15/17	316	306
	Diageo Capital PLC	3.375%	3/20/08	1,000	986
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,026
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,844
	Hershey Foods Corp.	4.850%	8/15/15	380	356
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	962
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	935
	Kraft Foods, Inc.	6.250%	6/1/12	1,000	1,014
	Medtronic Inc.	4.375%	9/15/10	765	740
	Medtronic Inc.	4.750%	9/15/15	1,000	927
	Merck & Co.	5.125%	11/15/11	2,000	1,982
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	500	549
[3]	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	1,500	1,504
[2]	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,937	2,358
[3]	SABMiller PLC	6.500%	7/1/16	1,500	1,543
[2]	Schering-Plough Corp.	5.550%	12/1/13	1,000	999
	Sysco Corp.	5.375%	9/21/35	1,000	893
	Unilever Capital Corp.	7.125%	11/1/10	1,000	1,049
	Unilever Capital Corp.	5.900%	11/15/32	875	832
[2]	Wyeth	6.950%	3/15/11	1,000	1,047

	Energy (0.4%)
	Amoco Corp.	6.500%	8/1/07	1,500	1,501
	Apache Finance Canada	7.750%	12/15/29	400	466
	ChevronTexaco Capital Co.	3.500%	9/17/07	1,000	996
	Conoco Funding Co.	6.350%	10/15/11	2,000	2,063
	Suncor Energy, Inc.	5.950%	12/1/34	1,000	947

	Technology (0.4%)
	Cisco Systems Inc.	5.250%	2/22/11	2,000	1,987
	Hewlett-Packard Co.	5.250%	3/1/12	2,000	1,977
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	1,975

20

	Transportation (0.5%)
[2]	Continental Airlines, Inc.	5.983%	4/19/22	940	912
[3]	ERAC USA Finance Co.	7.350%	6/15/08	1,090	1,105
[3]	ERAC USA Finance Co.	5.900%	11/15/15	500	491
[2]	Federal Express Corp.	6.720%	1/15/22	1,534	1,593
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,652
	Southwest Airlines Co.	5.750%	12/15/16	2,500	2,380

	Other (0.2%)
	Dover Corp.	6.500%	2/15/11	2,000	2,059
	Snap-On Inc.	6.250%	8/15/11	1,400	1,429
					126,940
Utilities (2.2%)
	Electric Utilities (1.7%)
	Alabama Power Co.	5.550%	2/1/17	585	573
	Carolina Power & Light Co.	5.950%	3/1/09	2,000	2,014
	Central Illinois Public Service	6.125%	12/15/28	1,000	911
	Commonwealth Edison Co.	5.950%	8/15/16	770	755
	Consolidated Edison Co. of
	New York	5.500%	9/15/16	700	682
	Consolidated Edison Co. of
	New York	5.300%	12/1/16	890	856
	Consolidated Edison, Inc.	3.625%	8/1/08	1,000	981
	Exelon Generation Co. LLC	6.950%	6/15/11	2,000	2,080
	Florida Power & Light Co.	5.650%	2/1/35	1,000	943
	Florida Power & Light Co.	4.950%	6/1/35	1,000	849
	Florida Power & Light Co.	5.850%	5/1/37	2,000	1,936
	Florida Power Corp.	6.875%	2/1/08	1,850	1,864
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	971
	National Rural Utilities
	Cooperative Finance Corp.	5.750%	12/1/08	2,000	2,009
	Northern States Power Co.	6.250%	6/1/36	2,000	2,046
	PPL Energy Supply LLC	6.200%	5/15/16	1,000	990

21

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Public Service Electric & Gas	4.000%	11/1/08	1,000	982
	Southern California Edison Co.	6.000%	1/15/34	1,000	992
	Southern California Edison Co.	5.550%	1/15/37	1,500	1,395
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	581
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	654

	Natural Gas (0.4%)
	Duke Energy Field Services	7.875%	8/16/10	2,000	2,122
[3]	Duke Energy Field Services	6.450%	11/3/36	935	927
	KeySpan Gas East Corp.	7.875%	2/1/10	1,500	1,582
	National Grid PLC	6.300%	8/1/16	1,000	1,021
	San Diego Gas & Electric	6.000%	6/1/26	600	603

	Other (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,144
					32,463
Total Corporate Bonds (Cost $368,469)					361,171
Sovereign Bonds (U.S. Dollar-Denominated) (2.4%)
[3]	Abu Dhabi National Energy Co.	5.875%	10/27/16	695	678
	African Development Bank	4.500%	1/15/09	2,000	1,980
[3]	Corporacion Nacional del Cobre	6.150%	10/24/36	1,000	986
	European Investment Bank	4.000%	3/3/10	2,000	1,943
	Inter-American
	Development Bank	5.375%	11/18/08	600	603
	Inter-American
	Development Bank	4.375%	9/20/12	2,000	1,917
	International Bank for
	Reconstruction &
	Development	5.750%	2/6/08	2,600	2,605
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	1,783
	Japan Bank International	4.750%	5/25/11	2,000	1,960
	Japan Finance Corp.	4.625%	4/21/15	3,000	2,838
	Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	2,000	1,976
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	2,000	1,979
	Oesterreichische Kontrollbank	4.500%	3/9/15	2,000	1,893
	Province of British Columbia	4.300%	5/30/13	1,000	949
	Province of Manitoba	4.450%	4/12/10	2,000	1,951
	Province of Ontario	4.375%	2/15/13	1,000	951
	Province of Ontario	4.500%	2/3/15	2,000	1,889
	Province of Quebec	5.750%	2/15/09	1,000	1,006
	Province of Quebec	5.125%	11/14/16	1,000	970
	Quebec Hydro Electric	6.300%	5/11/11	1,000	1,021
	Republic of Italy	4.500%	1/21/15	2,000	1,882
	State of Israel	5.500%	11/9/16	1,000	979
	Swedish Export Credit Corp.	4.625%	2/17/09	2,000	1,980
Total Sovereign Bonds (Cost $38,031)					36,719

22

Taxable Municipal Bonds (0.8%)
Atlanta GA Downtown Dev.
Auth. Rev.	6.875%	2/1/21	650	703
Illinois (Taxable Pension) GO	5.100%	6/1/33	3,000	2,730
Kansas Dev. Finance Auth. Rev.
(Public Employee
Retirement System)	5.501%	5/1/34	2,000	1,933
[3] Ohana Military
Communities LLC	5.558%	10/1/36	400	381
[3] Ohana Military
Communities LLC	5.780%	10/1/36	545	534
Oregon School Board Assn.	5.528%	6/30/28	2,000	1,954
[3] Pacific Beacon LLC Naval Base	5.379%	7/15/26	335	320
President and Fellows of
Harvard College	6.300%	10/1/37	2,000	2,060
Stanford Univ. California Rev.	5.850%	3/15/09	2,000	2,016
Total Taxable Municipal Bonds (Cost $12,995)				12,631
Temporary Cash Investments (2.1%)
Repurchase Agreement (1.8%)
Banc of America Securities
(Dated 6/29/07, Repurchase
Value $27,012,000,
collateralized by Federal
Home Loan Mortgage Corp.
5.000%, 5/1/35)	5.360%	7/2/07	27,000	27,000
U.S. Agency Obligation (0.3%)
[1] Federal Home Loan
Mortgage Corp.	5.174%	7/23/07	4,000	3,988
Total Temporary Cash Investments (Cost $30,988)				30,988
Total Investments (99.7%) (Cost $1,182,484)				1,495,666
Other Assets and Liabilities (0.3%)
Other Assets—Note C				9,408
Liabilities				(4,478)
				4,930
Net Assets (100%)
Applicable to 73,785,809 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)				1,500,596
Net Asset Value Per Share				$20.34

At June 30, 2007, net assets consisted of:[4]
			Amount	Per
			($000)	Share
Paid-in Capital			1,142,050	$15.48
Undistributed Net Investment Income			21,057.29
Accumulated Net Realized Gains			24,307.33
Unrealized Appreciation			313,182	4.24
Net Assets			1,500,596	$20.34

23

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate value of these securities was $45,300,000, representing 3.0% of net assets.

4  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

24

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends[1]	11,367
Interest	13,908
Security Lending	91
Total Income	25,366
Expenses
Investment Advisory Fees—Note B
Basic Fee	469
Performance Adjustment	82
The Vanguard Group—Note C
Management and Administrative	1,039
Marketing and Distribution	135
Custodian Fees	15
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,755
Expenses Paid Indirectly—Note D	(9)
Net Expenses	1,746
Net Investment Income	23,620
Realized Net Gain (Loss)
Investment Securities Sold	24,131
Foreign Currencies	(9)
Realized Net Gain (Loss)	24,122
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	39,508
Foreign Currencies	—
Change in Unrealized Appreciation
(Depreciation)	39,508
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,250

25

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,620	39,591
Realized Net Gain (Loss)	24,122	61,594
Change in Unrealized Appreciation (Depreciation)	39,508	78,011
Net Increase (Decrease) in Net Assets Resulting from Operations	87,250	179,196
Distributions
Net Investment Income	(40,563)	(32,178)
Realized Capital Gain[2]	(61,188)	(39,749)
Total Distributions	(101,751)	(71,927)
Capital Share Transactions—Note G
Issued	96,985	235,295
Issued in Lieu of Cash Distributions	101,751	71,927
Redeemed	(87,981)	(207,173)
Net Increase (Decrease) from Capital Share Transactions	110,755	100,049
Total Increase (Decrease)	96,254	207,318
Net Assets
Beginning of Period	1,404,342	1,197,024
End of Period[3]	1,500,596	1,404,342

1  Dividends are net of foreign withholding taxes of $357,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $4,813,000 and $5,048,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $21,057,000 and $38,009,000.

26

Vanguard Balanced Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.62	$19.04	$18.62	$17.16	$14.72	$16.98
Investment Operations
Net Investment Income	.32	.58	.53[1]	.493	.44	.445
Net Realized and Unrealized Gain (Loss)
on Investments	.88	2.14	.69	1.402	2.47	(1.460)
Total from Investment Operations	1.20	2.72	1.22	1.895	2.91	(1.015)
Distributions
Dividends from Net Investment Income	(.59)	(.51)	(.49)	(.435)	(.47)	(.630)
Distributions from Realized Capital Gains	(.89)	(.63)	(.31)	—	—	(.615)
Total Distributions	(1.48)	(1.14)	(.80)	(.435)	(.47)	(1.245)
Net Asset Value, End of Period	$20.34	$20.62	$19.04	$18.62	$17.16	$14.72

Total Return	6.17%	14.96%	6.83%	11.29%	20.45%	–6.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,501	$1,404	$1,197	$1,035	$898	$693
Ratio of Total Expenses to
Average Net Assets[2]	0.24%*	0.25%	0.25%	0.26%	0.31%	0.33%
Ratio of Net Investment Income to
Average Net Assets	3.26%*	3.10%	2.89%	2.99%	2.98%	3.13%
Portfolio Turnover Rate	21%*	29%	21%	22%	27%	24%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.02%, and 0.02%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

28

Vanguard Balanced Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Balanced Portfolio

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman U.S. Credit A or Better Bond Index. For the six months ended June 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before an increase of $82,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2007, these arrangements reduced the portfolio’s management and administrative expenses by $7,000 and custodian fees by $2,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or

29

Vanguard Balanced Portfolio

temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2007, the portfolio realized net foreign currency losses of $9,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2007, the cost of investment securities for tax purposes was $1,182,484,000. Net unrealized appreciation of investment securities for tax purposes was $313,182,000, consisting of unrealized gains of $328,977,000 on securities that had risen in value since their purchase and $15,795,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2007, the portfolio purchased $187,499,000 of investment securities and sold $107,399,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $26,658,000 and $41,149,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	4,754	12,005
Issued in Lieu of Cash Distributions	5,245	3,882
Redeemed	(4,320)	(10,650)
Net Increase (Decrease) in Shares Outstanding	5,679	5,237

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

30

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

31

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,061.67	$1.23
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.20

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board approved changes to the process for the quarterly calculation of the portfolio’s asset-based advisory fee and performance-adjustment schedule. The calculation now will be based on the average daily net assets of the portfolio, rather than the average month-end net assets. The performance-adjustment schedule now will be based on a “linear” rather than a “step” approach. The board concluded that linear adjustments better align the interests of an advisor with those of the portfolio shareholders because the advisor’s compensation is more closely linked to the portfolio’s performance.

The board based its decisions upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Wellington

Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised Vanguard Variable Insurance Fund Balanced Portfolio since its 1991 inception.

Edward Bousa, who manages the equity portion of the portfolio, and John C. Keogh, who oversees the fixed income portion, each have over two decades of industry experience. They are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade. The advisor has provided high-quality advisory services for the portfolio.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have been favorable versus the portfolio’s benchmark and its peer group. Information about the portfolio’s most recent performance can be found on the

Performance Summary page.

33

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the Balanced

Portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

34

Vanguard® Capital Growth Portfolio

Vanguard® Capital Growth Portfolio

Despite mixed results in its sizable technology and health care positions, the Capital Growth Portfolio returned 8.8% during the first half of 2007, ahead of its market benchmark but behind the average return of its peer group. The portfolio’s materials stocks produced exceptional returns, and, as a result of its customarily light exposure to the financials sector, the portfolio avoided some of the trouble spots that weighed on the broad market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Technology and health care stocks shone a bit less brightly

The Capital Growth Portfolio’s advisor, PRIMECAP Management Company, typically approaches investments with a three- to five-year time horizon. Although a six-month report provides some insight into the portfolio’s positioning, short-term returns aren’t an especially meaningful verdict on the success of the advisor’s decisions.

In recent years, the advisor has identified a number of attractive opportunities—strong long-term growth prospects at reasonable prices—in the technology and health care sectors, particularly among pharmaceuticals giants and tech companies that stand to benefit from global Internet expansion. During the past six months, however, these two sectors turned in lackluster results.

The portfolio’s health care stocks produced a modestly negative return, depressed by weakness in two top-ten holdings: Medtronic, a medical equipment company, and drug company Novartis.

Technology stocks did better, though the portfolio’s holdings returned a bit less than the tech stocks in the benchmark index. One notable weak spot was Adobe Systems, a large holding that declined in value. It should be noted, however, that the software company has been a highly profitable long-term investment for the portfolio.

Energy and materials holdings had an outsize impact

The portfolio’s best performers were energy and materials companies. Although these stocks account for less than one-fifth of portfolio assets, their exceptional performance made them a significant contributor to returns.

The portfolio’s materials stocks returned about 40%, led by Potash Corporation of Saskatchewan, which has benefited from robust fertilizer demand amid a boom in agricultural prices. In the energy sector, exploration and service companies provided a boost.

For more on the strategy and positioning of the Capital Growth Portfolio, please see the Advisor’s Report that follows.

1

Vanguard® Capital Growth Portfolio

Total Returns
Six Months Ended
June 30, 2007
Capital Growth Portfolio	8.8%
Standard & Poor’s 500 Index	7.0
Average Multi-Cap Growth Fund[1]	9.8

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.42%	1.49%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2

Vanguard® Capital Growth Portfolio

Advisor’s Report

During the six months ended June 30, 2007, the Capital Growth Portfolio returned 8.8%, ahead of the S&P 500 Index’s 7.0% gain but behind the 9.8% average return of multi-cap growth funds. Materials stocks were among our best performers, while our large positions in health care and technology stocks produced mixed results.

The investment environment

In a break with the recent pattern, growth stocks outperformed value stocks during the first half of 2007. The Russell 1000 Growth Index returned 8.1%, compared with the 6.2% return of the Russell 1000 Value Index.

Despite this welcome turnabout, we continue to believe that growth stocks are an undervalued area of the market. Value stocks have outperformed growth stocks for much of the last three decades, with the disparity becoming especially pronounced in the past few years. Many traditional growth stocks are trading at a discount to traditional value stocks. Even if this valuation anomaly should persist, we would expect growth companies to outperform the broad market by virtue of their superior earnings growth. If the historical premium awarded to earnings growth begins to return, investors in these stocks should see even stronger returns.

As a group, the stocks in the S&P 500 Index are currently trading at approximately 16 times expected earnings. This valuation strikes us as reasonable, given the sustained environment of low interest rates and modest inflation. We are mindful that we are in the fifth year of a bull market, one in which operating margins have nearly doubled and are approaching all-time highs. However, certain segments of the market have benefited disproportionately from increasing margins and stock valuations (e.g., commodity and energy-based companies), while others have experienced stagnant margins and lower appreciation (e.g., health care and technology companies). As a result, certain segments of the market represent an opportunity for us to buy equities with exciting prospects at reasonable prices.

Our successes

During the past six months, the portfolio enjoyed its strongest performance from materials stocks, notably Potash Corporation of Saskatchewan, a company that produces potash for fertilizer. This company controls 75% of the world’s excess potash capacity, which gives it significant leverage in setting prices. For much of the past few years, the company has benefited from high grain prices and strong fertilizer demand globally.

Monsanto, Weyerhaeuser, and Praxair also produced excellent returns, benefiting from general strength among producers of raw materials and basic industrial products. Additional good performance came from the portfolio’s consumer discretionary stocks, led by appliance-maker Whirlpool and retailing giant Target.

Our shortfalls

Stocks within the health care and technology sectors, our two most heavily weighted sectors, comprised most of the portfolio’s weak performers during the six months. Declines in sizable holdings such as Amgen, Novartis, Boston Scientific, and Medtronic contributed to the health care sector’s negative return. In the S&P 500 Index, by contrast, health care stocks returned 6.0%, slightly below the overall index result.

Our technology stocks produced a six-month return of about 9%, good in absolute terms, but a bit less than the return of tech stocks in the index. Software holdings Adobe Systems and Intuit declined in value. Our stocks in the industrials sector were also weak.

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Vanguard® Capital Growth Portfolio

Outlook

In general, we remain highly optimistic about health care stocks, especially pharmaceuticals companies. We expect health-related stocks to benefit from an obvious, but in our view underappreciated, trend: a dramatic increase in pharmaceutical use by the aging baby boom generation. People age 65 and over account for twice as many prescriptions as younger people, and this spending is relatively insensitive to the economic cycle. As the baby boomers enter their 60s, the industry stands to benefit from a period of strong and sustained earnings growth.

We also remain enthusiastic about information technology stocks, particularly the software companies that benefit from their behind-the-scenes role in the Internet’s worldwide growth. Examples include database-maker Oracle. When one queries popular websites such as eBay and Amazon, one is most likely using an Oracle database. Adobe Systems plays a similar, and also underappreciated, role in website design.

We remain pessimistic about the outlook for companies in the financials sector, a view reflected in our very modest exposure to this group. Over the past few years, these companies have benefited from an environment of low and stable interest rates and voracious consumer loan demand. This period seems to be nearing its end, the most visible indicator being the recent distress in the subprime loan market. In our view, this turmoil reflects a broader problem in the financials sector: the widespread mispricing of risk over the past few years. The result could be problems with loans in other sectors of the economy.

Howard B. Schow, Portfolio Manager

Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

David H. Van Slooten, Portfolio Manager

PRIMECAP Management Company, LLP

July 18, 2007

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Vanguard® Capital Growth Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	106	500
Median Market Cap	$34.2B	$59.9B
Price/Earnings Ratio	22.4x	17.1x
Price/Book Ratio	3.2x	2.9x
Yield	0.8%	1.8%
Return on Equity	16.0%	19.4%
Earnings Growth Rate	24.7%	20.9%
Foreign Holdings	14.7%	0.0%
Turnover Rate	0%[2]	—
Expense Ratio	0.42%[2]	—
Short-Term Reserves	6%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.82
Beta	1.15

Sector Diversification (% of portfolio)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	11%	10%
Consumer Staples	1	9
Energy	8	11
Financials	5	21
Health Care	19	12
Industrials	11	11
Information Technology	29	15
Materials	9	3
Telecommunication Services	1	4
Utilities	0	4
Short-Term Reserves	6%	—

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Vanguard® Capital Growth Portfolio

Ten Largest Holdings[3] (% of total net assets)

Potash Corp. of	fertilizers and
Saskatchewan, Inc.	agricultural chemicals	4.8%
FedEx Corp.	air freight and logistics	4.5
Adobe Systems, Inc.	application software	4.1
Texas Instruments, Inc.	semiconductors	3.3
Eli Lilly & Co.	pharmaceuticals	3.2
Novartis AG ADR	pharmaceuticals	2.8
Biogen Idec Inc.	biotechnology	2.8
ConocoPhillips Co.	integrated oil and gas	2.7
Medtronic, Inc.	health care equipment	2.5
Oracle Corp.	systems software	2.4
Top Ten		33.1%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  S&P 500 Index.

2  Annualized.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

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Vanguard® Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
			Since
	Inception Date	One Year	Inception
Capital Growth Portfolio	12/3/2002	16.85%	16.15%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

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Vanguard® Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.6%)
Consumer Discretionary (10.4%)
*	DIRECTV Group, Inc.	268,961	6,216
	Sony Corp. ADR	110,200	5,661
	Whirlpool Corp.	36,400	4,048
	TJX Cos., Inc.	113,050	3,109
	Target Corp.	45,800	2,913
	Eastman Kodak Co.	82,300	2,290
*	Kohl’s Corp.	27,600	1,960
	The Walt Disney Co.	45,000	1,536
*	Comcast Corp. Class A	35,550	1,000
	Mattel, Inc.	27,300	690
*	Bed Bath & Beyond, Inc.	14,700	529
	Lowe’s Cos., Inc.	16,700	513
	Best Buy Co., Inc.	10,300	481
	Yum! Brands, Inc.	8,600	281
	Abercrombie & Fitch Co.	3,400	248
	Tiffany & Co.	3,800	202
	Citadel Broadcasting Corp.	3,455	22
			31,699
Consumer Staples (1.5%)
	Costco Wholesale Corp.	63,950	3,742
	Avon Products, Inc.	18,400	676
			4,418
Energy (8.4%)
	ConocoPhillips Co.	103,100	8,093
	Schlumberger Ltd.	50,800	4,315
	Noble Energy, Inc.	54,400	3,394
	Hess Corp.	54,650	3,222
	EnCana Corp.	32,300	1,985
	EOG Resources, Inc.	15,700	1,147
*	Transocean Inc.	10,200	1,081
	Pogo Producing Co.	20,700	1,051
	GlobalSantaFe Corp.	11,700	845
	Chevron Corp.	3,160	266
			25,399

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Vanguard® Capital Growth Portfolio

			Market
			Value•
		Shares	($000)
Financials (4.9%)
	The Bank of
	New York Co., Inc.	91,350	3,786
	Marsh &
	McLennan Cos., Inc.	90,700	2,801
	American International
	Group, Inc.	33,600	2,353
*	Berkshire Hathaway Inc.
	Class B	519	1,871
	The Chubb Corp.	30,100	1,630
	Fannie Mae	16,300	1,065
	JPMorgan Chase & Co.	7,648	371
	AFLAC Inc.	6,100	314
	Capital One Financial Corp.	2,900	227
	Wells Fargo & Co.	6,400	225
	Freddie Mac	2,750	167
			14,810
Health Care (19.2%)
	Biotechnology (4.8%)
*	Biogen Idec Inc.	160,200	8,571
*	Amgen, Inc.	62,171	3,437
*	Genzyme Corp.	40,350	2,599

	Health Care Equipment & Supplies (3.8%)
	Medtronic, Inc.	146,600	7,603
*	Boston Scientific Corp.	254,902	3,910

	Life Science Tools & Services (1.0%)
	Applera Corp.–Applied
	Biosystems Group	55,700	1,701
*	Millipore Corp.	17,450	1,310

	Pharmaceuticals (9.6%)
	Eli Lilly & Co.	171,500	9,583
	Novartis AG ADR	152,950	8,576
	Roche Holdings AG	27,000	4,784
	GlaxoSmithKline PLC ADR	49,500	2,592
	Pfizer Inc.	97,460	2,492
*	Sepracor Inc.	23,250	954
			58,112
Industrials (10.6%)
	FedEx Corp.	123,900	13,749
	Caterpillar, Inc.	48,000	3,758
	Southwest Airlines Co.	218,350	3,256
	Union Pacific Corp.	23,700	2,729
*	AMR Corp.	86,600	2,282
	Fluor Corp.	13,700	1,526
	Deere & Co.	10,250	1,238
	Granite Construction Co.	14,800	950
	Pall Corp.	18,100	832
*	Alaska Air Group, Inc.	23,050	642
	Canadian Pacific Railway Ltd.	7,600	523

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Vanguard® Capital Growth Portfolio

			Market
			Value•
		Shares	($000)
	Donaldson Co., Inc.	8,000	284
	United Parcel Service, Inc.	3,350	245
			32,014
Information Technology (29.4%)
	Communications Equipment (5.0%)
*	Corning, Inc.	176,650	4,513
	QUALCOMM Inc.	97,900	4,248
	Motorola, Inc.	128,250	2,270
	LM Ericsson Telephone Co.
	ADR Class B	42,200	1,683
*	Nortel Networks Corp.	67,510	1,624
	Plantronics, Inc.	29,250	767

	Computers & Peripherals (2.6%)
	Hewlett-Packard Co.	107,850	4,812
*	EMC Corp.	156,900	2,840
*	Dell Inc.	10,200	291
	Electronic Equipment & Instruments (0.6%)
	Tektronix, Inc.	43,050	1,453
*	Coherent, Inc.	8,950	273

	Internet Software & Services (1.8%)
*	Google Inc.	6,200	3,245
*	eBay Inc.	52,200	1,680
*	Yahoo! Inc.	15,700	426

	IT Services (0.7%)
	Accenture Ltd.	38,050	1,632
	Paychex, Inc.	12,400	485

	Semiconductors &
	Semiconductor Equipment (6.8%)
	Texas Instruments, Inc.	267,900	10,081
*	Micron Technology, Inc.	332,900	4,171
	Intel Corp.	156,100	3,709
	Applied Materials, Inc.	59,100	1,174
*	NVIDIA Corp.	19,300	797
*	Rambus Inc.	20,000	360
*	ASML Holding (New York)	9,800	269
*	Entegris Inc.	13,344	159

	Software (11.9%)
*	Adobe Systems, Inc.	309,000	12,406
*	Oracle Corp.	375,900	7,409
	Microsoft Corp.	247,900	7,306
*	Intuit, Inc.	129,800	3,904
*	Citrix Systems, Inc.	87,800	2,956
*	Symantec Corp.	98,100	1,982
			88,925

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Vanguard® Capital Growth Portfolio

		Market
		Value•
	Shares	($000)
Materials (9.5%)
Potash Corp. of
Saskatchewan, Inc.	187,500	14,619
Monsanto Co.	60,200	4,066
Weyerhaeuser Co.	48,750	3,848
Praxair, Inc.	35,200	2,534
Alcoa Inc.	44,400	1,800
Dow Chemical Co.	23,100	1,021
Freeport-McMoRan Copper &
Gold, Inc. Class B	5,494	455
* Domtar Corp.	37,900	423
		28,766
Telecommunication Services (0.7%)
Sprint Nextel Corp.	97,050	2,010
Embarq Corp.	3,657	232
		2,242
Total Common Stocks
(Cost $215,842)		286,385

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Vanguard® Capital Growth Portfolio

Vanguard Capital Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (5.6%)
1 Vanguard Market
Liquidity Fund, 5.281%
(Cost $16,875)	16,875	16,875
Total Investments (100.2%)
(Cost $232,717)		303,260
Other Assets and Liabilities (–0.2%)
Other Assets—Note C		386
Liabilities		(1,061)
		(675)
Net Assets (100%)
Applicable to 16,861,101 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		302,585
Net Asset Value Per Share		$17.95

At June 30, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	230,269	$13.67
Undistributed Net
Investment Income	1,092.06
Accumulated Net
Realized Gains	680.04
Unrealized Appreciation
Investment Securities	70,543	4.18
Foreign Currencies	1	—
Net Assets	302,585	$17.95

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

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Vanguard® Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends[1]	1,377
Interest[2]	549
Security Lending	1
Total Income	1,927
Expenses
Investment Advisory Fees—Note B	225
The Vanguard Group—Note C
Management and Administrative	347
Marketing and Distribution	34
Custodian Fees	3
Shareholders’ Reports	5
Total Expenses	614
Net Investment Income	1,313
Realized Net Gain (Loss)
Investment Securities Sold	709
Foreign Currencies	—
Realized Net Gain (Loss)	709
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	22,989
Foreign Currencies	—
Change in Unrealized Appreciation
(Depreciation)	22,989
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,011

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Vanguard® Capital Growth Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,313	2,143
Realized Net Gain (Loss)	709	7,376
Change in Unrealized Appreciation (Depreciation)	22,989	14,328
Net Increase (Decrease) in Net Assets Resulting from Operations	25,011	23,847
Distributions
Net Investment Income	(2,223)	(1,374)
Realized Capital Gain[3]	(7,377)	(8,343)
Total Distributions	(9,600)	(9,717)
Capital Share Transactions—Note F
Issued	27,948	106,342
Issued in Lieu of Cash Distributions	9,600	9,717
Redeemed	(38,150)	(32,463)
Net Increase (Decrease) from Capital Share Transactions	(602)	83,596
Total Increase (Decrease)	14,809	97,726
Net Assets
Beginning of Period	287,776	190,050
End of Period[4]	302,585	287,776

1  Dividends are net of foreign withholding taxes of $47,000.

2  Interest income from an affiliated company of the portfolio was $549,000.

3  Includes fiscal 2007 and 2006 short-term gain distributions totaling $118,000 and $337,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4  Net Assets—End of Period includes undistributed net investment income of $1,092,000 and $2,002,000.

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Vanguard® Capital Growth Portfolio

Financial Highlights

	Six Months					Dec. 3,
	Ended					2002[1] to
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.06	$16.01	$15.07	$12.88	$9.39	$10.00
Investment Operations
Net Investment Income	.072	.130	.103	.094[2]	.051[3]	.01
Net Realized and Unrealized Gain (Loss)
on Investments	1.388	1.698	1.033	2.166	3.444	(.62)
Total from Investment Operations	1.460	1.828	1.136	2.260	3.495	(.61)
Distributions
Dividends from Net Investment Income	(.132)	(.110)	(.093)	(.022)	(.005)	—
Distributions from Realized Capital Gains	(.438)	(.668)	(.103)	(.048)	—	—
Total Distributions	(.570)	(.778)	(.196)	(.070)	(.005)	—
Net Asset Value, End of Period	$17.95	$17.06	$16.01	$15.07	$12.88	$9.39

Total Return	8.84%	11.63%	7.68%	17.63%	37.24%	–6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$303	$288	$190	$167	$83	$9
Ratio of Total Expenses to
Average Net Assets	0.42%*	0.42%	0.42%	0.42%	0.48%	0.47%*
Ratio of Net Investment Income to
Average Net Assets	0.90%*	0.96%	0.74%	0.84%[2]	0.45%	0.86%*
Portfolio Turnover Rate	0%*	11%	13%	4%	7%	0%

1  Inception.

2  Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3  Calculated based on average shares outstanding.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard® Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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Vanguard® Capital Growth Portfolio

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2007, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

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Vanguard® Capital Growth Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $232,717,000. Net unrealized appreciation of investment securities for tax purposes was $70,543,000, consisting of unrealized gains of $75,018,000 on securities that had risen in value since their purchase and $4,475,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2007, the portfolio did not purchase any investment securities and sold $4,249,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	1,609	6,383
Issued in Lieu of Cash Distributions	580	594
Redeemed	(2,199)	(1,980)
Net Increase (Decrease) in Shares Outstanding	(10)	4,997

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

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Vanguard® Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

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Vanguard® Capital Growth Portfolio

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,088.41	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Vanguard® Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board approved a change in the process for the quarterly calculation of the portfolio’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the portfolio, rather than the average month-end net assets.

The board based its decisions upon an evaluation of PRIMECAP Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management since the portfolio’s inception, and the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Variable Insurance Fund Capital Growth Portfolio since its inception in 2002.

Six experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that the performance results provided by PRIMECAP Management have been favorable compared with those of the portfolio’s benchmark, the S&P 500 Index, and its peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

21

Vanguard® Capital Growth Portfolio

The benefit of economies of scale

The board concluded that the Capital Growth Portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints.

The board will consider whether to renew the advisory agreement again after a one-year period.

22

Vanguard® Diversified Value Portfolio

Vanguard® Diversified Value Portfolio

During the first half of 2007, the Diversified Value Portfolio returned 10.5%, outpacing its comparative standards. The portfolio earned excellent returns in a variety of sectors, both traditional value-oriented precincts such as industrials stocks and growth-oriented quarters such as technology.

Portfolio advisor Barrow, Hanley, Mewhinney & Strauss also protected investors from some of the recent weakness among financial stocks by avoiding real-estate-related companies.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong performance in unexpected places

For the Diversified Value Portfolio, the advisor typically spends much of its time bargain-hunting among industrial stocks, gritty extractive industries, and highly profitable consumer staples companies. During the six months ended June 30, the portfolio’s positions in these segments produced market-beating returns.

The portfolio’s materials stocks, led by chemical-maker Lyondell, returned almost 40%, while industrials and consumer-staples holdings turned in lesser but still solid double-digit gains.

The portfolio also enjoyed noteworthy successes outside its traditional hunting grounds. For example, its technology stocks returned more than 18%. The size of this technology allocation was modest, but its existence was noteworthy. In the past, few technology companies met the advisor’s value criteria. Over the past few years, however, as tech stocks have languished, apparent bargains have emerged.

Health care picks were solid; no portfolio sector did poorly

The advisor has found similarly overlooked opportunities in health care stocks, which contributed about 1.7 percentage points to the portfolio’s six-month result.

Weak spots were conspicuous by their absence. Financial stocks produced the lowest six-month return, but your portfolio’s holdings in the group fared better than the broad market sector. The advisor avoided poorly performing REITs and the big banks that were stung by problems with subprime loans.

For more on the strategy and positioning of the Diversified Value Portfolio, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2007
Diversified Value Portfolio	10.5%
Russell 1000 Value Index	6.2
Average Multi-Cap Value Fund[1]	7.6
Dow Jones Wilshire 5000 Index	7.6

1

Vanguard® Diversified Value Portfolio

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.40%	1.31%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2

Vanguard® Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 10.5% for the six months ended June 30, 2007, versus 6.2% for the Russell 1000 Value Index and 7.6% for the Dow Jones Wilshire 5000 Index.

The investment environment

Since the market has been as strong as garlic, I am pleased that we have outperformed it. The investment environment has been quite favorable—interest rates largely stable, strong corporate earnings, and apparently no significant disruptive distractions. Market leadership has been broad, and sentiment is not universally bullish. Our portfolio has done well versus the competition and relevant benchmarks.

Our successes

Our stock selections in health care (at last), industrials, and financials were quite important in the last six months. Strong holdings included Lyondell (chemicals and refining), Bristol-Myers Squibb, Imperial Tobacco, AT&T, and SLM.

Our shortfalls

Our underweighted position in energy was not helpful, even though the stocks that we did hold in that sector gave us positive results. The top detractors to performance were Bank of America, Citigroup, Allstate, ConAgra, and Bear Stearns. Obviously the market is concerned about poor-quality real estate loans, a situation that has depressed many of the financial stocks. We are, too, but believe that the portfolio’s financial holdings are sound for the long term.

Our portfolio positioning

Although the lack of energy holdings has penalized returns, we will stick with our position, as we expect a correction in commodity inflation. We will continue to avoid the housing sector and feel that the high level of investable funds in private-equity pools will allow for good returns in value stocks.

New positions

We acquired AT&T when it merged with a previous holding, BellSouth. Kraft, another new holding, was a spin-off from Altria, and we added to the position. Spectra Energy was a spin-off from Duke Energy, and we have added to that position as well. American International Group is a new holding based on a very low price/earnings ratio, around 10. We purchased Quest Diagnostics in expectation of a turnaround.

Closed positions

We sold Nokia because it reached our price target. American Power Conversion was bought out by Schneider Electric. We sold ConAgra in order to add to our new position in Kraft.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

July 18, 2007

3

Vanguard® Diversified Value Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	47	626	4,921
Median Market Cap	$47.0B	$56.5B	$32.6B
Price/Earnings Ratio	15.6x	14.8x	18.2x
Price/Book Ratio	2.6x	2.2x	2.9x
Yield	2.1%	2.4%	1.7%
Return on Equity	19.6%	17.4%	18.2%
Earnings Growth Rate	15.5%	19.1%	20.7%
Foreign Holdings	8.1%	0.0%	0.0%
Turnover Rate	17%[3]	—	—
Expense Ratio	0.40%[3]	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.83	0.64
Beta	0.91	0.70

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	6%	8%	12%
Consumer Staples	11	7	8
Energy	8	13	10
Financials	26	34	21
Health Care	15	7	11
Industrials	12	10	12
Information Technology	2	4	15
Materials	5	4	4
Telecommunication Services	6	7	3
Utilities	8	6	4
Short-Term Reserves	1%	—	—

4

Vanguard® Diversified Value Portfolio

Ten Largest Holdings[4] (% of total net assets)

Bristol-Myers Squibb Co.	pharmaceuticals	3.5%
Imperial Tobacco Group ADR	tobacco	3.5
AT&T Inc.	integrated telecommunication services	3.4
SLM Corp.	consumer finance	3.2
Occidental Petroleum Corp.	integrated oil and gas	3.1
ConocoPhillips Co.	integrated oil and gas	3.1
Altria Group, Inc.	tobacco	3.1
Manulife Financial Corp.	life and health insurance	3.0
Verizon Communications Inc.	integrated telecommunication services	2.8
Entergy Corp.	electric utilities	2.8
Top Ten		31.5%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  Russell 1000 Value Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

5

Vanguard® Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
				Since
	Inception Date	One Year	Five Years	Inception
Diversified Value Portfolio	2/8/1999	25.70%	14.20%	9.33%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard® Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.1%)
Consumer Discretionary (6.0%)
Carnival Corp.	512,500	24,995
Sherwin-Williams Co.	319,400	21,231
* Wyndham Worldwide Corp.	289,280	10,489
Service Corp. International	721,200	9,217
		65,932
Consumer Staples (11.5%)
Imperial Tobacco Group
ADR	412,600	38,054
Altria Group, Inc.	489,600	34,341
Kraft Foods Inc.	568,197	20,029
Diageo PLC ADR	220,400	18,361
UST, Inc.	282,500	15,173
		125,958
Energy (8.0%)
Occidental Petroleum Corp.	595,300	34,456
ConocoPhillips Co.	438,144	34,394
Spectra Energy Corp.	726,300	18,855
		87,705
Financials (25.6%)
Capital Markets (1.0%)
Bear Stearns Co., Inc.	76,600	10,724

Commercial Banks (2.3%)
Wells Fargo & Co.	711,100	25,009

Consumer Finance (4.4%)
SLM Corp.	615,000	35,412
Capital One Financial Corp.	164,200	12,880

Diversified Financial Services (7.2%)
Citigroup, Inc.	524,700	26,912
JPMorgan Chase & Co.	546,750	26,490
Bank of America Corp.	527,871	25,808

7

Vanguard® Diversified Value Portfolio

		Market
		Value•
	Shares	($000)
Insurance (9.2%)
Manulife Financial Corp.	870,900	32,501
XL Capital Ltd. Class A	326,600	27,529
The Allstate Corp.	436,100	26,824
American International
Group, Inc.	200,000	14,006

Thrifts & Mortgage Finance (1.5%)
Washington Mutual, Inc.	246,750	10,521
MGIC Investment Corp.	111,400	6,334
		280,950
Health Care (14.6%)
Bristol-Myers Squibb Co.	1,223,800	38,623
Pfizer Inc.	1,170,900	29,940
* WellPoint Inc.	352,400	28,132
Wyeth	471,400	27,030
Baxter International, Inc.	363,700	20,491
Quest Diagnostics, Inc.	318,600	16,456
		160,672
Industrials (12.4%)
Illinois Tool Works, Inc.	534,500	28,964
Northrop Grumman Corp.	369,900	28,804
Honeywell International Inc.	435,000	24,482
Cooper Industries, Inc.
Class A	413,200	23,590
ITT Industries, Inc.	232,400	15,868
General Electric Co.	389,200	14,899
		136,607
Information Technology (1.7%)
Hewlett-Packard Co.	415,600	18,544

Materials (4.7%)
E.I. du Pont
de Nemours & Co.	504,000	25,623
Lyondell Chemical Co.	683,900	25,386
		51,009
Telecommunication Services (6.2%)
AT&T Inc.	887,127	36,816
Verizon Communications Inc.	753,060	31,003
		67,819
Utilities (8.4%)
Entergy Corp.	285,400	30,638
Exelon Corp.	274,200	19,907
Dominion Resources, Inc.	203,000	17,521
Duke Energy Corp.	781,800	14,307
CenterPoint Energy Inc.	581,700	10,122
		92,495
Total Common Stocks
(Cost $853,426)		1,087,691

8

Vanguard® Diversified Value Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.9%)
1 Vanguard Market
Liquidity Fund, 5.281%
(Cost $10,073)	10,073	10,073
Total Investments (100.0%)
(Cost $863,499)		1,097,764
Other Assets and Liabilities (0.0%)
Other Assets—Note C		2,078
Liabilities		(2,273)
		(195)
Net Assets (100%)
Applicable to 63,225,334 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,097,569
Net Asset Value Per Share		$17.36

At June 30, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	834,066	$13.19
Undistributed Net
Investment Income	10,832.17
Accumulated Net
Realized Gains	18,406.29
Unrealized Appreciation	234,265	3.71
Net Assets	1,097,569	$17.36

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

9

Vanguard® Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	12,785
Interest[1]	652
Security Lending	68
Total Income	13,505
Expenses
Investment Advisory Fees—Note B
Basic Fee	628
Performance Adjustment	22
The Vanguard Group—Note C
Management and Administrative	1,188
Marketing and Distribution	125
Custodian Fees	8
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,982
Net Investment Income	11,523
Realized Net Gain (Loss) on
Investment Securities Sold	18,786
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	70,396
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,705

10

Vanguard® Diversified Value Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,523	18,227
Realized Net Gain (Loss)	18,786	30,136
Change in Unrealized Appreciation (Depreciation)	70,396	83,513
Net Increase (Decrease) in Net Assets Resulting from Operations	100,705	131,876
Distributions
Net Investment Income	(17,886)	(13,235)
Realized Capital Gain[2]	(30,580)	(8,671)
Total Distributions	(48,466)	(21,906)
Capital Share Transactions—Note F
Issued	133,585	269,837
Issued in Lieu of Cash Distributions	48,466	21,906
Redeemed	(62,954)	(134,422)
Net Increase (Decrease) from Capital Share Transactions	119,097	157,321
Total Increase (Decrease)	171,336	267,291
Net Assets
Beginning of Period	926,233	658,942
End of Period[3]	1,097,569	926,233

1  Interest income from an affiliated company of the portfolio was $652,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $4,616,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $10,832,000 and $17,195,000.

11

Vanguard® Diversified Value Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.53	$14.37	$13.55	$11.46	$8.98	$10.66
Investment Operations
Net Investment Income	.19[1]	.37[1]	.32[1]	.22	.25[1]	.23
Net Realized and Unrealized Gain (Loss)
on Investments	1.48	2.27	.70	2.09	2.47	(1.71)
Total from Investment Operations	1.67	2.64	1.02	2.31	2.72	(1.48)
Distributions
Dividends from Net Investment Income	(.31)	(.29)	(.20)	(.22)	(.24)	(.20)
Distributions from Realized Capital Gains	(.53)	(.19)	—	—	—	—
Total Distributions	(.84)	(.48)	(.20)	(.22)	(.24)	(.20)
Net Asset Value, End of Period	$17.36	$16.53	$14.37	$13.55	$11.46	$8.98

Total Return	10.49%	18.88%	7.61%	20.46%	31.12%	–14.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,098	$926	$659	$420	$239	$152
Ratio of Total Expenses to
Average Net Assets[2]	0.40%*	0.40%	0.41%	0.42%	0.48%	0.50%
Ratio of Net Investment Income to
Average Net Assets	2.31%*	2.46%	2.29%	2.26%	2.60%	2.33%
Portfolio Turnover Rate	17%*	25%	21%	15%	24%	27%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.02%, 0.03%, and 0.02%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard® Diversified Value Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/ Barra Value Index for periods prior to July 1, 2006, and a new benchmark, the MSCI Prime Market 750 Index, beginning July 1, 2006. The benchmark change will be fully phased in by June 2009. For the six months ended June 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $22,000 based on performance.

13

Vanguard® Diversified Value Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $95,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $863,499,000. Net unrealized appreciation of investment securities for tax purposes was $234,265,000, consisting of unrealized gains of $237,406,000 on securities that had risen in value since their purchase and $3,141,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2007, the portfolio purchased $170,847,000 of investment securities and sold $83,684,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	7,902	17,711
Issued in Lieu of Cash Distributions	3,005	1,526
Redeemed	(3,725)	(9,038)
Net Increase (Decrease) in Shares Outstanding	7,182	10,199

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

14

Vanguard® Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,104.90	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard® Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S). The board determined that the retention of BHM&S was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that BHM&S, founded in 1979, is known for its commitment to value investing. The firm has managed Vanguard Variable Insurance Fund Diversified Value Portfolio since its inception in 1999. James P. Barrow, who manages the fund, has more than four decades of industry experience. The portfolio manager is backed by a well-tenured investment team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. The firm has seen a significant growth in assets in the past decade. BHM&S has provided high-quality advisory services for the portfolio.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the

Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of BHM&S in determining whether to approve the advisory fee, because BHM&S is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the Diversified Value Portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints.

The board will consider whether to renew the advisory agreement again after a one-year period.

16

Vanguard® Equity Income Portfolio

Vanguard® Equity Income Portfolio

During the first half of 2007, the Equity Income Portfolio returned 6.5% as its sizable stakes in energy and industrials stocks rallied. These strong performances helped offset weakness in the portfolio’s largest position, financials stocks. The portfolio’s six-month return was a bit better than that of its benchmark index but lagged the average result for peer funds.

At the end of June, the portfolio’s dividend yield was 2.71%, a percentage point higher than that of the broad stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As growth stocks took the lead, the portfolio continued to prosper

Dividend-paying stocks generated solid returns during the six months. After several years at the top of the performance charts, however, high-yielding, value-oriented stocks ceded leadership to growth stocks.

Signs of the shift were apparent in the Equity Income Portfolio. The fund’s small stake in the growth-oriented technology sector, for example, returned almost 24%. Health care stocks, another group that resides primarily in growth portfolios, also performed strongly. The portfolio’s heavy weighting in the dividend-rich financials sector, by contrast, returned –2.5%.

Some of the portfolio’s most significant contributors during the half-year were raw-materials producers. These stocks have responded more to the boom in commodity prices than to market-level shifts in the relative strength of growth and value stocks. The portfolio’s roughly 10% stake in energy stocks returned almost 13% as oil prices bounced back from their late-2006 decline. Metals and mining companies performed strongly, too.

Financial and consumer stocks were areas of weakness

In addition to financials stocks, which were buffeted by rising interest rates and trouble in the subprime loan market, the portfolio’s weaker performers included consumer-oriented stocks.

The portfolio held more than 17% of its assets, on average, in consumer discretionary and consumer staples companies, which produced positive but below-average returns. Weakness in packaged-food and media issues helped restrain the portfolio’s six-month result.

For more on the strategy and positioning of the Equity Income Portfolio, please see the Advisors’ Report that follows.

1

Vanguard® Equity Income Portfolio

Total Returns
Six Months Ended
June 30, 2007
Equity Income Portfolio	6.5%
Russell 1000 Value Index	6.2
Average Equity Income Fund[1]	7.3
Dow Jones Wilshire 5000 Index	7.6

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.29%	1.37%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2

Vanguard® Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned 6.5% for the six months ended June 30, 2007, compared with 6.2% for the Russell 1000 Value Index and a 7.3% average return for equity income funds. The portfolio’s performance reflected the combined efforts of its two investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of the portfolio’s assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and the effect that this environment had on the portfolio’s positioning.

Wellington Management Company, LLP

Portfolio Manager:

John R. Ryan, CFA, Senior Vice President

The economy is behaving according to consensus. Growth in U.S. gross domestic product has decelerated, while growth has remained strong outside the United States. We are not changing our outlook for 3% to 4% global growth and 2% to 3% domestic GDP growth. Globally, there is adequate economic strength to support growth in corporate profits, although we expect a deceleration to the single-digit range.

Although commodity inflation is real and sustainable, overall inflation should remain in the 2%–3% range. The U.S. stock market seems overly obsessed with evolving capital-market blow-ups, such as the trouble in the subprime-lending sector. As the market restores risk premiums toward more normal levels, these events should continue to move through the financial system, one subsector at a time. However, we do not expect these subsector problems to derail global growth.

In the portfolio, we continue to favor liquid large-capitalization stocks because of their favorable valuation characteristics. We added or increased stakes in companies with improving fundamentals, such as Intel, Lloyds TSB, GlaxoSmithKline, and SuperValu. We also increased our energy exposure by expanding our positions in ConocoPhillips and Chevron.

The stocks we sold generally were those that either reached or approached our target price, such as Alcoa, SunTrust Banks, PPL, and Baxter International. We eliminated Halliburton and Gannett because we perceived eroding fundamentals.

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

To identify attractive investment opportunities within a universe of high-yielding equity securities, we employ a quantitative assessment of specific fundamental characteristics of companies. This process combines three stock ranking models—based on valuation, sentiment, and earnings prospects—to assess companies of similar size and businesses against one another. The higher-ranked stocks are emphasized in the portfolio, while those with lower rankings are either avoided or given less weight than they have in the benchmark index.

3

Vanguard® Equity Income Portfolio

In the six months ended June 30, the stock ranking models, working in concert with one another, served to boost the portfolio’s overall results. The earnings-prospect model was the strongest performer; the valuation and sentiment models were neutral. In short time periods such as this, the models can vary in their effectiveness. Over the longer term, however, we expect all three models to contribute to the goal of generating positive, consistent returns in excess of the benchmark results.

Our results relative to the benchmark are driven by our success (or lack thereof) in picking the better-performing stocks within each sector. During the first half of 2007, our selections in the industrial and health care sectors were the strongest contributors to our overall results. Leading examples were Caterpillar (+29%) and Honeywell (+26%). However, those investments were offset by poor selections within the consumer discretionary and materials sectors. Newspaper company McClatchy (–41%) was a primary detractor to relative performance, as was our decision to underweight Dow Chemical (+13%).

We continue to believe that the best way to deliver consistent, value-added investment results over the long term is through a highly disciplined, quantitative strategy. The resulting portfolio offers an attractive mix of stocks with high earnings quality, market acceptance, and reasonable valuations.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	58	378	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	38	247	Uses quantitative management, with the primary
Equity Group			assessment of a company’s future prospects made
			by evaluating its current valuation characteristics.
Cash Investments[1]	4	26	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

4

Vanguard® Equity Income Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	181	626	4,921
Median Market Cap	$77.5B	$56.5B	$32.6B
Price/Earnings Ratio	14.3x	14.8x	18.2x
Price/Book Ratio	2.6x	2.2x	2.9x
Yield	2.7%	2.4%	1.7%
Return on Equity	21.4%	17.4%	18.2%
Earnings Growth Rate	18.6%	19.1%	20.7%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	47%[3]	—	—
Expense Ratio	0.29%[3]	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.81
Beta	0.89	0.73

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	3%	8%	12%
Consumer Staples	12	7	8
Energy	14	13	10
Financials	27	34	21
Health Care	9	7	11
Industrials	12	10	12
Information Technology	2	4	15
Materials	6	4	4
Telecommunication Services	7	7	3
Utilities	8	6	4

5

Vanguard® Equity Income Portfolio

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	5.5%
General Electric Co.	industrial conglomerates	4.5
AT&T Inc.	integrated telecommunication services	4.1
Chevron Corp.	integrated oil and gas	3.9
Bank of America Corp.	diversified financial services	3.8
Citigroup, Inc.	diversified financial services	3.6
ConocoPhillips Co.	integrated oil and gas	3.3
JPMorgan Chase & Co.	diversified financial services	2.5
Altria Group, Inc.	tobacco	2.3
Verizon	integrated
Communications Inc.	telecommunication services	2.1
Top Ten		35.6%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  Russell 1000 Value Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

6

Vanguard® Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	20.90%	11.18%	8.67%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

7

Vanguard® Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.0%)[1]
Consumer Discretionary (2.5%)
McDonald’s Corp.	59,846	3,038
Home Depot, Inc.	56,600	2,227
General Motors Corp.	37,400	1,414
Gannett Co., Inc.	21,000	1,154
Whirlpool Corp.	9,400	1,045
Newell Rubbermaid, Inc.	33,900	998
Regal Entertainment Group
Class A	37,700	827
International Game
Technology	20,403	810
Leggett & Platt, Inc.	35,900	792
Family Dollar Stores, Inc.	21,500	738
Mattel, Inc.	27,272	690
Cooper Tire & Rubber Co.	24,700	682
CBS Corp.	13,200	440
Cato Corp. Class A	15,500	340
Carnival Corp.	6,900	336
Journal Communications, Inc.	23,800	310
Asbury Automotive
Group, Inc.	5,500	137
The Pep Boys
(Manny, Moe & Jack)	6,000	121
Genuine Parts Co.	1,900	94
Tribune Co.	2,745	81
Ethan Allen Interiors, Inc.	2,100	72
		16,346
Consumer Staples (11.6%)
Altria Group, Inc.	213,380	14,966
The Procter & Gamble Co.	121,647	7,444
Kimberly-Clark Corp.	97,500	6,522
General Mills, Inc.	109,060	6,371
Kellogg Co.	108,940	5,642
PepsiCo, Inc.	69,200	4,488
Kraft Foods Inc.	125,505	4,424

8

Vanguard® Equity Income Portfolio

		Market
		Value•
	Shares	($000)
The Coca-Cola Co.	83,600	4,373
SuperValu Inc.	92,000	4,261
Colgate-Palmolive Co.	64,600	4,189
Diageo PLC ADR	35,500	2,957
Campbell Soup Co.	58,700	2,278
ConAgra Foods, Inc.	49,700	1,335
H.J. Heinz Co.	27,700	1,315
Sysco Corp.	35,100	1,158
Carolina Group	13,541	1,046
Molson Coors Brewing Co.
Class B	10,800	999
Anheuser-Busch Cos., Inc.	14,300	746
The Clorox Co.	8,100	503
Universal Corp. (VA)	6,618	403
Nu Skin Enterprises, Inc.	9,000	149
Lancaster Colony Corp.	900	38
		75,607
Energy (13.2%)
ExxonMobil Corp.	429,109	35,994
Chevron Corp.	299,200	25,205
ConocoPhillips Co.	272,520	21,393
Royal Dutch Shell PLC ADR
Class B	31,089	2,591
General Maritime Corp.	19,600	525
		85,708
Financials (25.6%)
Capital Markets (2.4%)
UBS AG (New York Shares)	146,100	8,767
The Bank of
New York Co., Inc.	104,300	4,322
Mellon Financial Corp.	33,500	1,474
American Capital
Strategies, Ltd.	19,200	816
MCG Capital Corp.	24,500	392
Northern Trust Corp.	3,100	199

Commercial Banks (7.6%)
U.S. Bancorp	347,142	11,438
Wells Fargo & Co.	240,300	8,451
PNC Financial
Services Group	114,300	8,182
Wachovia Corp.	119,686	6,134
Lloyds TSB Group PLC ADR	81,400	3,640
Regions Financial Corp.	47,900	1,585
KeyCorp	34,800	1,195
Comerica, Inc.	18,900	1,124
Synovus Financial Corp.	36,500	1,121
Huntington Bancshares Inc.	44,500	1,012
Popular, Inc.	54,215	871
First Merchants Corp.	30,100	723

9

Vanguard® Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Trustmark Corp.	26,700	690
Peoples Bancorp, Inc.	22,900	620
First BanCorp Puerto Rico	54,129	595
BB&T Corp.	11,300	460
SunTrust Banks, Inc.	3,200	274
United Bankshares, Inc.	5,700	181
Community Trust Bancorp Inc.	5,000	161
Simmons First National Corp.	5,800	160
Suffolk Bancorp	4,800	153
Compass Bancshares Inc.	2,200	152
Great Southern Bancorp, Inc.	3,500	95
First Community
Bancshares, Inc.	2,800	87
S.Y. Bancorp, Inc.	3,500	83
Renasant Corp.	3,300	75
City Holding Co.	1,700	65
Arrow Financial Corp.	2,900	64
Fifth Third Bancorp	1,300	52

Diversified Financial Services (9.9%)
Bank of America Corp.	503,370	24,610
Citigroup, Inc.	455,600	23,368
JPMorgan Chase & Co.	337,200	16,337

Insurance (3.9%)
The Chubb Corp.	132,560	7,177
The Allstate Corp.	109,900	6,760
ACE Ltd.	73,700	4,608
The Travelers Cos., Inc.	37,900	2,028
XL Capital Ltd. Class A	16,500	1,391
Endurance Specialty
Holdings Ltd.	20,900	837
Nationwide Financial
Services, Inc.	13,200	835
Axis Capital Holdings Ltd.	17,600	715
Zenith National
Insurance Corp.	10,000	471
The Hartford Financial
Services Group Inc.	3,600	355
PartnerRe Ltd.	1,100	85

Real Estate Investment Trust (0.9%)
Host Hotels & Resorts Inc.
REIT	246,800	5,706

Thrifts & Mortgage Finance (0.9%)
Fannie Mae	47,900	3,129
Washington Mutual, Inc.	51,200	2,183
Freddie Mac	13,800	838
PFF Bancorp, Inc.	1,500	42
		166,888

10

Vanguard® Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Health Care (8.8%)
Wyeth	220,720	12,656
Abbott Laboratories	142,266	7,618
Pfizer Inc.	287,300	7,346
Johnson & Johnson	117,286	7,227
Bristol-Myers Squibb Co.	175,260	5,531
Baxter International, Inc.	85,920	4,841
Merck & Co., Inc.	94,474	4,705
Eli Lilly & Co.	61,920	3,460
GlaxoSmithKline PLC ADR	65,900	3,451
Hillenbrand Industries, Inc.	5,600	364
		57,199
Industrials (12.1%)
General Electric Co.	760,352	29,106
American Standard Cos., Inc.	119,700	7,060
Pitney Bowes, Inc.	148,600	6,957
3M Co.	73,200	6,353
Deere & Co.	46,500	5,614
Goodrich Corp.	75,400	4,491
Waste Management, Inc.	96,200	3,757
R.R. Donnelley & Sons Co.	65,700	2,859
Honeywell International Inc.	43,500	2,448
Caterpillar, Inc.	30,700	2,404
United Parcel Service, Inc.	32,400	2,365
Northrop Grumman Corp.	22,000	1,713
Raytheon Co.	19,400	1,045
Avery Dennison Corp.	12,700	844
GATX Corp.	13,400	660
Emerson Electric Co.	12,800	599
Steelcase Inc.	27,000	500
		78,775
Information Technology (1.4%)
Intel Corp.	172,500	4,099
Nokia Corp. ADR	115,900	3,258
Microchip Technology, Inc.	15,611	578
Maxim Integrated
Products, Inc.	16,900	565
Automatic Data
Processing, Inc.	10,600	514
Methode Electronics, Inc.
Class A	9,700	152
United Online, Inc.	3,200	53
		9,219
Materials (5.9%)
Dow Chemical Co.	207,320	9,168
E.I. du Pont
de Nemours & Co.	136,641	6,947
Air Products &
Chemicals, Inc.	58,000	4,661
PPG Industries, Inc.	47,600	3,623
Packaging Corp. of America	136,400	3,452

11

Vanguard® Equity Income Portfolio

		Market
		Value•
	Shares	($000)
International Paper Co.	71,150	2,778
Alcoa Inc.	52,000	2,108
Nucor Corp.	21,300	1,249
Eastman Chemical Co.	14,300	920
Bemis Co., Inc.	26,400	876
RPM International, Inc.	35,200	813
Spartech Corp.	25,100	666
Freeport-McMoRan Copper &
Gold, Inc. Class B	7,400	613
Southern Peru Copper Corp.
(U.S. Shares)	6,000	566
Lubrizol Corp.	2,500	161
Chesapeake Corp. of Virginia	7,200	90
		38,691
Telecommunication Services (6.6%)
AT&T Inc.	644,560	26,749
Verizon Communications Inc.	328,808	13,537
Chunghwa Telecom Co., Ltd.
ADR	93,600	1,765
Alaska Communications
Systems Holdings, Inc.	47,100	746
		42,797
Utilities (8.1%)
FPL Group, Inc.	180,840	10,261
Exelon Corp.	105,900	7,688
American Electric
Power Co., Inc.	99,400	4,477
Dominion Resources, Inc.	49,125	4,240
Entergy Corp.	30,700	3,296
Consolidated Edison Inc.	69,300	3,127
SCANA Corp.	68,100	2,608
Southern Co.	64,000	2,195
Public Service Enterprise
Group, Inc.	17,700	1,554
Duke Energy Corp.	84,500	1,546
FirstEnergy Corp.	22,700	1,469
Edison International	24,900	1,397
PG&E Corp.	28,600	1,296
Progress Energy, Inc.	24,600	1,122
Pepco Holdings, Inc.	33,000	931
Constellation Energy
Group, Inc.	10,300	898
Northeast Utilities	30,700	871
Alliant Energy Corp.	21,600	839
Portland General Electric Co.	28,500	782
Atmos Energy Corp.	25,800	775
PNM Resources Inc.	25,400	706
TXU Corp.	5,727	385
Puget Energy, Inc.	4,200	102
Sempra Energy	1,700	101
New Jersey Resources Corp.	1,100	56
		52,722

12

Vanguard® Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Exchange-Traded Fund (1.2%)
[2] Vanguard Value ETF	104,300	7,490
Total Common Stocks
(Cost $527,024)		631,442
Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.5%)
[3] Vanguard Market
Liquidity Fund, 5.281%	16,685,173	16,685

	Face
	Amount
	($000)
U.S. Agency Obligation (0.4%)
[4] Federal Home Loan
Mortgage Corp.
[5] 5.197%, 7/9/07	2,500	2,498

Repurchase Agreement (0.1%)
SBC Warburg Dillon Read
5.370%, 7/2/07 (Dated 6/29/07,
Repurchase Value $400,000,
collateralized by Federal
National Mortgage Assn.
4.500%, 3/1/35)	400	400
Total Temporary Cash Investments
(Cost $19,583)		19,583
Total Investments (100.0%)
(Cost $546,607)		651,025
Other Assets and Liabilities (0.0%)
Other Assets—Note C		2,146
Liabilities		(2,112)
		34
Net Assets (100%)
Applicable to 32,301,767 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		651,059
Net Asset Value Per Share		$20.16

13

Vanguard® Equity Income Portfolio

At June 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	511,844	$15.85
Undistributed Net
Investment Income	7,669.24
Accumulated Net
Realized Gains	27,281.84
Unrealized Appreciation
(Depreciation)
Investment Securities	104,418	3.23
Futures Contracts	(153)	—
Net Assets	651,059	$20.16

•  See Note A in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $2,498,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

14

Vanguard® Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends[1]	8,870
Interest[1]	587
Security Lending	11
Total Income	9,468
Expenses
Investment Advisory Fees—Note B
Basic Fee	291
Performance Adjustment	(2)
The Vanguard Group—Note C
Management and Administrative	526
Marketing and Distribution	52
Custodian Fees	16
Shareholders’ Reports	11
Total Expenses	894
Expenses Paid Indirectly—Note D	(4)
Net Expenses	890
Net Investment Income	8,578
Realized Net Gain (Loss)
Investment Securities Sold[1]	26,691
Futures Contracts	768
Realized Net Gain (Loss)	27,459
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	3,574
Futures Contracts	(236)
Change in Unrealized Appreciation
(Depreciation)	3,338
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,375

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Vanguard® Equity Income Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,578	15,076
Realized Net Gain (Loss)	27,459	40,391
Change in Unrealized Appreciation (Depreciation)	3,338	44,127
Net Increase (Decrease) in Net Assets Resulting from Operations	39,375	99,594
Distributions
Net Investment Income	(15,252)	(13,691)
Realized Capital Gain[2]	(40,771)	(22,564)
Total Distributions	(56,023)	(36,255)
Capital Share Transactions—Note G
Issued	42,126	71,723
Issued in Lieu of Cash Distributions	56,023	36,255
Redeemed	(31,341)	(52,956)
Net Increase (Decrease) from Capital Share Transactions	66,808	55,022
Total Increase (Decrease)	50,160	118,361
Net Assets
Beginning of Period	600,899	482,538
End of Period[3]	651,059	600,899

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $84,000, $434,000, and $0, respectively.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $3,520,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $7,669,000 and $14,343,000.

16

Vanguard® Equity Income Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.81	$18.60	$19.45	$20.00	$16.55	$19.79
Investment Operations
Net Investment Income	.26	.54	.51	.49	.470	.44
Net Realized and Unrealized Gain (Loss)
on Investments	1.00	3.10	.22	1.80	3.455	(3.05)
Total from Investment Operations	1.26	3.64	.73	2.29	3.925	(2.61)
Distributions
Dividends from Net Investment Income	(.52)	(.54)	(.48)	(.47)	(.450)	(.54)
Distributions from Realized Capital Gains	(1.39)	(.89)	(1.10)	(2.37)	(.025)	(.09)
Total Distributions	(1.91)	(1.43)	(1.58)	(2.84)	(.475)	(.63)
Net Asset Value, End of Period	$20.16	$20.81	$18.60	$19.45	$20.00	$16.55

Total Return	6.49%	20.70%	4.14%	13.32%	24.44%	–13.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$651	$601	$483	$439	$372	$296
Ratio of Total Expenses to
Average Net Assets[1]	0.29%*	0.28%	0.28%	0.26%	0.35%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.75%*	2.90%	2.91%	2.78%	2.83%	2.45%
Portfolio Turnover Rate	47%*	28%	26%	29%	63%	5%

1  Includes performance-based investment advisory fee increases (decreases) of 0.00% for 2007, (0.01%) for 2006, (0.01%) for 2005, and 0.00% for 2004.

*  Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

17

Vanguard® Equity Income Portfolio

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

Vanguard® Equity Income Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $101,000 for the six months ended June 30, 2007.

For the six months ended June 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets before a decrease of $2,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $58,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2007, these arrangements reduced the portfolio’s management and administrative expenses by $3,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $546,607,000. Net unrealized appreciation of investment securities for tax purposes was $104,418,000, consisting of unrealized gains of $106,734,000 on securities that had risen in value since their purchase and $2,316,000 in unrealized losses on securities that had fallen in value since their purchase.

19

Vanguard® Equity Income Portfolio

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	47	17,806	(131)
E-mini S&P 500 Index	14	1,061	(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2007, the portfolio purchased $232,954,000 of investment securities and sold $201,646,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	2,050	3,727
Issued in Lieu of Cash Distributions	2,910	1,998
Redeemed	(1,534)	(2,786)
Net Increase (Decrease) in Shares Outstanding	3,426	2,939

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

20

Vanguard® Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,064.89	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Vanguard® Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

For Wellington Management, the board approved changes to the process for the quarterly calculation of the asset-based advisory fee and to the performance-adjustment schedule. The calculation will now be based on the average daily net assets managed by Wellington Management, rather than on the average month-end net assets. The performance-adjustment schedule will now be based on a “linear” rather than a “step” approach. The board concluded that linear adjustments better align the interests of an advisor with those of the portfolio shareholders because the advisor’s compensation is more closely linked to the portfolio’s performance.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods and the organizational depth and stability of each firm. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most-respected institutional managers. The firm has advised Vanguard Variable Insurance Fund Equity Income Portfolio since 2003. John Ryan, who manages Wellington Management’s portion of the portfolio, has more than two decades of industry experience. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade. The advisor has provided high-quality advisory services for the portfolio.

The Vanguard Group. Vanguard—through its Quantitative Equity Group—has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

22

Vanguard® Equity Income Portfolio

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not consider a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the Equity Income Portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

23

Vanguard Equity Index Portfolio

Vanguard® Equity Index Portfolio

During the six months ended June 30, 2007, the Vanguard Equity Index Portfolio returned 6.9%, capturing nearly all of the return of its benchmark, the Standard & Poor’s 500 Index.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from the portfolio returns of the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Broad-based strength, patches of volatility

Despite patches of weakness in February and late June, large-cap stocks turned in a strong performance during the first half of 2007. Gains were broad-based, with almost every sector producing a positive six-month return. The energy, information technology, and industrials sectors, which together represent more than one-third of the S&P 500 Index’s value, made the most significant contributions to performance.

As energy prices crept higher, oil giants such as ExxonMobil and Chevron, and oil-field service companies such as Schlumberger, registered impressive gains. As a whole, the energy sector returned a market-beating 17%. Technology stocks were another bright spot. After a long period on the sidelines, tech stocks moved into the market’s vanguard, led by Apple and Intel. Industrials companies and materials also drove the market higher, benefiting from robust global demand for raw materials and the economy’s basic building blocks.

Financials, the index’s largest sector, was the lone decliner, posting a slightly negative six-month return. After years of strong performance, diversified commercial banks, real estate companies, and financial-services providers grappled with rising interest rates, turmoil in the subprime mortgage market, and perhaps some apprehension that investors’ relatively low level of risk-aversion, which in recent years has helped facilitate the creation and sale of a variety of profitable new credit products, might be rising.

A core component of a prudent plan

Despite a sharp, but short-lived, decline in February and dips during June, large-cap stocks delivered generous rewards during the first half of 2007. That won’t always be the case, of course, which is why we advise investors to diversify both among and within the major asset classes—stocks, bonds, and cash—and to invest for the long run. Such an investment approach can limit a portfolio’s exposure to the worst-performing market segment in any given period, while allowing it to participate in the best. Low-cost, broadly diversified portfolios such as the Equity Index Portfolio can serve as a rock-solid core component of such a long-term investment program.

Total Returns
Six Months Ended
June 30, 2007
Equity Index Portfolio	6.9%
S&P 500 Index	7.0
Average Large-Cap Core Fund[1]	6.9

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.14%	1.35%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	506	500	4,921
Median Market Cap	$59.9B	$59.9B	$32.6B
Price/Earnings Ratio	17.1x	17.1x	18.2x
Price/Book Ratio	2.9x	2.9x	2.9x
Yield	1.7%	1.8%	1.7%
Return on Equity	19.4%	19.4%	18.2%
Earnings Growth Rate	20.9%	20.9%	20.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%[3]	—	—
Expense Ratio	0.14%[3]	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.97
Beta	1.00	0.91

Sector Diversification (% of portfolio)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	10%	10%	12%
Consumer Staples	9	9	8
Energy	11	11	10
Financials	21	21	21
Health Care	12	12	11
Industrials	11	11	12
Information Technology	15	15	15
Materials	3	3	4
Telecommunication Services	4	4	3
Utilities	4	4	4

2

Vanguard Equity Index Portfolio

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	3.5%
General Electric Co.	industrial
	conglomerates	2.9
AT&T Inc.	integrated
	telecommunication
	services	1.9
Citigroup, Inc.	diversified financial
	services	1.9
Microsoft Corp.	systems software	1.9
Bank of America Corp.	diversified financial
	services	1.6
The Procter & Gamble Co.	household products	1.4
American International
Group, Inc.	multi-line insurance	1.4
Chevron Corp.	integrated oil
	and gas	1.4
Pfizer Inc.	pharmaceuticals	1.3
Top Ten		19.2%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	20.44%	10.62%	7.07%

1 Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.2%)
*	Comcast Corp. Class A	552,046	15,524
	Time Warner, Inc.	675,272	14,208
	Home Depot, Inc.	352,117	13,856
	The Walt Disney Co.	353,457	12,067
	McDonald’s Corp.	212,943	10,809
	Target Corp.	151,886	9,660
	News Corp., Class A	415,325	8,809
	Lowe’s Cos., Inc.	268,422	8,238
*	Viacom Inc. Class B	121,990	5,078
	CBS Corp.	129,722	4,322
	The McGraw-Hill Cos., Inc.	61,293	4,173
*	Kohl’s Corp.	57,547	4,088
	Johnson Controls, Inc.	35,219	4,077
	NIKE, Inc. Class B	67,579	3,939
	Carnival Corp.	78,993	3,852
	General Motors Corp.	101,025	3,819
*	Amazon.com, Inc.	55,412	3,791
*	Starbucks Corp.	132,266	3,471
	Best Buy Co., Inc.	72,133	3,367
	Clear Channel Communications, Inc.	88,525	3,348
	Macy’s Inc.	82,143	3,268
*	DIRECTV Group, Inc.	137,665	3,181
	Ford Motor Co.	335,959	3,165
*	Coach, Inc.	66,194	3,137
	Omnicom Group Inc.	59,020	3,123
	Yum! Brands, Inc.	93,430	3,057
	Staples, Inc.	127,550	3,027
	J.C. Penney Co., Inc. (Holding Co.)	40,067	2,900
	Harrah’s Entertainment, Inc.	33,331	2,842
	Harley-Davidson, Inc.	46,039	2,744
	Starwood Hotels &Resorts Worldwide, Inc.	38,372	2,574
	Marriott International, Inc.Class A	58,633	2,535
*	Sears Holdings Corp.	14,627	2,479
	International Game Technology	59,343	2,356
	Hilton Hotels Corp.	69,523	2,327
	Gannett Co., Inc.	41,912	2,303
	Fortune Brands, Inc.	27,317	2,250
	TJX Cos., Inc.	81,345	2,237
	Nordstrom, Inc.	40,138	2,052
	The Gap, Inc.	94,572	1,806
	Mattel, Inc.	70,273	1,777
*	Bed Bath & Beyond, Inc.	49,016	1,764

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Limited Brands, Inc.	61,112	1,678
	Whirlpool Corp.	14,047	1,562
	Genuine Parts Co.	30,414	1,509
*	Office Depot, Inc.	49,396	1,497
	Newell Rubbermaid, Inc.	49,795	1,465
	VF Corp.	15,958	1,461
*	Apollo Group, Inc. Class A	25,002	1,461
	Eastman Kodak Co.	51,353	1,429
	Harman International Industries, Inc.	11,588	1,353
*	IAC/InterActiveCorp	38,983	1,349
	H & R Block, Inc.	57,618	1,347
	Sherwin-Williams Co.	19,577	1,301
	Tiffany & Co.	24,387	1,294
*	The Goodyear Tire &Rubber Co.	36,835	1,280
	Dollar General Corp.	56,099	1,230
*	Wyndham Worldwide Corp.	32,576	1,181
*	AutoZone Inc.	8,504	1,162
	Abercrombie & Fitch Co.	15,739	1,149
	Darden Restaurants Inc.	25,231	1,110
	Polo Ralph Lauren Corp.	10,960	1,075
	Black & Decker Corp.	11,826	1,044
	D. R. Horton, Inc.	48,787	972
*	Interpublic Group of Cos., Inc.	83,667	954
	Family Dollar Stores, Inc.	26,875	922
	Lennar Corp. Class A	24,845	908
	The Stanley Works	14,874	903
	Hasbro, Inc.	28,510	896
	Centex Corp.	21,332	855
	Pulte Homes, Inc.	38,059	854
	RadioShack Corp.	24,160	801
	Leggett & Platt, Inc.	31,594	697
	Liz Claiborne, Inc.	18,602	694
	E.W. Scripps Co. Class A	14,795	676
	Dow Jones & Co., Inc.	11,683	671
	^New York Times Co. Class A	25,611	651
*	AutoNation, Inc.	26,961	605
	Wendy’s International, Inc.	15,573	572
*	Big Lots Inc.	19,434	572
	Jones Apparel Group, Inc.	19,430	549
	KB Home	13,625	536
	Brunswick Corp.	16,139	527
	OfficeMax, Inc.	13,334	524
	Snap-On Inc.	10,336	522
	Tribune Co.	15,037	442
	Meredith Corp.	6,902	425
	Dillard’s Inc.	10,794	388
	Circuit City Stores, Inc.	25,041	378
*	Comcast Corp. Special Class A	3,121	87
*	Viacom Inc. Class A	1,056	44
	CBS Corp. Class A	1,056	35
	News Corp., Class B	200	5
			243,002
Consumer Staples (9.3%)
	The Procter & Gamble Co.	561,789	34,376
	Altria Group, Inc.	375,142	26,313
	Wal-Mart Stores, Inc.	432,426	20,804
	PepsiCo, Inc.	290,591	18,845
	The Coca-Cola Co.	358,508	18,754
	Kraft Foods Inc.	286,166	10,087

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Walgreen Co.	178,537	7,774
	CVS/Caremark Corp.	275,318	10,035
	Anheuser-Busch Cos., Inc.	135,477	7,067
	Colgate-Palmolive Co.	91,173	5,913
	Kimberly-Clark Corp.	81,280	5,437
	Costco Wholesale Corp.	79,748	4,667
	Archer-Daniels-Midland Co.	116,360	3,850
	Sysco Corp.	110,228	3,636
	General Mills, Inc.	61,760	3,608
	The Kroger Co.	126,448	3,557
	Avon Products, Inc.	78,259	2,876
	H.J. Heinz Co.	58,064	2,756
	Safeway, Inc.	78,757	2,680
	ConAgra Foods, Inc.	89,017	2,391
	Kellogg Co.	44,729	2,317
	Sara Lee Corp.	131,274	2,284
	Reynolds American Inc.	30,585	1,994
	Wm. Wrigley Jr. Co.	31,563	1,746
	SuperValu Inc.	37,127	1,720
	The Clorox Co.	27,104	1,683
	The Hershey Co.	30,670	1,553
	UST, Inc.	28,664	1,540
	Campbell Soup Co.	38,703	1,502
	Coca-Cola Enterprises, Inc.	49,725	1,193
	Tyson Foods, Inc.	45,109	1,039
	Brown-Forman Corp. Class B	14,067	1,028
	Whole Foods Market, Inc.	25,214	966
	The Estee Lauder Cos. Inc.Class A	21,008	956
	McCormick & Co., Inc.	23,234	887
*	Constellation Brands, Inc.Class A	34,403	835
	The Pepsi Bottling Group, Inc.	23,501	792
	Molson Coors Brewing Co.Class B	8,451	781
	Dean Foods Co.	23,155	738
	Wm. Wrigley Jr. Co. Class B	6,994	385
			221,365
Energy (10.8%)
	ExxonMobil Corp.	1,004,985	84,298
	Chevron Corp.	383,429	32,300
	ConocoPhillips Co.	291,513	22,884
	Schlumberger Ltd.	210,223	17,856
	Occidental Petroleum Corp.	148,703	8,607
	Marathon Oil Corp.	122,368	7,337
	Valero Energy Corp.	97,844	7,227
	Devon Energy Corp.	79,355	6,213
	Halliburton Co.	163,236	5,632
*	Transocean Inc.	51,313	5,438
	Apache Corp.	59,144	4,826
	Baker Hughes, Inc.	57,145	4,808
	Anadarko Petroleum Corp.	82,759	4,303
	XTO Energy, Inc.	68,301	4,105
	Williams Cos., Inc.	106,741	3,375
*	Weatherford International Ltd.	60,122	3,321
*	National Oilwell Varco Inc.	31,653	3,300
	EOG Resources, Inc.	43,536	3,181

7

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Spectra Energy Corp.	112,657	2,925
	Hess Corp.	48,776	2,876
	Chesapeake Energy Corp.	73,158	2,531
	Noble Corp.	23,935	2,334
	Peabody Energy Corp.	47,304	2,289
	El Paso Corp.	125,150	2,156
	Smith International, Inc.	35,833	2,101
	Murphy Oil Corp.	33,651	2,000
	Sunoco, Inc.	21,703	1,729
*	Nabors Industries, Inc.	50,251	1,677
	ENSCO International, Inc.	26,639	1,625
	CONSOL Energy, Inc.	32,546	1,501
	BJ Services Co.	52,365	1,489
	Rowan Cos., Inc.	19,758	810
			257,054
Financials (20.8%)
	Citigroup, Inc.	882,452	45,261
	Bank of America Corp.	791,730	38,708
	American International Group, Inc.	462,764	32,407
	JPMorgan Chase & Co.	609,429	29,527
	Wells Fargo & Co.	595,746	20,952
	Wachovia Corp.	341,273	17,490
	The Goldman Sachs Group, Inc.	72,868	15,794
	Morgan Stanley	188,028	15,772
	Merrill Lynch & Co., Inc.	155,294	12,979
	American Express Co.	211,969	12,968
	Fannie Mae	173,502	11,335
	U.S. Bancorp	310,139	10,219
	MetLife, Inc.	132,265	8,528
	Prudential Financial, Inc.	83,402	8,109
	Freddie Mac	117,993	7,162
	Lehman Brothers Holdings, Inc.	95,018	7,081
	Washington Mutual, Inc.	158,729	6,768
	The Allstate Corp.	108,435	6,670
	The Travelers Cos., Inc.	118,410	6,335
	Capital One Financial Corp.	73,654	5,777
	The Bank of New York Co., Inc.	134,951	5,592
	The Hartford Financial Services Group Inc.	56,541	5,570
	SunTrust Banks, Inc.	63,551	5,449
	AFLAC Inc.	87,258	4,485
	PNC Financial Services Group	61,438	4,398
	State Street Corp.	64,082	4,383
	SLM Corp.	73,435	4,228
	Regions Financial Corp.	125,760	4,163
	Loews Corp.	79,429	4,049
	BB&T Corp.	96,738	3,935
	Fifth Third Bancorp	98,066	3,900
	Franklin Resources Corp.	29,365	3,890
	The Chubb Corp.	71,601	3,876
	Countrywide Financial Corp.	105,813	3,846
	Simon Property Group, Inc.REIT	39,865	3,709
	Charles Schwab Corp.	180,494	3,704
	ACE Ltd.	57,995	3,626
	Lincoln National Corp.	48,350	3,430
	National City Corp.	102,885	3,428
	The Chicago Mercantile Exchange	6,336	3,386
	Mellon Financial Corp.	74,210	3,265

8

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Progressive Corp. of Ohio	131,320	3,142
	Marsh & McLennan Cos., Inc.	99,051	3,059
	Bear Stearns Co., Inc.	21,224	2,971
	The Principal Financial Group, Inc.	47,868	2,790
	XL Capital Ltd. Class A	33,083	2,789
	Ameriprise Financial, Inc.	41,888	2,663
	ProLogis REIT	45,705	2,601
	Genworth Financial Inc.	74,608	2,567
	Vornado Realty Trust REIT	23,303	2,560
	Moody’s Corp.	40,954	2,547
	T. Rowe Price Group Inc.	47,313	2,455
	KeyCorp	70,153	2,408
	Equity Residential REIT	51,800	2,364
	Archstone-Smith Trust REIT	39,853	2,356
	Legg Mason Inc.	23,504	2,312
	Aon Corp.	52,474	2,236
	Marshall & Ilsley Corp.	46,315	2,206
	Boston Properties, Inc. REIT	21,278	2,173
	Northern Trust Corp.	33,718	2,166
	Host Hotels & Resorts Inc.
	REIT	93,285	2,157
	CIT Group Inc.	34,289	1,880
	Synovus Financial Corp.	58,377	1,792
	Public Storage, Inc. REIT	21,940	1,685
*	E*TRADE Financial Corp.	76,298	1,685
	Avalonbay Communities, Inc.
	REIT	14,161	1,684
	Comerica, Inc.	27,738	1,650
	Compass Bancshares Inc.	23,497	1,621
	Unum Group	61,223	1,599
	Ambac Financial Group, Inc.	18,240	1,590
	Kimco Realty Corp. REIT	40,457	1,540
	Zions Bancorp	19,693	1,515
	Huntington Bancshares Inc.	65,341	1,486
	MBIA, Inc.	23,378	1,455
	M & T Bank Corp.	13,515	1,445
	Sovereign Bancorp, Inc.	64,493	1,363
	Cincinnati Financial Corp.	30,629	1,329
	Plum Creek Timber Co. Inc.
	REIT	31,522	1,313
	Commerce Bancorp, Inc.	34,136	1,263
*	CB Richard Ellis Group, Inc.	33,504	1,223
	General Growth
	Properties Inc. REIT	22,969	1,216
	Developers Diversified
	Realty Corp. REIT	22,368	1,179
	Safeco Corp.	18,909	1,177
	Torchmark Corp.	17,094	1,145
	Hudson City Bancorp, Inc.	86,409	1,056
	Assurant, Inc.	17,780	1,048
	Janus Capital Group Inc.	33,027	919
	First Horizon National Corp.	22,459	876
	Apartment Investment &
	Management Co.
	Class A REIT	17,294	872
	MGIC Investment Corp.	14,817	842

9

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Federated Investors, Inc.	15,787	605
			496,729
Health Care (11.6%)
	Pfizer Inc.	1,252,101	32,016
	Johnson & Johnson	516,691	31,839
	Merck & Co., Inc.	386,572	19,251
	Abbott Laboratories	274,713	14,711
	Wyeth	239,925	13,757
	UnitedHealth Group Inc.	239,069	12,226
*	Amgen, Inc.	206,860	11,437
	Bristol-Myers Squibb Co.	351,029	11,078
	Medtronic, Inc.	205,444	10,654
	Eli Lilly & Co.	176,016	9,836
*	WellPoint Inc.	109,416	8,735
	Schering-Plough Corp.	265,714	8,088
	Baxter International, Inc.	116,142	6,543
*	Gilead Sciences, Inc.	166,570	6,458
	Cardinal Health, Inc.	68,530	4,841
	Aetna Inc.	92,204	4,555
*	Medco Health Solutions, Inc.	50,042	3,903
*	Thermo Fisher Scientific, Inc.	75,328	3,896
*	Celgene Corp.	67,701	3,881
*	Zimmer Holdings, Inc.	42,225	3,584
	Stryker Corp.	53,335	3,365
*	Biogen Idec Inc.	62,094	3,322
	Becton, Dickinson & Co.	43,741	3,259
*	Boston Scientific Corp.	211,650	3,247
	Allergan, Inc.	54,892	3,164
	McKesson Corp.	52,644	3,140
*	Genzyme Corp.	46,884	3,019
	CIGNA Corp.	51,419	2,685
*	Forest Laboratories, Inc.	56,824	2,594
*	St. Jude Medical, Inc.	60,400	2,506
*	Express Scripts Inc.	48,672	2,434
	Biomet, Inc.	43,802	2,003
*	Humana Inc.	30,045	1,830
	AmerisourceBergen Corp.	34,175	1,691
*	Laboratory Corp. of
	America Holdings	20,991	1,643
*	Coventry Health Care Inc.	27,961	1,612
	C.R. Bard, Inc.	18,401	1,521
	Quest Diagnostics, Inc.	28,237	1,458
	IMS Health, Inc.	34,985	1,124
*	Hospira, Inc.	27,939	1,091
*	Waters Corp.	17,994	1,068
	Applera Corp.–Applied
	Biosystems Group	32,731	1,000
*	Barr Pharmaceuticals Inc.	19,609	985
*	Varian Medical Systems, Inc.	22,764	968
*	Patterson Cos.	24,960	930
*	King Pharmaceuticals, Inc.	43,503	890
	Manor Care, Inc.	13,139	858
	Mylan Laboratories, Inc.	44,279	805
*	Millipore Corp.	9,659	725
	Bausch & Lomb, Inc.	9,717	675
*	Watson Pharmaceuticals, Inc.	18,170	591
	PerkinElmer, Inc.	21,296	555
*	Tenet Healthcare Corp.	84,094	547
			278,594

10

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Industrials (11.4%)
	General Electric Co.	1,835,418	70,260
	United Parcel Service, Inc.	188,863	13,787
	The Boeing Co.	140,448	13,505
	United Technologies Corp.	177,342	12,579
	Tyco International Ltd.	353,642	11,950
	3M Co.	128,437	11,147
	Caterpillar, Inc.	114,231	8,944
	Honeywell International Inc.	139,040	7,825
	Emerson Electric Co.	141,980	6,645
	FedEx Corp.	54,819	6,083
	Lockheed Martin Corp.	63,283	5,957
	General Dynamics Corp.	72,292	5,655
	Union Pacific Corp.	48,276	5,559
	Burlington Northern Santa Fe Corp.	63,505	5,407
	Deere & Co.	40,098	4,841
	Northrop Grumman Corp.	61,565	4,794
	Raytheon Co.	79,263	4,271
	Illinois Tool Works, Inc.	73,476	3,982
	PACCAR, Inc.	44,292	3,855
	Norfolk Southern Corp.	70,244	3,693
	Waste Management, Inc.	92,460	3,611
	CSX Corp.	77,899	3,512
	Danaher Corp.	42,375	3,199
	Precision Castparts Corp.	24,544	2,979
	Ingersoll-Rand Co.	53,743	2,946
	Textron, Inc.	22,401	2,467
	Eaton Corp.	26,108	2,428
	ITT Industries, Inc.	32,415	2,213
	L-3 Communications
	Holdings, Inc.	22,266	2,168
	Rockwell Collins, Inc.	29,912	2,113
	Southwest Airlines Co.	139,413	2,079
	Parker Hannifin Corp.	20,716	2,028
	Rockwell Automation, Inc.	28,058	1,948
	Masco Corp.	67,495	1,922
	Cummins Inc.	18,566	1,879
	Dover Corp.	36,576	1,871
	Cooper Industries, Inc.
	Class A	32,739	1,869
	American Standard Cos., Inc.	31,460	1,856
	Pitney Bowes, Inc.	39,138	1,832
	Fluor Corp.	15,784	1,758
	R.R. Donnelley & Sons Co.	39,303	1,710
	C.H. Robinson Worldwide Inc.	30,575	1,606
*	Terex Corp.	18,383	1,495
	Goodrich Corp.	22,419	1,335
	W.W. Grainger, Inc.	12,660	1,178
	Equifax, Inc.	25,930	1,152
	Avery Dennison Corp.	16,340	1,086
	Robert Half International, Inc.	29,669	1,083
	Pall Corp.	21,901	1,007
*	Monster Worldwide Inc.	23,271	956
	Cintas Corp.	24,060	949
*	Allied Waste Industries, Inc.	45,400	611
	Ryder System, Inc.	10,963	590

11

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Raytheon Co.Warrants Exp. 6/16/11	727	13
			272,188
Information Technology (15.4%)
	Microsoft Corp.	1,501,949	44,262
*	Cisco Systems, Inc.	1,083,109	30,165
	International Business
	Machines Corp.	243,659	25,645
	Intel Corp.	1,036,534	24,628
	Hewlett-Packard Co.	467,231	20,848
*	Google Inc.	38,899	20,359
*	Apple Computer, Inc.	154,314	18,833
*	Oracle Corp.	706,130	13,918
	QUALCOMM Inc.	297,315	12,901
*	Dell Inc.	405,205	11,569
	Texas Instruments, Inc.	255,761	9,624
	Motorola, Inc.	412,856	7,308
*	Corning, Inc.	280,536	7,168
*	EMC Corp.	374,642	6,781
*	eBay Inc.	202,133	6,505
*	Yahoo! Inc.	215,931	5,858
	Applied Materials, Inc.	246,517	4,898
	Automatic Data
	Processing, Inc.	98,808	4,789
	First Data Corp.	134,526	4,395
*	Adobe Systems, Inc.	104,971	4,215
*	Sun Microsystems, Inc.	637,737	3,355
*	Symantec Corp.	160,934	3,251
*	Xerox Corp.	167,157	3,089
	Western Union Co.	138,091	2,876
*	Agilent Technologies, Inc.	70,728	2,719
*	NVIDIA Corp.	64,705	2,673
*	Electronic Arts Inc.	55,240	2,614
*	Juniper Networks, Inc.	101,171	2,546
	Electronic Data
	Systems Corp.	90,959	2,522
*	MEMC Electronic
	Materials, Inc.	40,118	2,452
*	Broadcom Corp.	83,157	2,432
	Paychex, Inc.	60,605	2,371
	Analog Devices, Inc.	58,437	2,200
*	SanDisk Corp.	40,791	1,996
*	Autodesk, Inc.	41,360	1,947
*	Network Appliance, Inc.	66,353	1,938
*	Cognizant Technology Solutions Corp.	25,685	1,929
	Maxim Integrated Products, Inc.	57,329	1,915
	CA, Inc.	73,492	1,898
	KLA-Tencor Corp.	34,093	1,873
*	Intuit, Inc.	61,206	1,841
*	Computer Sciences Corp.	30,996	1,833
*	Fiserv, Inc.	30,031	1,706
*	Micron Technology, Inc.	135,160	1,694
*	NCR Corp.	32,121	1,688
	Linear Technology Corp.	45,338	1,640
	Fidelity National Information Services, Inc.	29,248	1,588
	Xilinx, Inc.	53,310	1,427
	National Semiconductor Corp.	49,863	1,410

12

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Advanced Micro Devices, Inc.	98,342	1,406
	Altera Corp.	63,485	1,405
*	VeriSign, Inc.	43,744	1,388
*	Avaya Inc.	80,345	1,353
*	BMC Software, Inc.	36,447	1,104
*	Citrix Systems, Inc.	32,204	1,084
*	LSI Corp.	137,287	1,031
*	Affiliated Computer Services, Inc. Class A	17,730	1,006
*	Tellabs, Inc.	78,058	840
*	Lexmark International, Inc.	16,816	829
	Molex, Inc.	25,329	760
	Jabil Circuit, Inc.	31,835	703
*	Novellus Systems, Inc.	22,589	641
*	Compuware Corp.	53,574	635
*	Solectron Corp.	161,185	593
*	Convergys Corp.	24,422	592
*	Teradyne, Inc.	33,637	591
*	Unisys Corp.	62,000	567
*	Ciena Corp.	15,250	551
*	JDS Uniphase Corp.	37,435	503
	Tektronix, Inc.	14,521	490
*	Novell, Inc.	61,999	483
*	QLogic Corp.	28,196	469
*	PMC Sierra Inc.	14,215	110
*	Sanmina-SCI Corp.	26,602	83
			367,309
Materials (3.1%)
	E.I. du Pont de
	Nemours & Co.	164,746	8,376
	Dow Chemical Co.	170,055	7,520
	Monsanto Co.	96,905	6,545
	Alcoa Inc.	155,276	6,293
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	67,018	5,550
	Praxair, Inc.	56,769	4,087
	Nucor Corp.	53,760	3,153
	Newmont Mining Corp.
	(Holding Co.)	80,407	3,141
	Air Products & Chemicals, Inc.	38,555	3,099
	International Paper Co.	77,698	3,034
	Weyerhaeuser Co.	38,426	3,033
	United States Steel Corp.	21,097	2,294
	PPG Industries, Inc.	29,358	2,234
	Vulcan Materials Co.	17,037	1,951
	Allegheny Technologies Inc.	18,273	1,917
	Rohm & Haas Co.	25,424	1,390
	Ecolab, Inc.	31,336	1,338
	Temple-Inland Inc.	18,936	1,165
	MeadWestvaco Corp.	32,937	1,163
	Sigma-Aldrich Corp.	23,406	999
	Ball Corp.	18,176	967
	Eastman Chemical Co.	15,023	966
	Sealed Air Corp.	28,796	893
*	Pactiv Corp.	23,352	745
	International Flavors &
	Fragrances, Inc.	13,844	722

13

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Ashland, Inc.	10,056	643
	Bemis Co., Inc.	18,681	620
*	Hercules, Inc.	20,863	410
			74,248
Telecommunication Services (3.7%)
	AT&T Inc.	1,099,971	45,649
	Verizon Communications Inc.	517,895	21,322
	Sprint Nextel Corp.	516,193	10,690
	Alltel Corp.	61,633	4,163
*	Qwest Communications
	International Inc.	277,447	2,691
	Embarq Corp.	26,977	1,710
	Windstream Corp.	84,987	1,254
	CenturyTel, Inc.	19,539	958
	Citizens Communications Co.	60,936	930
			89,367
Utilities (3.5%)
	Exelon Corp.	119,945	8,708
	TXU Corp.	81,974	5,517
	Dominion Resources, Inc.	62,535	5,397
	Southern Co.	134,046	4,596
	FPL Group, Inc.	72,568	4,118
	Duke Energy Corp.	224,653	4,111
	Public Service Enterprise Group, Inc.	45,090	3,958
	Entergy Corp.	35,240	3,783
	FirstEnergy Corp.	54,462	3,525
	Edison International	58,034	3,257
	PPL Corp.	68,638	3,212
	American Electric Power Co., Inc.	71,090	3,202
	PG&E Corp.	62,664	2,839
	Constellation Energy Group, Inc.	32,217	2,808
	Sempra Energy	46,989	2,783
*	AES Corp.	119,295	2,610
	Consolidated Edison Inc.	48,356	2,182
	Progress Energy, Inc.	45,461	2,073
	Ameren Corp.	36,811	1,804
	Questar Corp.	30,862	1,631
*	Allegheny Energy, Inc.	29,642	1,534
	DTE Energy Co.	31,489	1,518
	Xcel Energy, Inc.	72,957	1,493
	KeySpan Corp.	31,418	1,319
	NiSource, Inc.	48,832	1,011
	CenterPoint Energy Inc.	57,126	994
	Pinnacle West Capital Corp.	17,926	714
	CMS Energy Corp.	40,071	689
	Integrys Energy Group, Inc.	13,522	686
*	Dynegy, Inc.	71,603	676
	TECO Energy, Inc.	37,149	638
	Nicor Inc.	7,938	341
			83,727
Total Common Stocks
(Cost $1,870,236)			2,383,583

14

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 5.281%	3,355,982	3,356
2	Vanguard Market
	Liquidity Fund,
	5.281%—Note E	340,600	341
			3,697
		Face
		Amount
		($000)
U.S. Agency Obligation (0.0%)
3	Federal Home Loan
	Mortgage Corp.
4	5.197%, 7/9/07	500	500
Total Temporary Cash Investments
(Cost $4,197)			4,197
Total Investments (99.9%)
(Cost $1,874,433)			2,387,780
Other Assets and Liabilities (0.1%)
Other Assets—Note B			7,813
Liabilities			(6,484)
			1,329
Net Assets (100%)
Applicable to 79,741,144 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,389,109
Net Asset Value Per Share			$29.96

At June 30, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,822,096	$22.85
Undistributed Net
Investment Income	16,980.21
Accumulated Net
Realized Gains	36,728.46
Unrealized Appreciation
(Depreciation)
Investment Securities	513,347	6.44
Futures Contracts	(42)	—
Net Assets	2,389,109	$29.96

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.

5See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

15

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	21,530
Interest[1]	190
Security Lending	3
Total Income	21,723
Expenses
The Vanguard Group—Note B
Investment Advisory Services	83
Management and Administrative	1,130
Marketing and Distribution	265
Custodian Fees	54
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,548
Net Investment Income	20,175
Realized Net Gain (Loss)
Investment Securities Sold	36,489
Futures Contracts	544
Realized Net Gain (Loss)	37,033
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	96,043
Futures Contracts	(74)
Change in Unrealized
Appreciation (Depreciation)	95,969
Net Increase (Decrease) in Net Assets
Resulting from Operations	153,177

16

Vanguard Equity Index Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,175	34,252
Realized Net Gain (Loss)	37,033	88,180
Change in Unrealized Appreciation (Depreciation)	95,969	159,876
Net Increase (Decrease) in Net Assets Resulting from Operations	153,177	282,308
Distributions
Net Investment Income	(35,238)	(30,773)
Realized Capital Gain[2]	(87,720)	(119,247)
Total Distributions	(122,958)	(150,020)
Capital Share Transactions—Note F
Issued	189,225	405,827
Issued in Lieu of Cash Distributions	122,958	150,020
Redeemed	(155,981)	(298,911)
Net Increase (Decrease) from Capital Share Transactions	156,202	256,936
Total Increase (Decrease)	186,421	389,224
Net Assets
Beginning of Period	2,202,688	1,813,464
End of Period[3]	2,389,109	2,202,688

1  Interest income from an affiliated company of the portfolio was $177,000.

2 Includes fiscal 2007 and 2006 short-term gain distributions totaling $1,125,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $16,980,000 and $32,043,000.

17

Vanguard Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$29.66	$27.87	$28.29	$26.57	$21.68	$29.91
Investment Operations
Net Investment Income	.25	.47	.48	.49[1]	.34	.330
Net Realized and Unrealized Gain (Loss)
on Investments	1.69	3.66	.77	2.27	5.57	(6.445)
Total from Investment Operations	1.94	4.13	1.25	2.76	5.91	(6.115)
Distributions
Dividends from Net Investment Income	(.47)	(.48)	(.50)	(.35)	(.34)	(.440)
Distributions from Realized Capital Gains	(1.17)	(1.86)	(1.17)	(.69)	(.68)	(1.675)
Total Distributions	(1.64)	(2.34)	(1.67)	(1.04)	(1.02)	(2.115)
Net Asset Value, End of Period	$29.96	$29.66	$27.87	$28.29	$26.57	$21.68

Total Return	6.88%	15.71%	4.79%	10.80%	28.47%	–22.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,389	$2,203	$1,813	$1,664	$1,450	$961
Ratio of Total Expenses to
Average Net Assets	0.14%*	0.14%	0.14%	0.14%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.76%*	1.80%	1.78%	1.91%[1]	1.62%	1.43%
Portfolio Turnover Rate	7%*	10%	13%	8%	6%	10%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $210,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.21% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

19

Vanguard Equity Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $1,874,433,000. Net unrealized appreciation of investment securities for tax purposes was $513,347,000, consisting of unrealized gains of $606,704,000 on securities that had risen in value since their purchase and $93,357,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	14	5,304	(42)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2007, the portfolio purchased $138,918,000 of investment securities and sold $82,136,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2007, was $333,000, for which the fund received cash collateral of $341,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	6,356	14,420
Issued in Lieu of Cash Distributions	4,356	5,594
Redeemed	(5,243)	(10,808)
Net Increase (Decrease) in Shares Outstanding	5,469	9,206

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

20

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,068.80	$0.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.10	0.70

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period was 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Equity Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

Vanguard® Growth Portfolio

The Growth Portfolio returned 6.6% for the first half of 2007, a solid result that was nevertheless a bit below the returns of the broad market and the portfolio’s growth-oriented benchmarks. The portfolio benefited from the strong performance of its energy and health care stocks, although these strengths were offset by weakness in its large financials position and subpar performance among technology stocks.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Concentration amplifies impact of decisions, good and bad

The Growth Portfolio holds a relatively concentrated selection of companies—just 66 stocks at the end of June, with about one-third of portfolio assets invested in the top ten positions.

On balance, the portfolio’s largest holdings included more leaders than laggards during the six months. Oil-services giant Schlumberger, the largest holding, returned more than 35% for the period.

There were enough weak spots, however, to keep the portfolio’s return a little behind those of its benchmarks. Biotech giant Genentech, the portfolio’s third-largest holding at the end of the period, declined modestly. Technology stocks, which account for more than 25% of portfolio assets, also produced middling returns, even as the long-struggling tech sector showed signs of resurgence. Bright spots such as Apple Computer and Google were dimmed by weakness among software and semiconductor companies.

Exposure to financial stocks proved to be a challenge

The portfolio also paid a price, both in relative and absolute returns, for its significant weighting in financials stocks, which generally don’t take up a lot of space in growth-oriented portfolios and benchmarks.

During the past six months, financials stocks were among the market’s weakest performers as rising interest rates and nervousness about subprime loans weighed on stock prices. The portfolio’s holdings returned a collective 2.6%.

For more on the strategy and positioning of the Growth Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2007
Growth Portfolio	6.6%
Russell 1000 Growth Index	8.1
Average Large-Cap Growth Fund[1]	7.6
Dow Jones Wilshire 5000 Index	7.6

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.35%	1.43%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard Growth Portfolio

Advisors’ Report

During the six months ended June 30, 2007, the Growth Portfolio returned 6.6%, trailing both the gain of its benchmark index and the average return of peer funds. The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and the portfolio’s positioning.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

During the past six months, our financial stocks weighed on performance as several important holdings—notably Merrill Lynch and American International Group—underperformed despite strong and, to date, better-than-anticipated fundamentals and earnings.

Technology holdings generally struggled as well, with weakness in Broadcom, Network Appliance, and Advanced Micro Devices. This was partially offset by the strong performance of Apple, a large holding. Our health care stocks generally did well, led by Teva, Alcon, and Gilead.

The domestic economy has progressed as anticipated. Growth has been satisfactory, albeit slower, largely reflecting decelerating consumption, particularly within the residential and auto sectors. In contrast, a number of important economies abroad exhibit accelerating and, in some cases, surprisingly robust expansion, which appears to be sustainable over the intermediate term. This has led to modest tightening of European monetary policy and to further weakness in the U.S. dollar.

Corporate profits have, as anticipated, decelerated; compared with the year-earlier period, growth in the first quarter of 2007 was in single digits, marking the first time that’s happened in five years. Nonetheless, overall first-quarter results were modestly better than anticipated. Underlying those results, however, was an increasingly striking divergence:

A number of leading multinational companies exhibited accelerating revenues, margins, and profits from overseas. In some cases, these international operations have made possible robust and better-than-anticipated overall earnings growth.

This trend is significant because of the growing international exposure of many U.S. multinationals. The importance of the trend was underscored by the recent striking contrast in the rates of overseas and domestic economic growth.

Despite the mixed market performance of the portfolio’s holdings, we continue to be impressed with the fundamental strength and earnings growth exhibited by the preponderance of these companies. Accordingly, we have not shifted much of the portfolio’s overall positioning, or made changes in most of its largest holdings, with the notable exception that we have sought to modestly increase business exposure to overseas economies through well-positioned U.S. multinationals, particularly in the area of capital goods.

2

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	68	232	Uses a fundamentally based, research-driven
			approach to large-cap growth investing; seeks a
			diversified investment portfolio of successful, well-
			managed companies with sustainable competitive
			advantages, superior prospective growth, and
			relative valuations that are not fully discounted.
William Blair & Company, LLC	29	99	Uses a fundamental investment approach in
			pursuit of superior, long-term investment results
			from growth-oriented companies with leadership
			positions and strong market presence.
Cash Investments[1]	3	10	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

3

Vanguard Growth Portfolio

Our investment approach has a consistent focus on leading, in some cases dominant, companies that possess sustainable competitive advantages and, we believe, distinctly superior growth attributes and prospects. This approach seems particularly appropriate today, given the substantial compression in the relative valuation of leadership companies that has occurred over recent years.

With the domestic economic expansion having downshifted to a more sustainable pace, we anticipate a continued deceleration in the rate of overall corporate profit growth. Historically, such deceleration has typically resulted in a shift that favors growth stocks, as investors become more discriminating and attach increased importance to capital strength, together with relative earnings growth and its perceived sustainability. In this context, we expect relative fundamental success—especially in earnings growth and consensus revisions to earnings estimates—to become a stronger determinant of relative stock performance than has been the case in recent years.

William Blair & Company, LLC

Portfolio Manager:

John F. Jostrand, CFA, Principal

Several noteworthy trends affected semiannual performance, particularly in the second quarter.

First, although earnings growth in the United States is moderating, growth outside our borders remains strong. In the first quarter of 2007, stocks with larger non-U.S. exposure experienced year-over-year earnings growth above 10%, versus roughly 5% for companies with less-significant portions of non-U.S. revenues. Generally speaking, most of these companies have larger market capitalizations.

Second, liquidity has been unusually strong, on top of the multi-year buyout trend in the market. For example, the announcement of the SLM buyout caused enough appreciation in that single stock to offset the negative performance of most other stocks in the financials sector of the Russell 1000 Growth Index during the second quarter. Significant share-count reduction is also helping bolster stock prices.

Lastly, higher-quality stocks (as measured by Standard & Poor’s quality ratings) continue to underperform. Typically, higher-quality stocks begin to outperform in periods when earnings growth slows. Although earnings growth has slowed significantly over the last several quarters, overall it remains high compared with historical trends. Investors may not pursue higher-quality stocks until earnings growth slows significantly, to single-digit levels.

While our portfolio stocks held up well during the period, they lagged stocks that drew more support from the factors described above.

Many industry pundits note that the economy is probably emerging from a typical mid-cycle slowdown. Recent reacceleration in the manufacturing sector supports this thesis; so does the continued strength among the later-cycle industrials. Moderate inflation and continued strength in return-on-equity metrics bolster the view that the economy, while slowing, appears to be moving toward a more sustainable rate of growth rather than toward recession. It is possible that the current domestic investment environment, incorporating strong profits and modest stock valuations, could help raise price/earnings multiples.

A large question mark remains with respect to the U.S. consumer. With higher energy prices and continued weakness in the housing market, pressure on consumer spending remains significant. Strong employment numbers indicate that the consumer may not completely buckle, but it will likely be a few quarters before revenues in this area pick up. Additionally, it is possible that credit defaults could lead to less overall liquidity in the U.S. market, removing another catalyst for stock prices.

Regardless of the macroeconomic issues that are influencing the market, we continue to find high-quality stocks that offer growth opportunities. We believe that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and will reward stocks with longer, more sustainable earnings trends.

4

Vanguard Growth Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	66	708	4,921
Median Market Cap	$43.4B	$34.2B	$32.6B
Price/Earnings Ratio	23.5x	21.8x	18.2x
Price/Book Ratio	4.0x	4.4x	2.9x
Yield	0.6%	1.1%	1.7%
Return on Equity	19.4%	20.6%	18.2%
Earnings Growth Rate	32.8%	23.0%	20.7%
Foreign Holdings	8.5%	0.0%	0.0%
Turnover Rate	44%[3]	—	—
Expense Ratio	0.35%[3]	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.89	0.84
Beta	1.13	1.22

Sector Diversification (% of portfolio)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	9%	13%	12%
Consumer Staples	5	10	8
Energy	6	8	10
Financials	20	7	21
Health Care	19	16	11
Industrials	11	13	12
Information Technology	26	27	15
Materials	1	3	4
Telecommunication
Services	0	1	3
Utilities	0	2	4
Short-Term Reserves	3%	—	—

5

Ten Largest Holdings[4](% of total net assets)

Schlumberger Ltd.	oil and gas
	equipment and
	services	4.2%
Danaher Corp.	industrial
	machinery	3.8
Genentech, Inc.	biotechnology	3.4
Google Inc.	Internet software
	and services	3.3
The Goldman	investment banking
Sachs Group, Inc.	and brokerage	3.2
Cisco Systems, Inc.	communications
	equipment	3.2
Apple Computer, Inc.	computer hardware	3.1
QUALCOMM Inc.	communications
	equipment	3.0
American
International Group, Inc.	multi-line insurance	2.8
Comcast Corp. Class A	broadcasting and
	cable television	2.7
Top Ten		32.7%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

6

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	15.77%	7.57%	0.60%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

7

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.8%)[1]
Consumer Discretionary (8.7%)
*	Comcast Corp. Class A	325,780	9,161
*	Kohl’s Corp.	95,793	6,804
	Johnson Controls, Inc.	52,215	6,045
	Staples, Inc.	112,530	2,670
*	Coach, Inc.	41,270	1,956
	Marriott International, Inc.Class A	41,120	1,778
*	Starbucks Corp.	47,420	1,244
			29,658
Consumer Staples (5.2%)
	The Procter & Gamble Co.	114,460	7,004
	PepsiCo, Inc.	93,420	6,058
	Walgreen Co.	77,335	3,367
	Wal-Mart de Mexico SA de Cv	40,000	1,512
			17,941
Energy (5.4%)
	Schlumberger Ltd.	169,230	14,374
	Suncor Energy, Inc.	27,235	2,449
	Apache Corp.	18,120	1,478
			18,301
Financials (19.1%)
	The Goldman Sachs
	Group, Inc.	50,765	11,003
	American International
	Group, Inc.	135,000	9,454
	Charles Schwab Corp.	354,660	7,278
	Legg Mason Inc.	73,200	7,202
	JPMorgan Chase & Co.	118,260	5,730
	The Chicago Mercantile
	Exchange	10,306	5,507
	Merrill Lynch & Co., Inc.	64,052	5,353
*	CB Richard Ellis Group, Inc.	124,455	4,543
	Franklin Resources Corp.	20,910	2,770
	Lehman Brothers Holdings, Inc.	32,610	2,430
	Citigroup, Inc.	43,500	2,231
*	IntercontinentalExchange Inc.	10,460	1,547
			65,048
Health Care (18.8%)
*	Genentech, Inc.	152,605	11,546
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	208,960	8,620

8

			Market
			Value•
		Shares	($000)
*	Gilead Sciences, Inc.	214,880	8,331
*	WellPoint Inc.	102,240	8,162
	Alcon, Inc.	49,590	6,690
*	Medco Health Solutions, Inc.	67,360	5,253
	Merck & Co., Inc.	72,800	3,625
	UnitedHealth Group Inc.	62,730	3,208
*	Celgene Corp.	44,750	2,566
	Allergan, Inc.	34,780	2,005
	C.R. Bard, Inc.	23,040	1,904
	Schering-Plough Corp.	40,900	1,245
	Becton, Dickinson & Co.	15,710	1,170
			64,325
Industrials (11.0%)
	Danaher Corp.	173,891	13,129
	The Boeing Co.	88,330	8,494
	Emerson Electric Co.	101,050	4,729
	Rockwell Collins, Inc.	49,790	3,517
	United Technologies Corp.	36,710	2,604
	ABB Ltd. ADR	99,580	2,251
	Rockwell Automation, Inc.	21,465	1,491
	General Electric Co.	31,420	1,203
			37,418
Information Technology (26.2%)
	Communications Equipment (6.7%)
*	Cisco Systems, Inc.	388,142	10,810
	QUALCOMM Inc.	233,655	10,138
*	Corning, Inc.	79,460	2,030

	Computers & Peripherals (6.3%)
*	Apple Computer, Inc.	85,890	10,482
*	Sun Microsystems, Inc.	783,915	4,123
*	Network Appliance, Inc.	128,800	3,761
*	EMC Corp.	170,890	3,093

	Internet Software & Services (5.2%)
*	Google Inc.	21,320	11,158
*	eBay Inc.	93,530	3,010
*	Yahoo! Inc.	85,785	2,327
*	VeriSign, Inc.	34,720	1,102

	IT Services (3.5%)
	Infosys Technologies Ltd.
	ADR	104,260	5,253
	Paychex, Inc.	97,940	3,831
*	Cognizant Technology
	Solutions Corp.	36,660	2,753

9

			Market
			Value•
		Shares	($000)
	Semiconductors &
	Semiconductor Equipment (3.6%)
*	Broadcom Corp.	173,980	5,089
*	NVIDIA Corp.	120,340	4,971
*	Taiwan Semiconductor
	Manufacturing Co. Ltd. ADR	214,132	2,383

	Software (0.9%)
*	Adobe Systems, Inc.	75,690	3,039
			89,353
Materials (1.2%)
	Praxair, Inc.	57,875	4,166

Exchange-Traded Funds (0.2%)
2	Vanguard Growth ETF	8,500	529
Total Common Stocks
(Cost $274,731)			326,739
Temporary Cash Investments (5.3%)[1]
Money Market Fund (4.9%)
3	Vanguard Market
	Liquidity Fund, 5.281%	16,704,332	16,704

	Face
	Amount
	($000)
U.S. Agency Obligation (0.4%)
4 Federal Home Loan
Mortgage Corp.
5 5.197%, 7/9/07	1,500	1,499
Total Temporary Cash Investments
(Cost $18,203)		18,203
Total Investments (101.1%)
(Cost $292,934)		344,942
Other Assets and Liabilities (–1.1%)
Other Assets—Note C		307
Liabilities		(4,049)
		(3,742)
Net Assets (100%)
Applicable to 24,510,929 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		341,200
Net Asset Value Per Share		$13.92

10

Vanguard Growth Portfolio

At June 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	700,998	$28.60
Undistributed Net
Investment Income	277.01
Accumulated Net
Realized Losses	(411,987)	(16.81)
Unrealized Appreciation
(Depreciation)
Investment Securities	52,008	2.12
Futures Contracts	(96)	—
Net Assets	341,200	$13.92

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 2.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $1,499,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

11

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends[1]	1,389
Interest[1]	336
Security Lending	99
Total Income	1,824
Expenses
Investment Advisory Fees—Note B
Basic Fee	204
Performance Adjustment	(18)
The Vanguard Group—Note C
Management and Administrative	380
Marketing and Distribution	30
Custodian Fees	7
Shareholders’ Reports	9
Total Expenses	612
Expenses Paid Indirectly—Note D	(21)
Net Expenses	591
Net Investment Income	1,233
Realized Net Gain (Loss)
Investment Securities Sold[1]	20,549
Futures Contracts	128
Realized Net Gain (Loss)	20,677
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	538
Futures Contracts	(59)
Change in Unrealized Appreciation
(Depreciation)	479
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,389

12

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,233	2,391
Realized Net Gain (Loss)	20,677	25,312
Change in Unrealized Appreciation (Depreciation)	479	(21,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,389	6,286
Distributions
Net Investment Income	(2,435)	(1,427)
Realized Capital Gain	—	—
Total Distributions	(2,435)	(1,427)
Capital Share Transactions—Note G
Issued	10,234	44,290
Issued in Lieu of Cash Distributions	2,435	1,427
Redeemed	(47,617)	(79,779)
Net Increase (Decrease) from Capital Share Transactions	(34,948)	(34,062)
Total Increase (Decrease)	(14,994)	(29,203)
Net Assets
Beginning of Period	356,194	385,397
End of Period[2]	341,200	356,194

1  Dividend income, interest income and realized net gain (loss) from affiliated companies of the portfolio were $2,000, $297,000, and $0, respectively.

2  Net Assets—End of Period includes undistributed net investment income of $277,000 and $1,479,000.

13

Vanguard Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.15	$12.95	$11.67	$10.93	$8.70	$14.37
Investment Operations
Net Investment Income	.055	.078	.050	.051[1]	.039	.05
Net Realized and Unrealized Gain (Loss)
on Investments	.810	.170	1.282	.738	2.227	(4.97)
Total from Investment Operations	.865	.248	1.332	.789	2.266	(4.92)
Distributions
Dividends from Net Investment Income	(.095)	(.048)	(.052)	(.049)	(.036)	(.05)
Distributions from Realized Capital Gains	—	—	—	—	—	(.70)
Total Distributions	(.095)	(.048)	(.052)	(.049)	(.036)	(.75)
Net Asset Value, End of Period	$13.92	$13.15	$12.95	$11.67	$10.93	$8.70

Total Return	6.62%	1.91%	11.49%	7.25%	26.13%	–35.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$341	$356	$385	$367	$384	$314
Ratio of Total Expenses to
Average Net Assets[2]	0.35%*	0.38%	0.36%	0.36%	0.39%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.71%*	0.65%	0.40%	0.43%[1]	0.45%	0.37%
Portfolio Turnover Rate	44%*	54%	43%	100%	47%	49%

1  Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, (0.01%), (0.02%), (0.04%), and (0.01%).

*  Annualized.

14

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $18,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution

15

Vanguard Growth Portfolio

services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $31,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2007, these arrangements reduced the portfolio’s expenses by $21,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

Vanguard Growth Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the portfolio had available realized losses of $432,608,000 to offset future net capital gains of $173,932,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, and $27,668,000 through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $292,934,000. Net unrealized appreciation of investment securities for tax purposes was $52,008,000, consisting of unrealized gains of $57,821,000 on securities that had risen in value since their purchase and $5,813,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	67	5,077	(101)
S&P 500 Index	8	3,031	15
E-mini S&P MidCap Index	3	1,356	(10)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2007, the portfolio purchased $73,336,000 of investment securities and sold $111,917,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	756	3,483
Issued in Lieu of Cash Distributions	184	108
Redeemed	(3,517)	(6,274)
Net Increase (Decrease) in Shares Outstanding	(2,577)	(2,683)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

17

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,066.16	$1.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	1.76

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, LLC. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board approved a change to the process for the quarterly calculation of the portfolio’s advisory base fee schedules with AllianceBernstein and William Blair. The calculations will now be based on the average daily net assets managed by each advisor rather than the average month-end net assets.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

AllianceBernstein. Founded in 1971,

AllianceBernstein is a leading global investment management firm. The firm has advised the Growth Portfolio since 2001. The investment team at AllianceBernstein employs a fundamentally-based, research-driven approach to large-cap growth investing. At the core of the team’s process is the belief that stock prices ultimately reflect the fundamental success and growth, or lack thereof, of underlying securities. Accordingly, the investment team believes that the best approach to achieving long-term investment success is through ownership of a diversified portfolio of successful companies with strong business franchises, sustainable competitive advantages, and superior prospective growth, not fully discounted in relative valuation. The approach is company-specific and “bottom-up,” reflecting the fundamental judgment of the firm’s research analysts.

William Blair & Company. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm has advised the portfolio since 2004. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high-quality and that have sustainable, above-average growth. In selecting stocks, the advisor considers leadership position with the market it serves, quality of products or services provided, return on equity, accounting policies, and the quality of the management team.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and the results provided by each advisor have been in line with expectations over the course of their service. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because AllianceBernstein and William Blair are independent of Vanguard, and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the Growth Portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints.

The board will consider whether to renew the advisory agreements again after a one-year period.

19

Vanguard® High Yield Bond Portfolio

The High Yield Bond Portfolio posted a 1.8% return for the first six months of 2007 The portfolio’s result fell short of both the return of its benchmark index and the average return of its mutual fund peers.

The table below presents the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s annualized yield stood at 7.42% on June 30, which was 0.45 percentage point higher than at the start of the period.

The portfolio’s high-quality focus hampered its performance

High-yield bonds provided somewhat better returns than those in the broad investment-grade market over the half-year. Credit spreads (which measure the difference in yields between high-yield corporate bonds and U.S. Treasury securities of corresponding maturities) remained near historical lows throughout the period. When spreads are narrow, investors are not as richly rewarded for incurring the added risks that accompany high-yield securities.

The portfolio’s limited exposure to lower-quality bonds was an important factor in its shortfall versus its peers and index benchmark. Some of the period’s best returns came from lower-quality bonds, which make up a sizable portion of the index but are not included in the High Yield Bond Portfolio because the advisor, Wellington Management Company, LLP, adheres to much tighter credit-quality guidelines.

Riskier investment, added diversification

High-yield bond portfolios create an opportunity for investors who are comfortable with the volatility inherent in such bonds to add a measure of diversification to their holdings. That’s because the performance of high-yield bonds in response to economic and market events typically does not correlate exactly with that of their investment-grade counterparts. High-yield bonds are generally more sensitive to developments at the company or industry level than to changes in monetary policy or inflation trends.

Through its disciplined exposure to this riskier class of bonds, Vanguard High Yield Bond Portfolio can play a valuable role as a part of a broadly diversified mix of stocks, bonds, and cash investments, helping you to meet your long-term goals.

Total Returns
Six Months Ended
June 30, 2007
High Yield Bond Portfolio	1.8%
Lehman U.S. Corporate High Yield Index	2.9
Average High Current Yield Fund[1]	2.9
Lehman U.S. Aggregate Bond Index	1.0

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average High
		Current
	Portfolio	Yield Fund
High Yield Bond Portfolio	0.24%	1.28%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The High Yield Bond Portfolio returned 1.8% for the first six months of 2007, lagging the benchmark return of 2.9%. For the 12 months ended June 30, the portfolio returned 9.0%, while the benchmark returned 11.5%. The high-yield market outperformed other fixed income categories over these periods as risk premiums remained low.

The investment environment

As we discussed six months ago in our last letter to you, high-yield bonds face a changing landscape in 2007. So far, low default rates and favorable rating trends have kept risk premiums narrow. Looking forward, we anticipate a supportive economy, in which inflation-adjusted gross domestic product will continue to grow at an annual rate of around 2%. We also expect market fundamentals to remain relatively healthy, with returns fueled by high-yield bonds’ income payments. However, we are beginning to see signs that the market has less appetite for risk.

Thus far, 2007 has been a record year for high-yield issuance. The total through June was more than $37 billion higher than in the same period last year—a 50% increase. The amount of that issuance devoted to funding corporate restructurings (mergers and acquisitions, leveraged buyouts, recapitalizations) was greater by $22 billion, a 100% increase. Corporate restructuring debt, which is generally of lower quality, represented 38% of the high-yield total in the first six months of 2007, versus 22% in 2006.

Among some new high-yield bond offerings, we are seeing excessively leveraged capital structures with little or no free cash flow and little or no tangible asset coverage. In fact, several recent offerings of low-quality, leveraged-buyout-related debt have failed to close. We view these failures as the market’s rejection of the poor quality of the deals and weak covenants. Your portfolio historically has avoided these types of investments, and will continue to do so.

Another area of concern is the leveraged-loan market. Leveraged loans are generally secured loans that are senior to unsecured high-yield bonds. As in the high-yield market, issuance in the leveraged-loan market has outpaced the first six months of 2006, in this case by $140 billion, an increase of 55%. Through the first half of 2007, leveraged loans were issued at a rate 2.7 times that of high-yield bonds, versus 2.2 a year ago and 1.7 in 2005. This number bears watching, as a higher ratio implies more subordination for high-yield bondholders and the potential for lower recovery values in the event of a default.

These trends affect the high-yield market in general, but their impact is likely to be more pronounced in the lower-quality segment of the market. Your portfolio tends to avoid this segment as a matter of philosophy and continues to maintain a higher-quality bias. That philosophy has hurt us for the past four years, as lower-quality bonds have outperformed. We have been surprised by how long yield spreads have stayed narrow as a result of pronounced global liquidity. However, we continue to believe that the portfolio’s higher-quality positioning will be beneficial as the market’s decreasing appetite for risk begins to put pressure on valuations in lower-quality issues.

As of June 30, the spread between the yields of high-yield bonds and 10-year U.S. Treasury notes had narrowed slightly from the end of 2006, to 297 basis points. The yield of the 10-year Treasury note rose 32 basis points, from 4.70% to 5.02%, and the average yield in the high-yield market rose 25 basis points, from 7.74% to 7.99%.

At the end of June, spreads, or risk premiums, were still well inside their ten-year historical average of 509 basis points. The default rate projected for 2007 by Moody’s Investors Service was 2.2%, still among the lowest rates reported since defaults began to increase early in 1999. In the first half of the year, Moody’s upgraded the credit ratings of somewhat more issuers than it downgraded in the speculative market. That stands in contrast to the bottoming of the high-yield market in 2002, when there were four times as many downgrades as upgrades.

Within the high-yield market, lower-quality bonds outperformed higher-quality bonds during the period. BB-rated bonds, the highest-rated securities within the below-investment-grade market, returned 1.2%, while B-rated bonds returned 3.1% and CCC-rated bonds returned 5.5%. The spread versus Treasuries on BB-rated bonds was 226 basis points; on B-rated bonds, 305 basis points; and on CCC-rated bonds, 471 basis

2

Vanguard High Yield Bond Portfolio

points. Although BB-rated bonds offer less compensation than lower-rated bonds, their spreads are closer to long-term averages and should increase less than those for bonds of lower quality whenever the market begins to reprice risk. Currently, BB-rated bond spreads are 136 basis points below their ten-year average, while B-rated and CCC-rated bonds are 239 and 600 basis points, respectively, below their long-term averages.

The portfolio’s performance

No defaults occurred in the portfolio during the period, and our investment style remained consistent. The portfolio had meaningful exposure to relatively high-quality securities whose valuations are more sensitive to the overall level of interest rates than are those of lower-quality high-yield securities.

As in the past, the portfolio strove to avoid defaults by investing in higher-quality issuers that have more consistent businesses and greater predictability of cash flow than those at the lowest end of the quality spectrum. Over the long term, this strategy has rewarded investors. However, as lower-quality bonds outperformed the market through the first six months of 2007, the portfolio underperformed.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy. The higher-quality bias we described above reflects the higher credit hurdle that issuers must clear to be accepted into the portfolio. We accept lower yields but expect fewer defaults and better total return than the market over a long period of time.

We expect defaults in the high-yield market to stay low but to rise modestly in 2007 and beyond, reflecting the abundance of low-quality issuance in the past three years. We will continue to strive to minimize credit mistakes, while remaining positioned to capture the beneficial effects of a healthy economy.

Corporate bonds have an asymmetrical payoff, meaning that their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings by issuer and by industry as we seek to mitigate the risk of capital erosion and the effects of credit mistakes. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential volatility.

Earl E. McEvoy, Senior Vice President

and Portfolio Manager Wellington Management Company, LLP

July 18, 2007

3

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of June 30, 2007

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	255	1,607	8,899
Yield	7.4%	—	—
Yield to Maturity	7.7%[3]	8.2%	5.7%
Average Coupon	7.5%	7.9%	5.4%
Average
Effective Maturity	7.8 years	7.8 years	7.3 years
Average Quality[4]	Ba3	B1	Aa1
Average Duration	5.0 years	4.6 years	4.7 years
Expense Ratio	0.24%[5]	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.92	0.23
Beta	0.87	0.59

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1–5 Years	28
5–10 Years	55
10–20 Years	8
20–30 Years	8

Sector Diversification[6] (% of portfolio)

Basic Industry	7%
Capital Goods	6
Communication	19
Consumer Cyclical	18
Consumer Non-Cyclical	11
Energy	9
Finance	4
Foreign	2
Other Industrial	0
Technology	4
Transportation	3
Treasury/Agency	5
Utilities	10
Short-Term Reserves	2%

4

Vanguard High Yield Bond Portfolio

Distribution by Credit Quality[4](% of portfolio)

Aaa	4%
Aa	0
A	0
Baa	3
Ba	42
B	41
Caa	8
Not Rated	2

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Lehman U.S. Corporate High Yield Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Source: Moody’s Investors Service.

5  Annualized.

6  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	9.03%	8.00%	–2.35%	7.66%	5.31%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.9%)
	U.S. Treasury Note	5.625%	5/15/08	2,555	2,568
	U.S. Treasury Note	5.500%	5/15/09	2,525	2,552
	U.S. Treasury Note	5.750%	8/15/10	2,575	2,638
	U.S. Treasury Note	4.875%	7/31/11	2,600	2,596
	U.S. Treasury Note	4.000%	11/15/12	2,750	2,635
Total U.S. Government and Agency Obligations (Cost $13,246)					12,989
Corporate Bonds (90.4%)
Finance (4.2%)
	Banking (0.2%)
	Chevy Chase Savings Bank	6.875%	12/1/13	645	650

	Brokerage (0.4%)
	E*Trade Financial Corp.	8.000%	6/15/11	650	666
	E*Trade Financial Corp.	7.375%	9/15/13	325	331

	Finance Companies (2.4%)
	General Motors
	Acceptance Corp. LLC	6.875%	8/28/12	775	758
	General Motors
	Acceptance Corp. LLC	6.750%	12/1/14	700	670
	General Motors
	Acceptance Corp. LLC	8.000%	11/1/31	4,980	5,086

	Insurance (0.6%)
	Provident Funding
	Mortgage Loan Trust	7.000%	7/15/18	805	823
	UnumProvident Corp.	6.750%	12/15/28	585	567
	UnumProvident Corp.	7.375%	6/15/32	175	181

	Real Estate Investment Trust (0.6%)
1	Rouse Co.	6.750%	5/1/13	1,510	1,511
					11,243
Industrial (76.1%)
	Basic Industry (7.4%)
	Arch Western Finance	6.750%	7/1/13	1,840	1,771
	Bowater Canada Finance	7.950%	11/15/11	1,375	1,289
	Bowater Inc.	6.500%	6/15/13	25	22
1	CanWest Media Inc.	9.250%	8/1/15	1,065	1,070
	Cascades Inc.	7.250%	2/15/13	645	630
	Equistar Chemicals LP	10.125%	9/1/08	98	102
	Equistar Chemicals LP	10.625%	5/1/11	346	363

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	1,080	1,137
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	2,655	2,828
	^Georgia Gulf Corp.	9.500%	10/15/14	1,280	1,274
	Georgia-Pacific Corp.	8.125%	5/15/11	945	959
1	Georgia-Pacific Corp.	7.125%	1/15/17	2,140	2,054
	Georgia-Pacific Corp.	8.000%	1/15/24	550	534
	IMC Global, Inc.	7.300%	1/15/28	640	605
	International Steel Group, Inc.	6.500%	4/15/14	1,175	1,193
	Lyondell Chemical Co.	8.000%	9/15/14	605	623
	Methanex Corp.	8.750%	8/15/12	725	779
1	Mosaic Co.	7.375%	12/1/14	150	152
1	Mosaic Co.	7.625%	12/1/16	125	129
	Neenah Paper Inc.	7.375%	11/15/14	810	788
	Novelis Inc.	7.250%	2/15/15	1,385	1,420

	Capital Goods (6.0%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	695
	Allied Waste North America Inc.	5.750%	2/15/11	195	187
	Allied Waste North America Inc.	6.375%	4/15/11	300	296
	Allied Waste North America Inc.	7.250%	3/15/15	220	218
	Allied Waste North America Inc.	7.125%	5/15/16	135	132
	Allied Waste North America Inc.	6.875%	6/1/17	1,835	1,769
1	Ashtead Capital Inc.	9.000%	8/15/16	913	961
1	Ashtead Holding PLC	8.625%	8/1/15	585	608
	Ball Corp.	6.625%	3/15/18	520	495
	Case New Holland Inc.	7.125%	3/1/14	1,255	1,271
	Crown Americas Inc.	7.625%	11/15/13	615	615
	Crown Americas Inc.	7.750%	11/15/15	615	618
	L-3 Communications Corp.	7.625%	6/15/12	950	962
	L-3 Communications Corp.	6.375%	10/15/15	450	429
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	475	483
	Owens-Brockway Glass Container, Inc.	7.750%	5/15/11	920	950
	Owens-Brockway Glass Container, Inc.	8.750%	11/15/12	720	752
	Sequa Corp.	9.000%	8/1/09	1,355	1,408
	Texas Industries Inc.	7.250%	7/15/13	580	581
	United Rentals NA Inc.	6.500%	2/15/12	1,885	1,852
	United Rentals NA Inc.	7.750%	11/15/13	750	748

	Communication (18.4%)
	Canwest Media Inc.	8.000%	9/15/12	1,675	1,667
1	Charter Communications OPT LLC	8.000%	4/30/12	1,840	1,863
1	Charter Communications OPT LLC	8.375%	4/30/14	3,155	3,210
	Citizens Communications	9.250%	5/15/11	1,680	1,819
	Citizens Communications	6.625%	3/15/15	650	618
	Citizens Communications	9.000%	8/15/31	345	355
	CSC Holdings, Inc.	8.125%	7/15/09	80	82
	CSC Holdings, Inc.	8.125%	8/15/09	645	660
	CSC Holdings, Inc.	7.625%	4/1/11	310	308
	CSC Holdings, Inc.	6.750%	4/15/12	740	703
	CSC Holdings, Inc.	7.875%	2/15/18	1,190	1,145
	CSC Holdings, Inc.	7.625%	7/15/18	2,485	2,361
	Dex Media, Inc.	8.000%	11/15/13	450	458
	Dobson Cellular Systems	8.375%	11/1/11	855	893
	Dobson Cellular Systems	9.875%	11/1/12	490	528
	GCI Inc.	7.250%	2/15/14	1,410	1,347
	Idearc Inc.	8.000%	11/15/16	4,525	4,587
	Intelsat Bermuda Ltd.	7.625%	4/15/12	1,425	1,275

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Intelsat Bermuda Ltd.	6.500%	11/1/13	1,395	1,123
	Intelsat Bermuda Ltd.	9.250%	6/15/16	670	715
	Intelsat Holding Ltd.	8.250%	1/15/13	200	204
	Intelsat Holding Ltd.	8.625%	1/15/15	2,060	2,130
	Liberty Media Corp.	5.700%	5/15/13	1,095	1,018
	Liberty Media Corp.	8.500%	7/15/29	270	268
	Liberty Media Corp.	8.250%	2/1/30	1,230	1,190
	Mediacom Broadband LLC	8.500%	10/15/15	700	711
1	Mediacom Broadband LLC	8.500%	10/15/15	675	683
	Mediacom LLC/
	Mediacom Capital Corp.	9.500%	1/15/13	775	791
	Medianews Group Inc.	6.875%	10/1/13	1,375	1,196
	PanAmSat Corp.	9.000%	8/15/14	1,168	1,231
	Quebecor Media Inc.	7.750%	3/15/16	1,235	1,272
	Qwest Communications
	International Inc.	8.875%	3/15/12	2,430	2,624
	Qwest Communications
	International Inc.	7.500%	10/1/14	440	451
	R.H. Donnelley Corp.	6.875%	1/15/13	230	219
	R.H. Donnelley Corp.	6.875%	1/15/13	910	862
	R.H. Donnelley Corp.	8.875%	1/15/16	2,960	3,071
	Sinclair Broadcast Group	8.000%	3/15/12	281	289
	US West
	Communications Group	6.875%	9/15/33	2,310	2,174
	Windstream Corp.	8.125%	8/1/13	285	297
	Windstream Corp.	8.625%	8/1/16	1,750	1,853
	Windstream Corp.	7.000%	3/15/19	705	673

	Consumer Cyclical (17.7%)
	AMC Entertainment Inc.	8.000%	3/1/14	600	588
	Beazer Homes USA, Inc.	8.625%	5/15/11	860	817
	Beazer Homes USA, Inc.	8.375%	4/15/12	195	183
	Beazer Homes USA, Inc.	6.875%	7/15/15	395	340
	Corrections Corp. of America	6.250%	3/15/13	345	331
	Corrections Corp. of America	6.750%	1/31/14	265	258
	Ford Motor Co.	7.450%	7/16/31	1,725	1,376
2	Ford Motor Credit Co.	9.806%	4/15/12	1,115	1,193
	Ford Motor Credit Co.	7.000%	10/1/13	3,895	3,619
2	Ford Motor Credit Co.	8.360%	12/15/13	4,514	4,520
	Ford Motor Credit Co.	8.000%	12/15/16	2,550	2,436
	General Motors Corp.	8.250%	7/15/23	1,385	1,247
	^General Motors Corp.	8.375%	7/15/33	3,900	3,549
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	1,490	1,244
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	1,800	1,456
	Host Hotels & Resorts LP	6.875%	11/1/14	865	854
	Host Marriott LP	7.125%	11/1/13	1,740	1,736
	Isle of Capri Casinos	7.000%	3/1/14	680	644
	K. Hovnanian Enterprises	6.250%	1/15/16	495	421
	^K. Hovnanian Enterprises	8.625%	1/15/17	815	774
	KB Home	8.625%	12/15/08	585	591
	KB Home	7.750%	2/1/10	50	50
	KB Home	6.375%	8/15/11	85	80
	KB Home	6.250%	6/15/15	910	803
	KB Home	7.250%	6/15/18	375	345
	Mandalay Resort Group	9.375%	2/15/10	1,185	1,266
	Marquee Inc.	8.625%	8/15/12	695	725

9

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,749
	MGM Mirage, Inc.	8.375%	2/1/11	355	364
	MGM Mirage, Inc.	6.750%	9/1/12	545	522
	MGM Mirage, Inc.	6.625%	7/15/15	260	237
	Park Place Entertainment Corp.	8.125%	5/15/11	50	52
	Seneca Gaming Corp.	7.250%	5/1/12	815	823
	Service Corp. International	7.375%	10/1/14	295	296
	Service Corp. International	6.750%	4/1/16	110	104
	Service Corp. International	7.000%	6/15/17	1,165	1,110
	Service Corp. International	7.625%	10/1/18	915	926
	Standard Pacific Corp.	6.500%	10/1/08	550	536
	Standard Pacific Corp.	6.875%	5/15/11	360	335
	Standard Pacific Corp.	6.250%	4/1/14	205	177
	Station Casinos	6.000%	4/1/12	170	160
	Station Casinos	6.500%	2/1/14	785	701
	Station Casinos	6.875%	3/1/16	560	494
	Station Casinos	6.625%	3/15/18	470	407
	Tenneco Automotive Inc.	10.250%	7/15/13	565	606
1	TRW Automotive Inc.	7.000%	3/15/14	2,635	2,536
1	TRW Automotive Inc.	7.250%	3/15/17	1,365	1,314
	Visteon Corp.	8.250%	8/1/10	390	388
	WMG Acquisition Corp.	7.375%	4/15/14	700	651
	Wynn Las Vegas LLC	6.625%	12/1/14	1,110	1,071

	Consumer Noncyclical (10.5%)
	Angiotech Pharmaceutical	7.750%	4/1/14	568	540
1	Aramark Corp.	8.500%	2/1/15	865	878
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	197
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	272
1	Community Health Systems	8.875%	7/15/15	1,345	1,362
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,744
1	Constellation Brands Inc.	7.250%	5/15/17	680	666
	Delhaize America Inc.	9.000%	4/15/31	360	434
	Elan Financial PLC	7.750%	11/15/11	1,865	1,870
2	Elan Financial PLC	9.360%	11/15/11	840	851
	Elan Financial PLC	8.875%	12/1/13	1,015	1,061
	Fisher Scientific
	International Inc.	6.750%	8/15/14	385	387
	Fisher Scientific
	International Inc.	6.125%	7/1/15	750	736
	HCA Inc.	8.750%	9/1/10	560	585
	HCA Inc.	5.750%	3/15/14	260	220
	HCA Inc.	6.375%	1/15/15	2,690	2,283
	HCA Inc.	6.500%	2/15/16	1,440	1,220
1	HCA Inc.	9.250%	11/15/16	1,010	1,072
	HCA Inc.	7.690%	6/15/25	130	112
	HCA Inc.	7.500%	11/6/33	275	233
	Mylan Laboratories Inc.	5.750%	8/15/10	145	145
	Mylan Laboratories Inc.	6.375%	8/15/15	740	764
	Omnicare, Inc.	6.125%	6/1/13	70	65
	Omnicare, Inc.	6.750%	12/15/13	390	372
	Omnicare, Inc.	6.875%	12/15/15	585	556
	Reynolds American Inc.	6.500%	7/15/10	220	224
	Reynolds American Inc.	7.250%	6/1/13	1,190	1,238
	Reynolds American Inc.	7.300%	7/15/15	1,040	1,073
	Smithfield Foods, Inc.	7.750%	7/1/17	945	947

10

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tenet Healthcare Corp.	6.500%	6/1/12	375	337
	Tenet Healthcare Corp.	7.375%	2/1/13	380	343
	Tenet Healthcare Corp.	9.875%	7/1/14	2,285	2,262
	Tenet Healthcare Corp.	9.250%	2/1/15	315	301
	Triad Hospitals Inc.	7.000%	5/15/12	835	869
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	696
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	475
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	405	391

	Energy (9.4%)
	Chesapeake Energy Corp.	7.750%	1/15/15	105	107
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	988
	Chesapeake Energy Corp.	6.875%	1/15/16	845	823
	Chesapeake Energy Corp.	6.500%	8/15/17	1,780	1,682
	Chesapeake Energy Corp.	6.250%	1/15/18	1,645	1,538
	Encore Acquisition Co.	6.250%	4/15/14	150	134
	Encore Acquisition Co.	6.000%	7/15/15	495	437
	Exco Resources Inc.	7.250%	1/15/11	845	832
	Forest Oil Corp.	8.000%	12/15/11	640	656
	Forest Oil Corp.	7.750%	5/1/14	400	403
1	Forest Oil Corp.	7.250%	6/15/19	1,080	1,045
	Hornbeck Offshore Services	6.125%	12/1/14	845	777
	Newfield Exploration Co.	6.625%	4/15/16	660	634
1	OPTI Canada Inc.	7.875%	12/15/14	675	677
1	OPTI Canada Inc.	8.250%	12/15/14	1,865	1,893
	Peabody Energy Corp.	6.875%	3/15/13	1,135	1,124
	Peabody Energy Corp.	7.375%	11/1/16	1,655	1,688
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,354
	Petrohawk Energy Corp.	9.125%	7/15/13	605	640
1	Petroplus Finance Ltd.	6.750%	5/1/14	1,145	1,122
1	Petroplus Finance Ltd.	7.000%	5/1/17	1,250	1,213
	Pioneer Natural Resources Co.	5.875%	7/15/16	285	256
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,510	1,430
	Pioneer Natural Resources Co.	6.875%	5/1/18	530	503
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	320
	Pride International Inc.	7.375%	7/15/14	1,450	1,455
	Whiting Petroleum Corp.	7.250%	5/1/12	520	501
	Whiting Petroleum Corp.	7.250%	5/1/13	625	598
	Whiting Petroleum Corp.	7.000%	2/1/14	110	105

	Technology (3.8%)
1	Freescale Semiconductor	8.875%	12/15/14	3,650	3,495
	IKON Office Solutions	7.750%	9/15/15	885	895
	NXP BV	7.875%	10/15/14	2,815	2,773
	Sensata Technologies	8.000%	5/1/14	1,000	991
	SunGard Data Systems, Inc.	9.125%	8/15/13	1,785	1,825

	Transportation (2.7%)
	Avis Budget Car Rental	7.625%	5/15/14	1,600	1,624
2	Avis Budget Car Rental	7.860%	5/15/14	220	223
	Avis Budget Car Rental	7.750%	5/15/16	1,265	1,290
3	Continental Airlines, Inc.	9.798%	4/1/21	921	1,018
	Continental Airlines, Inc.	6.903%	4/19/22	175	173
	Hertz Corp.	8.875%	1/1/14	1,880	1,960
	Hertz Corp.	10.500%	1/1/16	890	983

11

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other (0.2%)
	UCAR Finance, Inc.	10.250%	2/15/12	540	567
					202,214
Utilities (10.1%)
	Electric (7.9%)
1	AES Corp.	8.750%	5/15/13	865	915
1	AES Corp.	9.000%	5/15/15	1,090	1,155
	Aquila Inc.	9.950%	2/1/11	1,015	1,092
	Aquila Inc.	14.875%	7/1/12	270	344
	Dynegy Inc.	8.375%	5/1/16	2,085	2,043
	Edison Mission Energy	7.500%	6/15/13	320	317
	Mirant North America LLC	7.375%	12/31/13	1,640	1,681
	Nevada Power Co.	5.875%	1/15/15	520	510
	Nevada Power Co.	6.650%	4/1/36	290	291
	NRG Energy Inc.	7.250%	2/1/14	825	827
	NRG Energy Inc.	7.375%	2/1/16	2,665	2,672
	NRG Energy Inc.	7.375%	1/15/17	1,600	1,604
	Reliant Energy, Inc.	6.750%	12/15/14	2,372	2,428
	TECO Energy, Inc.	7.200%	5/1/11	820	845
	TECO Energy, Inc.	6.750%	5/1/15	55	56
	TXU Corp.	5.550%	11/15/14	1,160	983
	TXU Corp.	6.500%	11/15/24	2,170	1,785
	TXU Corp.	6.550%	11/15/34	1,860	1,497

	Natural Gas (2.2%)
	El Paso Natural Gas Co.	7.500%	11/15/26	190	203
	Enterprise Products Operating LP	6.875%	3/1/33	450	457
	Suburban Propane Partners	6.875%	12/15/13	650	627
	Williams Cos., Inc.	8.125%	9/15/07	1,270	1,351
	Williams Cos., Inc.	7.125%	9/1/11	1,025	1,052
	Williams Cos., Inc.	7.500%	1/15/31	1,315	1,369
	Williams Partners LP	7.500%	6/15/11	450	464
	Williams Partners LP	7.250%	2/1/17	375	380
					26,948
Total Corporate Bonds (Cost $243,186)					240,405
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	Republic of Argentina	7.000%	9/12/13	3,195	2,972
	Republic of Argentina	7.000%	4/17/17	1,400	1,206
Total Sovereign Bonds (Cost $4,387)					4,178
Temporary Cash Investments (4.3%)
Repurchase Agreement (2.2%)
	Banc of America Securities, LLC
	(Dated 6/29/07, Repurchase Value
	$5,903,000, collateralized by
	Federal Home Loan Mortgage
	Corp. 5.000%, 6/1/35)	5.360%	7/2/07	5,900	5,900

				Shares
Money Market Fund (2.1%)
4	Vanguard Market Liquidity
	Fund, 5.281%—Note G			5,631,470	5,631
Total Temporary Cash Investments (Cost $11,531)					11,531
Total Investments (101.2%) (Cost $272,350)					269,103
Other Assets and Liabilities (–1.2%)
Other Assets—Note C					6,931

12

Vanguard High Yield Bond Portfolio

		Face	Market
	Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Liabilities—Note G			(10,228)
			(3,297)
Net Assets (100%)
Applicable to 32,424,736 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			265,806
Net Asset Value Per Share			$8.20

At June 30, 2007, net assets consisted of:[5]
		Amount	Per
		($000)	Share
Paid-in Capital		300,875	$9.28
Undistributed Net Investment Income		8,752.27
Accumulated Net Realized Losses		(40,574)	(1.25)
Unrealized Depreciation		(3,247)	(.10)
Net Assets		265,806	$8.20

•  See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate value of these securities was $31,584,000, representing 11.9% of net assets.

2  Adjustable-rate note.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

13

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Interest	9,693
Security Lending	29
Total Income	9,722
Expenses
Investment Advisory Fees—Note B	80
The Vanguard Group—Note C
Management and Administrative	198
Marketing and Distribution	27
Custodian Fees	4
Shareholders’ Reports	5
Total Expenses	314
Expenses Paid Indirectly—Note D	(3)
Net Expenses	311
Net Investment Income	9,411
Realized Net Gain (Loss) on
Investments Securities Sold	1,096
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(6,009)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,498

14

Vanguard High Yield Bond Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,411	17,676
Realized Net Gain (Loss)	1,096	819
Change in Unrealized Appreciation (Depreciation)	(6,009)	1,344
Net Increase (Decrease) in Net Assets Resulting from Operations	4,498	19,839
Distributions
Net Investment Income	(17,675)	(18,072)
Realized Capital Gain	—	0
Total Distributions	(17,675)	(18,072)
Capital Share Transactions—Note H
Issued	28,620	51,481
Issued in Lieu of Cash Distributions	17,675	18,072
Redeemed	(27,362)	(58,047)
Net Increase (Decrease) from Capital Share Transactions	18,933	11,506
Total Increase (Decrease)	5,756	13,273
Net Assets
Beginning of Period	260,050	246,777
End of Period[1]	265,806	260,050

1  Net Assets—End of Period includes undistributed net investment income of $8,752,000 and $17,016,000.

15

Vanguard High Yield Bond Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.63	$8.59	$9.02	$8.95	$8.21	$8.59
Investment Operations
Net Investment Income	.30	.58	.60[1]	.68	.53	.59
Net Realized and Unrealized
Gain (Loss) on Investments	(.14)	.09	(.37)	.04	.78	(.46)
Total from Investment Operations	.16	.67	.23	.72	1.31	.13
Distributions
Dividends from Net Investment Income	(.59)	(.63)	(.66)	(.65)	(.57)	(.51)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.59)	(.63)	(.66)	(.65)	(.57)	(.51)
Net Asset Value, End of Period	$8.20	$8.63	$8.59	$9.02	$8.95	$8.21

Total Return	1.83%	8.27%	2.75%	8.53%	16.87%	1.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$266	$260	$247	$275	$295	$203
Ratio of Total Expenses to
Average Net Assets	0.24%*	0.24%	0.24%	0.24%	0.29%	0.33%
Ratio of Net Investment Income to
Average Net Assets	7.16%*	7.12%	6.97%	7.22%	7.59%	8.40%
Portfolio Turnover Rate	37%*	47%	46%	57%	49%	30%

1  Calculated based on average shares outstanding.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2007, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2007, custodian fee offset arrangements reduced the portfolio’s expenses by $3,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

17

Vanguard High Yield Bond Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the portfolio had available realized losses of $41,657,000 to offset future net capital gains of $1,181,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $272,350,000. Net unrealized depreciation of investment securities for tax purposes was $3,247,000, consisting of unrealized gains of $2,775,000 on securities that had risen in value since their purchase and $6,022,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2007, the portfolio purchased $46,934,000 of investment securities and sold $44,886,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,587,000 and $1,176,000, respectively.

G. The market value of securities on loan to broker-dealers at June 30, 2007, was $5,469,000, for which the fund received cash collateral of $5,631,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	3,360	6,161
Issued in Lieu of Cash Distributions	2,148	2,228
Redeemed	(3,212)	(6,987)
Net Increase (Decrease) in Shares Outstanding	2,296	1,402

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

18

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,018.29	$1.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.20

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board approved a change in the process for the quarterly calculation of the portfolio’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the portfolio, rather than the average month-end net assets.

The board based its decisions upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised Vanguard Variable Insurance Fund High Yield Bond Portfolio since its inception in 1996.

The portfolio manager, Earl E. McEvoy, has over three decades of industry experience and is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. Wellington Management has seen a significant growth in assets in the past decade and has provided high-quality advisory services for the portfolio.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that the results provided by Wellington Management have been in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the High Yield Bond Portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset level breakpoints.

The board will consider whether to renew the advisory agreement again after a one-year period.

20

Vanguard® International Portfolio

During the first half of 2007, the International Portfolio returned 12.4%, benefiting from strength in Europe and emerging markets. Industrials and materials stocks were among the best performers. The dollar declined relative to the euro and the British pound, providing U.S.-based investors with a modest currency return on top of the market gains for the portfolio’s stocks.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Familiar themes were at work in a strong half-year performance

Many of the same themes that have characterized the International Portfolio over the past few years explained its strong showing during the six months ended June 30. First was bullishness toward emerging markets, which accounted for about 13% of portfolio assets at the end of the period. Latin American holdings were strong performers, especially Brazilian iron-ore producer Companhia Vale do Rio Doce and oil giant Petrobras, which have cashed in on the global commodities boom.

A second theme has been skepticism about the Japanese economy. On average, the portfolio has held about 17% of its assets in Japanese stocks, largely name-brand, export-driven companies such as Sony and Toyota. These companies are well-positioned to thrive even as Japan’s economy tries to shake off nearly two decades of sluggishness.

During the first half of 2007, however, just about every part of the Japanese market struggled. This weakness was not good news in itself, of course, but it did help the portfolio to outperform benchmarks, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index and the typical international fund, which tend to have more exposure to Japanese stocks.

Looking at areas of demand in emerging and developed markets

Additional themes include an emphasis on companies benefiting from the growth of a consumer class in emerging markets and on firms that stand to profit from the burgeoning demand for high-end services, such as wealth management, in the developed world.

At the end of the six-month period, consumer discretionary, consumer staples, and financials stocks accounted for about half of portfolio assets. The performance of these sectors was mixed in the period.

For more on the strategy and positioning of the International Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2007
International Portfolio	12.4%
MSCI EAFE Index	10.7
Average International Fund[1]	10.8
MSCI All Country World Index ex USA	12.6

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		International
	Portfolio	Fund
International Portfolio	0.45%	1.57%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard International Portfolio

Advisors’ Report

During the six months ended June 30, 2007, the International Portfolio returned 12.4%, outpacing the return of the MSCI EAFE Index and the average result of competing international funds. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and the effect that this environment had on the portfolio’s positioning.

Schroder Investment Management North America, Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA, Head of EAFE Equities

Schroder Investment Management Ltd.

Matthew Dobbs

Schroder Investment Management Ltd.

International equity markets performed well during the first six months of 2007, with global economic growth powered by strong emerging-market economies—China, India, and Brazil in particular. These economies continue to benefit from powerful long-term trends such as urbanization, industrialization, outsourcing, and strong consumer growth.

Europe also continued to show signs of decoupling from a decelerating U.S. economy. In general, European markets were helped by falling unemployment rates, higher consumer confidence, and the strengths of exports to emerging markets.

Looking forward, we believe that while the impact of the deterioration in the U.S. subprime lending market remains uncertain, the global economy overall appears able to continue on the path of balanced growth supported by strong liquidity. Potential headwinds include structural changes that might affect global liquidity, such as continued monetary tightening or a shift in Chinese trade surplus growth or “petrodollar” accumulation. In Europe, one of the risks is linked to the strength of the euro, and what the impact might be on corporate profitability and economic growth if the euro stays strong.

Areas in which we find particularly attractive companies include sectors linked to consumer growth, given the growing spending power of the middle class in emerging economies. (Examples would include Nestle, China Resources, Burberry, and Unibanco.) The middle classes in China and India combined are expected to total more than 900 million people by 2025. In the developed economies, demographic trends linked to the oncoming retirements of baby boomers, generally aging populations, and longer life expectancy should produce strong consumer demand in areas such as wealth management and financial products (AXA, Deutsche Bank).

2

Vanguard International Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management	50	935	Uses fundamental research to identify high-quality
North America, Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
Baillie Gifford Overseas Ltd.	49	928	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Cash Investments[1]	1	25	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

3

Vanguard International Portfolio

A second key opportunity area for our purposes is presented by businesses positioned to benefit from the continuous high level of energy prices (BG Group). High oil and gas prices, for instance, should directly support various companies, such as those in the industrials sector that are involved in energy-efficiency (Schneider Electric, Saint-Gobain). In addition, companies that are actively dealing with climate-change issues should see strong demand and, in turn, demonstrate enviable pricing power (Suez, Ebara). This category includes companies involved in renewable energies (Siemens) and crop protection (Syngenta). Finally, we are finding attractive prospects among companies linked to global outsourcing and the structural change in capital spending around the world (Cemex, Satyam Computer).

Reflecting those views, we continue to adopt a balanced approach, emphasizing in particular companies with attractive secular growth that show strong quality (in terms of management and the balance sheet), sustainable competitive advantages, and attractive valuations. Compared with the benchmark index, our portion of the portfolio continues to be overweighted in the energy, industrials, and consumer-related sectors and underweighted in technology and utilities. We continue to view emerging markets as attractive. Among developed economies, a notable source of concern is the Japanese market; prospects there do not seem competitive compared with other areas.

Baillie Gifford Overseas Ltd.

Portfolio Manager: James K. Anderson,

Chief Investment Officer and Head of Global Equities

Investment in foreign markets continued to be a fruitful activity in the first half of the year. The fundamental outlook remains very good. Global growth is being driven by demand from the emerging markets, especially China, which shows little sign of slowing. This demand is inflating the price of raw materials, which is bringing prosperity to parts of the world that have been impoverished for generations.

Some developing countries are now reaching the stage at which credit is starting to be made available to consumers, so they can buy apartments and cars without having to spend years squirreling away piles of cash. This means they have more to spend, which leads to even stronger growth. That is exactly the path that our own societies followed less than one hundred years ago.

Many of our favorite companies are benefiting from this investment boom and have order books that stretch out far into the future, with pricing power to match. They are straining to meet their customers’ demands. Indeed, it could be said that the global economy generally is struggling to keep up: It is like a steam engine whose seams are beginning to bulge.

One byproduct of this strain has been rising interest rates. The rate increases have caused problems for the most indebted borrowers and the most leveraged speculators in the developed countries. This is now the main source of risk. Our developed economies have depended for a while on rising house prices fueled by credit. Our huge financial sector is ripe for retrenchment. It would be ironic if the emerging markets proved to be the safe haven.

Our portion of the portfolio reflects these hopes and concerns: We have a heavy weighting in manufacturing businesses that serve the developing world, and very little exposure to the financial companies that have indulged consumers’ appetite for credit over the last 20 years.

Changes in the part of the portfolio that we manage tend only to follow anguished deliberation about individual businesses, but one theme has become apparent over the last six months: There has been a significant decline in our exposure to British companies as we have been finding more exciting opportunities elsewhere.

4

Vanguard International Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	146	1,145	2,084
Turnover Rate	41%[3]	—	—
Expense Ratio	0.45%[3]	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.97	0.97
Beta	1.06	0.99

Sector Diversification (% of equity portfolio)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	14%	11%	11%
Consumer Staples	9	8	7
Energy	8	9	10
Financials	23	26	26
Health Care	7	7	7
Industrials	17	12	11
Information Technology	8	9	9
Materials	7	8	9
Telecommunication Services	4	5	6
Utilities	1	5	4
Short-Term Reserves	2%	—	—

Ten Largest Holdings[4](% of total net assets)

Rio Tinto PLC	diversified metals
	and mining	2.1%
Daewoo	construction and
Shipbuilding & Marine	farm machinery
Engineering Co., Ltd.	and heavy trucks	1.9
Tesco PLC	food retail	1.9
Unicredito Italiano SpA	diversified banks	1.9
Standard Chartered PLC	diversified banks	1.8
BG Group PLC	integrated oil
	and gas	1.6
Intesa Sanpaolo SpA	diversified banks	1.5
Petroleo Brasileiro	integrated oil
Series A ADR	and gas	1.5
Atlas Copco AB–
A Shares	industrial machinery	1.4
Cie. Financiere	apparel accessories
Richemont AG	and luxury goods	1.4
Top Ten		17.0%

5

Allocation by Region

Market Diversification (% of portfolio)
	Comparative		Broad
	Portfolio[5]	Index[1]	Index[2]
Europe
United Kingdom	19%	23%	18%
France	10	10	8
Germany	8	8	7
Switzerland	7	7	5
Sweden	4	3	2
Italy	4	4	3
Netherlands	2	3	3
Denmark	2	1	1
Spain	1	4	3
Ireland	1	1	1
Greece	1	1	1
Belgium	1	1	1
Finland	0	2	1
Austria	0	1	0
Norway	0	1	1
Portugal	0	0	0
Subtotal	60%	70%	55%
Pacific
Japan	15%	21%	17%
Australia	4	6	5
Hong Kong	3	2	1
Singapore	1	1	1
Subtotal	23%	30%	24%
Emerging Markets
Brazil	4%	—	2%
South Korea	3	—	3
India	1	—	1
Taiwan	1	—	2
Mexico	1	—	1
China	1	—	2
Russia	1	—	2
Israel	1	—	0
Indonesia	0	—	0
South Africa	0	—	1
Malaysia	0	—	1
Subtotal	13%	—	15%
North America
Canada	2%	—	6%
Short-Term Reserves	2%	—	—

6

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

1  MSCI EAFE Index.

2  MSCI All Country World Index ex USA.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

5  Country percentages exclude currency contracts held by the portfolio.

7

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	28.95%	18.07%	8.30%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

8

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.7%)[1]
Australia (4.0%)
Brambles Ltd.	1,739,700	17,895
BHP Billiton Ltd.	516,800	15,442
Woodside Petroleum Ltd.	365,000	14,110
Woolworths Ltd.	573,500	13,106
James Hardie
Industries NV	1,085,000	8,007
Macquarie Bank Ltd.	98,000	7,039
		75,599
Belgium (0.5%)
KBC Bank &
Verzekerings Holding	70,000	9,434

Brazil (4.2%)
Petroleo Brasileiro
Series A ADR	258,600	27,587
Companhia Vale do
Rio Doce ADR	636,800	24,007
Banco Itau Holding
Financeira SA ADR	386,300	17,167
Unibanco-Uniao de
Bancos Brasileiros SA	931,000	10,550
		79,311
Canada (1.6%)
Suncor Energy, Inc.	154,000	13,873
Niko Resources Ltd.	114,000	10,381
Nova Chemicals Corp.	150,000	5,362
		29,616
China (1.3%)
China Unicom Ltd.	4,858,000	8,378
China Resources
Enterprise Ltd.	1,868,000	7,024
Dongfeng Motor Corp.	9,976,000	5,309
China Overseas Land &
Investment Ltd.	2,334,000	3,639
		24,350
Denmark (1.7%)
Novo Nordisk A/S B Shares	133,000	14,467
* Vestas Wind Systems A/S	151,499	9,942
Danske Bank A/S	208,000	8,506
		32,915
Finland (0.3%)

9

		Market
		Value•
	Shares	($000)
TietoEnator Oyj B Shares	148,904	4,784

France (9.7%)
Suez SA	389,000	22,238
Essilor International SA	184,550	21,981
L’Oreal SA	159,700	18,877
Groupe Danone	184,000	14,861
Total SA	182,000	14,756
AXA	291,000	12,509
Natixis	493,639	12,031
Societe Generale Class A	62,000	11,487
STMicroelectronics NV	548,000	10,561
Schneider Electric SA	73,905	10,355
PSA Peugeot Citroen	111,800	9,007
^Pernod Ricard SA	37,976	8,385
^Cie. de St. Gobain SA	69,000	7,730
Renault SA	48,000	7,699
		182,477
Germany (7.8%)
SAP AG	503,000	25,860
Siemens AG	151,000	21,729
Deutsche Bank AG	134,000	19,504
Adidas AG	251,591	15,902
Porsche AG	8,730	15,570
Celesio AG	175,000	11,372
Bayerische Motoren Werke AG	171,920	11,146
Deutsche Telekom AG	508,000	9,390
Merck KGaA	64,000	8,821
Solarworld AG	104,010	4,801
Linde AG	33,957	4,098
		148,193
Greece (0.7%)
National Bank of Greece SA	205,800	11,718
Hellenic Telecommunication Organization SA	30,050	931
		12,649
Hong Kong (2.5%)
Esprit Holdings Ltd.	1,443,700	18,343
Jardine Matheson
Holdings Ltd.	385,800	9,189
Hong Kong Exchanges &
Clearing Ltd.	624,000	8,809
CNOOC Ltd.	5,723,500	6,501
Hutchison
Telecommunications
International Ltd.	3,740,000	4,817
		47,659
India (1.4%)
Infosys Technologies Ltd.	289,200	13,687
* [2] Satyam Computer Services Ltd.Warrants Exp. 10/13/10	797,000	9,267
* [2] State Bank of India Warrants Exp. 1/28/09	83,000	3,150
		26,104
Indonesia (0.4%)
PT Indonesian Satellite Corp. Tbk	6,307,000	4,537
PT Bank Rakyat Indonesia Tbk	4,305,000	2,742
		7,279

10

		Market
		Value•
	Shares	($000)
Ireland (1.3%)
Allied Irish Banks PLC	475,700	12,995
Anglo Irish Bank Corp. PLC	586,561	12,038
		25,033
Israel (0.6%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	276,432	11,403

Italy (3.3%)
Unicredito Italiano SpA	3,951,600	35,294
Intesa Sanpaolo SpA	3,743,559	27,911
		63,205
Japan (14.1%)
Toyota Motor Corp.	313,000	19,740
Canon, Inc.	328,400	19,258
Mitsui Sumitomo Insurance Co.	1,479,000	18,975
Orix Corp.	71,000	18,715
SMC Corp.	132,500	17,612
Mitsui & Co., Ltd.	777,000	15,507
Sony Corp.	277,000	14,219
T & D Holdings, Inc.	188,000	12,696
Sumitomo Realty &Development Co.	281,000	9,151
Hoya Corp.	271,800	9,016
Japan Tobacco, Inc.	1,728	8,518
Nissan Motor Co., Ltd.	763,600	8,175
Asahi Glass Co., Ltd.	594,000	8,009
KDDI Corp.	1,071	7,934
Sumitomo Mitsui Financial Group, Inc.	847	7,896
Takashimaya Co.	605,000	7,644
Sumitomo Heavy Industries Ltd.	672,000	7,597
Yamada Denki Co., Ltd.	70,000	7,311
Square Enix Co., Ltd.	289,000	7,299
Rakuten, Inc.	21,502	7,229
Ebara Corp.	1,467,000	6,729
Honda Motor Co., Ltd.	180,000	6,536
Tokyu Corp.	831,000	5,554
Kao Corp.	174,000	4,505
THK Co., Inc.	150,000	3,756
Promise Co., Ltd.	117,000	3,610
* Jupiter Telecommunications Co., Ltd.	3,449	2,849
		266,040
Mexico (1.3%)
America Movil SA de
CV Series L ADR	212,200	13,142
* Cemex SAB de CV ADR	212,079	7,826
Wal-Mart de Mexico SA	1,077,300	4,086
		25,054

11

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Netherlands (2.2%)
Mittal Steel Co. NV	202,000	12,615
TNT NV	232,000	10,475
Heineken Holding NV	190,627	9,857
Reed Elsevier NV	476,000	9,047
		41,994
Russia (0.8%)
* OAO Gazprom ADR	346,649	14,415

Singapore (0.5%)
Singapore
Telecommunications Ltd.	4,590,650	10,210

South Korea (2.6%)
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	646,712	36,564
Samsung Fire &Marine Insurance Co.	24,600	4,736
Shinsegae Co., Ltd.	6,800	4,425
* ^LG. Philips LCD Co., Ltd.ADR	179,729	4,067
		49,792
Spain (1.4%)
Industria de Diseno Textil SA	276,500	16,274
Telefonica SA	453,000	10,081
		26,355
Sweden (4.3%)
Atlas Copco AB-A Shares	1,591,361	26,506
Sandvik AB	1,022,958	20,616
Telefonaktiebolaget LM
Ericsson AB Class B	4,009,628	15,994
Skandinaviska Enskilda
Banken AB A Shares	340,594	10,966
Svenska Handelsbanken
AB A Shares	229,577	6,420
		80,502
Switzerland (6.8%)
Cie. Financiere Richemont
AG	433,000	25,881
UBS AG	395,500	23,653
Roche Holdings AG	117,000	20,731
Nestle SA (Registered)	45,656	17,348
Novartis AG (Registered)	249,000	13,979
Syngenta AG	55,000	10,722
Geberit AG	62,840	10,707
Adecco SA (Registered)	66,455	5,141
		128,162

12

		Market
		Value•
	Shares	($000)
Taiwan (1.4%)
Hon Hai Precision
Industry Co., Ltd.	1,753,400	15,145
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,919,952	10,537
		25,682
United Kingdom (19.0%)
Rio Tinto PLC	506,000	38,711
Tesco PLC	4,258,000	35,625
Standard Chartered PLC	1,020,400	33,283
BG Group PLC	1,793,000	29,392
Royal Dutch Shell PLC Class A (Amsterdam Shares)	502,000	20,430
Rolls-Royce Group PLC	1,796,114	19,331
WPP Group PLC	1,082,000	16,183
Royal Bank of Scotland Group PLC	1,008,000	12,755
SABMiller PLC	481,000	12,178
AstraZeneca Group PLC	213,000	11,415
Meggitt PLC	1,689,000	10,378
Signet Group PLC	4,945,000	10,316
Vodafone Group PLC	2,951,000	9,888
Barclays PLC	687,000	9,558
Carnival PLC	192,115	9,182
GlaxoSmithKline PLC	344,000	8,961
Wolseley PLC	371,000	8,904
Rexam PLC	888,000	8,844
Rentokil Initial PLC	2,684,000	8,615
Experian Group Ltd.	614,859	7,738
Reckitt Benckiser PLC	138,000	7,555
Smith & Nephew PLC	602,000	7,459
Northern Rock PLC	380,000	6,575
Capita Group PLC	430,000	6,242
Smiths Group PLC	214,153	5,079
Burberry Group PLC	279,000	3,822
		358,419
Total Common Stocks
(Cost $1,377,855)		1,806,636

13

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.7%)
3	Vanguard Market
	Liquidity Fund, 5.281%	69,325,681	69,326
3	Vanguard Market
	Liquidity Fund,
	5.281%—Note G	19,833,600	19,834
			89,160

		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)
4	Federal Home Loan
	Mortgage Corp.
5	5.197%, 7/9/07	1,500	1,499
Total Temporary Cash Investments
(Cost $90,658)			90,659
Total Investments (100.5%)
(Cost $1,468,513)			1,897,295
Other Assets and Liabilities (–0.5%)
Other Assets—Note C			53,531
Liabilities—Note G			(63,215)
			(9,684)
Net Assets (100%)
Applicable to 82,671,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,887,611
Net Asset Value Per Share			$22.83

At June 30, 2007, net assets consisted of:[6]
		Amount	Per
		($000)	Share
Paid-in Capital		1,336,461	$16.16
Undistributed Net
	Investment Income	27,088.33
Accumulated Net
	Realized Gains	95,060	1.15
Unrealized Appreciation
	Investment Securities	428,782	5.19
	Futures Contracts	133	—
	Foreign Currencies and
	Forward Currency Contracts	87	—
Net Assets		1,887,611	$22.83

14

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^   Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.0% and 3.5%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate value of these securities was $12,417,000, representing 0.7% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $1,499,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

15

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends[1]	33,013
Interest[2]	1,550
Security Lending	1,024
Total Income	35,587
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,070
Performance Adjustment	94
The Vanguard Group—Note C
Management and Administrative	2,198
Marketing and Distribution	213
Custodian Fees	207
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	3,800
Expenses Paid Indirectly—Note D	(27)
Net Expenses	3,773
Net Investment Income	31,814
Realized Net Gain (Loss)
Investment Securities Sold	93,266
Futures Contracts	2,086
Foreign Currencies and
Forward Currency Contracts	(522)
Realized Net Gain (Loss)	94,830
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	75,531
Futures Contracts	(316)
Foreign Currencies and
Forward Currency Contracts	395
Change in Unrealized Appreciation
(Depreciation)	75,610
Net Increase (Decrease) in Net Assets
Resulting from Operations	202,254

16

Vanguard International Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,814	27,588
Realized Net Gain (Loss)	94,830	67,617
Change in Unrealized Appreciation (Depreciation)	75,610	190,432
Net Increase (Decrease) in Net Assets Resulting from Operations	202,254	285,637
Distributions
Net Investment Income	(30,115)	(13,850)
Realized Capital Gain[3]	(67,759)	(11,332)
Total Distributions	(97,874)	(25,182)
Capital Share Transactions—Note H
Issued	202,945	609,567
Issued in Lieu of Cash Distributions	97,874	25,182
Redeemed	(79,585)	(173,213)
Net Increase (Decrease) from Capital Share Transactions	221,234	461,536
Total Increase (Decrease)	325,614	721,991
Net Assets
Beginning of Period	1,561,997	840,006
End of Period[4]	1,887,611	1,561,997

1  Dividends are net of foreign withholding taxes of $2,600,000.

2  Interest income from an affiliated company of the portfolio was $1,532,000.

3  Includes fiscal 2007 and 2006 short-term gain distributions totaling $18,822,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4  Net Assets—End of Period includes undistributed net investment income of $27,088,000 and $25,293,000.

17

Vanguard International Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.56	$17.37	$15.15	$12.84	$9.67	$12.37
Investment Operations
Net Investment Income	.41[1]	.43[1]	.25	.23	.155	.160
Net Realized and Unrealized Gain (Loss)
on Investments	2.16	4.16	2.19	2.24	3.160	(2.175)
Total from Investment Operations	2.57	4.59	2.44	2.47	3.315	(2.015)
Distributions
Dividends from Net Investment Income	(.40)	(.22)	(.22)	(.16)	(.145)	(.280)
Distributions from Realized Capital Gains	(.90)	(.18)	—	—	—	(.405)
Total Distributions	(1.30)	(.40)	(.22)	(.16)	(.145)	(.685)
Net Asset Value, End of Period	$22.83	$21.56	$17.37	$15.15	$12.84	$9.67

Total Return	12.44%	26.75%	16.31%	19.42%	34.88%	–17.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,888	$1,562	$840	$557	$352	$210
Ratio of Total Expenses to
Average Net Assets[2]	0.45%*	0.44%	0.41%	0.41%	0.47%	0.53%
Ratio of Net Investment Income to
Average Net Assets	3.74%*	2.22%	1.94%	1.99%	1.79%	1.45%
Portfolio Turnover Rate	41%*	29%	45%	36%	62%	37%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.01%), (0.01%), 0.00%, and 0.05%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard International Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Vanguard International Portfolio

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Schroder Investment Management North America, Inc. each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $94,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $162,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2007, these arrangements reduced the portfolio’s management and administrative expenses by $15,000 and custodian fees by $12,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2007, the portfolio realized net foreign currency losses of $17,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended June 30, 2007, the portfolio realized gains on the sale of passive foreign investment companies of $113,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation through December 31, 2006, on passive foreign investment company holdings at June 30, 2007, was $2,999,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

At June 30, 2007, the cost of investment securities for tax purposes was $1,471,512,000. Net unrealized appreciation of investment securities for tax purposes was $425,783,000, consisting of unrealized gains of $451,195,000 on securities that had risen in value since their purchase and $25,412,000 in unrealized losses on securities that had fallen in value since their purchase.

20

Vanguard International Portfolio

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	506	18,026	149
Topix Index	46	6,612	(16)

At June 30, 2007, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
9/26/07	EUR	13,237	USD	17,930	250
9/19/07	JPY	818,420	USD	6,698	(153)
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency losses of $10,000 resulting from the translation of other assets and liabilities at June 30, 2007.

F. During the six months ended June 30, 2007, the portfolio purchased $498,254,000 of investment securities and sold $339,562,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at June 30, 2007, was $19,299,000, for which the portfolio received cash collateral of $19,834,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	9,192	31,860
Issued in Lieu of Cash Distributions	4,656	1,332
Redeemed	(3,620)	(9,102)
Net Increase (Decrease) in Shares Outstanding	10,228	24,090

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

21

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,124.39	$2.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.26

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Schroder Investment Management North America, Inc. (Schroder Inc.) and Baillie Gifford Overseas Ltd., as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board approved a change to the process for the quarterly calculation of the portfolio’s advisory base fee schedules with Schroder Inc. and Baillie Gifford. The calculations will now be based on the average daily net assets managed by each advisor rather than the average month-end net assets.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

Schroder Investment Management North America, Inc. Schroder Inc. is a subsidiary of Schroders plc, which was founded more than 200 years ago and has investment management experience dating back to 1926. The firm has advised the International Portfolio since its inception in 1994. The advisor continues to employ a sound process for the International Portfolio, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by a worldwide network of analysts, economists, and strategists.

Baillie Gifford Overseas Ltd. Baillie Gifford Overseas Ltd.—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford has advised the International Portfolio since 2003. The advisor continues to employ a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each investment advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to remain competitive versus its benchmark and its peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because each firm is independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the International Portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Schroder Inc. and Baillie Gifford Overseas without any need for asset-level breakpoints.

The board will consider whether to renew the advisory agreements again after a one-year period.

23

Vanguard® Mid-Cap Index Portfolio

Vanguard® Mid-Cap Index Portfolio

The Mid-Cap Index Portfolio returned 10.9% for the first half of 2007, a terrific six-month total return that closely tracked the performance of its target index. During the half-year, mid-capitalization stocks were the market leaders, outperforming both large- and small-cap issues. Please note that the returns of the portfolios in the Vanguard Variable Insurance Fund are different from the returns of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy and industrials led the way; financials floundered

Mid-cap stocks outpaced the returns of large-caps by a wide margin and bested the excellent returns of small-caps. On June 30, the six-month return of mid-caps was more than 3 percentage points above the 7.6% return of the broad U.S. stock market (as measured by the Dow Jones Wilshire 5000 Composite Index).

The energy and industrials sectors, which together account for an average of about 20% of the portfolio’s assets, provided the biggest gains. These two sectors produced nearly half of the portfolio’s return for the period. Energy stocks continued to benefit from high oil prices. Industrials climbed as economies in the developing world demanded such items as heavy equipment, construction services, and electrical components.

The portfolio’s biggest sector, financials, was the weakest performer, owing to the downturn in real estate investment trusts (REITs) during the six months. REITs, which enjoyed market-beating returns for the past several years, were rocked during the half-year by concerns that rising interest rates would mean higher borrowing costs for property owners and developers.

Consumer discretionary, the index’s second-largest sector weighting, booked a solid return for the six months, but its performance was dampened by the sharp slide in home-building stocks. Six of the portfolio’s holdings in this category posted negative returns below –20%. Materials companies recorded strong gains but accounted for only about 5% of the portfolio’s assets.

Even in strong market environments, heed the call to diversify

The first six months of 2007 were rewarding for investors, but also instructive. The stock market’s sharp, but short-lived, decline in February and the dips during June reminded investors that even an excellent stretch in the financial markets often includes a few rough patches.

As always, diversification and patience are your most powerful allies. Building a well-crafted portfolio that includes stocks (of different sizes and styles), bonds, and money market funds can help you participate in some of the gains in the financial markets while avoiding some of the pain. Then, it’s up to you to stick with your plan, regardless of what the markets throw your way. The Mid-Cap Index Portfolio can play an important role in your investment program by helping provide diversification at an extremely low cost.

Total Returns
Six Months Ended
June 30, 2007
Mid-Cap Index Portfolio	10.9%
MSCI® US Mid Cap 450 Index	11.0
Average Mid-Cap Core Fund[1]	11.4

1

Vanguard® Mid-Cap Index Portfolio

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.24%	1.83%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2

Vanguard® Mid-Cap Index Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	451	450	4,921
Median Market Cap	$7.0B	$6.9B	$32.6B
Price/Earnings Ratio	21.0x	21.0x	18.2x
Price/Book Ratio	2.9x	2.9x	2.9x
Yield	1.0%	1.2%	1.7%
Return on Equity	16.3%	16.3%	18.2%
Earnings Growth Rate	20.1%	19.7%	20.7%
Foreign Holdings	1.1%	1.1%	0.0%
Turnover Rate	34%[3]	—	—
Expense Ratio	0.24%[3]	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.89
Beta	1.00	1.24

Sector Diversification (% of portfolio)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	17%	17%	12%
Consumer Staples	4	4	8
Energy	8	8	10
Financials	20	20	21
Health Care	10	10	11
Industrials	13	13	12
Information Technology	14	14	15
Materials	6	6	4
Telecommunication
Services	2	2	3
Utilities	6	6	4

3

Vanguard® Mid-Cap Index Portfolio

Ten Largest Holdings[4] (% of total net assets)

Precision Castparts Corp.	aerospace and
	defense	0.6%
NVIDIA Corp.	semiconductors	0.5
Ameriprise Financial, Inc.	asset management
	and custody banks	0.5
Noble Corp.	oil and gas drilling	0.5
T. Rowe Price Group Inc.	asset management
	and custody banks	0.5
Archstone-Smith
Trust REIT	residential REITs	0.5
United States Steel Corp.	steel	0.5
Host Hotels &
Resorts Inc. REIT	specialized REITs	0.5
Hilton Hotels Corp.	hotels, resorts, and
	cruise lines	0.5
El Paso Corp.	oil, gas, and
	consumable fuels	0.5
Top Ten		5.1%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1  MSCI US Mid Cap 450 Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard® Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
				Since
	Inception Date	One Year	Five Years	Inception
Mid-Cap Index Portfolio	2/9/1999	20.67%	15.41%	13.55%

1  Six months ended June 30, 2007.

2  S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter. Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard® Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (17.0%)
	Hilton Hotels Corp.	126,533	4,235
	Nordstrom, Inc.	70,925	3,626
	Mattel, Inc.	135,271	3,421
	^Garmin Ltd.	40,830	3,020
	Whirlpool Corp.	26,861	2,987
*	Apollo Group, Inc. Class A	50,570	2,955
	Genuine Parts Co.	58,659	2,909
*	Office Depot, Inc.	95,232	2,885
*	Cablevision
	Systems NY Group Class A	78,518	2,842
	VF Corp.	30,800	2,821
	Newell Rubbermaid, Inc.	95,276	2,804
	Eastman Kodak Co.	98,698	2,747
	Sherwin-Williams Co.	39,400	2,619
	H & R Block, Inc.	110,914	2,592
	Harman International
	Industries, Inc.	21,406	2,500
*	Wyndham Worldwide Corp.	68,193	2,473
	Tiffany & Co.	46,544	2,470
*	IAC/InterActiveCorp	69,138	2,393
	Dollar General Corp.	107,444	2,355
*	AutoZone Inc.	17,038	2,328
	Virgin Media Inc.	95,346	2,324
*	Expedia, Inc.	76,083	2,228
*	The Goodyear Tire &
	Rubber Co.	63,876	2,220
	Abercrombie & Fitch Co.	30,390	2,218
*	Discovery Holding Co. Class A	92,165	2,119
	Darden Restaurants Inc.	47,357	2,083
	Polo Ralph Lauren Corp.	20,860	2,047
	Royal Caribbean Cruises, Ltd.	47,496	2,041
	Tim Hortons, Inc.	65,710	2,021
	Black & Decker Corp.	22,612	1,997
	D. R. Horton, Inc.	97,297	1,939

6

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	CarMax, Inc.	74,008	1,887
*	Mohawk Industries, Inc.	18,708	1,886
*	GameStop Corp. Class A	47,410	1,854
*	R.H. Donnelley Corp.	24,177	1,832
	American
	Eagle Outfitters, Inc.	69,171	1,775
	Idearc Inc.	50,166	1,772
	Lamar Advertising Co.
	Class A	27,966	1,755
*	Interpublic
	Group of Cos., Inc.	151,651	1,729
	Wynn Resorts Ltd.	19,231	1,725
	BorgWarner, Inc.	19,977	1,719
	Family Dollar Stores, Inc.	49,583	1,702
	Pulte Homes, Inc.	75,024	1,684
	Centex Corp.	41,119	1,649
	Hasbro, Inc.	51,801	1,627
	Autoliv, Inc.	27,935	1,589
	The Stanley Works	25,695	1,560
	ServiceMaster Co.	100,284	1,550
*	Dollar Tree Stores, Inc.	35,392	1,541
	PetSmart, Inc.	46,641	1,514
*	Penn National Gaming, Inc.	24,762	1,488
	Ross Stores, Inc.	48,051	1,480
	RadioShack Corp.	44,466	1,474
	Washington Post Co. Class B	1,898	1,473
	Advance Auto Parts, Inc.	36,318	1,472
*	Chico’s FAS, Inc.	60,286	1,467
	Station Casinos, Inc.	16,766	1,455
*	^Sirius Satellite Radio, Inc.	477,630	1,442
	Lennar Corp. Class A	38,972	1,425
	E.W. Scripps Co. Class A	30,439	1,391
*	O’Reilly Automotive, Inc.	37,187	1,359
	Leggett & Platt, Inc.	60,830	1,341
	Liz Claiborne, Inc.	35,315	1,317
	Brinker International, Inc.	42,090	1,232
	Wendy’s International, Inc.	32,927	1,210
*	AutoNation, Inc.	53,396	1,198
	^New York Times Co.
	Class A	46,704	1,186
	Foot Locker, Inc.	53,587	1,168
*	Toll Brothers, Inc.	45,218	1,130
*	Career Education Corp.	32,471	1,097
*	XM Satellite
	Radio Holdings, Inc.	92,270	1,086
*	NVR, Inc.	1,564	1,063
	Jones Apparel Group, Inc.	37,332	1,055
	Williams-Sonoma, Inc.	32,681	1,032
	KB Home	26,118	1,028
	Brunswick Corp.	31,124	1,016
*	Urban Outfitters, Inc.	39,661	953
	Boyd Gaming Corp.	19,362	952

7

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Gentex Corp.	46,496	916
	Circuit City Stores, Inc.	60,382	911
*	Getty Images, Inc.	18,438	882
	Tribune Co.	27,501	809
	Weight Watchers
	International, Inc.	12,283	624
	The McClatchy Co. Class A	19,114	484
*	CTC Media, Inc.	12,928	351
	Lennar Corp. Class B	4,820	169
			152,705
Consumer Staples (4.0%)
	Bunge Ltd.	41,210	3,482
	SuperValu Inc.	71,521	3,313
	The Clorox Co.	52,053	3,232
	UST, Inc.	55,232	2,966
	Coca-Cola Enterprises, Inc.	90,876	2,181
	Tyson Foods, Inc.	89,643	2,065
	Molson Coors Brewing Co.
	Class B	22,055	2,039
	Whole Foods Market, Inc.	48,366	1,852
	The Estee Lauder Cos. Inc.
	Class A	40,653	1,850
*	Energizer Holdings, Inc.	18,361	1,829
*	Constellation Brands, Inc.
	Class A	72,440	1,759
	The Pepsi Bottling Group, Inc.	46,731	1,574
	McCormick & Co., Inc.	40,224	1,536
	Dean Foods Co.	45,998	1,466
	Brown-Forman Corp. Class B	18,178	1,328
*	Smithfield Foods, Inc.	39,121	1,205
	Hormel Foods Corp.	26,029	972
*	Bare Escentuals, Inc.	18,521	632
	PepsiAmericas, Inc.	22,080	542
			35,823
Energy (7.6%)
	Noble Corp.	46,368	4,522
	El Paso Corp.	243,146	4,189
	Smith International, Inc.	68,731	4,030
	Noble Energy, Inc.	58,643	3,659
	Murphy Oil Corp.	61,107	3,632
*	Nabors Industries, Inc.	103,043	3,439
	Sunoco, Inc.	41,758	3,327
	ENSCO International, Inc.	51,850	3,163
	CONSOL Energy, Inc.	62,833	2,897
*	Ultra Petroleum Corp.	52,224	2,885
	BJ Services Co.	100,986	2,872
*	Cameron International Corp.	38,252	2,734
	Tesoro Corp.	46,904	2,681
*	Southwestern Energy Co.	57,944	2,579
	Diamond Offshore
	Drilling, Inc.	23,779	2,415
*	Grant Prideco, Inc.	44,035	2,370

8

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Pride International, Inc.	56,461	2,115
	Pioneer Natural
	Resources Co.	42,399	2,065
*	Newfield Exploration Co.	44,287	2,017
	Range Resources Corp.	50,475	1,888
*	FMC Technologies Inc.	23,388	1,853
	Arch Coal, Inc.	48,871	1,701
	Rowan Cos., Inc.	38,022	1,558
	Patterson-UTI Energy, Inc.	53,917	1,413
	Cimarex Energy Co.	28,414	1,120
	Pogo Producing Co.	20,036	1,018
*	CNX Gas Corp.	10,439	319
			68,461
Financials (20.4%)
	Ameriprise Financial, Inc.	74,024	4,706
	T. Rowe Price Group Inc.	86,709	4,499
	Archstone-Smith Trust REIT	75,203	4,445
	Host Hotels & Resorts Inc.
	REIT	186,051	4,302
	Boston Properties, Inc. REIT	40,158	4,101
	CIT Group Inc.	68,265	3,743
	Nymex Holdings Inc.	26,956	3,386
*	E*TRADE Financial Corp.	146,779	3,242
	Avalonbay Communities, Inc.
	REIT	27,097	3,221
	Ambac Financial Group, Inc.	36,352	3,169
	Unum Group	117,759	3,075
	Compass Bancshares Inc.	44,411	3,063
	Kimco Realty Corp. REIT	77,385	2,946
	MBIA, Inc.	46,431	2,889
	Zions Bancorp	36,749	2,826
	Sovereign Bancorp, Inc.	130,117	2,751
	Synovus Financial Corp.	89,509	2,748
*	CBOT Holdings, Inc. Class A	12,723	2,629
*	CB Richard Ellis Group, Inc.	69,748	2,546
	Plum Creek Timber Co. Inc.
	REIT	61,015	2,542
	American Capital
	Strategies, Ltd.	59,313	2,522
	SL Green Realty Corp. REIT	20,148	2,496
	Everest Re Group, Ltd.	22,367	2,430
	Willis Group Holdings Ltd.	54,126	2,385
	Cincinnati Financial Corp.	53,658	2,329
	Commerce Bancorp, Inc.	61,301	2,268
	Safeco Corp.	36,335	2,262
	Torchmark Corp.	33,741	2,261
	Hudson City Bancorp, Inc.	182,615	2,232
	A.G. Edwards, Inc.	25,933	2,193
	Assurant, Inc.	36,048	2,124
*	IntercontinentalExchange Inc.	14,189	2,098
	The Macerich Co. REIT	24,742	2,039
	Health Care

9

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Properties Investors REIT	68,999	1,996
	Developers Diversified
	Realty Corp. REIT	37,405	1,972
	Leucadia National Corp.	55,841	1,968
	iStar Financial Inc. REIT	43,458	1,926
	Axis Capital Holdings Ltd.	46,449	1,888
*	TD Ameritrade Holding Corp.	92,704	1,854
	W.R. Berkley Corp.	56,302	1,832
	Eaton Vance Corp.	41,269	1,823
	People’s United Financial Inc.	102,624	1,820
	Janus Capital Group Inc.	65,232	1,816
	AMB Property Corp. REIT	34,058	1,813
	White Mountains
	Insurance Group Inc.	2,965	1,797
	Huntington Bancshares Inc.	76,944	1,750
	Fidelity National Financial, Inc.
	Class A	71,475	1,694
	Nuveen Investments, Inc.
	Class A	27,097	1,684
	Apartment Investment &
	Management Co.
	Class A REIT	33,255	1,677
	First Horizon National Corp.	42,946	1,675
	Regency Centers Corp. REIT	23,730	1,673
	Duke Realty Corp. REIT	46,549	1,660
	New York
	Community Bancorp, Inc.	96,283	1,639
	MGIC Investment Corp.	28,562	1,624
	^Allied Capital Corp.	52,236	1,617
	Ventas, Inc. REIT	44,534	1,614
	Old Republic
	International Corp.	75,319	1,601
*	Markel Corp.	3,276	1,587
	PartnerRe Ltd.	19,632	1,521
	SEI Investments Co.	51,108	1,484
	Radian Group, Inc.	27,343	1,477
	Federal Realty
	Investment Trust REIT	18,964	1,465
	Popular, Inc.	91,022	1,463
	RenaissanceRe Holdings Ltd.	23,594	1,463
	First American Corp.	28,302	1,401
	Investors Financial
	Services Corp.	22,636	1,396
	Associated Banc-Corp.	41,966	1,372
	Liberty Property Trust REIT	31,181	1,370
	The PMI Group Inc.	29,894	1,335
	Hospitality Properties Trust
	REIT	32,092	1,332
	Colonial BancGroup, Inc.	52,149	1,302
	Camden Property Trust REIT	19,431	1,301
	Forest City Enterprise Class A	21,100	1,297
	HCC Insurance Holdings, Inc.	38,285	1,279

10

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Federated Investors, Inc.	32,406	1,242
	UDR, Inc. REIT	46,318	1,218
	Nationwide
	Financial Services, Inc.	18,684	1,181
	^The St. Joe Co.	24,375	1,130
	TCF Financial Corp.	40,381	1,123
*	Arch Capital Group Ltd.	15,271	1,108
	Protective Life Corp.	22,956	1,098
	Weingarten Realty Investors
	REIT	26,539	1,091
*	AmeriCredit Corp.	40,410	1,073
	City National Corp.	13,868	1,055
	Brown & Brown, Inc.	40,770	1,025
	CapitalSource Inc. REIT	39,780	978
	Erie Indemnity Co. Class A	17,818	963
	Commerce Bancshares, Inc.	20,560	931
	The First Marblehead Corp.	22,671	876
*	Nasdaq Stock Market Inc.	28,645	851
	American Financial Group, Inc.	24,558	839
	Unitrin, Inc.	16,065	790
	Astoria Financial Corp.	30,301	759
	Transatlantic Holdings, Inc.	9,108	648
	Mercury General Corp.	9,351	515
	BOK Financial Corp.	8,087	432
	Student Loan Corp.	1,388	283
			183,935
Health Care (9.7%)
*	Express Scripts Inc.	79,338	3,968
	Biomet, Inc.	80,299	3,671
*	Humana Inc.	57,295	3,490
*	Laboratory Corp. of
	America Holdings	43,177	3,379
	AmerisourceBergen Corp.	65,180	3,224
*	Coventry Health Care Inc.	54,780	3,158
	Quest Diagnostics, Inc.	56,947	2,941
	C.R. Bard, Inc.	35,403	2,925
	IMS Health, Inc.	67,161	2,158
*	Health Net Inc.	40,089	2,117
*	Hospira, Inc.	53,600	2,093
*	Waters Corp.	34,930	2,073
	Applera Corp.–
	Applied Biosystems Group	63,107	1,927
*	DaVita, Inc.	35,731	1,925
	DENTSPLY International Inc.	49,708	1,902
*	Varian Medical Systems, Inc.	44,099	1,875
*	Amylin Pharmaceuticals, Inc.	45,113	1,857
*	Intuitive Surgical, Inc.	12,816	1,778
*	Barr Pharmaceuticals Inc.	34,721	1,744
*	King Pharmaceuticals, Inc.	83,575	1,710
*	Cephalon, Inc.	20,944	1,684
	Manor Care, Inc.	25,133	1,641
*	Triad Hospitals, Inc.	30,441	1,637

11

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Henry Schein, Inc.	30,496	1,629
*	Endo Pharmaceuticals
	Holdings, Inc.	45,880	1,570
*	Sepracor Inc.	37,627	1,543
	Mylan Laboratories, Inc.	84,159	1,531
*	Covance, Inc.	21,991	1,508
	Omnicare, Inc.	41,741	1,505
*	Patterson Cos.	38,296	1,427
	Pharmaceutical Product
	Development, Inc.	36,312	1,390
*	Millipore Corp.	18,383	1,380
	Beckman Coulter, Inc.	21,171	1,369
*	Community
	Health Systems, Inc.	32,259	1,305
	Hillenbrand Industries, Inc.	20,050	1,303
	Bausch & Lomb, Inc.	18,620	1,293
*	Lincare Holdings, Inc.	31,939	1,273
*	Cerner Corp.	22,909	1,271
*	Vertex Pharmaceuticals, Inc.	43,237	1,235
*	Invitrogen Corp.	16,514	1,218
*	Charles River
	Laboratories, Inc.	23,026	1,189
*	Millennium
	Pharmaceuticals, Inc.	105,330	1,113
*	Watson Pharmaceuticals, Inc.	33,408	1,087
*	Tenet Healthcare Corp.	162,505	1,058
*	Kinetic Concepts, Inc.	18,231	947
	Health Management
	Associates Class A	83,396	947
*	ImClone Systems, Inc.	20,277	717
*	Warner Chilcott Ltd.	34,378	622
	Brookdale Senior Living Inc.	12,192	556
*	Abraxis Bioscience, Inc.	11,255	250
			87,113
Industrials (12.8%)
	Precision Castparts Corp.	47,204	5,729
	L-3 Communications
	Holdings, Inc.	42,936	4,181
	ITT Industries, Inc.	60,374	4,122
	Rockwell Collins, Inc.	57,842	4,086
	Parker Hannifin Corp.	39,849	3,902
	Rockwell Automation, Inc.	54,143	3,760
	American Standard Cos., Inc.	62,135	3,665
	Dover Corp.	70,275	3,594
	Cooper Industries, Inc.
	Class A	62,734	3,581
	Cummins Inc.	34,028	3,444
	Fluor Corp.	30,331	3,378
	R.R. Donnelley & Sons Co.	74,566	3,244
*	McDermott International, Inc.	38,024	3,160
	Expeditors International of
	Washington, Inc.	73,270	3,026

12

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	C.H. Robinson Worldwide Inc.	56,845	2,986
*	Terex Corp.	34,953	2,842
	Manpower Inc.	29,263	2,699
*	Foster Wheeler Ltd.	23,678	2,533
	Goodrich Corp.	40,930	2,438
	Joy Global Inc.	40,824	2,381
*	Jacobs Engineering Group Inc.	40,644	2,337
	W.W. Grainger, Inc.	24,561	2,285
	Avery Dennison Corp.	33,943	2,257
	Equifax, Inc.	50,641	2,249
*	AMR Corp.	82,694	2,179
	The Dun & Bradstreet Corp.	21,135	2,176
	Republic Services, Inc.
	Class A	66,637	2,042
	Robert Half International, Inc.	54,959	2,006
	Cintas Corp.	49,355	1,946
	Pall Corp.	42,055	1,934
	Fastenal Co.	44,130	1,847
	SPX Corp.	19,764	1,735
	Roper Industries Inc.	29,963	1,711
*	Monster Worldwide Inc.	40,400	1,660
	Oshkosh Truck Corp.	25,406	1,599
*	UAL Corp.	38,055	1,545
*	Allied Waste Industries, Inc.	114,430	1,540
*	KBR Inc.	57,669	1,513
	Ametek, Inc.	36,474	1,447
*	Hertz Global Holdings Inc.	49,500	1,315
	Pentair, Inc.	32,548	1,255
*	USG Corp.	25,340	1,243
*	Spirit Aerosystems
	Holdings Inc.	34,176	1,232
*	ChoicePoint Inc.	27,533	1,169
	J.B. Hunt
	Transport Services, Inc.	34,687	1,017
*	Owens Corning Inc.	26,891	904
	The Corporate
	Executive Board Co.	13,423	871
*	US Airways Group Inc.	28,203	854
*	First Solar, Inc.	9,550	853
			115,472
Information Technology (14.0%)
*	NVIDIA Corp.	116,393	4,808
	Seagate Technology	188,883	4,112
*	SanDisk Corp.	77,515	3,794
	KLA-Tencor Corp.	68,820	3,782
*	MEMC Electronic
	Materials, Inc.	61,254	3,744
*	Autodesk, Inc.	79,237	3,730
*	Cognizant Technology
	Solutions Corp.	49,047	3,683
	Fidelity National
	Information Services, Inc.	65,206	3,539

13

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Computer Sciences Corp.	59,168	3,500
*	Micron Technology, Inc.	260,144	3,260
*	NCR Corp.	61,348	3,223
*	Fiserv, Inc.	56,535	3,211
	National
	Semiconductor Corp.	109,800	3,104
	Xilinx, Inc.	114,315	3,060
	Microchip Technology, Inc.	74,381	2,755
	Altera Corp.	122,847	2,719
*	VeriSign, Inc.	83,663	2,655
*	Avaya Inc.	156,193	2,630
*	Akamai Technologies, Inc.	52,355	2,547
	Harris Corp.	46,069	2,513
*	LAM Research Corp.	48,781	2,507
*	Flextronics International Ltd.	209,043	2,258
	Amphenol Corp.	61,184	2,181
*	BMC Software, Inc.	70,145	2,125
*	Cadence Design
	Systems, Inc.	96,288	2,114
*	Citrix Systems, Inc.	62,175	2,093
*	Avnet, Inc.	50,879	2,017
*	LSI Corp.	265,994	1,998
*	McAfee Inc.	54,891	1,932
*	BEA Systems, Inc.	135,133	1,850
*	CDW Corp.	21,581	1,834
*	Affiliated Computer
	Services, Inc. Class A	31,792	1,803
*	Alliance Data Systems Corp.	23,307	1,801
*	Activision, Inc.	96,412	1,800
*	Iron Mountain, Inc.	64,872	1,695
*	Ceridian Corp.	47,880	1,676
*	Lexmark International, Inc.	33,686	1,661
*	Arrow Electronics, Inc.	42,191	1,621
*	Tellabs, Inc.	143,143	1,540
	Intersil Corp.	47,546	1,496
*	Western Digital Corp.	76,362	1,478
	Jabil Circuit, Inc.	65,779	1,452
*	DST Systems, Inc.	18,233	1,444
*	NAVTEQ Corp.	33,664	1,425
*	Red Hat, Inc.	62,838	1,400
*	salesforce.com, Inc.	31,257	1,340
*	Compuware Corp.	111,567	1,323
*	Novellus Systems, Inc.	42,517	1,206
*	Hewitt Associates, Inc.	36,186	1,158
*	Teradyne, Inc.	65,226	1,147
*	Solectron Corp.	310,879	1,144
*	Ingram Micro, Inc. Class A	52,628	1,143
*	CheckFree Corp.	25,587	1,029
	Molex, Inc.	33,700	1,011
*	JDS Uniphase Corp.	70,648	949
*	Zebra Technologies Corp.
	Class A	24,182	937

14

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	QLogic Corp.	54,664	910
	Molex, Inc. Class A	16,068	427
	Total System Services, Inc.	13,524	399
	AVX Corp.	17,724	297
			125,990
Materials (5.6%)
	United States Steel Corp.	40,781	4,435
	Vulcan Materials Co.	32,695	3,745
	Allegheny Technologies Inc.	31,203	3,273
	Lyondell Chemical Co.	77,206	2,866
	Martin Marietta Materials, Inc.	15,578	2,524
	Temple-Inland Inc.	36,126	2,223
	MeadWestvaco Corp.	62,257	2,199
*	The Mosaic Co.	52,857	2,062
*	Domtar Corp.	178,724	1,995
	Sigma-Aldrich Corp.	45,400	1,937
	Celanese Corp. Series A	48,758	1,891
	Eastman Chemical Co.	28,738	1,849
*	Owens-Illinois, Inc.	52,816	1,849
	Sealed Air Corp.	55,471	1,721
	Ball Corp.	31,908	1,697
*	Pactiv Corp.	45,743	1,459
	International Flavors &
	Fragrances, Inc.	27,779	1,448
*	Crown Holdings, Inc.	56,054	1,400
	Sonoco Products Co.	32,657	1,398
	Steel Dynamics, Inc.	31,360	1,314
	Ashland, Inc.	19,412	1,241
	Bemis Co., Inc.	36,074	1,197
*	Smurfit-Stone Container Corp.	87,349	1,163
	Florida Rock Industries, Inc.	16,927	1,143
	Albemarle Corp.	27,657	1,066
*	Titanium Metals Corp.	27,610	881
	Huntsman Corp.	34,282	833
			50,809
Telecommunication Services (2.6%)
*	NII Holdings Inc.	50,178	4,051
	Embarq Corp.	51,409	3,258
*	Crown Castle
	International Corp.	89,791	3,257
	Windstream Corp.	163,839	2,418
*	Level 3
	Communications, Inc.	381,530	2,232
	CenturyTel, Inc.	37,443	1,837
	Citizens
	Communications Co.	116,442	1,778
*	Leap Wireless
	International, Inc.	18,672	1,578
	Telephone &
	Data Systems, Inc.	21,509	1,346
	Telephone &
	Data Systems, Inc. –

15

Vanguard® Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Special Common Shares	14,085	811
*	U.S. Cellular Corp.	5,585	506
			23,072
Utilities (5.7%)
*	Mirant Corp.	87,976	3,752
*	NRG Energy, Inc.	80,038	3,327
	Questar Corp.	59,128	3,125
	DTE Energy Co.	61,201	2,951
*	Allegheny Energy, Inc.	56,856	2,942
	Xcel Energy, Inc.	140,391	2,874
*	Reliant Energy, Inc.	106,186	2,862
	KeySpan Corp.	60,380	2,535
	Equitable Resources, Inc.	39,763	1,971
	NiSource, Inc.	94,088	1,949
	Pepco Holdings, Inc.	65,848	1,857
	ONEOK, Inc.	36,024	1,816
	CenterPoint Energy Inc.	102,198	1,778
	Wisconsin Energy Corp.	40,159	1,776
*	Dynegy, Inc.	169,574	1,601
	MDU Resources Group, Inc.	56,074	1,572
	Alliant Energy Corp.	39,982	1,553
	Northeast Utilities	53,047	1,504
	SCANA Corp.	38,119	1,460
	Energy East Corp.	53,984	1,408
	Pinnacle West Capital Corp.	34,350	1,369
	Integrys Energy Group, Inc.	25,735	1,306
	TECO Energy, Inc.	71,929	1,236
	NSTAR	36,648	1,189
	DPL Inc.	38,759	1,098
			50,811
Total Common Stocks
(Cost $726,619)			894,191

16

Vanguard® Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.6%)
[2] Vanguard Market Liquidity
Fund, 5.281%—Note E	7,164,700	7,165
[2] Vanguard Market Liquidity
Fund, 5.281%	7,027,025	7,027
		14,192

	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
[3] Federal Home Loan
Mortgage Corp.
[4] 5.197%, 7/9/07	500	500
Total Temporary Cash Investments
(Cost $14,692)		14,692
Total Investments (101.1%)
(Cost $741,311)		908,883
Other Assets and Liabilities (–1.1%)
Other Assets—Note B		2,187
Liabilities—Note E		(11,795)
		(9,608)
Net Assets (100%)
Applicable to 46,313,800 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		899,275
Net Asset Value Per Share		$19.42

At June 30, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	675,914	$14.60
Undistributed Net
Investment Income	4,280.09
Accumulated Net
Realized Gains	51,499	1.11
Unrealized Appreciation
Investment Securities	167,572	3.62
Futures Contracts	10	—
Net Assets	899,275	$19.42

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 1.1%, respectively, of net assets. See Note C in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.

5  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

17

Vanguard® Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	6,030
Interest[1]	72
Security Lending	101
Total Income	6,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	61
Management and Administrative	767
Marketing and Distribution	98
Custodian Fees	57
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	995
Net Investment Income	5,208
Realized Net Gain (Loss)
Investment Securities Sold	51,443
Futures Contracts	135
Realized Net Gain (Loss)	51,578
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	30,199
Futures Contracts	30
Change in Unrealized Appreciation
(Depreciation)	30,229
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,015

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,208	10,405
Realized Net Gain (Loss)	51,578	88,052
Change in Unrealized Appreciation (Depreciation)	30,229	(5,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,015	93,257
Distributions
Net Investment Income	(10,474)	(7,729)
Realized Capital Gain[2]	(88,224)	(29,758)
Total Distributions	(98,698)	(37,487)
Capital Share Transactions—Note F
Issued	84,405	173,050
Issued in Lieu of Cash Distributions	98,698	37,487
Redeemed	(69,596)	(145,569)
Net Increase (Decrease) from Capital Share Transactions	113,507	64,968
Total Increase (Decrease)	101,824	120,738
Net Assets
Beginning of Period	797,451	676,713
End of Period[3]	899,275	797,451

1  Interest income from an affiliated company of the portfolio was $13,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $7,453,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $4,280,000 and $9,546,000.

18

Vanguard® Mid-Cap Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.85	$18.35	$16.27	$13.64	$10.60	$13.23
Investment Operations
Net Investment Income	.11	.25	.21	.16	.13	.08
Net Realized and Unrealized Gain (Loss)
on Investments	1.91	2.22	2.04	2.59	3.33	(1.85)
Total from Investment Operations	2.02	2.47	2.25	2.75	3.46	(1.77)
Distributions
Dividends from Net Investment Income	(.26)	(.20)	(.17)	(.12)	(.10)	(.11)
Distributions from Realized Capital Gains	(2.19)	(.77)	—	—	(.32)	(.75)
Total Distributions	(2.45)	(.97)	(.17)	(.12)	(.42)	(.86)
Net Asset Value, End of Period	$19.42	$19.85	$18.35	$16.27	$13.64	$10.60

Total Return	10.94%	13.75%	13.97%	20.32%	34.06%	–14.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$899	$797	$677	$524	$394	$264
Ratio of Total Expenses to
Average Net Assets	0.24%*	0.24%	0.24%	0.24%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.14%*	1.39%	1.30%	1.24%	1.17%	0.81%
Portfolio Turnover Rate	34%*	35%	21%	21%	78%[1]	24%

1  Includes activity related to a change in the portfolio’s target index.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Vanguard® Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $79,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $741,311,000. Net unrealized appreciation of investment securities for tax purposes was $167,572,000, consisting of unrealized gains of $191,849,000 on securities that had risen in value since their purchase and $24,277,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P MidCap 400 Index	35	3,165	21
S&P MidCap 400 Index	3	1,356	(11)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2007, the portfolio purchased $162,099,000 of investment securities and sold $145,532,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2007, was $6,650,000, for which the portfolio received cash collateral of $7,165,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	4,270	9,163
Issued in Lieu of Cash Distributions	5,396	1,993
Redeemed	(3,532)	(7,851)
Net Increase (Decrease) in Shares Outstanding	6,134	3,305

21

Vanguard® Mid-Cap Index Portfolio

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

22

Vanguard® Mid-Cap Index Portfolio

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,109.39	$1.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.20

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period was 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Mid-Cap Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Money Market Portfolio

Vanguard® Money Market Portfolio

The Money Market Portfolio returned 2.6% in the first six months of 2007. This was slightly better than the 2.5% return of the portfolio’s performance benchmark—the Citigroup 3-Month U.S. Treasury Bill Index—and the 2.2% average return of money market mutual funds.

The table below presents the six-month results for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the annualized yield of the Money Market Portfolio stood at 5.21%, 0.01 percentage point below its yield at the start of the year. During the period, the Federal Reserve Board kept its target for the federal funds rate unchanged, at 5.25%. As is expected, although not guaranteed, the portfolio maintained a net asset value of $1 per share.

The portfolio’s return mirrored the Fed’s steady rate policy

The portfolio’s yield remained fairly steady over the six months, as the Federal Reserve maintained its stance on short-term interest rates amid a generally improving economic outlook. As always, the portfolio, which is managed by Vanguard Fixed Income Group, maintained a strict focus on securities that meet its high credit-quality standards.

Given the efficient nature of money market mutual funds and the similarities among the securities they invest in, your portfolio’s very low costs also give it an edge versus many of its peer funds. Low expenses mean there’s no need for the advisor to dabble in marginal securities in an effort to provide highly competitive returns.

Money market funds: Valuable tools in any market climate

Over the past few years, the yields of money market funds have returned to levels that provide a return competitive with inflation, recapturing the attention of investors who had turned a cold shoulder on these investments during their low-yielding years.

Whatever the market environment, though, money market funds retain a few important advantages relative to other short-term savings and investment vehicles, such as bank savings accounts or certificates of deposit. These funds’ liquidity and attractive returns make them an appealing option for investors whose goals include short-term saving or capital preservation.

Vanguard Money Market Portfolio can offer investors looking for capital preservation, liquidity, and competitive returns an attractive combination of skilled management and extremely low costs.

Total Returns
Six Months Ended
June 30, 2007
Money Market Portfolio (SEC 7-Day Annualized Yield: 5.21%)	2.6%
Citigroup 3-Month U.S. Treasury Bill Index	2.5
Average Money Market Fund[1]	2.2

1

Vanguard® Money Market Portfolio

Annualized Expense Ratios[2]
Your portfolio compared with its peer group

		Average Money
	Portfolio	Market Fund
Money Market Portfolio	0.15%	0.91%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2

Vanguard® Money Market Portfolio

Portfolio Profile

As of June 30, 2007

Financial Attributes

Yield	5.2%
Average Weighted Maturity	64 days
Average Quality[1]	Aa1
Expense Ratio	0.15%[2]

Sector Diversification[3] (% of portfolio)

Bank Notes	6%
Finance
Commercial Paper	32
Certificates of Deposit	43
Treasury/Agency	17
Other	2

Distribution by Credit Quality[1] (% of portfolio)

Aaa	35%
Aa	64
A	1

Yield. A snapshot of a money market portfolio’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

1  Source: Moody’s Investors Service.

2  Annualized.

3  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard® Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2007, was 5.21%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	5.34%	2.77%	3.90%

1  Six months ended June 30, 2007.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

4

Vanguard® Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
U.S. Government and Agency Obligations (16.9%)
[1,2]	Federal Farm Credit Bank	5.210%	7/6/07	1,000	1,000
[1,2]	Federal Home Loan Bank	5.195%	7/24/07	5,000	4,997
[1]	Federal Home Loan Bank	5.227%	8/17/07	3,474	3,451
[1,2]	Federal Home Loan Bank	5.210%	9/17/07	20,000	19,993
[1,2]	Federal Home Loan Bank	5.200%	9/19/07	5,000	4,999
[1,2]	Federal Home Loan Bank	5.210%	9/19/07	15,000	14,995
[1,2]	Federal Home Loan Bank	5.200%	9/20/07	10,000	9,997
[1,2]	Federal Home Loan Bank	5.210%	9/22/07	7,000	6,998
[1]	Federal Home Loan
	Mortgage Corp.	5.246%	7/23/07	5,600	5,582
[1]	Federal Home Loan
	Mortgage Corp.	5.123%	8/21/07	11,953	11,870
[1]	Federal Home Loan
	Mortgage Corp.	5.213%	9/4/07	1,000	991
[1]	Federal Home Loan
	Mortgage Corp.	5.108%	9/7/07	10,000	9,908
[1,2]	Federal Home Loan
	Mortgage Corp.	5.190%	9/26/07	70,000	69,950
[1,2]	Federal Home Loan
	Mortgage Corp.	5.200%	9/30/07	25,000	24,988
[1]	Federal National Mortgage Assn.	5.125%	7/25/07	4,300	4,285
[1,2]	Federal National Mortgage Assn.	5.190%	9/26/07	13,000	12,991
[1]	Federal National Mortgage Assn.	5.227%	9/5/07	5,000	4,953
[1,2]	Federal National Mortgage Assn.	5.190%	10/9/07	50,000	49,963
Total U.S. Government and Agency Obligations (Cost $261,911)					261,911
Commercial Paper (32.9%)
Bank Holding Company (0.2%)
	State Street Corp.	5.322%	9/20/07	3,500	3,459

Finance—Automobiles (2.7%)
	DaimlerChrysler Rev. Auto
	Conduit LLC 1	5.311%	8/3/07	10,000	9,952
	DaimlerChrysler Rev. Auto
	Conduit LLC 2	5.330%	7/9/07	25,000	24,971
	DaimlerChrysler Rev. Auto
	Conduit LLC 2	5.306%	7/10/07	1,422	1,420
	Toyota Motor Credit Corp.	5.289%	8/13/07	3,000	2,981
	Toyota Motor Credit Corp.	5.302%	10/1/07	1,000	987
	Toyota Motor Credit Corp.	5.309%	10/12/07	1,600	1,576

5

Vanguard® Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)

					41,887
Finance—Other (12.0%)
	American Express Credit Corp.	5.289%	8/20/07	2,000	1,985
	American Express Credit Corp.	5.290%	9/4/07	2,000	1,981
	General Electric Capital Corp.	5.309%	9/10/07	13,250	13,113
	General Electric Capital Corp.	5.310%	9/11/07	13,250	13,111
	General Electric Capital Corp.	5.308%	10/15/07	7,000	6,893
	General Electric Capital Corp.	5.317%	11/21/07	19,000	18,609
[3]	GovCo LLC	5.297%	7/11/07	1,238	1,236
[3]	GovCo LLC	5.301%	7/12/07	1,865	1,862
[3]	GovCo LLC	5.304%	7/23/07	4,167	4,154
[3]	GovCo LLC	5.300%–
		5.305%	7/25/07	3,000	2,990
[3]	GovCo LLC	5.310%	7/30/07	1,000	996
[3]	GovCo LLC	5.311%	8/7/07	3,000	2,984
[3]	GovCo LLC	5.320%	8/21/07	2,000	1,985
[3]	GovCo LLC	5.328%	9/10/07	9,000	8,907
[3]	GovCo LLC	5.331%–
		5.333%	9/17/07	2,500	2,472
[3]	Liberty Street Funding LLC	5.297%	7/11/07	5,000	4,993
[3]	Liberty Street Funding LLC	5.310%	7/23/07	4,000	3,987
[3]	Liberty Street Funding LLC	5.309%	7/25/07	2,000	1,993
[3]	Liberty Street Funding LLC	5.308%	8/13/07	3,000	2,981
[3]	Liberty Street Funding LLC	5.338%	9/13/07	3,000	2,968
[3]	Old Line Funding, LLC	5.294%	7/6/07	2,734	2,732
[3]	Old Line Funding, LLC	5.301%	7/13/07	2,000	1,996
[3]	Old Line Funding, LLC	5.303%	7/16/07	1,000	998
[3]	Old Line Funding, LLC	5.297%	7/19/07	5,461	5,447
[3]	Old Line Funding, LLC	5.300%	7/27/07	5,000	4,981
[3]	Old Line Funding, LLC	5.308%	8/1/07	3,000	2,986
[3]	Old Line Funding, LLC	5.312%	8/9/07	1,000	994
[3]	Old Line Funding, LLC	5.307%	8/13/07	15,000	14,906
[3]	Park Avenue
	Receivable Co., LLC	5.311%	7/12/07	2,500	2,496
[3]	Park Avenue
	Receivable Co., LLC	5.313%	7/13/07	1,500	1,497
[3]	Park Avenue
	Receivable Co., LLC	5.300%	7/20/07	1,708	1,703
[3]	Park Avenue
	Receivable Co., LLC	5.321%	7/23/07	20,000	19,935
[3]	Park Avenue
	Receivable Co., LLC	5.313%	8/10/07	2,000	1,988
[3]	Variable Funding
	Capital Co., LLC	5.294%–
		5.303%	7/19/07	14,000	13,963
[3]	Variable Funding
	Capital Co., LLC	5.306%	8/6/07	3,000	2,984
[3]	Windmill Funding Corp.	5.313%	7/13/07	3,000	2,995
[3]	Windmill Funding Corp.	5.318%	7/19/07	3,000	2,992
					185,793
Foreign Finance Other (0.5%)
[3]	KFW International Finance Inc.	5.279%	8/6/07	6,000	5,969
[3]	KFW International Finance Inc.	5.307%	8/28/07	2,000	1,983
					7,952
Foreign Banks (14.1%)
	ABNAmro North America
	Finance Inc.	5.318%	11/19/07	1,687	1,653

6

Vanguard® Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
	Abbey National NA LLC	5.321%	9/14/07	8,840	8,743
[3]	Australia & New Zealand
	Banking Group, Ltd.	5.294%	8/20/07	2,500	2,482
	CBA (Delaware) Finance Inc.	5.286%–
		5.299%	7/10/07	13,000	12,983
	CBA (Delaware) Finance Inc.	5.298%	7/24/07	1,000	997
	CBA (Delaware) Finance Inc.	5.300%	8/28/07	4,000	3,966
	CBA (Delaware) Finance Inc.	5.319%	9/4/07	3,000	2,971
	CBA (Delaware) Finance Inc.	5.310%	9/6/07	2,000	1,981
	CBA (Delaware) Finance Inc.	5.317%	9/17/07	4,000	3,954
[3]	Danske Corp.	5.321%	7/10/07	5,123	5,116
[3]	Danske Corp.	5.300%	8/20/07	2,000	1,985
[3]	Danske Corp.	5.308%	10/15/07	13,000	12,802
	Dexia Delaware LLC	5.318%	7/12/07	2,100	2,097
	Dexia Delaware LLC	5.315%	7/30/07	8,800	8,763
	Dexia Delaware LLC	5.314%–
		5.332%	8/8/07	6,905	6,867
	Dexia Delaware LLC	5.321%	8/10/07	3,200	3,181
	Dexia Delaware LLC	5.301%	8/16/07	10,000	9,933
	Dexia Delaware LLC	5.316%	9/6/07	5,000	4,951
	Dexia Delaware LLC	5.240%	9/17/07	2,100	2,076
	HBOS Treasury Services PLC	5.304%	7/12/07	6,000	5,990
	HBOS Treasury Services PLC	5.339%	9/17/07	1,800	1,779
	Nordea North America Inc.	5.302%	7/13/07	500	499
	Nordea North America Inc.	5.300%–
		5.301%	7/26/07	15,800	15,743
	Nordea North America Inc.	5.297%	7/27/07	2,000	1,992
	Nordea North America Inc.	5.329%	8/3/07	1,200	1,194
	Santander Central Hispano
	Finance (Delaware) Inc.	5.295%	7/10/07	3,290	3,286
	Societe Generale N.A. Inc.	5.304%	7/24/07	1,000	997
	Svenska Handelsbanken, Inc.	5.301%	8/1/07	7,100	7,068
	Svenska Handelsbanken, Inc.	5.309%	10/17/07	2,000	1,969
	UBS Finance (Delaware), LLC	5.307%	7/6/07	1,050	1,049
	UBS Finance (Delaware), LLC	5.303%	7/19/07	5,000	4,987
	UBS Finance (Delaware), LLC	5.301%	7/25/07	2,700	2,691
	UBS Finance (Delaware), LLC	5.300%	8/1/07	2,500	2,489
	UBS Finance (Delaware), LLC	5.307%	8/2/07	1,700	1,692
	UBS Finance (Delaware), LLC	5.318%	8/3/07	4,900	4,876
	UBS Finance (Delaware), LLC	5.298%	8/10/07	2,270	2,257
	UBS Finance (Delaware), LLC	5.308%–
		5.311%	10/15/07	9,500	9,355
	UBS Finance (Delaware), LLC	5.302%	10/23/07	7,381	7,260
[3]	Westpac Banking Corp.	5.299%–
		5.309%	7/9/07	5,250	5,244
[3]	Westpac Banking Corp.	5.300%	7/26/07	1,500	1,495
[3]	Westpac Banking Corp.	5.301%	8/3/07	1,500	1,493
[3]	Westpac Banking Corp.	5.312%	8/6/07	4,000	3,979
[3]	Westpac Banking Corp.	5.341%	8/7/07	1,000	995
[3]	Westpac Banking Corp.	5.310%–
		5.319%	10/11/07	3,000	2,956
[3]	Westpac Banking Corp.	5.300%–
		5.303%	10/15/07	5,600	5,515
[3]	Westpac Banking Corp.	5.305%	11/2/07	3,000	2,947
[3]	Westpac Banking Corp.	5.310%	11/9/07	8,000	7,850
[3]	Westpac Banking Corp.	5.313%	11/13/07	11,000	10,787
					217,935
Foreign Industrial (2.9%)

7

Vanguard® Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
[3] Astrazeneca PLC	5.324%	8/22/07	4,000	3,969
[3] Astrazeneca PLC	5.325%	8/23/07	4,000	3,969
[3] Astrazeneca PLC	5.328%	8/27/07	3,000	2,975
[3] Astrazeneca PLC	5.341%	9/19/07	5,000	4,941
[3] Nestle Capital Corp.	5.290%	8/9/07	3,000	2,983
[3] Procter & Gamble
International Funding SCA	5.301%	7/31/07	5,000	4,978
[3] Procter & Gamble
International Funding SCA	5.301%	9/7/07	2,000	1,980
[3] Procter & Gamble
International Funding SCA	5.298%–
	5.306%	9/14/07	20,000	19,782
				45,577
Industrial (0.1%)
[3] International Business
Machines Corp.	5.249%	7/2/07	2,000	2,000

Insurance (0.4%)
AIG Funding Inc.	5.265%	7/2/07	4,000	3,999
Metlife Funding Inc.	5.289%	7/25/07	1,000	997
				4,996
Total Commercial Paper (Cost $509,599)				509,599
Certificates of Deposit (27.3%)
Certificates of Deposit—U.S. Banks (1.8%)
Branch Banking & Trust Co.	5.295%	9/21/07	5,000	5,000
Branch Banking & Trust Co.	5.305%	10/22/07	5,000	5,000
Branch Banking & Trust Co.	5.315%	11/19/07	5,000	5,000
Citibank, N.A.	5.300%	8/15/07	8,000	8,000
Citibank, N.A.	5.300%	8/16/07	5,000	5,000
				28,000
Yankee Certificates of Deposit—U.S. Branches (25.5%)
Abbey National Treasury Services
PLC (Stamford Branch)	5.280%	7/2/07	4,000	4,000
Abbey National Treasury Services
PLC (Stamford Branch)	5.300%	8/1/07	14,000	14,000
Abbey National Treasury Services
PLC (Stamford Branch)	5.300%	8/1/07	10,000	10,000
Abbey National Treasury Services
PLC (Stamford Branch)	5.300%	10/16/07	5,000	5,000
BNP Paribas (New York Branch)	5.195%	10/9/07	6,000	6,000
BNP Paribas (New York Branch)	5.310%	10/12/07	5,000	5,000
BNP Paribas (New York Branch)	5.290%	10/23/07	12,000	12,000
Banco Bilbao Vizcaya Argentaria
(New York Branch)	5.320%	9/20/07	10,000	10,000
Bank of Montreal
(Chicago Branch)	5.300%	8/1/07	22,000	22,000
Bank of Montreal
(Chicago Branch)	5.300%	9/14/07	6,000	6,000
Bank of Montreal
(Chicago Branch)	5.290%	11/9/07	5,000	5,000
Bank of Nova Scotia
(Portland Branch)	5.290%	7/24/07	2,000	2,000
Bank of Nova Scotia
(Portland Branch)	5.300%	8/13/07	5,000	5,000
Bank of Nova Scotia
(Portland Branch)	5.300%	8/15/07	10,000	10,000
Bank of Nova Scotia

8

Vanguard® Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
(Portland Branch)	5.300%	8/15/07	10,000	10,000
Barclays Bank PLC
(New York Branch)	5.310%	8/7/07	10,000	10,000
Barclays Bank PLC
(New York Branch)	5.315%	9/5/07	10,000	10,000
Barclays Bank PLC
(New York Branch)	5.300%	10/18/07	7,000	7,000
Credit Suisse (New York Branch)	5.305%	8/7/07	15,000	15,000
Credit Suisse (New York Branch)	5.430%	8/21/07	9,000	8,998
Credit Suisse (New York Branch)	5.300%	10/29/07	2,000	2,000
Credit Suisse (New York Branch)	5.305%	11/1/07	10,000	10,000
Deutsche Bank AG
(New York Branch)	5.270%	7/2/07	9,000	9,000
Dexia Credit Local S.A.
(New York Branch)	5.300%	8/15/07	10,000	10,000
Dexia Credit Local S.A.
(New York Branch)	5.300%	8/16/07	3,000	3,000
Fortis Bank NV–SA
(New York Branch)	5.300%	8/1/07	11,000	11,000
Fortis Bank NV–SA
(New York Branch)	5.300%	8/7/07	15,000	15,000
Fortis Bank NV–SA
(New York Branch)	5.310%	9/10/07	10,000	10,000
Fortis Bank NV–SA
(New York Branch)	5.320%	9/14/07	9,000	9,000
HBOS Treasury Services PLC
(New York Branch)	5.330%	7/19/07	1,000	1,000
HBOS Treasury Services PLC
(New York Branch)	5.320%	10/18/07	2,000	2,000
Lloyds TSB Bank PLC
(New York Branch)	5.290%	7/23/07	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	5.290%	9/4/07	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	5.300%	9/24/07	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	5.295%	10/17/07	>3,000	3,000
Rabobank Nederland
(New York Branch)	5.400%	8/28/07	1,000	1,000
Rabobank Nederland
(New York Branch)	5.300%	9/4/07	24,000	24,000
Rabobank Nederland
(New York Branch)	5.300%	9/7/07	6,000	6,000
Rabobank Nederland
(New York Branch)	5.310%	9/17/07	15,000	15,000
Royal Bank of Canada
(New York Branch)	5.300%	9/4/07	10,000	10,000
Royal Bank of Scotland PLC
(New York Branch)	5.290%	7/23/07	10,000	10,000
Royal Bank of Scotland PLC
(New York Branch)	5.310%	9/5/07	7,000	7,000
Royal Bank of Scotland PLC
(New York Branch)	5.290%	10/18/07	20,000	20,000
Svenska Handelsbanken, AB
(New York Branch)	5.300%	8/7/07	10,000	10,000
			394,998
Total Certificates of Deposit (Cost $422,998)			422,998
Eurodollar Certificates of Deposit (16.6%)

9

Vanguard® Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
ABN–AMRO Bank NV	5.300%	8/3/07	3,000	3,000
ABN–AMRO Bank NV	5.300%	8/7/07	6,000	6,000
ABN–AMRO Bank NV	5.315%	10/19/07	14,000	14,000
ABN–AMRO Bank NV	5.290%	10/22/07	5,000	5,000
Barclays Bank PLC	5.400%	9/20/07	4,000	4,000
Barclays Bank PLC	5.310%	10/12/07	5,000	5,000
Barclays Bank PLC	5.320%	10/18/07	10,000	10,000
Credit Agricole S.A.	5.310%	10/12/07	11,000	11,000
Credit Agricole S.A.	5.310%	11/13/07	11,000	11,000
Credit Agricole S.A.	5.305%	11/15/07	10,000	10,000
Credit Agricole S.A.	5.310%	11/19/07	11,000	11,000
Deutsche Bank AG	5.310%	7/5/07	10,000	10,000
Deutsche Bank AG	5.280%	9/28/07	10,000	10,000
Deutsche Bank AG	5.320%	10/17/07	10,000	10,000
Deutsche Bank AG	5.305%	11/13/07	6,000	6,000
HBOS Treasury Services PLC	5.300%	7/2/07	7,000	7,000
HBOS Treasury Services PLC	5.320%	9/7/07	10,000	10,000
HBOS Treasury Services PLC	5.320%	9/14/07	15,000	15,000
ING Bank N.V.	5.300%	7/2/07	2,000	2,000
ING Bank N.V.	5.300%	7/23/07	4,000	4,000
ING Bank N.V.	5.310%	8/6/07	9,000	9,000
ING Bank N.V.	5.320%	9/7/07	2,000	2,000
Landesbank Hessen-
Thueringen	5.315%	9/13/07	10,000	10,000
National Australia Bank	5.300%	7/2/07	5,000	5,000
National Australia Bank	5.290%	8/1/07	15,000	15,000
Royal Bank of Scotland PLC	5.295%	8/8/07	15,000	15,000
Societe Generale	5.320%	9/14/07	6,000	6,000
Societe Generale	5.310%	10/12/07	25,000	25,000
Societe Generale	5.320%	10/18/07	6,000	6,000
Total Eurodollar Certificates of Deposit (Cost $257,000)			257,000
Other Notes (6.5%)
Bank of America, N.A.	5.310%	7/6/07	6,000	6,000
Bank of America, N.A.	5.325%	8/30/07	20,000	20,000
Bank of America, N.A.	5.310%	10/12/07	5,000	5,000
Bank of America, N.A.	5.300%	11/1/07	4,000	4,000
Bank of America, N.A.	5.325%	11/19/07	16,000	16,000
Wells Fargo Bank, N.A.	5.280%	7/11/07	14,000	14,000
Wells Fargo Bank, N.A.	5.280%	7/12/07	15,000	15,000
Wells Fargo Bank, N.A.	5.280%	7/13/07	15,000	15,000
Wells Fargo Bank, N.A.	5.280%	7/16/07	5,000	5,000
Total Other Notes (Cost $100,000)			100,000
Repurchase Agreements (2.3%)
Citigroup Global Markets Inc.
(Dated 6/29/07,
Repurchase Value $14,833,000,
collateralized by Federal Home
Loan Mortgage Corp.
5.500%, 7/18/16)	5.380%	7/2/07	14,826	14,826
Goldman, Sachs & Co.
(Dated 6/29/07,
Repurchase Value $20,009,000,
collateralized by Federal Home
Loan Bank 4.875%–5.250%,
8/22/07–2/13/08)	5.300%	7/2/07	20,000	20,000
Total Repurchase Agreements (Cost $34,826)			34,826
Total Investments (102.5%) (Cost $1,586,334)			1,586,334

10

Vanguard® Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
Other Assets and Liabilities (–2.5%)
Other Assets—Note B				13,709
Payables for Investment Securities Purchased				(49,963)
Other Liabilities				(3,325)
				(39,579)
Net Assets (100%)
Applicable to 1,546,742,838 outstanding $.001 shares of
beneficial interest (unlimited authorization)				1,546,755
Net Asset Value Per Share				$1.00

11

Vanguard® Money Market Portfolio

At June 30, 2007, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	1,546,743	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	12	—
Unrealized Appreciation	—	—
Net Assets	1,546,755	$1.00

•  See Note A in Notes to Financial Statements.

*  Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  Adjustable-rate note.

3  Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.“ At June 30, 2007, the aggregate value of these securities was $251,276,000, representing 16.2% of net assets.

12

Vanguard® Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Interest	37,264
Total Income	37,264
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative	749
Marketing and Distribution	179
Custodian Fees	20
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,019
Net Investment Income	36,245
Realized Net Gain (Loss) on
Investment Securities Sold	(1)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,244

13

Vanguard® Money Market Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,245	56,703
Realized Net Gain (Loss)	(1)	(8)
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	36,244	56,695
Distributions
Net Investment Income	(36,245)	(56,703)
Realized Capital Gain	—	—
Total Distributions	(36,245)	(56,703)
Capital Share Transactions (at $1.00)
Issued	456,436	914,667
Issued in Lieu of Cash Distributions	36,245	56,703
Redeemed	(255,651)	(600,748)
Net Increase (Decrease) from Capital Share Transactions	237,030	370,622
Total Increase (Decrease)	237,029	370,614
Net Assets
Beginning of Period	1,309,726	939,112
End of Period	1,546,755	1,309,726

14

Vanguard® Money Market Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.026	.049	.031	.012	.010	.017
Net Realized and Unrealized
Gain (Loss) on Investments	—	—	—	—	—	—
Total from Investment Operations	.026	.049	.031	.012	.010	.017
Distributions
Dividends from Net Investment Income	(.026)	(.049)	(.031)	(.012)	(.010)	(.017)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.026)	(.049)	(.031)	(.012)	(.010)	(.017)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.60%	5.03%	3.17%	1.26%	1.01%	1.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,547	$1,310	$939	$840	$862	$1,053
Ratio of Total Expenses to
Average Net Assets	0.15%*	0.15%	0.15%	0.15%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	5.19%*	4.96%	3.14%	1.26%	1.01%	1.71%

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Vanguard® Money Market Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

16

Vanguard® Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,026.02	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

Vanguard® Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978.

The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment objective. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratios charged by portfolios in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board concluded that the Money Market Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

18

Vanguard® REIT Index Portfolio

Vanguard® REIT Index Portfolio

Real estate investment trusts reversed course during the first six months of 2007, turning sharply downward as rising interest rates seemed to spook investors and trigger a broad sell-off. Vanguard REIT Index Portfolio’s negative return of –6.4% was in line with the performance of its target index, but was a bit worse than the average return of its peer mutual funds.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from returns of portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Within the once-hot sector, places to hide were few

The decline of REITs during the first six months of 2007 was sudden and severe. The sector got off to a strong start, but began to slip in mid-February and continued falling through June. The poor performance was especially notable because it came during a period when the broad stock market was in the midst of a strong advance. The –6.5% return of the MSCI US REIT Index was more than 14 percentage points below the return of the broad market.

The tumble in the REIT market coincided with a rise in interest rates. This increase raised concerns that higher financing costs would pinch expansions and acquisitions. (Owners of office towers, shopping malls, warehouses, apartments, and resorts are heavy borrowers.)

As is often the case in a broad-based sell-off, some of the biggest stocks were hardest hit. Mall developer Simon Property Group, the largest publicly traded REIT in North America, returned –6.8% for the period, while shopping-center titan Kimco Realty posted a –14.7% result and Public Storage returned –20.3%.

Among REIT categories, retail REITs and specialized REITs, which account for nearly half of the portfolio’s assets, provided more than half of its negative return. Residential REITs (–5.4%) and industrial REITs (–6.8%) both declined. Owners of office space (–7.6%) also struggled during the half-year. Of the roughly 20 office REIT stocks owned by the portfolio, not one recorded a positive return.

Although the poor performance of REITs during the fiscal six months was surely jarring, the loss of altitude should not have come as a surprise to investors. REITs have enjoyed a remarkable run over the past several years. Even taking into account the negative return in the first half of 2007, the portfolio has returned more than 11% for the year ended June 30, and more than 20% (annualized) over the past three years.

A concentrated investment is a diversifier, not a foundation

For those who are looking to diversify their portfolio with shares of real estate companies, our advice is the same whether the sector is shining or struggling: Invest in moderation. Small slices of the financial markets are best used as diversifiers within an investment program, not as the foundation. The REIT Index Portfolio provides low-cost exposure to all corners of the real estate market, but it also carries the risk of concentration.

As we cautioned in our report to you six months ago, “today’s high-fliers eventually return to earth.” Whether the poor performance of REITs during the past six months was a brief detour or the start of a longer-term drop is not clear. But your decision about whether to own the portfolio—and how much to own—should be based on your investment objectives and tolerance for risk, not on predictions about the future.

1

Vanguard® REIT Index Portfolio

Total Returns
Six Months Ended
June 30, 2007
REIT Index Portfolio	–6.4%
Target REIT Composite[1]	–6.3
MSCI® US REIT Index	–6.5
Average Real Estate Fund[2]	–4.7

Annualized Expense Ratios[3]
Your portfolio compared with its peer group
		Average Real
	Portfolio	Estate Fund
REIT Index Portfolio	0.30%	1.55%

1  The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

2  Derived from data provided by Lipper Inc.

3  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2

Vanguard® REIT Index Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	102	102	4,921
Median Market Cap	$6.0B	$6.0B	$32.6B
Price/Earnings Ratio	39.3x	39.3x	18.2x
Price/Book Ratio	2.6x	2.6x	2.9x
Yield	3.9%[3]	4.2%	1.7%
Return on Equity	8.3%	8.3%	18.2%
Earnings Growth Rate	1.2%	1.2%	20.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	30%[4]	—	—
Expense Ratio	0.30%[4]	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[5]	Broad Index[2]
R-Squared	1.00	0.29
Beta	1.00	1.02

Portfolio Allocation by REIT Type

Retail	26%
Specialized	20
Residential	19
Office	16
Diversified	9
Industrial	8
Short-Term Reserves	2%

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group, Inc. REIT	6.4%
Vornado Realty Trust REIT	4.6
ProLogis REIT	4.4
Equity Residential REIT	4.1
Archstone-Smith Trust REIT	4.0
Host Hotels & Resorts Inc. REIT	3.9
Boston Properties, Inc. REIT	3.7
General Growth Properties Inc. REIT	3.6
Public Storage, Inc. REIT	3.0
Avalonbay Communities, Inc. REIT	2.9
Top Ten	40.6%

3

Vanguard® REIT Index Portfolio

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1  MSCI US REIT Index.

2  Dow Jones Wilshire 5000 Index.

3  This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4  Annualized.

5  The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

6  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard® REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
				Since
	Inception Date	One Year	Five Years	Inception
REIT Index Portfolio	2/9/1999	11.58%	17.99%	16.41%

1  Six months ended June 30, 2007.

2  The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average). Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard® REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
Shares		($000)
Real Estate Investment Trusts (97.9%)
Diversified REITs (9.0%)
Vornado Realty Trust REIT	228,725	25,123
Liberty Property Trust REIT	151,563	6,658
Crescent Real Estate, Inc.
REIT	163,622	3,672
Colonial Properties Trust REIT	73,451	2,677
Spirit Finance Corp. REIT	180,161	2,623
Washington REIT	75,388	2,563
Cousins Properties, Inc. REIT	64,716	1,877
PS Business Parks, Inc. REIT	26,840	1,701
Capital Lease Funding, Inc.
REIT	73,219	787
Investors Real Estate Trust
REIT	75,760	783
		48,464
Industrial REITs (7.6%)
ProLogis REIT	414,795	23,602
AMB Property Corp. REIT	165,744	8,821
DCT Industrial Trust Inc.	281,998	3,034
First Industrial Realty Trust
REIT	75,059	2,909
EastGroup Properties, Inc.
REIT	39,665	1,738
First Potomac REIT	40,621	946
		41,050
Office REITs (16.0%)
Boston Properties, Inc. REIT	195,779	19,995
SL Green Realty Corp. REIT	97,862	12,124
Duke Realty Corp. REIT	226,648	8,085
Mack-Cali Realty Corp. REIT	112,769	4,904
Alexandria Real
Estate Equities, Inc. REIT	49,185	4,762
Brandywine Realty Trust
REIT	140,480	4,015
Kilroy Realty Corp. REIT	54,249	3,843

6

Vanguard® REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Douglas Emmett, Inc. REIT	154,124	3,813
HRPT Properties Trust REIT	351,987	3,661
Highwood Properties, Inc.
REIT	89,206	3,345
Digital Realty Trust, Inc. REIT	81,779	3,081
Corporate Office
Properties Trust, Inc. REIT	68,271	2,800
BioMed Realty Trust, Inc.
REIT	109,789	2,758
Lexington Realty Trust REIT	109,711	2,282
American Financial
Realty Trust REIT	219,041	2,261
Maguire Properties, Inc. REIT	63,144	2,168
Franklin Street
Properties Corp. REIT	83,270	1,377
Parkway Properties Inc. REIT	26,029	1,250
		86,524
Residential REITs (19.2%)
Equity Residential REIT	489,652	22,343
Archstone-Smith Trust REIT	365,989	21,634
Avalonbay
Communities, Inc. REIT	131,740	15,661
Apartment Investment &
Management Co.
Class A REIT	161,711	8,154
Camden Property Trust REIT	94,580	6,334
UDR, Inc. REIT	225,700	5,936
BRE Properties Inc.
Class A REIT	84,709	5,022
Essex Property Trust, Inc.
REIT	41,927	4,876
Post Properties, Inc. REIT	73,040	3,808
Home Properties, Inc. REIT	55,198	2,866
Mid-America Apartment
Communities, Inc. REIT	39,034	2,049
Equity Lifestyle
Properties, Inc. REIT	37,883	1,977
American Campus
Communities, Inc. REIT	38,491	1,089
Sun Communities, Inc. REIT	28,994	863
GMH Communities Trust REIT	66,695	646
Education Realty Trust, Inc.
REIT	44,941	631
		103,889
Retail REITs (25.9%)
Simon Property Group, Inc.
REIT	370,924	34,511
General Growth
Properties Inc. REIT	364,385	19,294
Kimco Realty Corp. REIT	376,851	14,347
The Macerich Co. REIT	120,354	9,920
Developers Diversified

7

Vanguard® REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Realty Corp. REIT	182,543	9,622
Regency Centers Corp. REIT	115,509	8,143
Federal Realty
Investment Trust REIT	92,608	7,155
Weingarten Realty Investors
REIT	129,135	5,307
Taubman Co. REIT	88,637	4,397
Realty Income Corp. REIT	167,383	4,216
CBL & Associates
Properties, Inc. REIT	103,993	3,749
Pennsylvania REIT	61,887	2,743
National Retail Properties
REIT	109,646	2,397
Tanger Factory
Outlet Centers, Inc. REIT	52,143	1,953
Inland Real Estate Corp. REIT	108,304	1,839
Equity One, Inc. REIT	61,496	1,571
Glimcher Realty Trust REIT	61,669	1,542
* Alexander’s, Inc. REIT	3,367	1,361
Acadia Realty Trust REIT	50,610	1,313
Cedar Shopping Centers, Inc.
REIT	72,493	1,040
Ramco-Gershenson
Properties Trust REIT	27,840	1,000
Kite Realty Group Trust REIT	48,324	919
Saul Centers, Inc. REIT	17,463	792
Getty Realty Holding Corp.
REIT	29,134	766
Urstadt Biddle Properties
Class A REIT	31,757	540
		140,437
Specialized REITs (20.2%)
Host Hotels & Resorts Inc.
REIT	904,706	20,917
Public Storage, Inc. REIT	213,949	16,436
Health Care
Properties Investors REIT	336,473	9,734
Ventas, Inc. REIT	217,455	7,883
Hospitality Properties Trust
REIT	156,008	6,473
Health Care Inc. REIT	131,925	5,325
Nationwide
Health Properties, Inc. REIT	141,627	3,852
LaSalle Hotel Properties REIT	67,110	2,914
Senior Housing
Properties Trust REIT	140,120	2,851
Strategic Hotels and
Resorts, Inc. REIT	126,401	2,843
DiamondRock Hospitality Co.
REIT	147,463	2,814
Sunstone Hotel
Investors, Inc. REIT	96,718	2,746

8

Vanguard® REIT Index Portfolio

		Market
		Value•
	Shares	($000)
FelCor Lodging Trust, Inc.
REIT	98,746	2,570
Entertainment
Properties Trust REIT	44,353	2,385
Healthcare Realty Trust Inc.
REIT	80,076	2,225
Ashford Hospitality Trust
REIT	185,043	2,176
Equity Inns, Inc. REIT	91,887	2,058
Highland Hospitality Corp.
REIT	102,802	1,974
Omega Healthcare
Investors, Inc. REIT	111,329	1,762
Extra Space Storage Inc.
REIT	102,129	1,685
Sovran Self Storage, Inc.
REIT	33,771	1,626
Innkeepers USA Trust REIT	75,972	1,347
U-Store-It Trust REIT	81,872	1,342
National Health Investors
REIT	39,622	1,257
Medical Properties Trust Inc.
REIT	82,690	1,094
LTC Properties, Inc. REIT	31,606	719
Universal Health
Realty Income REIT	18,832	627
	109,635
Total Real Estate Investment Trusts
(Cost $457,250)	529,999
Temporary Cash Investment (1.8%)
1 Vanguard Market
Liquidity Fund, 5.281%
(Cost $9,785)	9,784,864	9,785
Total Investments (99.7%)
(Cost $467,035)	539,784
Other Assets and Liabilities (0.3%)
Other Assets—Note B	4,743
Liabilities	(2,939)
	1,804
Net Assets (100%)
Applicable to 25,505,677 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	541,588
Net Asset Value Per Share	$21.23

9

Vanguard® REIT Index Portfolio

At June 30, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	381,663	$14.97
Undistributed Net
Investment Income	7,216.28
Accumulated Net
Realized Gains	79,960	3.13
Unrealized Appreciation	72,749	2.85
Net Assets	541,588	$21.23

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

10

Vanguard® REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	8,761
Interest[1]	317
Security Lending	3
Total Income	9,081
Expenses
The Vanguard Group—Note B
Investment Advisory Services	58
Management and Administrative	798
Marketing and Distribution	77
Custodian Fees	22
Shareholders’ Reports	9
Trustees’ Fees and Expenses	—
Total Expenses	964
Net Investment Income	8,117
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,549
Investment Securities Sold	77,364
Realized Net Gain (Loss)	79,913
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(126,421)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(38,391)

11

Vanguard® REIT Index Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,117	11,666
Realized Net Gain (Loss)	79,913	49,218
Change in Unrealized Appreciation (Depreciation)	(126,421)	100,008
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,391)	160,892
Distributions
Net Investment Income	(11,971)	(11,079)
Realized Capital Gain[2]	(48,925)	(35,082)
Total Distributions	(60,896)	(46,161)
Capital Share Transactions—Note E
Issued	66,255	126,638
Issued in Lieu of Cash Distributions	60,896	46,161
Redeemed	(130,980)	(96,147)
Net Increase (Decrease) from Capital Share Transactions	(3,829)	76,652
Total Increase (Decrease)	(103,116)	191,383
Net Assets
Beginning of Period	644,704	453,321
End of Period[3]	541,588	644,704

1  Interest income from an affiliated company of the portfolio was $317,000.

2  Includes fiscal 2007 and 2006 short-term gain distributions totaling $1,301,000 and $692,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $7,216,000 and $11,070,000.

12

Vanguard® REIT Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.98	$20.26	$20.09	$16.09	$12.84	$13.03
Investment Operations
Net Investment Income	.31	.44	.50	.536	.490	.38
Net Realized and Unrealized Gain (Loss)
on Investments	(1.72)	6.28	1.53	4.229	3.755	.10
Total from Investment Operations	(1.41)	6.72	2.03	4.765	4.245	.48
Distributions
Dividends from Net Investment Income	(.46)	(.48)	(.58)	(.460)	(.560)	(.50)
Distributions from Realized Capital Gains	(1.88)	(1.52)	(1.28)	(.305)	(.435)	(.17)
Total Distributions	(2.34)	(2.00)	(1.86)	(.765)	(.995)	(.67)
Net Asset Value, End of Period	$21.23	$24.98	$20.26	$20.09	$16.09	$12.84

Total Return	–6.42%	34.93%	11.83%	30.51%	35.48%	3.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$542	$645	$453	$412	$297	$180
Ratio of Total Expenses to
Average Net Assets	0.30%*	0.31%	0.31%	0.31%	0.36%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.49%*	2.14%	2.61%	3.52%	3.97%	4.93%
Portfolio Turnover Rate	30%*	19%	21%	24%	12%	20%

* Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

13

Vanguard® REIT Index Portfolio

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $467,035,000. Net unrealized appreciation of investment securities for tax purposes was $72,749,000, consisting of unrealized gains of $79,416,000 on securities that had risen in value since their purchase and $6,667,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended June 30, 2007, the portfolio purchased $117,606,000 of investment securities and sold $171,811,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

14

Vanguard® REIT Index Portfolio

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	2,611	5,692
Issued in Lieu of Cash Distributions	2,632	2,177
Redeemed	(5,545)	(4,438)
Net Increase (Decrease) in Shares Outstanding	(302)	3,431

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

15

Vanguard® REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

16

Vanguard® REIT Index Portfolio

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$935.82	$1.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.51

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period was 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

Vanguard® REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the REIT Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

18

Vanguard® Short-Term Investment-Grade Portfolio

Vanguard® Short-Term Investment-Grade Portfolio

The Short-Term Investment-Grade Portfolio posted a 2.0% return for the first half of 2007. This result outpaced the 1.9% return of the portfolio’s benchmark index and the 1.7% average return of its peer group.

The table below shows the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Short-term bond yields moved somewhat higher, particularly toward the end of the period. As of June 30, the portfolio’s annualized yield stood at 5.25%, which was 0.24 percentage point higher than at the start of the year.

Rising rates presented challenges for the portfolio

Lingering inflationary pressures, turmoil in the subprime mortgage market, and a revision in the market’s earlier expectation that the Federal Reserve Board would begin to cut interest rates combined to spur doubts within the bond market over the past six months. As a result, bond prices fell and yields rose. (Interest rates and bond prices move in opposite directions.)

In this challenging environment, the Short-Term Investment-Grade Portfolio produced a result superior to both the average return of its peers and the return of its benchmark. Although the portfolio’s share price declined, its income offset this loss, lifting its six-month total return into positive territory. Throughout the period, the advisor—Vanguard Fixed Income Group—maintained its longstanding commitment to higher-quality securities, reasoning that there was little to gain by investing in riskier, lower-quality bonds, given the very narrow spread between yields of high- and lower-quality securities of similar maturities.

Your portfolio’s low costs also played a vital role in enhancing the returns produced by the skilled advisory team. Because your portfolio’s expenses historically have been far below those of its peers, it is able to pass along a larger share of its returns to you.

Bonds are a useful asset in any market environment

Bonds can serve as a valuable component of a long-term, balanced portfolio in any market environment, even though their returns may sometimes be low, as they were recently. Part of the reason is that bonds provide income that can offset some of the volatility seen in the equity markets. So if an investor has a portfolio dominated by stocks, adding a bond component may help smooth out the inevitable bumps in the road. Bonds also offer the potential for higher returns than those produced by money market investments.

For those seeking the benefits of investing in bonds, a conservative, low-cost portfolio such as the Short-Term Investment-Grade Portfolio offers an opportunity to gain exposure to an important segment of the U.S. bond market.

Vanguard® Short-Term Investment-Grade Portfolio

Total Returns
Six Months Ended
June 30, 2007
Short-Term Investment-Grade Portfolio	2.0%
Lehman 1–5 Year U.S. Credit Index	1.9
Average 1–5 Year Investment Grade Debt Fund[1]	1.7
Lehman U.S. Aggregate Bond Index	1.0

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average 1–5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.94%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Vanguard® Short-Term Investment-Grade Portfolio

Portfolio Profile

As of June 30, 2007

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	648	1,145	8,899
Yield	5.3%	—	—
Yield to Maturity	5.5%[3]	5.6%	5.7%
Average Coupon	5.3%	5.8%	5.4%
Average
Effective Maturity	3.2 years	3.2 years	7.3 years
Average Quality[4]	Aa2		Aa1
Average Duration	2.3 years	2.8 years	4.7 years
Expense Ratio	0.15%[5]	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.82
Beta	0.68	0.39

Distribution by Maturity (% of portfolio)

Under 1 Year	19%
1–3 Years	53
3–5 Years	21
Over 5 Years	7

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	18%
Finance	32
Foreign Government	1
Government Mortgage-Backed	4
Industrial	17
Treasury/Agency	24
Utilities	4

Distribution by Credit Quality[4] (% of portfolio)

Aaa	49%
Aa	20
A	18
Baa	12
Ba	1

Vanguard® Short-Term Investment-Grade Portfolio

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1  Lehman 1–5 Year U.S. Credit Index.

2  Lehman U.S. Aggregate Bond Index.

3  Before expenses.

4  Source: Moody’s Investors Service.

5  Annualized.

6  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard® Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	5.67%	3.77%	0.43%	4.23%	4.66%

1  Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard® Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (13.2%)
U.S. Government Securities (8.6%)
U.S. Treasury Note	3.500%	12/15/09	2,025	1,961
U.S. Treasury Note	3.500%	2/15/10	10,600	10,239
U.S. Treasury Note	4.000%	4/15/10	5,200	5,080
U.S. Treasury Note	4.500%	5/15/10	2,000	1,979
U.S. Treasury Note	3.875%	7/15/10	2,600	2,527
U.S. Treasury Note	3.875%	9/15/10	4,100	3,977
U.S. Treasury Note	4.250%	10/15/10	6,300	6,179
U.S. Treasury Note	4.500%	2/28/11	1,300	1,282
U.S. Treasury Note	4.625%	12/31/11	2,600	2,568
U.S. Treasury Note	4.500%	4/30/12	380	373
				36,165
Mortgage-Backed Securities (4.6%)
Conventional Mortgage-Backed Securities (1.2%)
[1,2] Federal Home Loan
Mortgage Corp.	6.000%	4/1/17	259	260
[1,2] Federal National
Mortgage Assn.	6.000%	12/1/16	302	303
[1,2] Federal National
Mortgage Assn.	6.500%	9/1/16	228	231
[1,2] Federal National
Mortgage Assn.	6.500%	9/1/16	105	107
[1,2] Federal National
Mortgage Assn.	7.000%	4/1/13	77	78
[1,2] Federal National
Mortgage Assn.	4.500%	7/1/22	1,350	1,281
[1,2] Federal National
Mortgage Assn.	5.000%	7/1/22	1,350	1,304
[1,2] Federal National
Mortgage Assn.	5.500%	7/1/22	1,350	1,329

Nonconventional Mortgage-Backed Securities (3.4%)
[1,2] Federal Home Loan

Vanguard® Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mortgage Corp.	3.713%	8/1/33	170	167
[1,2] Federal Home Loan
Mortgage Corp.	3.857%	8/1/33	229	226
[1,2] Federal Home Loan
Mortgage Corp.	3.872%	7/1/33	1,001	985
[1,2] Federal Home Loan
Mortgage Corp.	3.920%	6/1/33	844	834
[1,2] Federal Home Loan
Mortgage Corp.	4.059%	5/1/33	164	162
[1,2] Federal Home Loan
Mortgage Corp.	4.084%	6/1/33	278	275
[1,2] Federal Home Loan
Mortgage Corp.	4.118%	5/1/33	357	353
[1,2] Federal Home Loan
Mortgage Corp.	4.198%	2/1/33	267	267
[1,2] Federal Home Loan
Mortgage Corp.	4.295%	1/1/33	206	206
[1,2] Federal Home Loan
Mortgage Corp.	4.642%	9/1/32	233	234
[1,2] Federal Home Loan
Mortgage Corp.	4.658%	10/1/32	175	176
[1,2] Federal Home Loan
Mortgage Corp.	4.710%	8/1/32	114	115
[1,2] Federal Home Loan
Mortgage Corp.	4.747%	9/1/32	105	106
[1,2] Federal Home Loan
Mortgage Corp.	4.852%	9/1/32	204	205
[1,2] Federal Home Loan
Mortgage Corp.	5.000%	5/15/18	500	499
[1,2] Federal Home Loan
Mortgage Corp.	5.000%	7/15/24	400	397
[1,2] Federal National Mortgage Assn.	3.000%	8/25/32	48	48
[1,2] Federal National Mortgage Assn.	3.407%	8/1/33	236	233
[1,2] Federal National Mortgage Assn.	3.449%	8/1/33	230	227
[1,2] Federal National Mortgage Assn.	3.623%	8/1/33	234	231
[1,2] Federal National Mortgage Assn.	3.696%	8/1/33	411	406
[1,2] Federal National Mortgage Assn.	3.707%	8/1/33	83	82
[1,2] Federal National Mortgage Assn.	3.712%	7/1/33	340	336
[1,2] Federal National Mortgage Assn.	3.715%	9/1/33	513	506
[1,2] Federal National Mortgage Assn.	3.723%	6/1/33	458	453
[1,2] Federal National Mortgage Assn.	3.751%	10/1/33	250	247
[1,2] Federal National Mortgage Assn.	3.784%	9/1/33	1,018	1,005
[1,2] Federal National Mortgage Assn.	3.808%	8/1/33	484	478
[1,2] Federal National Mortgage Assn.	3.821%	7/1/33	521	511

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	3.950%	4/1/33	641	639
[1,2]	Federal National Mortgage Assn.	3.964%	5/1/33	627	622
[1,2]	Federal National Mortgage Assn.	4.004%	5/1/33	116	116
[1,2]	Federal National Mortgage Assn.	4.024%	4/1/33	190	191
[1,2]	Federal National Mortgage Assn.	4.054%	5/1/33	412	411
[1,2]	Federal National Mortgage Assn.	4.131%	5/1/33	929	921
[1,2]	Federal National Mortgage Assn.	4.197%	7/1/33	1,168	1,158
[1,2]	Federal National Mortgage Assn.	4.390%	12/1/32	103	104
[1,2]	Federal National Mortgage Assn.	4.842%	9/1/32	132	134
[1,2]	Federal National Mortgage Assn.	4.919%	9/1/32	51	52
[1,2]	Federal National Mortgage Assn.	5.410%	7/1/32	74	75
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27	239	239
					19,525
Total U.S. Government and Agency Obligations (Cost $56,112)					55,690
Corporate Bonds (83.8%)
Asset-Backed/Commercial Mortgage-Backed Securities (22.4%)
[2,4]	American Express Credit
	Account Master Trust	5.770%	11/15/10	1,800	1,806
[2,4]	American Express Credit
	Account Master Trust	5.410%	3/15/12	370	371
[2,4]	American Express Credit
	Account Master Trust	5.350%	12/15/13	500	500
[2,4]	American Express
	Issuance Trust	5.350%	8/15/11	500	501
[2,3]	ARG Funding Corp.	4.020%	4/20/09	620	614
[2,3]	BA Covered Bond Issuer	5.500%	6/14/12	800	803
[2]	Banc of America
	Commercial Mortgage, Inc.	5.334%	9/10/45	330	328
[2]	Banc of America Funding Corp.	5.609%	9/20/46	1,757	1,748
[2]	Banc of America
	Mortgage Securities	4.879%	9/25/32	48	47
[2]	Banc of America
	Mortgage Securities	4.183%	5/25/33	235	233
[2]	Banc of America
	Mortgage Securities	3.552%	2/25/34	280	274
[2]	Banc of America
	Securities Auto Trust	5.180%	6/18/10	1,000	998
[2,4]	Bank of America
	Credit Card Trust	5.340%	6/17/13	400	400
[2]	Bay View Auto Trust	3.860%	3/25/10	118	118
[2]	Bear Stearns Adjustable
	Rate Mortgage Trust	5.817%	10/25/36	1,768	1,771
[2]	Bear Stearns Adjustable
	Rate Mortgage Trust	5.507%	5/25/47	1,510	1,479
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.478%	10/12/41	1,100	1,094

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.254%	7/11/42	260	252
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.330%	1/12/45	250	247
[2,3,4]	BMW Floorplan
	Master Owner Trust	5.320%	9/17/11	2,500	2,499
[2]	Capital Auto Receivables
	Asset Trust	2.640%	11/17/08	283	282
[2]	Capital Auto Receivables
	Asset Trust	4.980%	5/15/11	450	448
[2]	Capital One Auto Finance Trust	5.250%	8/15/11	800	799
[2,4]	Capital One Master Trust	5.830%	10/15/10	575	575
[2]	Capital One Multi-Asset
	Execution Trust	4.150%	7/16/12	880	858
[2,4]	Capital One Multi-Asset
	Execution Trust	5.320%	2/15/13	550	550
[2]	Capital One Prime
	Auto Receivables Trust	4.320%	8/15/09	253	253
[2]	Capital One Prime
	Auto Receivables Trust	4.990%	9/15/10	900	898
[2]	CarMax Auto Owner Trust	4.130%	5/15/09	212	211
[2]	CarMax Auto Owner Trust	4.210%	1/15/10	265	264
[2,4]	Chase Credit Card Master Trust	5.430%	7/15/10	1,700	1,702
[2,4]	Chase Issuance Trust	5.360%	10/15/12	600	600
[2]	Chase Manhattan
	Auto Owner Trust	3.870%	6/15/09	411	408
[2]	Chase Manhattan
	Auto Owner Trust	5.340%	7/15/10	1,400	1,400
[2]	Chase Manhattan
	Auto Owner Trust	3.980%	4/15/11	400	394
[2]	CIT Equipment Collateral	4.420%	5/20/09	452	450
[2]	Citibank Credit Card
	Issuance Trust	4.850%	2/10/11	900	894
[2]	Citibank Credit Card
	Issuance Trust	5.150%	3/7/11	825	822
[2]	Citibank Credit Card
	Issuance Trust	5.500%	6/22/12	1,100	1,103
[2]	Citibank Credit Card
	Issuance Trust	4.750%	10/22/12	1,000	983
[2]	Citigroup Mortgage
	Loan Trust, Inc.	4.665%	3/25/34	231	228
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage	5.205%	12/11/49	1,000	983
[2]	CNH Equipment Trust	5.200%	8/16/10	600	598
[2,4]	CNH Wholesale
	Master Note Trust	5.430%	6/15/11	550	551
[2,4]	CNH Wholesale
	Master Note Trust	5.380%	7/15/12	650	651
[2]	Countrywide Home Loans	4.047%	5/25/33	216	213
[2]	Countrywide Home Loans	3.458%	11/19/33	389	384
[2]	Countrywide Home Loans	5.362%	3/20/36	855	850
[2]	Countrywide Home Loans	5.470%	2/25/47	1,034	1,025
[2]	Credit Suisse Mortgage
	Capital Certificates	5.512%	2/15/39	300	299
[2]	Credit Suisse Mortgage
	Capital Certificates	5.723%	6/15/39	825	825

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	DaimlerChrysler Auto Trust	5.330%	8/8/10	740	740
[2]	DaimlerChrysler Auto Trust	4.980%	2/8/11	800	796
[2,4]	DaimlerChrysler
	Master Owner Trust	5.350%	11/15/11	500	500
[2,4]	Discover Card Master Trust I	5.350%	4/16/10	800	800
[2,4]	Discover Card Master Trust I	5.330%	9/16/10	1,000	1,001
[2]	First Horizon Mortgage
	Pass-Through Trust	5.692%	11/25/36	763	759
[2]	First Horizon Mortgage
	Pass-Through Trust	5.507%	1/25/37	1,834	1,823
[2]	First Union National Bank–
	Bank of America, N.A.
	Commercial Mortgage Trust	6.136%	3/15/33	125	127
[2,4]	Fleet Home Equity Loan Trust	5.570%	1/20/33	209	209
[2]	Ford Credit Auto Owner Trust	3.480%	11/15/08	195	195
[2]	Ford Credit Auto Owner Trust	4.170%	1/15/09	126	126
[2]	Ford Credit Auto Owner Trust	4.300%	8/15/09	167	166
[2]	Ford Credit Auto Owner Trust	5.160%	11/15/10	500	499
[2]	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	450	438
[2,4]	GE Capital Credit Card
	Master Note Trust	5.360%	9/15/10	1,000	1,000
[2,4]	GE Capital Credit Card
	Master Note Trust	5.360%	3/15/13	400	401
[2]	GMAC Mortgage Corp.
	Loan Trust	5.295%	11/19/35	307	302
[2,4]	Gracechurch Card Funding PLC	5.340%	11/16/09	600	600
[2,4]	Gracechurch Card Funding PLC	5.330%	9/15/10	800	801
[2,4]	Granite Master Issuer PLC	5.376%	12/17/54	200	200
[2,4]	Granite Master Issuer PLC	5.430%	12/20/54	600	600
[2]	Harley-Davidson
	Motorcycle Trust	2.630%	11/15/10	228	224
[2]	Harley-Davidson
	Motorcycle Trust	2.070%	2/15/11	315	310
[2]	Harley-Davidson
	Motorcycle Trust	5.240%	1/15/12	200	200
[2]	Harley-Davidson
	Motorcycle Trust	3.560%	2/15/12	507	498
[2]	Harley-Davidson
	Motorcycle Trust	5.220%	3/15/12	700	699
[2]	Harley-Davidson
	Motorcycle Trust	5.100%	5/15/12	550	548
[2]	Harley-Davidson
	Motorcycle Trust	5.040%	10/15/12	650	647
[2]	Honda Auto Receivables
	Owner Trust	4.610%	8/17/09	301	299
[2]	Honda Auto Receivables
	Owner Trust	5.100%	3/18/11	1,300	1,297
[2]	Honda Auto Receivables
	Owner Trust	5.460%	5/23/11	600	602
[2]	Hyundai Auto Receivables Trust	5.110%	4/15/11	1,000	997
[2]	John Deere Owner Trust	3.980%	6/15/09	153	152

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	John Deere Owner Trust	5.040%	7/15/11	800	795
[2]	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	147	150
[2]	JPMorgan Chase Commercial
	Mortgage Securities	4.625%	3/15/46	500	490
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.298%	5/15/47	400	394
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.992%	6/15/49	600	603
[2]	JPMorgan Mortgage Trust	5.301%	7/25/35	2,004	1,980
[2,3,4]	Kildare Securities Ltd.	5.420%	12/10/43	1,300	1,300
[2]	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	794
[2]	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	495
[2]	Master Adjustable Rate
	Mortgages Trust	3.808%	4/25/34	308	300
[2]	MBNA Credit Card
	Master Note Trust	4.200%	9/15/10	2,500	2,479
[2]	Merrill Auto Trust Securitization	4.100%	8/25/09	487	485
[2]	Merrill Lynch Mortgage
	Investors, Inc.	4.210%	2/25/33	364	363
[2]	Merrill Lynch Mortgage
	Investors, Inc.	4.610%	7/25/33	177	176
[2]	Merrill Lynch Mortgage
	Investors, Inc.	4.568%	2/25/34	169	166
[2]	Merrill Lynch Mortgage
	Investors, Inc.	5.501%	5/25/36	1,101	1,096
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	493
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	250
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	394
[2]	Morgan Stanley Capital I	5.374%	3/12/44	570	565
[2,4]	Morgan Stanley Dean Witter
	Credit Card Home Equity
	Line of Credit Trust	5.590%	11/25/15	99	98
[2]	Morgan Stanley Mortgage
	Loan Trust	4.079%	2/25/34	352	347
[2]	Morgan Stanley Mortgage
	Loan Trust	5.426%	6/25/36	918	910
[2,4]	National City Credit Card
	Master Trust	5.370%	8/15/12	1,200	1,204
[2,4]	National City Credit Card
	Master Trust	5.370%	3/17/14	575	577
[2]	Nissan Auto Receivables
	Owner Trust	3.990%	7/15/09	562	558
[2]	Nissan Auto Receivables
	Owner Trust	4.190%	7/15/09	231	229

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Nissan Auto Receivables
	Owner Trust	4.740%	9/15/09	700	697
[2,4]	Nissan Auto Receivables
	Owner Trust	5.350%	7/15/10	700	701
[2]	Nissan Auto Receivables
	Owner Trust	5.450%	6/15/12	600	602
[2,3,4]	Nordstrom Private Label
	Credit Card Master Trust	5.380%	5/15/15	2,000	2,004
[2,4]	Permanent Financing PLC	5.470%	6/10/11	163	163
[2,4]	Permanent Master Issuer PLC	5.406%	1/15/16	700	700
[2]	PG&E Energy
	Recovery Funding LLC	4.140%	9/25/12	850	826
[2]	PG&E Energy
	Recovery Funding LLC	4.370%	6/25/14	1,000	963
[2]	Provident Funding
	Mortgage Loan Trust	4.046%	4/25/34	572	566
[2,4]	Rental Car Finance Corp.	5.520%	6/25/09	670	671
[2]	Residential Funding
	Mortgage Securities I	5.862%	8/25/36	1,428	1,429
[2]	Residential Funding
	Mortgage Securities I	5.975%	9/25/36	559	559
[2]	Salomon Brothers
	Mortgage Securities VII	4.115%	9/25/33	738	728
[2]	Sequoia Mortgage Trust	5.657%	9/20/46	1,825	1,824
[2]	Thornburg Mortgage
	Securities Trust	3.304%	3/25/44	336	343
[2]	USAA Auto Owner Trust	4.550%	2/16/10	959	955
[2]	USAA Auto Owner Trust	2.670%	10/15/10	264	262
[2]	USAA Auto Owner Trust	4.130%	11/15/11	500	494
[2,4]	Volkswagen Credit
	Auto Master Trust	5.340%	7/20/10	1,125	1,126
[2,4]	Wachovia Asset
	Securitization, Inc.	5.580%	6/25/33	80	80
[2]	Wachovia Auto Loan
	Owner Trust	5.100%	7/20/11	500	499
[2]	Wachovia Auto Owner Trust	5.390%	9/20/11	575	575
[2]	Washington Mutual Mortgage
	Pass-Through Certificates	4.110%	1/25/33	175	174
[2]	Washington Mutual Mortgage
	Pass-Through Certificates	3.842%	8/25/33	135	134
[2]	Washington Mutual Mortgage
	Pass-Through Certificates	4.045%	9/25/33	164	162
[2]	Wells Fargo Home Equity Trust	3.970%	5/25/34	634	615
[2]	Wells Fargo Mortgage Backed
	Securities Trust	5.646%	10/25/36	1,769	1,750
[2]	World Omni Auto
	Receivables Trust	4.400%	4/20/09	265	265

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	World Omni Auto
	Receivables Trust	5.010%	10/15/10	1,279	1,276
[2]	World Omni Auto
	Receivables Trust	5.230%	2/15/11	400	400
					94,374
Finance (36.7%)
	Banking (20.0%)
[4]	Allied Irish Banks	5.345%	8/3/07	1,319	1,319
	AmSouth Bank NA	6.125%	3/1/09	500	506
[3,4]	ANZ National Bank
	International Ltd.	5.426%	4/14/08	1,000	1,000
[3,4]	ANZ National Bank
	International Ltd.	5.396%	8/7/09	400	400
[4]	Associated Bank NA	5.476%	2/1/08	250	250
[4]	Associated Bank NA	5.480%	6/2/08	850	850
	Astoria Financial Corp.	5.750%	10/15/12	250	248
[2,3]	Banco Mercantil del Norte	6.135%	10/13/16	450	450
[3]	Banco Mercantil del Norte SA
	(Cayman Islands)	5.875%	2/17/14	800	794
[3,4]	Banco Santander Chile	5.710%	12/9/09	400	400
[2]	Bank of America
	Capital Trust XIV	5.630%	12/31/49	2,361	2,308
	Bank of America Corp.	5.375%	8/15/11	631	628
[4]	Bank of Ireland	5.410%	12/18/09	1,400	1,401
	Bank of New York Co., Inc.	3.900%	9/1/07	550	548
	Bank of New York Co., Inc.	5.050%	3/3/09	800	796
	Bank of New York Co., Inc.	5.410%	5/15/09	700	701
	Bank of New York Co., Inc.	7.300%	12/1/09	100	104
	Bank of New York Co., Inc.	4.950%	1/14/11	300	295
[2]	Bank of New York Co., Inc.	3.400%	3/15/13	200	197
	Bank One Texas	6.250%	2/15/08	1,175	1,181
	Barclays Bank PLC	7.400%	12/15/09	150	157
	BB&T Corp.	6.500%	8/1/11	1,375	1,420
[3,4]	BBVA US Senior S.A.
	Unipersonal	5.427%	4/17/09	2,500	2,501
[4]	Branch Banking & Trust Co.	5.410%	9/2/08	400	400
[3,4]	BTMU Curacao Holdings NV	5.680%	12/19/16	835	832
[4]	Canadian Imperial
	Bank of Commerce	5.410%	5/27/08	800	800
[4]	Charter One Bank N.A.	5.405%	4/24/09	630	630
	Charter One Bank N.A.	5.500%	4/26/11	380	380
[4]	Citigroup Global Markets	5.460%	3/17/09	1,300	1,302
[4]	Citigroup, Inc.	5.416%	11/1/07	760	760
[4]	Citigroup, Inc.	5.500%	6/9/09	1,735	1,739
	Citigroup, Inc.	5.250%	2/27/12	100	99
[2,3]	Commonwealth
	Bank of Australia	6.024%	3/15/49	450	442

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	Credit Agricole	5.410%	5/28/10	2,125	2,125
[2,3]	Credit Agricole	6.637%	5/28/49	175	171
	Credit Suisse
	First Boston USA, Inc.	4.125%	1/15/10	750	729
[4]	Credit Suisse
	First Boston USA, Inc.	5.560%	8/15/10	600	602
	Credit Suisse
	First Boston USA, Inc.	5.500%	8/16/11	500	501
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	445	462
[3,4]	Deutsche Bank Financial, Inc.	5.675%	4/30/09	270	270
[3]	Development
	Bank of Singapore Ltd.	7.875%	8/10/09	460	481
[3,4]	Development
	Bank of Singapore Ltd.	5.580%	5/16/17	1,250	1,250
[3,4]	DnB NOR Bank ASA	5.425%	10/13/09	1,400	1,401
	Fifth Third Bank	3.375%	8/15/08	1,000	979
[4]	First Tennessee Bank	5.500%	12/17/09	500	501
	GreenPoint Financial Corp.	3.200%	6/6/08	850	832
[3]	HBOS Treasury Services PLC	4.000%	9/15/09	2,000	1,945
	HSBC Bank PLC	6.950%	3/15/11	400	418
[2]	HSBC Bank USA	5.490%	12/14/09	1,500	1,503
	ICICI Bank Ltd.	5.750%	1/12/12	200	197
[4]	Independence Community Bank	3.750%	4/1/14	315	306
[2,3]	Lloyds TSB Group PLC	6.267%	11/14/49	475	453
[2,3]	M & T Bank Corp.	3.850%	4/1/13	400	395
	Marshall & Ilsley Bank	5.150%	2/22/12	500	492
[4]	MBNA Corp.	5.786%	5/5/08	2,600	2,609
[2]	Mellon Capital IV	6.244%	6/29/49	750	757
	Mellon Funding Corp.	6.700%	3/1/08	650	654
	Mellon Funding Corp.	3.250%	4/1/09	1,150	1,112
	National Australia Bank	6.600%	12/10/07	200	201
	National Australia Bank	8.600%	5/19/10	420	456
	National City Bank of Indiana	4.875%	7/20/07	150	150
[2]	National Westminster Bank PLC	7.750%	4/29/49	825	828
[2]	North Fork Bancorp., Inc.	5.000%	8/15/12	350	350
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	133
	PNC Funding Corp.	6.500%	5/1/08	205	207
[4]	PNC Funding Corp.	5.340%	6/12/09	525	525
	PNC Funding Corp.	5.125%	12/14/10	660	654
[4]	Regions Financial Corp.	5.436%	8/8/08	2,000	2,002
	Regions Financial Corp.	6.375%	5/15/12	375	386
	Republic New York Corp.	5.875%	10/15/08	210	211
[4]	Royal Bank of Canada	5.330%	3/20/08	600	600
	Royal Bank of Canada	5.290%	2/2/09	2,600	2,598

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	Royal Bank of
	Scotland Group PLC	5.405%	7/21/08	2,300	2,301
	Santander Finance Issuances	6.375%	2/15/11	400	412
[3,4]	Santander U.S. Debt, S.A.
	Unipersonal	5.420%	11/20/09	2,700	2,700
	Sanwa Bank Ltd.	7.400%	6/15/11	250	266
[3]	Scotland International Finance	7.700%	8/15/10	900	958
	Skandinaviska Enskilda Banken	6.875%	2/15/09	325	332
[2,3]	Societe Generale	5.922%	12/5/49	200	194
	Sovereign Bancorp, Inc.	4.800%	9/1/10	170	166
	Sovereign Bank	4.000%	2/1/08	100	99
[2]	Sovereign Bank	4.375%	8/1/13	45	44
[4]	SunTrust Banks, Inc.	5.480%	6/2/09	1,350	1,352
	Svenska Handelsbanken NY	8.125%	8/15/07	693	695
	Toronto Dominion Bank NY	6.150%	10/15/08	100	101
[3,4]	Unicredit Luxembourg Finance	5.695%	1/13/17	1,175	1,175
	US Bancorp	5.100%	7/15/07	500	500
	US Bank NA	3.700%	8/1/07	160	160
	US Bank NA	4.125%	3/17/08	1,000	990
	US Bank NA	5.700%	12/15/08	500	503
[2]	USB Capital IX	6.189%	4/15/49	1,190	1,196
[2,3]	USB Realty Corp.	6.091%	12/15/49	270	266
[2]	Wachovia Capital Trust III	5.800%	12/31/49	375	374
[4]	Wachovia Corp.	5.435%	7/20/07	625	625
[4]	Wachovia Corp.	5.405%	10/28/08	2,100	2,101
	Wachovia Corp.	6.000%	10/30/08	225	226
	Wachovia Corp.	6.375%	2/1/09	200	203
	Wachovia Corp.	6.150%	3/15/09	350	354
[4]	Wachovia Corp.	5.486%	10/15/11	550	551
	Washington Mutual, Inc.	4.375%	1/15/08	1,080	1,074
	Wells Fargo & Co.	3.750%	10/15/07	1,100	1,095
	Wells Fargo & Co.	5.250%	12/1/07	165	165
	Wells Fargo & Co.	4.875%	1/12/11	1,500	1,471
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,436
[4]	Zions Bancorp.	5.476%	4/15/08	1,400	1,400
	Brokerage (4.2%)
	Bear Stearns Co., Inc.	4.000%	1/31/08	275	273
[2,4]	Bear Stearns Co., Inc.	5.486%	2/8/08	500	500
[4]	Bear Stearns Co., Inc.	5.450%	8/21/09	2,010	2,007
	Bear Stearns Co., Inc.	4.500%	10/28/10	387	374
[4]	Bear Stearns Co., Inc.	5.585%	1/31/11	110	110
	Franklin Resources Inc.	3.700%	4/15/08	375	370
[2]	Goldman Sachs Capital II	5.793%	6/1/49	425	415
[4]	Goldman Sachs Group, Inc.	5.685%	7/23/09	160	161
[4]	Goldman Sachs Group, Inc.	5.440%	12/23/09	250	250

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Goldman Sachs Group, Inc.	5.560%	3/2/10	1,200	1,203
[4]	Goldman Sachs Group, Inc.	5.660%	6/28/10	2,045	2,056
	Goldman Sachs Group, Inc.	5.625%	1/15/17	130	125
	Jefferies Group Inc.	5.875%	6/8/14	150	149
	LaBranche & Co.	9.500%	5/15/09	325	339
[4]	Lehman Brothers Holdings, Inc.	5.460%	8/21/09	550	550
[4]	Lehman Brothers Holdings, Inc.	5.500%	5/25/10	445	445
	Lehman Brothers Holdings, Inc.	4.500%	7/26/10	880	857
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	1,600	1,606
[4]	Lehman Brothers Holdings, Inc.	6.140%	8/19/65	210	211
[4]	Merrill Lynch & Co., Inc.	5.576%	2/5/10	1,385	1,389
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,200	1,166
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	870	854
[4]	Morgan Stanley Dean Witter	5.636%	1/15/10	1,300	1,305
	Morgan Stanley Dean Witter	6.750%	4/15/11	1,074	1,115

	Finance Companies (5.5%)
[4]	American Express
	Centurion Bank	5.480%	11/16/09	225	226
	American Express Credit Corp.	3.000%	5/16/08	390	382
[4]	American Express Credit Corp.	5.380%	5/19/09	575	575
[4]	American Express Credit Corp.	5.470%	10/4/10	400	400
[3]	American Express Travel	5.250%	11/21/11	400	395
[4]	American General Finance Corp.	5.470%	8/16/07	600	600
	American General Finance Corp.	2.750%	6/15/08	135	132
	American General Finance Corp.	4.625%	5/15/09	565	557
	American General Finance Corp.	5.375%	9/1/09	435	434
	American General Finance Corp.	3.875%	10/1/09	1,000	966
	American General Finance Corp.	4.875%	5/15/10	200	196
	Capital One Bank	5.000%	6/15/09	550	545
	Capital One Bank	6.500%	6/13/13	125	129
[4]	Capital One Financial	5.460%	3/13/09	1,100	1,101
	Capital One Financial	5.700%	9/15/11	300	299
	Capital One Financial	4.800%	2/21/12	100	96
	CIT Group, Inc.	5.600%	4/27/11	1,225	1,220
	CIT Group, Inc.	5.800%	7/28/11	550	550
	Countrywide Home Loan	3.250%	5/21/08	100	98
[4]	General Electric Capital Corp.	5.400%	3/4/08	500	500
[2,4]	General Electric Capital Corp.	5.455%	7/28/08	850	851
	General Electric Capital Corp.	4.125%	9/1/09	600	586
[4]	General Electric Capital Corp.	5.417%	5/10/10	1,600	1,600
	General Electric Capital Corp.	4.250%	9/13/10	750	726
	General Electric Capital Corp.	4.375%	11/21/11	400	383
	General Electric Capital Corp.	5.875%	2/15/12	200	202
	General Electric Capital Corp.	4.375%	3/3/12	400	381

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Finance Corp.	4.125%	11/16/09	500	486
	HSBC Finance Corp.	4.625%	9/15/10	970	945
	HSBC Finance Corp.	5.250%	1/14/11	775	765
	International Lease Finance Corp.	6.375%	3/15/09	220	223
	International Lease Finance Corp.	4.750%	7/1/09	155	153
	International Lease Finance Corp.	5.450%	3/24/11	500	497
	International Lease Finance Corp.	5.750%	6/15/11	525	527
	International Lease Finance Corp.	5.300%	5/1/12	1,900	1,869
	iStar Financial Inc.	4.875%	1/15/09	770	762
[4]	Residential Capital Corp.	6.660%	11/21/08	300	300
[4]	Residential Capital Corp.	6.460%	5/22/09	420	418
	Residential Capital Corp.	6.375%	6/30/10	150	148
	Residential Capital Corp.	6.500%	6/1/12	150	147
	Residential Capital Corp.	6.500%	4/17/13	240	232
	SLM Corp.	4.500%	7/26/10	1,900	1,759
	Insurance (5.6%)
[2]	Allstate Corp.	6.125%	5/15/37	160	154
	Berkshire Hathaway
	Finance Corp.	5.400%	1/11/08	400	400
	Berkshire Hathaway
	Finance Corp.	3.375%	10/15/08	500	488
	Chubb Corp.	5.472%	8/16/08	2,100	2,102
[2]	Chubb Corp.	6.375%	3/29/37	80	78
[2]	Everest Reinsurance
	Holdings, Inc.	6.600%	5/15/37	150	144
	Genworth Financial, Inc.	5.231%	5/16/09	600	599
	Hartford Financial
	Services Group, Inc.	4.700%	9/1/07	150	150
	Hartford Financial
	Services Group, Inc.	5.550%	8/16/08	635	636
[3]	ING Security Life
	Institutional Funding	4.250%	1/15/10	200	195
[3]	Jackson National Life
	Insurance Co.	3.500%	1/22/09	300	292
[3]	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,067
[2,3]	Liberty Mutual Insurance Co.	7.000%	3/15/37	175	168
[2]	Lincoln National Corp.	6.050%	4/20/67	195	185
[3,4]	MassMutual Global Funding II	5.420%	4/21/11	2,700	2,694
[3,4]	Merna Reinsurance Ltd.	7.110%	7/7/10	420	420
[3,4]	MetLife Global Funding I	5.520%	5/18/10	1,100	1,102
[3]	Monumental Global Funding II	3.450%	11/30/07	200	198
[3,4]	Monumental Global Funding II	5.410%	1/9/09	1,250	1,251
[3]	Monumental Global Funding II	4.375%	7/30/09	400	393
[3]	New York Life Global Funding	3.875%	1/15/09	600	587
[2,3]	Oil Insurance Ltd.	7.558%	6/30/49	300	308
[3,4]	Premium Asset Trust	5.506%	7/15/08	500	501

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	PRICOA Global Funding I	3.900%	12/15/08	1,050	1,028
[3]	PRICOA Global Funding I	4.200%	1/15/10	250	243
[3]	Principal Life Global	3.625%	4/30/08	550	542
[3]	Principal Life Global	4.400%	10/1/10	200	194
	Principal Life Income Funding	5.125%	3/1/11	600	592
	Safeco Corp.	4.200%	2/1/08	950	943
	Safeco Corp.	4.875%	2/1/10	200	197
[3]	TIAA Global Markets	4.125%	11/15/07	1,250	1,245
[2]	Travelers Cos. Inc.	6.250%	3/15/37	350	336
	Travelers Property
	Casualty Corp.	3.750%	3/15/08	770	761
	UnitedHealth Group, Inc.	3.375%	8/15/07	225	224
	UnitedHealth Group, Inc.	3.300%	1/30/08	625	617
[4]	UnitedHealth Group, Inc.	5.440%	3/2/09	425	425
	UnumProvident Corp.	5.859%	5/15/09	300	301
	WellPoint Inc.	3.750%	12/14/07	790	784
	WellPoint Inc.	4.250%	12/15/09	400	388
	Willis North America Inc.	5.125%	7/15/10	170	166
[3]	Xlliac Global Funding	4.800%	8/10/10	330	323
[2,3]	ZFS Finance USA Trust I	5.875%	5/9/32	325	320

	Real Estate Investment Trusts (1.4%)
	Archstone-Smith Operating Trust	5.250%	12/1/10	290	287
	Arden Realty LP	5.200%	9/1/11	180	178
	AvalonBay Communities, Inc.	5.000%	8/1/07	100	100
	AvalonBay Communities, Inc.	8.250%	7/15/08	225	231
	Brandywine
	Operating Partnership	5.750%	4/1/12	390	389
[2,3]	CBG Florida REIT Corp.	7.114%	2/15/49	560	551
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	167
	Developers Diversified
	Realty Corp.	5.375%	10/15/12	300	293
	Health Care Property
	Investors, Inc.	6.450%	6/25/12	300	305
	Health Care REIT, Inc.	7.500%	8/15/07	31	31
	Health Care REIT, Inc.	8.000%	9/12/12	250	271
	Liberty Property LP	6.375%	8/15/12	200	205
	ProLogis	5.250%	11/15/10	514	509
	ProLogis	5.500%	4/1/12	390	387
	Regency Centers LP	7.950%	1/15/11	100	107

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Simon Property Group Inc.	6.375%	11/15/07	323	324
	Simon Property Group Inc.	4.875%	3/18/10	900	887
	Simon Property Group Inc.	4.875%	8/15/10	350	343
	United Dominion Realty Trust	6.500%	6/15/09	150	152
[3]	Westfield Capital Corp.	4.375%	11/15/10	450	434
					155,682
Industrial (19.9%)
	Basic Industry (0.4%)
	Lubrizol Corp.	5.875%	12/1/08	250	251
	Lubrizol Corp.	4.625%	10/1/09	637	624
	Praxair, Inc.	4.750%	7/15/07	130	130
	Weyerhaeuser Co.	6.750%	3/15/12	221	228
[3,4]	Xstrata Finance Dubay Ltd.	5.710%	11/13/09	250	249

	Capital Goods (2.6%)
	Allied Waste North America Inc.	6.875%	6/1/17	200	193
[4]	Avery Dennison Corp.	5.587%	8/10/07	525	525
[3]	BAE Systems Holdings Inc.	4.750%	8/15/10	600	586
	Boeing Capital Corp.	6.100%	3/1/11	450	461
[2,3]	C8 Capital SPV Ltd.	6.640%	12/15/49	125	124
	Caterpillar Financial
	Services Corp.	2.700%	7/15/08	150	146
	Caterpillar Financial
	Services Corp.	4.500%	9/1/08	1,300	1,288
[4]	Caterpillar Financial
	Services Corp.	5.430%	3/10/09	800	801
[4]	Caterpillar Financial
	Services Corp.	5.408%	8/11/09	900	900
[4]	Honeywell International, Inc.	5.420%	3/13/09	500	500
	Honeywell International, Inc.	6.125%	11/1/11	55	56
	John Deere Capital Corp.	3.900%	1/15/08	1,075	1,066
	John Deere Capital Corp.	4.875%	3/16/09	395	392
	John Deere Capital Corp.	4.625%	4/15/09	700	691
	Lafarge SA	6.150%	7/15/11	50	51
	Masco Corp.	4.625%	8/15/07	160	160
[3]	Oakmont Asset Trust	4.514%	12/22/08	410	403
	Raytheon Co.	6.750%	8/15/07	191	191
[4]	Textron Financial Corp.	5.590%	8/28/07	695	695
	Textron Financial Corp.	4.125%	3/3/08	300	297
[4]	Textron Financial Corp.	5.455%	1/12/09	830	830
	Textron Financial Corp.	4.600%	5/3/10	270	264
	Tyco International Group SA	6.375%	10/15/11	235	242

	Communication (4.4%)
[3,4]	America Movil SA de C.V.	5.460%	6/27/08	450	450
	America Movil SA de C.V.	4.125%	3/1/09	375	367

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	AT&T Corp.	5.456%	2/5/10	800	801
	AT&T Inc.	4.125%	9/15/09	970	944
	British Sky Broadcasting Corp.	6.875%	2/23/09	115	117
	British Sky Broadcasting Corp.	8.200%	7/15/09	1,090	1,144
	British Telecommunications PLC	8.625%	12/15/10	530	580
	Clear Channel
	Communications, Inc.	4.625%	1/15/08	1,005	998
	Comcast Cable
	Communications, Inc.	6.750%	1/30/11	400	415
	Comcast Corp.	5.850%	1/15/10	720	726
	Comcast Corp.	5.500%	3/15/11	640	639
	Cox Communications, Inc.	3.875%	10/1/08	125	123
	Cox Communications, Inc.	7.875%	8/15/09	563	588
	Cox Communications, Inc.	4.625%	1/15/10	600	586
	Deutsche Telekom
	International Finance	3.875%	7/22/08	476	469
	Deutsche Telekom
	International Finance	8.000%	6/15/10	225	240
	Gannett Co., Inc.	4.125%	6/15/08	755	745
[4]	Gannett Co., Inc.	5.560%	5/26/09	500	500
	News America Inc.	6.625%	1/9/08	380	382
[2]	NYNEX Corp.	9.550%	5/1/10	149	156
	Sprint Capital Corp.	6.125%	11/15/08	500	503
	Sprint Capital Corp.	7.625%	1/30/11	420	443
	Telecom Italia Capital	4.000%	1/15/10	1,000	962
	Telecom Italia Capital	4.875%	10/1/10	300	293
	Telefonica Emisiones SAU	5.984%	6/20/11	1,200	1,214
	Telefonos de Mexico SA	4.500%	11/19/08	1,995	1,965
[3]	Time Warner, Inc.	5.400%	7/2/12	500	493
	Univision Communications, Inc.	3.500%	10/15/07	500	496
	Univision Communications, Inc.	3.875%	10/15/08	270	260
	Verizon Global Funding Corp.	7.250%	12/1/10	740	780
[4]	Vodafone Group PLC	5.450%	12/28/07	300	300

	Consumer Cyclical (4.2%)
[3,4]	American Honda Finance	5.420%	3/9/09	1,130	1,131
[3,4]	American Honda Finance	5.420%	5/12/09	600	600
[3]	American Honda Finance	5.125%	12/15/10	520	514
	Carnival Corp.	3.750%	11/15/07	400	397
	Centex Corp.	7.875%	2/1/11	120	126
[2]	CVS Caremark Corp.	6.302%	6/1/37	375	367
	CVS Corp.	4.000%	9/15/09	225	218
[2,3]	CVS Corp.	6.117%	1/10/13	572	577
	DaimlerChrysler
	North America Holding Corp.	4.050%	6/4/08	600	591
[4]	DaimlerChrysler

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	North America Holding Corp.	5.886%	10/31/08	1,100	1,105
	DaimlerChrysler
	North America Holding Corp.	7.200%	9/1/09	250	258
	DaimlerChrysler
	North America Holding Corp.	4.875%	6/15/10	250	245
	Federated Department
	Stores, Inc.	6.300%	4/1/09	310	313
	Federated Department
	Stores, Inc.	6.625%	4/1/11	385	391
	Gamestop Corp.	8.000%	10/1/12	275	286
[3]	Harley-Davidson Inc.	5.000%	12/15/10	200	197
	International Speedway Corp.	4.200%	4/15/09	580	567
	J.C. Penney Co., Inc.	8.000%	3/1/10	100	106
	J.C. Penney Co., Inc.	9.000%	8/1/12	585	664
[4]	Johnson Controls, Inc.	5.587%	1/17/08	525	525
	K. Hovnanian Enterprises	6.250%	1/15/16	160	136
	KB Home	7.250%	6/15/18	200	184
	May Department Stores Co.	5.950%	11/1/08	460	462
	May Department Stores Co.	4.800%	7/15/09	460	452
	MGM Mirage, Inc.	6.750%	4/1/13	100	96
[3]	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	663
[3]	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	795
[4]	Paccar Financial Corp.	5.410%	5/17/10	1,575	1,578
[3,4]	Realogy Corp.	7.058%	10/20/09	340	336
	Royal Caribbean Cruises	7.000%	6/15/13	250	253
	Target Corp.	3.375%	3/1/08	120	118
	The Walt Disney Co.	5.700%	7/15/11	170	171
[4]	Time Warner, Inc.	5.590%	11/13/09	500	501
[2]	Toyota Motor Credit Corp.	2.750%	8/6/09	123	119
[4]	Viacom Inc.	5.710%	6/16/09	800	803
	Wal-Mart Stores, Inc.	4.000%	1/15/10	400	387
	Western Union Co.	5.400%	11/17/11	500	492
	Yum! Brands, Inc.	7.650%	5/15/08	735	747
	Yum! Brands, Inc.	8.875%	4/15/11	200	220

	Consumer Noncyclical (3.8%)
	Abbott Laboratories	3.750%	3/15/11	150	141
	Abbott Laboratories	5.600%	5/15/11	380	381
	Altria Group, Inc.	5.625%	11/4/08	250	250
	AmerisourceBergen Corp.	5.625%	9/15/12	200	196
[3,4]	Amgen Inc.	5.440%	11/28/08	750	750
	Amgen Inc.	4.000%	11/18/09	950	921

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Baxter Finco, BV	4.750%	10/15/10	440	429
	Becton, Dickinson & Co.	7.150%	10/1/09	100	103
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	127
	Brown-Forman Corp.	3.000%	3/15/08	300	295
[3]	Cadbury Schweppes
	US Finance	3.875%	10/1/08	1,130	1,107
	Campbell Soup Co.	5.875%	10/1/08	500	502
[3,4]	Cardinal Health, Inc.	5.619%	10/2/09	425	425
[3]	Cargill Inc.	3.625%	3/4/09	570	553
[4]	Clorox Co.	5.485%	12/14/07	850	850
	Corn Products International Inc.	8.250%	7/15/07	300	300
[3]	Cosan Finance Ltd.	7.000%	2/1/17	100	97
	Diageo Capital PLC	3.375%	3/20/08	235	232
[4]	General Mills, Inc.	5.485%	1/22/10	650	650
	H.J. Heinz Co.	6.000%	3/15/08	225	226
	Hershey Foods Corp.	5.300%	9/1/11	125	124
	Hormel Foods Corp.	6.625%	6/1/11	100	103
	Hospira, Inc.	4.950%	6/15/09	460	455
	Kellogg Co.	6.600%	4/1/11	1,120	1,157
	Kraft Foods, Inc.	4.125%	11/12/09	700	679
	Kroger Co.	6.375%	3/1/08	155	156
	Kroger Co.	7.450%	3/1/08	120	121
	Kroger Co.	7.250%	6/1/09	215	221
[4]	Martin Marietta	5.505%	4/30/10	425	425
	Medtronic Inc.	4.375%	9/15/10	400	387
	Molson Coors Capital Finance	4.850%	9/22/10	150	146
[3]	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	600	603
	PepsiAmericas Inc.	6.375%	5/1/09	220	223
	PepsiAmericas Inc.	5.625%	5/31/11	110	110
	Quest Diagnostic, Inc.	5.125%	11/1/10	200	196
	Reynolds American Inc.	7.625%	6/1/16	75	80
[3,4]	SABMiller PLC	5.649%	7/1/09	325	326
[3]	SABMiller PLC	6.200%	7/1/11	625	635
[4]	Safeway, Inc.	5.710%	3/27/09	400	400
	Safeway, Inc.	7.500%	9/15/09	700	727
	Smithfield Foods, Inc.	7.750%	7/1/17	150	150
	Wyeth	6.950%	3/15/11	150	157

	Energy (0.9%)
	Anadarko Finance Co.	6.750%	5/1/11	140	145
[4]	Anadarko Petroleum Corp.	5.760%	9/15/09	1,065	1,067
	Chesapeake Energy Corp.	7.625%	7/15/13	75	77
	Conoco Funding Co.	6.350%	10/15/11	260	268
	Devon Financing Corp.	6.875%	9/30/11	205	214

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Petroleum Co. of
	Trinidad & Tobago	6.000%	5/8/22	150	146
[2,3]	PF Export Receivables
	Master Trust	3.748%	6/1/13	213	198
[2,3]	PF Export Receivables
	Master Trust	6.436%	6/1/15	368	369
	Phillips Petroleum Co.	8.750%	5/25/10	500	543
	Phillips Petroleum Co.	9.375%	2/15/11	225	253
[3]	Trans Capital Investment	5.670%	3/5/14	575	553

	Technology (1.5%)
[4]	Cisco Systems Inc.	5.440%	2/20/09	300	300
	Hewlett-Packard Co.	3.625%	3/15/08	250	247
[4]	Hewlett-Packard Co.	5.420%	6/15/10	525	525
	International Business
	Machines Corp.	4.250%	9/15/09	1,175	1,150
	International Business
	Machines Corp.	4.950%	3/22/11	1,700	1,675
	Intuit Inc.	5.400%	3/15/12	200	197
[4]	Oracle Corp.	5.420%	5/14/10	2,100	2,100
	Pitney Bowes Credit Corp.	5.750%	8/15/08	285	286

	Transportation (1.9%)
[2,4]	American Airlines, Inc.	5.980%	9/23/07	339	339
[2]	American Airlines, Inc.	3.857%	7/9/10	213	204
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	300	302
	Canadian National Railway Co.	6.375%	10/15/11	170	175
[2]	Continental Airlines, Inc.	9.798%	4/1/21	188	208
	CSX Corp.	4.875%	11/1/09	125	123
	CSX Corp.	6.750%	3/15/11	400	413
[3]	ERAC USA Finance Co.	7.350%	6/15/08	245	248
[3,4]	ERAC USA Finance Co.	5.605%	4/30/09	200	200
[3,4]	ERAC USA Finance Co.	5.610%	8/28/09	500	499
[3]	ERAC USA Finance Co.	7.950%	12/15/09	235	247
[3]	ERAC USA Finance Co.	8.000%	1/15/11	200	214
	FedEx Corp.	3.500%	4/1/09	900	871
	FedEx Corp.	5.500%	8/15/09	400	400
	Greenbrier Co. Inc.	8.375%	5/15/15	125	125
[2,4]	JetBlue Airways Corp.	5.735%	12/15/13	449	448
[4]	JetBlue Airways Corp.	5.780%	3/15/14	625	630
[4]	JetBlue Airways Corp.	5.810%	11/15/16	440	440
	Norfolk Southern Corp.	6.750%	2/15/11	370	384
	Norfolk Southern Corp.	5.257%	9/17/14	135	129
[3]	PSA International Pte. Ltd.	5.750%	6/29/11	320	323
	TFM SA de CV	9.375%	5/1/12	170	182

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	5.750%	10/15/07	700	700
	Union Pacific Corp.	7.250%	11/1/08	250	255
	Union Pacific Corp.	3.875%	2/15/09	100	98

	Other (0.2%)
	Briggs & Stratton Corp.	8.875%	3/15/11	430	457
[2,3]	Parker Retirement
	Savings Plan Trust	6.340%	7/15/08	59	59
	Steelcase Inc.	6.500%	8/15/11	150	152
					83,968
Utilities (4.8%)
	Electric (4.1%)
[3]	AES Panama SA	6.350%	12/21/16	200	193
[4]	Alabama Power Co.	5.550%	8/25/09	590	591
	Avista Corp.	9.750%	6/1/08	425	439
	Carolina Power & Light Co.	6.650%	4/1/08	600	605
	Consolidated Edison Co. of
	New York	8.125%	5/1/10	130	139
[4]	Dominion Resources, Inc.	5.660%	9/28/07	1,075	1,075
[2]	Dominion Resources, Inc.	6.300%	9/30/66	940	940
	Entergy Gulf States, Inc.	3.600%	6/1/08	1,310	1,286
	FirstEnergy Corp.	6.450%	11/15/11	230	236
	Florida Power Corp.	4.500%	6/1/10	330	322
	FPL Group Capital, Inc.	5.625%	9/1/11	810	812
[2]	FPL Group Capital, Inc.	6.350%	10/1/66	205	199
	Georgia Power Co.	4.875%	7/15/07	1,425	1,425
[2,3]	GWF Energy LLC	6.131%	12/30/11	230	231
	MidAmerican Energy Co.	5.650%	7/15/12	750	751
	Northeast Utilities	3.300%	6/1/08	135	132
	Northeast Utilities	7.250%	4/1/12	345	365
	Northern States Power Co.	4.750%	8/1/10	300	294
	Nstar	8.000%	2/15/10	200	212
	Ohio Power Co.	5.300%	11/1/10	370	368
[5]	Pacific Gas & Electric Co.	3.600%	3/1/09	1,000	971
	Pepco Holdings, Inc.	5.500%	8/15/07	196	196
[4]	Pepco Holdings, Inc.	5.985%	6/1/10	250	250
	PPL Capital Funding, Inc.	4.330%	3/1/09	800	784
[2]	PPL Capital Funding, Inc.	6.700%	3/30/67	450	432
	PPL Electric Utilities Corp.	6.250%	8/15/09	430	437
	Public Service Co. of Colorado	4.375%	10/1/08	330	326
	Public Service Co. of Colorado	6.875%	7/15/09	512	526
	Public Service Co. of
	New Mexico	4.400%	9/15/08	150	148
	Public Service Electric & Gas	4.000%	11/1/08	850	835
	Puget Sound Energy Inc.	3.363%	6/1/08	390	382

Vanguard® Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Southern California Edison Co.	5.455%	2/2/09	150	150
	Southern California Edison Co.	7.625%	1/15/10	50	52
[3]	SP PowerAssets Ltd.	3.800%	10/22/08	500	490
	Texas–New Mexico Power Co.	6.125%	6/1/08	187	187
[3]	TXU Electric Delivery	5.735%	9/16/08	550	559
	Natural Gas (0.7%)
	AGL Capital Corp.	7.125%	1/14/11	100	105
	CenterPoint Energy	6.500%	2/1/08	490	492
	Enterprise Products
	Operating LP	4.000%	10/15/07	115	115
[2]	Enterprise Products
	Operating LP	8.375%	8/1/66	450	476
[3]	Gaz Capital SA	6.212%	11/22/16	300	291
	ONEOK Partners, LP	5.900%	4/1/12	200	201
	Plains All American Pipeline LP	4.750%	8/15/09	550	540
[2]	Southern Union Co.	7.200%	11/1/66	400	401
[2]	Trans-Canada Pipelines	6.350%	5/15/67	175	167
					20,128
Total Corporate Bonds (Cost $356,418)					354,152
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
[3]	Abu Dhabi National Energy Co.	5.875%	10/27/16	350	341
	China Development Bank	8.250%	5/15/09	400	420
[3]	Export-Import Bank of Korea	4.125%	2/10/09	450	440
	Korea Development Bank	4.750%	7/20/09	1,175	1,157
[2,3]	Petroleum Export/Cayman	4.623%	6/15/10	467	460
[2,3]	Petroleum Export/Cayman	5.265%	6/15/11	440	432
[3]	Petronas Capital Ltd.	7.000%	5/22/12	100	106
[2,3]	Qatar Petroleum	5.579%	5/30/11	444	443
[2,3]	Ras Laffan Liquified
	Natural Gas Co.	3.437%	9/15/09	403	393
[2,3]	Ras Laffan Liquified
	Natural Gas Co. Ltd. II	5.298%	9/30/20	300	282
[3]	Rebublic of Trinidad & Tobago	9.875%	10/1/09	420	457
Total Sovereign Bonds (Cost $5,012)					4,931
Taxable Municipal Bond (0.0%)
[3]	Texas Municipal Gas Corp.
	(Cost $40)	2.600%	7/1/07	40	40

				Shares

Vanguard® Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Preferred Stocks (0.6%)
Goldman Sachs Group, Inc.	6.027%		46,000	1,191
Bank of America Corp.	5.710%		16,750	427
Santander Financial	6.800%		9,200	227
SunTrust Banks, Inc.	5.885%		8,500	225
Zions Bancorp.	5.875%		6,675	171
Aspen Insurance Holdings	7.401%		5,950	149
Merrill Lynch & Co., Inc.	5.860%		3,400	86
Total Preferred Stocks (Cost $2,441)				2,476
Temporary Cash Investment (1.4%)
Money Market Fund
[6]	Vanguard Market Liquidity Fund, 5.281%
(Cost $5,849)			5,848,811	5,849
Total Investments (100.2%) (Cost $425,872)				423,138
Other Assets and Liabilities (–0.2%)
Other Assets—Note B				5,001
Liabilities				(6,027)
				(1,026)
Net Assets (100%)
Applicable to 40,710,366 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				422,112
Net Asset Value Per Share				$10.37

At June 30, 2007, net assets consisted of:[7]
	Amount	Per
	($000)	Share
Paid-in Capital	419,597	$10.31
Undistributed Net Investment Income	8,846.22
Accumulated Net Realized Losses	(3,151)	(.08)
Unrealized Depreciation
Investment Securities	(2,734)	(.07)
Futures Contracts	(167)	—
Swap Contracts	(279)	(.01)
Net Assets	422,112	$10.37

•  See Note A in Notes to Financial Statements.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate value of these securities was $64,600,000 representing 15.3% of net assets.

4  Adjustable-rate note.

5  Securities with a value of $971,000 have been segregated as initial margin for open futures contracts.

6  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Vanguard® Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	73
Interest[1]	10,194
Total Income	10,267
Expenses
The Vanguard Group—Note B
Investment Advisory Services	18
Management and Administrative	223
Marketing and Distribution	46
Custodian Fees	7
Shareholders’ Reports	5
Total Expenses	299
Expenses Paid Indirectly—Note C	(2)
Net Expenses	297
Net Investment Income	9,970
Realized Net Gain (Loss)
Investment Securities Sold	(161)
Futures Contracts	(528)
Swap Contracts	(154)
Realized Net Gain (Loss)	(843)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(845)
Futures Contracts	133
Swap Contracts	(308)
Change in Unrealized Appreciation
(Depreciation)	(1,020)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,107

Vanguard® Short-Term Investment-Grade Portfolio

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,970	17,582
Realized Net Gain (Loss)	(843)	(742)
Change in Unrealized Appreciation (Depreciation)	(1,020)	1,917
Net Increase (Decrease) in Net Assets Resulting from Operations	8,107	18,757
Distributions
Net Investment Income	(18,056)	(13,734)
Realized Capital Gain	—	—
Total Distributions	(18,056)	(13,734)
Capital Share Transactions—Note F
Issued	52,566	85,097
Issued in Lieu of Cash Distributions	18,056	13,734
Redeemed	(39,316)	(76,082)
Net Increase (Decrease) from Capital Share Transactions	31,306	22,749
Total Increase (Decrease)	21,357	27,772
Net Assets
Beginning of Period	400,755	372,983
End of Period[2]	422,112	400,755

1  Interest income from an affiliated company of the portfolio was $268,000.

2  Net Assets—End of Period includes undistributed net investment income of $8,846,000 and $17,024,000.

Vanguard® Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.63	$10.52	$10.62	$10.74	$10.71	$10.40
Investment Operations
Net Investment Income	.24	.47	.38	.33	.31	.32
Net Realized and Unrealized
Gain (Loss) on Investments	(.03)	.03	(.14)	(.11)	.06	.31
Total from Investment Operations	.21	.50	.24	.22	.37	.63
Distributions
Dividends from Net Investment Income	(.47)	(.39)	(.34)	(.34)	(.34)	(.32)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.47)	(.39)	(.34)	(.34)	(.34)	(.32)
Net Asset Value, End of Period	$10.37	$10.63	$10.52	$10.62	$10.74	$10.71

Total Return	1.99%	4.92%	2.34%	2.07%	3.55%	6.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$422	$401	$373	$394	$390	$298
Ratio of Total Expenses to
Average Net Assets	0.15%*	0.15%	0.15%	0.15%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	4.89%*	4.55%	3.58%	3.16%	3.49%	4.65%
Portfolio Turnover Rate	58%*	48%	35%	49%	59%	78%

* Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

Vanguard® Short-Term Investment-Grade Portfolio

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Vanguard® Short-Term Investment-Grade Portfolio

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2007, custodian fee offset arrangements reduced the fund’s expenses by $2,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contacts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $92,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Vanguard® Short-Term Investment-Grade Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the portfolio had available realized losses of $2,844,000 to offset future net capital gains of $324,000 through December 31, 2010, $263,000 through December 31, 2012, $1,285,000 through December 31, 2013, $472,000 through December 31, 2014, and $500,000 through December 31, 2015. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $425,872,000. Net unrealized depreciation of investment securities for tax purposes was $2,734,000, consisting of unrealized gains of $489,000 on securities that had risen in value since their purchase and $3,223,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	367	74,788	(133)
5-Year Treasury Note	82	8,534	(34)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2007, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Goldman Sachs Group Inc.	11/20/07	DBS	250	0.06%	—
UPS	3/20/08	WB	2,040	0.07%	1
Lehman Brothers Holdings Inc.	6/20/08	DBS	800	0.18%	—
Procter & Gamble	9/20/08	DBS	2,500	0.12%	2
Burlington Northern Santa Fe Corp.	6/20/12	DBS	400	0.40%	3
					6

1  DBS—Deutsche Bank AG.

2  WB—Wachovia Bank, N.A.

Vanguard® Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
11/1/07	ABN	760	3.163%	(5.356%)[2]	(6)
12/28/07	LEH	300	4.897%	(5.360%)[2]	(1)
1/15/08	LEH	1,300	3.345%	(5.356%)[2]	(14)
9/19/08	LEH	2,700	4.743%	(5.360%)[2]	(22)
3/10/09	LEH	800	5.628%	(5.360%)[2]	3
4/17/09	LEH	2,500	5.637%	(5.357%)[2]	11
5/18/09	LEH	1,000	5.601%	(5.360%)[2]	4
6/2/09	DBS	1,350	3.765%	(5.360%)[2]	(39)
6/9/09	LEH	1,735	5.636%	(5.360%)[2]	8
8/11/09	BS	900	5.062%	(5.358%)[2]	(6)
8/21/09	LEH	2,010	5.274%	(5.360%)[2]	(4)
8/21/09	LEH	2,840	5.079%	(5.360%)[2]	(16)
9/17/09	BS	1,593	5.183%	(5.320%)[3]	(6)
10/2/09	LEH	1,075	5.073%	(5.360%)[2]	(6)
10/13/09	LEH	1,400	5.052%	(5.355%)[2]	(10)
10/26/09	LEH	1,380	5.170%	(5.355%)[2]	(6)
11/16/09	BS	225	5.413%	(5.320%)[3]	—
11/20/09	LEH	2,700	4.979%	(5.360%)[2]	(24)
12/9/09	LEH	400	5.414%	(5.360%)[2]	—
12/14/09	LEH	1,500	5.414%	(5.360%)[2]	1
12/17/09	LEH	500	5.413%	(5.360%)[2]	0
12/18/09	LEH	1,400	5.063%	(5.320%)[2]	(10)
12/23/09	LEH	250	5.045%	(5.360%)[2]	(2)
2/15/10	WB	4,000	5.468%	(5.320%)[3]	6
5/1/10	LEH	325	5.250%	(5.342%)[2]	(1)
5/10/10	LEH	1,600	5.239%	(5.357%)[2]	(7)
5/15/10	LEH	1,580	5.243%	(5.320%)[3]	(7)
5/16/10	LEH	1,050	5.250%	(5.352%)[2]	(4)
5/18/10	BS	1,100	5.154%	(5.360%)[2]	(7)
5/26/10	LEH	2,875	5.248%	(5.358%)[2]	(11)
6/28/10	LEH	1,375	5.413%	(5.360%)[2]	0
7/17/10	BS	900	5.195%	(5.320%)[3]	(5)
7/21/10	LEH	4,535	5.038%	(5.320%)[2]	(46)
8/15/10	LEH	600	5.418%	(5.360%)[2]	0
11/15/10	LEH	1,800	5.423%	(5.320%)[3]	(1)
					(228)

Vanguard® Short-Term Investment-Grade Portfolio

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[3]	($000)
Mortgage-Backed Securities Index 7/31/07	UBS	3,320	5.260%	(57)
				(57)

1  ABN—Amro Bank, N.V.

BS—Bear, Stearns Bank PLC.

DBS—Deutsche Bank AG.

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS AG.

WB—Wachovia Bank, N.A.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3  Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

E. During the six months ended June 30, 2007, the portfolio purchased $53,112,000 of investment securities and sold $55,425,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $53,531,000 and $49,532,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	4,994	8,177
Issued in Lieu of Cash Distributions	1,748	1,349
Redeemed	(3,743)	(7,283)
Net Increase (Decrease) in Shares Outstanding	2,999	2,243

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

Vanguard® Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,019.93	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board concluded that the Short-Term Investment-Grade Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

During the first half of 2007, the Small Company Growth Portfolio returned 9.2%, which was ahead of the gain of the broad U.S. stock market. However, the portfolio’s solid six-month return lagged the average result of its peer group and the performance of small-capitalization growth stocks more generally. The gap was attributable to the weak performance of the portfolio’s health care stocks.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A strong performance, slightly out of step with a stronger market

During the six months ended June 30, small- and large-capitalization growth stocks began to emerge from the long shadows of their value-oriented counterparts, which have towered over the market since late 2002. The Russell 2500 Growth Index returned 11.3% in the first half of 2007; the Russell 2500 Value Index returned 6.1%.

The shift provided a tailwind for the Small Company Growth Portfolio, which seeks to buy reasonably valued companies with above-average growth prospects. The portfolio earned strong returns from its large position in the technology sector, which accounted for almost 25% of portfolio assets at the end of the period. These holdings registered a six-month return of 13%.

The investment advisors, Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co., also capitalized on opportunities in the slower-growing industrials sector. These holdings returned almost 18% during the period.

Market trends created challenges for the portfolio in this period

On balance, however, the portfolio was unable to harness the full force of the growth-stock tailwind during the six-month period. For example, the portfolio holds a significant weighting in health care stocks, a sector that, in the advisors’ view, boasts exciting long-term prospects. During the half-year, however, the small-cap market’s health care stocks turned in a middling performance; the portfolio’s holdings performed more weakly still, as its biotech and managed care stocks struggled.

The portfolio also missed out on powerful gains in energy stocks. The advisors rarely make a sizable commitment to energy companies; they see more compelling opportunities in traditional growth-oriented health care and technology industries. During the past six months, however, energy stocks were one of the small-cap market’s bright spots, as energy prices rallied.

As we continually remind Vanguard investors, it’s unwise to make too much of six-month results, good or bad. This is especially true with small-cap growth stocks, a relatively volatile market segment. Instead, we urge investors to use these semiannual reports as a window into the portfolio’s current positioning and some of the forces that are driving near-term performance.

For more on the strategy and positioning of the Small Company Growth Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2007
Small Company Growth Portfolio	9.2%
Russell 2500 Growth Index	11.3
Average Small-Cap Growth Fund[1]	11.0
Dow Jones Wilshire 5000 Index	7.6

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.36%	1.64%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 9.2% during the first half of 2007. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and how portfolio positioning reflects this assessment. (Please note that the advisors refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.)

Granahan Investment Management, Inc.

Portfolio Managers: John J. Granahan, CFA,

Founder and President

Gary C. Hatton, CFA,

Executive Vice President

Jane M. White,

Executive Vice President

Robert F. Granahan, CFA,

Vice President

The first half of 2007 presented a positive environment for small-cap stocks, despite the well-publicized anxiety concerning problems in the subprime lending market and their possible implications for overall credit. Perhaps such concerns will have more impact later, particularly if interest rates continue to rise.

Small companies generally continued to generate positive earnings comparisons, and macroeconomic factors such as strong employment and an acceleration in U.S. manufacturing activity contributed to the case for growth stocks. And in many of our portfolio companies we continued to see the benefits of globalization, with an expanding penetration of foreign markets.

Positive factors

Technology, producer durables, financials, and transportation were the strongest sectors in our portion of the portfolio, at least relative to the benchmark. Our technology stocks’ gains were generally consistent with strong earnings growth. Examples include VASCO Data Security, whose ID tokens are being adopted by the banking industry; Ciena, which is experiencing a rebound in demand for switching systems for optical networks; and Vocus and Taleo, which supply software to be used in corporate communications and talent recruitment, respectively. WebEx was another strong contributor, as it was acquired by Cisco at a premium.

Several of our producer durables stocks were contributors. Most notable were Varian Semiconductor, supplier of ion implant systems to chip manufacturers, which increased its share of an accelerating market, and Color Kinetics, a fast-

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	69	598	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small,
			dynamic companies with exceptional growth
			prospects have the greatest long-term potential. A
			bottom-up,fundamental approach places
			companies in one of three life-cycle categories:
			core growth, pioneer,and special situation. In
			each, the process looks for companies with strong
			earnings growth and leadership in their markets.
Grantham, Mayo, Van	28	246	Employs a highly disciplined approach to buying
Otterloo & Co. LLC			and selling stocks ranked among the 3,000 largest
			in the U.S. market, minus the very largest 500.
			Stocks are compared with one another and
			evaluated monthly using three disciplines, each
			of which represents an individual subportfolio.
Cash Investments[1]	3	29	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Small Company Growth Portfolio

growing supplier of LED (light-emitting diode) systems, which is now being acquired by Phillips.

In the financials group, our large holding in Dun & Bradstreet made a strong contribution. So did several REITs, including Equity Inns and Highland Hospitality, both of which are being acquired at premiums. Our small allocation to the transportation sector had two good contributors: Horizon Lines, provider of maritime shipping services, and Keystone Automotive, seller of collision replacement parts.

Negative factors

In terms of performance relative to the benchmark, our weakest sectors during the period were health care and energy, followed by the consumer and materials groups.

In health care, we were hurt by our overweighted stake in the volatile biotech subsectors, which underperformed the overall sector in the index. While some company-specific problems occurred in our holdings (for example, Nektar Therapeutics suffered from concerns about its inhaled insulin product), we believe that the long-term case for small biotechs remains a solid one, and we are generally maintaining exposure here.

In energy, we suffered primarily from our decision to underweight the sector relative to the benchmark. Certain stocks, such as St. Mary Land & Exploration (which we still hold) and Bronco Drilling (which we later sold), also penalized performance.

Our stake in consumer stocks is a large one, and as such did have its share of both winners and detractors. The winners included Crocs, a maker of casual footwear, and the Buffalo Wild Wings restaurant chain. Among the detractors were MarineMax, a pleasure-boat retailer bucking a tough industry environment, and Quiksilver, an active-style apparel company dealing with an ill-timed acquisition of Rossignol. We have slightly increased our exposure to consumer stocks through some new purchases, including Crocs, GameStop, Premier Exhibitions, and Rent-A-Center (a turnaround case).

The outlook

We are overweighted relative to the benchmark in health care and technology stocks, and moving toward the benchmark weighting in consumer stocks. For small companies, these are traditional areas of growth, but they have underperformed the more commodity-driven markets of the last several years, including the six-month period through June 30. Overall, we are seeing solid earnings growth for most of our companies, although growth rates have fallen somewhat as year-to-year comparisons get tougher.

Grantham, Mayo,

Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and

Director of U.S. Equity Management

The U.S. market began 2007 looking very much as it had in the latter half of 2006. At the end of February, however, a market-wide decline sent the VIX volatility index rising to levels not seen since May 2006. Investors scrambled to reassess conditions, rapidly alternating between the possibilities that either the bull market was coming to a sudden end or the decline was simply evidence of the market blowing off a little steam on the way to new highs. As has been the case during most of the U.S. market’s multiyear ascent, the bullish view prevailed.

As the period continued, stock returns were driven higher by positive investor sentiment evoked by the Federal Reserve’s perceived brilliance in guiding the U.S. economy to a soft landing. Ignoring the impact of ubiquitous liquidity and a troubling infatuation with risk, investors spent most of the remainder of the period singing Fed Chairman Ben

Bernanke’s praises. They again found added comfort in the perception that hordes of private equity firms were ready to pounce on any company not taking part in the market’s upward move.

In June, the rally lost some steam, with investors fretting that rising Treasury yields signaled a serious inflation threat. Coming to terms with the notion that a much-anticipated rate cut might not happen, they sent the broad market indexes lower. Market volatility, which had remained low since February, spiked again.

Still, considering that much of the market’s 2007 advance had been driven by an underlying belief that the Fed would cut rates, the market’s June decline was decidedly mild. The Fed’s late-month meeting appeared to settle nerves somewhat, and the new party line for investors was that—while they might have to wait longer than previously expected for a rate cut—the Fed was unlikely to introduce something as drastic as a rate increase. And so, as the period closed, “steady as she goes” was the preferred talking point, with investors continuing to ride the bubble in risky assets.

Our portion of the portfolio weathered the February turmoil well, but suffered in the second quarter as investors’ preference for risk returned with vigor. While the market’s multiyear run has reinforced the strategy of buying on dips, June’s spike in volatility is something to be mindful of going forward. The bullish bias in market sentiment has proven difficult to break thus far, but the continued run has stretched current conditions to even greater extremes.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	619	1,608	4,921
Median Market Cap	$1.6B	$2.9B	$32.6B
Price/Earnings Ratio	30.7x	29.8x	18.2x
Price/Book Ratio	3.4x	4.0x	2.9x
Yield	0.5%	0.6%	1.7%
Return on Equity	13.7%	14.3%	18.2%
Earnings Growth Rate	23.6%	20.8%	20.7%
Foreign Holdings	1.9%	0.0%	0.0%
Turnover Rate	67%[3]	—	—
Expense Ratio	0.36%[3]	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.97	0.80
Beta	1.06	1.62

Sector Diversification (% of portfolio)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	21%	19%	12%
Consumer Staples	2	2	8
Energy	2	7	10
Financials	7	9	21
Health Care	20	17	11
Industrials	17	18	12
Information Technology	24	20	15
Materials	4	6	4
Telecommunication Services	0	1	3
Utilities	0	1	4
Short-Term Reserves	3%	—	—

Ten Largest Holdings[4] (% of total net assets)

The Dun &	diversified
Bradstreet Corp.	commercial and
	professional services	1.3%
AptarGroup Inc.	metal and glass
	containers	1.2
IDEXX Laboratories Corp.	health care
	equipment	1.1
Donaldson Co., Inc.	industrial machinery	1.0
O’Reilly Automotive, Inc.	automotive retail	1.0
Varian Semiconductor	semiconductor
Equipment Associates, Inc.	equipment	1.0
Comfort Systems USA, Inc.	diversified
	commercial and
	professional services	0.8
Watsco, Inc.	trading companies
	and distributors	0.8
Phillips-Van Heusen Corp.	apparel accessories
	and luxury goods	0.8
Rent-A-Center, Inc.	home-furnishing
	retail	0.8
Top Ten		9.8%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1	Russell 2500 Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	14.16%	12.37%	13.96%

1	Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.8%)[1]
Consumer Discretionary (20.0%)
	Auto Components (0.4%)
*	The Goodyear Tire &
	Rubber Co.	83,500	2,902
*	Fuel Systems Solutions, Inc.	41,000	680
	Gentex Corp.	9,400	185
	Spartan Motors, Inc.	10,500	179
	Sauer-Danfoss, Inc.	4,100	122
*	Drew Industries, Inc.	700	23

	Automobiles (0.2%)
	Thor Industries, Inc.	31,100	1,404
	Winnebago Industries, Inc.	7,600	224

	Distributors (0.4%)
*	Keystone Automotive
	Industries, Inc.	86,200	3,566

	Diversified Consumer Services (1.0%)
*	ITT Educational Services, Inc.	35,100	4,120
	Strayer Education, Inc.	10,100	1,330
*	Career Education Corp.	32,000	1,081
*	Pre-Paid Legal Services, Inc.	11,900	765
*	Corinthian Colleges, Inc.	26,000	424
	Matthews International Corp.	6,300	275
*	Vertrue Inc.	5,000	244
	Regis Corp.	4,000	153
	Service Corp. International	6,300	81

	Hotels, Restaurants & Leisure (2.2%)
*	Buffalo Wild Wings Inc.	64,800	2,695
*	^Premier Exhibitions Inc.	162,100	2,555
*	Texas Roadhouse, Inc.	161,390	2,064
*	Cosi, Inc.	420,000	1,915
*	Jack in the Box Inc.	24,400	1,731
*	WMS Industries, Inc.	56,700	1,636
	O’Charley’s Inc.	77,000	1,552
*	Life Time Fitness, Inc.	23,000	1,224
	Brinker International, Inc.	30,500	893
*	CEC Entertainment Inc.	14,000	493
	Choice Hotels
	International, Inc.	11,900	470

	CKE Restaurants Inc.	19,400	389
	Ruby Tuesday, Inc.	14,200	374
	Applebee’s International, Inc.	15,100	364
*	^Chipotle Mexican Grill, Inc.	3,500	298
*	Sonic Corp.	12,700	281
*	Papa John’s International, Inc.	9,000	259
	CBRL Group, Inc.	4,200	178
*	^Krispy Kreme Doughnuts, Inc.	17,800	165
	Ameristar Casinos, Inc.	2,300	80
*	Empire Resorts Inc.	8,000	58

			Market
			Value•
		Shares	($000)
	Household Durables (1.2%)
*	Helen of Troy Ltd.	126,700	3,421
	Tempur-Pedic International Inc.	69,100	1,790
*	NVR, Inc.	2,100	1,427
*	Toll Brothers, Inc.	28,100	702
	MDC Holdings, Inc.	11,824	572
	Leggett & Platt, Inc.	18,500	408
	KB Home	10,000	394
	Ryland Group, Inc.	8,800	329
	Ethan Allen Interiors, Inc.	9,500	325
	Blyth, Inc.	12,200	324
	Tupperware Brands Corp.	7,800	224
	Beazer Homes USA, Inc.	6,300	155
	The Stanley Works	2,400	146
*	Jarden Corp.	2,000	86
*	Avatar Holding, Inc.	700	54
	Kimball International, Inc.
	Class B	2,300	32
	Stanley Furniture Co., Inc.	1,100	23

	Internet & Catalog Retail (0.5%)
*	Priceline.com, Inc.	55,000	3,781
*	PetMed Express, Inc.	16,100	207
*	1-800 Contacts, Inc.	5,600	131
	FTD Group, Inc.	5,200	96
	Systemax Inc.	3,000	62

	Leisure Equipment & Products (1.4%)
*	MarineMax, Inc.	140,100	2,805
*	^Smith &
	Wesson Holding Corp.	155,600	2,606
	Callaway Golf Co.	121,000	2,155
	Hasbro, Inc.	63,800	2,004
	Nautilus Inc.	153,800	1,852
	Oakley, Inc.	14,700	417
	Polaris Industries, Inc.	6,900	374
	Brunswick Corp.	10,400	339

	Media (0.4%)
*	Marvel Entertainment, Inc.	47,100	1,200
*	Interpublic Group of Cos., Inc.	86,200	983
	Harte-Hanks, Inc.	21,800	560
*	Valassis Communications, Inc.	14,600	251
	Sinclair Broadcast Group, Inc.	15,800	225
	Journal Register Co.	6,500	29
	Interactive Data Corp.	800	21

	Multiline Retail (1.1%)
*	Dollar Tree Stores, Inc.	92,400	4,024
	Saks Inc.	96,900	2,069
	Family Dollar Stores, Inc.	48,200	1,654
*	Big Lots Inc.	41,900	1,233
	Dollar General Corp.	13,500	296
	Bon-Ton Stores, Inc.	2,400	96

			Market
			Value•
		Shares	($000)
	Specialty Retail (7.9%)
*	O’Reilly Automotive, Inc.	243,300	8,893
*	Rent-A-Center, Inc.	258,800	6,788
	Advance Auto Parts, Inc.	106,200	4,304
	American Eagle Outfitters, Inc.	160,200	4,111
	Lithia Motors, Inc.	152,500	3,864
*	CarMax, Inc.	142,400	3,631
	Monro Muffler Brake, Inc.	83,150	3,114
*	Hibbett Sports Inc.	107,100	2,932
*	GameStop Corp. Class A	74,800	2,925
*	Aeropostale, Inc.	69,600	2,901
*	^DSW Inc. Class A	72,000	2,507
	Aaron Rents, Inc.	79,530	2,322
	RadioShack Corp.	56,300	1,866
*	Casual Male Retail Group, Inc.	174,500	1,762
*	^Build-A-Bear-Workshop, Inc.	53,000	1,385
	Tiffany & Co.	25,200	1,337
	PetSmart, Inc.	36,400	1,181
	Guess ?, Inc.	23,100	1,110
	Men’s Wearhouse, Inc.	21,250	1,085
*	Urban Outfitters, Inc.	41,300	992
	bebe stores, inc.	50,100	802
	Ross Stores, Inc.	25,000	770
*	Tween Brands, Inc.	16,200	723
*	Dick’s Sporting Goods, Inc.	10,800	628
*	The Children’s Place Retail Stores, Inc.	12,100	625
	OfficeMax, Inc.	15,100	593
*	The Gymboree Corp.	14,300	564
	Christopher & Banks Corp.	32,400	556
*	AnnTaylor Stores Corp.	14,200	503
*	Pacific Sunwear of California, Inc.	21,875	481
*	Charlotte Russe Holding Inc.	17,400	468
*	Select Comfort Corp.	28,200	457
	Williams-Sonoma, Inc.	12,500	395
	Group 1 Automotive, Inc.	9,000	363
*	AutoNation, Inc.	13,400	301
*	Payless ShoeSource, Inc.	8,400	265
	Abercrombie & Fitch Co.	3,000	219
	The Buckle, Inc.	5,500	217
*	J. Crew Group, Inc.	3,800	206
*	Cabela’s Inc.	7,400	164
*	The Dress Barn, Inc.	7,400	152
*	Mothers Work, Inc.	4,800	150
*	CSK Auto Corp.	7,500	138
	Big 5 Sporting Goods Corp.	1,500	38

	Textiles, Apparel & Luxury Goods (3.3%)
	Phillips-Van Heusen Corp.	113,400	6,869
	Columbia Sportswear Co.	83,100	5,707
*	Quiksilver, Inc.	280,800	3,968
*	Crocs, Inc.	75,000	3,227

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Iconix Brand Group Inc.	106,500	2,366
	Polo Ralph Lauren Corp.	13,800	1,354
*	Fossil, Inc.	33,200	979
*	Deckers Outdoor Corp.	9,300	938
	Steven Madden, Ltd.	20,350	667
	Wolverine World Wide, Inc.	19,700	546
*	Under Armour, Inc.	7,900	361
	K-Swiss, Inc.	11,700	331
*	Timberland Co.	12,900	325
	Liz Claiborne, Inc.	7,400	276
*	The Warnaco Group, Inc.	6,500	256
*	Perry Ellis International Corp.	6,200	199
*	Maidenform Brands, Inc.	3,500	70
	Charles & Colvard Ltd.	13,250	66
	Oxford Industries, Inc.	1,000	44
			174,651
Consumer Staples (1.8%)
*	Energizer Holdings, Inc.	41,700	4,153
*	NBTY, Inc.	48,900	2,112
*	Central Garden and Pet Co.	126,500	1,551
	McCormick & Co., Inc.	32,100	1,226
	Corn Products
	International, Inc.	16,700	759
*	Chattem, Inc.	11,100	704
*	Ralcorp Holdings, Inc.	13,100	700
	Church & Dwight, Inc.	12,900	625
*	Rite Aid Corp.	89,200	569
	The Estee Lauder Cos. Inc.
	Class A	10,400	473
	Alberto-Culver Co.	16,000	380
	Mannatech, Inc.	21,000	334
	Spartan Stores, Inc.	9,500	313
*	^USANA Health Sciences, Inc.	6,900	309
*	American Oriental
	Bioengineering, Inc.	22,500	200
*	The Pantry, Inc.	4,300	198
	MGP Ingredients, Inc.	11,200	189
*	BJ’s Wholesale Club, Inc.	4,500	162
	Sanderson Farms, Inc.	3,200	144
	Seaboard Corp.	51	120
	Ingles Markets, Inc.	2,900	100
*	^Jones Soda Co.	6,600	93
	Nature’s Sunshine Inc.	7,200	86
*	Alliance One International, Inc.	5,600	56
			15,556
Energy (2.0%)
	St. Mary Land &
	Exploration Co.	97,000	3,552
*	Helix Energy Solutions
	Group, Inc.	79,300	3,165
	CARBO Ceramics Inc.	64,650	2,832
	World Fuel Services Corp.	52,000	2,187
	Holly Corp.	16,000	1,187
*	Universal Compression
	Holdings, Inc.	14,400	1,044
	Overseas Shipholding

	Group Inc.	10,700	871
	Tesoro Corp.	13,100	749
*	InterOil Corp.	30,300	574
	Frontier Oil Corp.	7,200	315
*	Vaalco Energy, Inc.	53,400	258
*	FMC Technologies Inc.	2,600	206
	Gulf Island Fabrication, Inc.	3,300	115
*	Complete Production
	Services, Inc.	2,900	75
			17,130

			Market
			Value•
		Shares	($000)
Financials (6.3%)
	Cash America
	International Inc.	130,655	5,180
	Highland Hospitality Corp.
	REIT	215,100	4,130
	Equity Inns, Inc. REIT	166,900	3,739
	Cullen/Frost Bankers, Inc.	63,200	3,379
	Jefferies Group, Inc.	121,200	3,270
	SEI Investments Co.	94,400	2,741
*	First Cash Financial
	Services, Inc.	114,300	2,679
	^The First Marblehead Corp.	68,300	2,639
	MHI Hospitality Corp.	240,400	2,575
*	IntercontinentalExchange Inc.	14,900	2,203
	Waddell &
	Reed Financial, Inc.	80,000	2,081
	^QC Holdings Inc.	128,300	1,925
*	^Harris & Harris Group, Inc.	137,800	1,543
	Investors Financial
	Services Corp.	20,100	1,240
	Brown & Brown, Inc.	44,700	1,124
	People’s United Financial Inc.	47,570	843
	A.G. Edwards, Inc.	8,600	727
	City National Corp.	9,100	692
*	Pinnacle Financial
	Partners, Inc.	21,800	640
	TCF Financial Corp.	23,000	639
	American Capital
	Strategies, Ltd.	14,800	629
	Reinsurance Group of
	America, Inc.	9,800	590
*	Philadelphia Consolidated
	Holding Corp.	13,200	552
*	Markel Corp.	1,100	533
*	World Acceptance Corp.	12,200	521
	iStar Financial Inc. REIT	11,100	492
*	EZCORP, Inc.	35,900	475
*	Knight Capital Group, Inc.
	Class A	27,200	452
	Eaton Vance Corp.	9,300	411
	Jones Lang LaSalle Inc.	3,600	409
	Home Properties, Inc. REIT	7,700	400
	Downey Financial Corp.	5,700	376
	The PMI Group Inc.	8,000	357
*	Triad Guaranty, Inc.	8,800	351

*	Affiliated Managers
	Group, Inc.	2,700	348
	Student Loan Corp.	1,700	347
	Advance America, Cash
	Advance Centers, Inc.	16,100	286
	Erie Indemnity Co. Class A	5,000	270
	Odyssey Re Holdings Corp.	5,800	249
*	First Federal Financial Corp.	4,300	244
	Raymond James
	Financial, Inc.	7,750	239
*	AmeriCredit Corp.	8,800	234
	Hancock Holding Co.	5,700	214
	Radian Group, Inc.	3,600	194
	^Fremont General Corp.	16,100	173
	Cohen & Steers, Inc.	3,900	169
	W.R. Berkley Corp.	5,100	166
	^IndyMac Bancorp, Inc.	4,900	143
	Sterling Bancshares, Inc.	11,850	134
	Frontier Financial Corp.	5,900	133
	Apartment Investment &
	Management Co.
	Class A REIT	2,500	126

			Market
			Value•
		Shares	($000)
*	Alleghany Corp.	300	122
*	Meadowbrook Insurance
	Group, Inc.	10,000	110
	Transatlantic Holdings, Inc.	1,400	100
	Entertainment
	Properties Trust REIT	1,800	97
	Independent Bank Corp. (MA)	2,800	83
	Capital Corp. of the West	3,200	77
	Consolidated-Tomoka Land Co.	900	62
	Nara Bancorp, Inc.	3,700	59
*	Alexander’s, Inc. REIT	100	40
	SWS Group, Inc.	1,650	36
	Presidential Life Corp.	1,400	28
	State Auto Financial Corp.	800	25
			55,045
Health Care (20.1%)
	Biotechnology (6.1%)
*	Medarex, Inc.	474,400	6,779
*	PDL BioPharma Inc.	190,800	4,446
*	^XOMA Ltd.	1,415,000	4,302
*	Alkermes, Inc.	220,800	3,224
*	Seattle Genetics, Inc.	313,600	3,076
*	Cepheid, Inc.	166,891	2,437
*	^QLT Inc.	304,500	2,253
*	Acorda Therapeutics Inc.	126,600	2,160
*	Cytokinetics, Inc.	365,400	2,065
*	Arena Pharmaceuticals, Inc.	180,500	1,984
*	Isis Pharmaceuticals, Inc.	196,400	1,901
*	^La Jolla Pharmaceutical Co.	382,000	1,711
*	Human Genome
	Sciences, Inc.	190,000	1,695
*	ImmunoGen, Inc.	300,000	1,665
*	^BioCryst
	Pharmaceuticals, Inc.	184,700	1,428
*	LifeCell Corp.	46,100	1,408
*	^Tercica, Inc.	271,820	1,386
*	Vertex Pharmaceuticals, Inc.	41,300	1,180
*	Bioenvision, Inc.	198,700	1,149
*	^CV Therapeutics, Inc.	82,800	1,094
*	Nuvelo, Inc.	380,100	1,034
*	^Cell Genesys, Inc.	282,000	945
*	ViaCell, Inc.	150,000	830
*	^Iomai Corp.	359,800	655
*	Alnylam Pharmaceuticals Inc.	42,900	652
*	Neurogen Corp.	90,000	598
*	Dyax Corp.	130,100	545
*	Dynavax Technologies Corp.	110,000	455
*	Savient Pharmaceuticals Inc.	17,400	216
*	Allos Therapeutics Inc.	6,200	27

	Health Care Equipment & Supplies (5.1%)
*	IDEXX Laboratories Corp.	104,850	9,922
*	Align Technology, Inc.	214,000	5,170
*	Angiodynamics Inc.	253,220	4,560
*	Conceptus, Inc.	204,600	3,963
*	Haemonetics Corp.	67,000	3,525
*	Natus Medical Inc.	212,000	3,375
	Bausch & Lomb, Inc.	44,000	3,055

*	Cyberonics, Inc.	119,500	2,010
*	^BioLase Technology, Inc.	203,750	1,237
*	Immucor Inc.	40,000	1,119
*	Kinetic Concepts, Inc.	19,700	1,024
*	Orthovita, Inc.	340,200	1,021
	DENTSPLY International Inc.	16,700	639
*	Respironics, Inc.	14,500	618
*	Cytyc Corp.	14,100	608
*	Somanetics Corp.	30,000	549

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	West Pharmaceutical
	Services, Inc.	10,000	472
	Hillenbrand Industries, Inc.	6,300	410
*	Zoll Medical Corp.	15,500	346
*	Edwards Lifesciences Corp.	6,100	301
*	Candela Corp.	9,900	115
*	Cholestech Corp.	1,500	33
*	Abaxis, Inc.	1,100	23

	Health Care Providers & Services (3.0%)
*	Henry Schein, Inc.	97,300	5,199
*	MWI Veterinary Supply Inc.	92,950	3,708
*	Healthways, Inc.	51,280	2,429
*	I-trax, Inc.	566,300	2,361
*	Patterson Cos.	46,600	1,737
*	WellCare Health Plans Inc.	16,000	1,448
*	Sun Healthcare Group Inc.	89,400	1,295
*	Apria Healthcare Group Inc.	40,800	1,174
	Manor Care, Inc.	16,900	1,103
*	AMN Healthcare
	Services, Inc.	46,200	1,016
*	AMERIGROUP Corp.	33,700	802
	Universal Health Services
	Class B	13,000	800
*	Lincare Holdings, Inc.	16,100	642
*	Molina Healthcare Inc.	16,500	504
*	Pediatrix Medical Group, Inc.	7,800	430
*	LifePoint Hospitals, Inc.	10,300	398
	Owens &
	Minor, Inc. Holding Co.	7,400	259
*	Odyssey Healthcare, Inc.	21,600	256
*	MedCath Corp.	7,900	251
*	CorVel Corp.	7,650	200
*	Genesis Healthcare Corp.	2,500	171
*	HMS Holdings Corp.	8,000	153
*	VCA Antech, Inc.	3,300	124
*	LHC Group Inc.	3,000	79
*	Bio-Reference
	Laboratories, Inc.	700	19

	Heath Care Technology (0.0%)
*	Omnicell, Inc.	2,200	46

	Life Science Tools & Services (3.4%)
*	Advanced Magnetics, Inc.	96,100	5,589
*	Bruker BioSciences Corp.	589,600	5,312
*	Nektar Therapeutics	394,300	3,742
*	Illumina, Inc.	82,400	3,345
*	Exelixis, Inc.	247,200	2,991
*	Waters Corp.	37,800	2,244
*	Luminex Corp.	173,000	2,130
*	Affymetrix, Inc.	73,200	1,822
*	Covance, Inc.	11,500	788
	Pharmaceutical Product
	Development, Inc.	14,000	536
*	Techne Corp.	7,400	423

*	Varian, Inc.	6,200	340
*	PAREXEL International Corp.	7,800	328

	Pharmaceuticals (2.5%)
*	Noven Pharmaceuticals, Inc.	181,300	4,251
*	Durect Corp.	952,700	3,668
*	Axcan Pharma Inc.	169,300	3,273
*	^Adolor Corp.	831,300	3,084
*	^DepoMed, Inc.	617,400	2,945
*	Cypress Bioscience, Inc.	100,000	1,326
*	Inspire Pharmaceuticals, Inc.	180,000	1,138
*	Xenoport Inc.	16,700	742

			Market
			Value•
		Shares	($000)
	Medicis Pharmaceutical Corp.	22,400	684
*	King Pharmaceuticals, Inc.	11,600	237
*	Endo Pharmaceuticals
	Holdings, Inc.	5,300	181
*	Hi-Tech Pharmacal Co., Inc.	9,300	111
*	Auxilium Pharmaceuticals, Inc.	4,100	65
*	Santarus Inc.	1,500	8
			175,302
Industrials (16.2%)
	The Dun & Bradstreet Corp.	107,350	11,055
	Donaldson Co., Inc.	254,100	9,033
	Comfort Systems USA, Inc.	489,000	6,934
	Watsco, Inc.	126,850	6,901
*	Stericycle, Inc.	151,800	6,749
*	RBC Bearings Inc.	142,400	5,874
*	The Advisory Board Co.	99,100	5,506
	Horizon Lines Inc.	161,400	5,287
	McGrath RentCorp	152,850	5,150
	Chicago Bridge &
	Iron Co. N.V.	125,100	4,721
	MSC Industrial Direct Co., Inc.
	Class A	76,400	4,202
	Healthcare Services
	Group, Inc.	134,100	3,956
*	Kenexa Corp.	90,200	3,401
*	Taleo Corp. Class A	150,700	3,395
*	Celadon Group Inc.	212,100	3,372
*	Mobile Mini, Inc.	112,300	3,279
	Albany International Corp.	79,900	3,231
*	NCI Building Systems, Inc.	57,600	2,841
	Heartland Express, Inc.	143,340	2,336
*	Huron Consulting Group Inc.	31,000	2,263
*	The Middleby Corp.	33,600	2,010
*	BTU International, Inc.	142,600	1,966
*	Terex Corp.	23,200	1,886
*	^Basin Water, Inc.	215,550	1,875
*	Genlyte Group, Inc.	22,900	1,799
*	Corrections Corp. of America	23,600	1,489
*	TeleTech Holdings Inc.	39,300	1,276
*	Continental Airlines, Inc.
	Class B	28,600	969
*	IHS Inc. Class A	20,700	952
*	Copart, Inc.	30,800	942
	Pall Corp.	19,900	915
	The Manitowoc Co., Inc.	11,100	892
*	Resources Connection, Inc.	24,800	823
*	Exponent, Inc.	36,000	805
*	Jacobs Engineering
	Group Inc.	13,900	799
*	APAC Teleservices, Inc.	328,863	799
*	AGCO Corp.	18,400	799
	Acuity Brands, Inc.	13,200	796
	Raven Industries, Inc.	20,000	714
*	Alliant Techsystems, Inc.	7,200	714
	Carlisle Co., Inc.	15,000	698
	Herman Miller, Inc.	21,000	664
*	Geo Group Inc.	22,300	649
*	Teledyne Technologies, Inc.	13,300	611

*	Beacon Roofing Supply, Inc.	35,250	599
*	Ceradyne, Inc.	7,700	569
*	Consolidated Graphics, Inc.	8,100	561
	Graco, Inc.	13,800	556
	Manpower Inc.	6,000	553
	Lincoln Electric Holdings, Inc.	7,400	549
	Watson Wyatt & Co. Holdings	10,600	535
	Crane Co.	11,200	509
	Nordson Corp.	9,700	487
	^Simpson Manufacturing Co.	14,100	476

			Market
			Value•
		Shares	($000)
*	Volt Information Sciences Inc.	24,250	447
	Kaydon Corp.	8,400	438
*	UAL Corp.	10,000	406
	Harsco Corp.	7,600	395
	J.B. Hunt Transport
	Services, Inc.	13,300	390
*	Thomas & Betts Corp.	6,400	371
	^Encore Wire Corp.	12,600	371
	Arkansas Best Corp.	9,300	362
*	Old Dominion Freight
	Line, Inc.	12,000	362
	American Woodmark Corp.	10,100	349
	Insteel Industries, Inc.	17,400	313
	United Industrial Corp.	4,800	288
	Mueller Industries Inc.	8,300	286
	Forward Air Corp.	8,200	280
*	American Commercial
	Lines Inc.	10,500	274
*	Quanta Services, Inc.	8,600	264
*	Superior Essex Inc.	6,900	258
*	General Cable Corp.	3,400	258
	Fastenal Co.	5,800	243
*	First Solar, Inc.	2,600	232
*	Pinnacle Airlines Corp.	12,000	225
	Landstar System, Inc.	4,500	217
*	II-VI, Inc.	7,900	215
	Lennox International Inc.	6,200	212
*	Kirby Corp.	5,000	192
*	Integrated Electrical
	Services, Inc.	5,200	171
*	Saia, Inc.	6,100	166
*	M&F Worldwide Corp.	2,400	160
*	Gardner Denver Inc.	3,700	157
	Diamond Management and Technology Consultants,Inc.	11,700	154
*	Columbus McKinnon Corp.	4,500	145
*	ExpressJet Holdings, Inc.	23,800	142
*	PeopleSupport Inc.	11,600	132
*	Perini Corp.	2,100	129
	^AMREP Corp.	2,700	128
*	Innovative Solutions and Support, Inc.	4,900	114
*	WESCO International, Inc.	1,800	109
*	US Airways Group Inc.	3,500	106
	Cascade Corp.	1,300	102
*	AZZ Inc.	2,800	94
*	COMSYS IT Partners Inc.	3,800	87
	Gorman-Rupp Co.	2,500	80
	Baldor Electric Co.	1,600	79
*	First Consulting Group, Inc.	6,700	64
	Universal Forest Products, Inc.	1,500	63
*	Lamson & Sessions Co.	2,100	56
	Tredegar Corp.	2,600	55
	Waste Industries USA, Inc.	1,100	38
*	Spherion Corp.	3,500	33
	Apogee Enterprises, Inc.	1,000	28
*	United Stationers, Inc.	400	27
	HNI Corp.	500	21
			141,010

Information Technology (23.4%)
	Communications Equipment (4.0%)
*	Ciena Corp.	185,015	6,685
*	Riverbed Technology, Inc.	86,400	3,786
*	ViaSat, Inc.	115,800	3,717
*	Harris Stratex Networks, Inc.
	Class A	175,125	3,149
*	Sirenza Microdevices, Inc.	245,700	2,916
*	Sycamore Networks, Inc.	685,400	2,755

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Polycom, Inc.	64,700	2,174
*	MRV Communications Inc.	632,700	2,056
*	Mastec Inc.	120,600	1,908
*	Acme Packet, Inc.	125,100	1,437
*	EXFO Electric-Optical
	Engineering, Inc.	191,800	1,339
*	EFJ, Inc.	209,300	1,128
*	CommScope, Inc.	8,800	513
*	Sonus Networks, Inc.	43,100	367
*	UTStarcom, Inc.	61,700	346
*	Avocent Corp.	10,900	316
*	Comtech
	Telecommunications Corp.	4,400	204
*	Bookham, Inc.	76,200	171
*	Interdigital
	Communications Corp.	2,200	71

	Computers & Peripherals (0.5%)
*	Hutchinson Technology, Inc.	139,550	2,625
*	Brocade Communications
	Systems, Inc.	63,500	497
*	QLogic Corp.	29,000	483
*	Western Digital Corp.	24,400	472
	Diebold, Inc.	3,100	162
*	Synaptics Inc.	3,700	132
*	Rimage Corp.	900	28
*	STEC Inc.	3,900	25

	Electronic Equipment & Instruments (3.2%)
*	Trimble Navigation Ltd.	201,000	6,472
*	^Color Kinetics Inc.	120,900	4,039
*	Littelfuse, Inc.	111,000	3,748
*	CDW Corp.	40,900	3,475
*	Avnet, Inc.	45,900	1,819
	X-Rite Inc.	113,000	1,669
*	FLIR Systems, Inc.	27,800	1,286
*	Ingram Micro, Inc. Class A	37,900	823
	Molex, Inc.	24,300	729
*	Anixter International Inc.	6,900	519
*	Rogers Corp.	10,900	403
*	TTM Technologies, Inc.	29,700	386
*	^I.D. Systems, Inc.	28,500	367
*	ScanSource, Inc.	10,100	323
*	Tech Data Corp.	6,400	246
*	Rofin-Sinar Technologies Inc.	3,400	235
	Technitrol, Inc.	7,600	218
	AVX Corp.	12,200	204
	Tektronix, Inc.	5,900	199
*	Brightpoint, Inc.	13,440	185
*	Mettler-Toledo
	International Inc.	1,800	172
*	^Multi-Fineline Electronix, Inc.	7,000	120
*	FARO Technologies, Inc.	3,100	99
	Daktronics, Inc.	2,200	47

	Internet Software & Services (3.0%)

*	Akamai Technologies, Inc.	104,900	5,102
*	Ariba, Inc.	423,799	4,200
*	Vocus, Inc.	156,300	3,925
*	VistaPrint Ltd.	89,200	3,412
	Marchex, Inc.	204,100	3,331
*	ValueClick, Inc.	66,600	1,962
	TheStreet.com, Inc.	125,700	1,368
*	RADVision Ltd.	31,900	671
*	Travelzoo, Inc.	22,500	598
*	The Knot, Inc.	27,500	555
*	Digital River, Inc.	10,000	453

			Market
			Value•
		Shares	($000)
*	SAVVIS, Inc.	7,200	356
*	j2 Global
	Communications, Inc.	7,400	258
*	SonicWALL, Inc.	16,900	145

	IT Services (2.9%)
*	Ness Technologies Inc.	423,300	5,507
*	VeriFone Holdings, Inc.	144,800	5,104
*	Euronet Worldwide, Inc.	171,200	4,992
	^Heartland Payment
	Systems, Inc.	146,800	4,306
*	Alliance Data Systems Corp.	28,600	2,210
*	MPS Group, Inc.	124,050	1,659
	MoneyGram
	International, Inc.	18,300	511
	Total System Services, Inc.	13,700	404
	Global Payments Inc.	8,400	333
*	Ceridian Corp.	7,900	277
	Syntel, Inc.	3,200	97

	Semiconductors &
	Semiconductor Equipment (4.9%)
*	Varian Semiconductor
	Equipment Associates, Inc.	214,050	8,575
*	Microsemi Corp.	241,350	5,780
*	Entegris Inc.	388,650	4,617
*	Nextest Systems Corp.	306,250	4,186
*	FEI Co.	122,750	3,984
*	Pericom
	Semiconductor Corp.	340,700	3,802
*	PLX Technology, Inc.	285,050	3,181
*	Cymer, Inc.	61,600	2,476
*	Verigy Ltd.	71,000	2,031
*	DSP Group Inc.	88,700	1,816
*	Novellus Systems, Inc.	28,700	814
*	RF Micro Devices, Inc.	80,000	499
*	Skyworks Solutions, Inc.	54,500	401
*	^OmniVision
	Technologies, Inc.	21,800	395
*	Amkor Technology, Inc.	20,300	320

	Software (4.9%)
*	Cadence Design
	Systems, Inc.	248,100	5,448
*	VASCO Data Security
	International, Inc.	201,200	4,579
*	Red Hat, Inc.	195,750	4,361
*	Radiant Systems, Inc.	300,300	3,976
*	McAfee Inc.	73,900	2,601
*	BMC Software, Inc.	80,900	2,451
	FactSet Research
	Systems Inc.	34,450	2,355
*	Concur Technologies, Inc.	101,400	2,317
*	Sonic Solutions, Inc.	160,000	2,018
*	The Ultimate Software
	Group, Inc.	69,000	1,996
*	PROS Holdings, Inc.	145,400	1,905
*	Guidance Software Inc.	116,900	1,648

*	SourceForge Inc.	319,600	1,349
*	Ulticom, Inc.	111,000	980
*	Informatica Corp.	49,700	734
*	Synopsys, Inc.	23,100	611
*	Macrovision Corp.	20,300	610
*	Parametric Technology Corp.	22,400	484
*	Citrix Systems, Inc.	13,200	444
*	Mentor Graphics Corp.	31,900	420
*	Sybase, Inc.	12,700	303

			Market
			Value•
		Shares	($000)
*	Compuware Corp.	24,800	294
*	Manhattan Associates, Inc.	9,500	265
*	Activision, Inc.	12,200	228
*	MICROS Systems, Inc.	2,100	114
*	Tyler Technologies, Inc.	6,600	82
*	i2 Technologies, Inc.	2,700	50
			204,481
Materials (3.6%)
	AptarGroup Inc.	286,800	10,199
	Albemarle Corp.	47,300	1,823
*	Pactiv Corp.	51,900	1,655
	International Flavors &
	Fragrances, Inc.	29,400	1,533
*	AK Steel Holding Corp.	38,500	1,439
	Martin Marietta Materials, Inc.	8,500	1,377
	Cleveland-Cliffs Inc.	14,800	1,150
*	Hercules, Inc.	58,000	1,140
	Arch Chemicals, Inc.	30,000	1,054
	Steel Dynamics, Inc.	19,600	821
*	Owens-Illinois, Inc.	21,300	746
*	W.R. Grace & Co.	29,400	720
	Greif Inc. Class A	11,500	686
	NewMarket Corp.	13,500	653
	Eastman Chemical Co.	9,900	637
	Nalco Holding Co.	23,100	634
	Sonoco Products Co.	14,800	634
*	Terra Industries, Inc.	21,300	541
	Sealed Air Corp.	15,000	465
	Reliance Steel &
	Aluminum Co.	7,900	444
	CF Industries Holdings, Inc.	7,100	425
	Chaparral Steel Co.	5,500	395
	Celanese Corp. Series A	9,500	368
*	PolyOne Corp.	45,300	326
	Rock-Tenn Co.	9,300	295
	Airgas, Inc.	5,900	283
	Cabot Corp.	5,900	281
*	Crown Holdings, Inc.	8,700	217
*	Brush Engineered
	Materials Inc.	5,100	214
*	OM Group, Inc.	3,300	175
*	AEP Industries, Inc.	3,500	158
*	Buckeye Technology, Inc.	4,000	62
	A.M. Castle & Co.	1,200	43
			31,593
Telecommunication Services (0.3%)
	NTELOS Holdings Corp.	50,800	1,404
	Telephone &
	Data Systems, Inc.	12,700	795
	Golden Telecom, Inc.	2,500	138
			2,337
Utilities (0.2%)
	^Ormat Technologies Inc.	20,400	769
	Energen Corp.	8,300	456
	CenterPoint Energy Inc.	12,500	218
	ONEOK, Inc.	4,200	212
	OGE Energy Corp.	5,600	205
	Equitable Resources, Inc.	2,900	144

	UGI Corp. Holding Co.	3,100	85
			2,089
Exchange-Traded Fund (0.9%)
2	Vanguard Small-Cap
	Growth ETF	104,300	7,704
Total Common Stocks
(Cost $728,410)			826,898

9

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (9.8%)[1]
Money Market Fund (9.6%)
3	Vanguard Market
	Liquidity Fund, 5.281%	49,031	49,031
3	Vanguard Market
	Liquidity Fund,
	5.281%—Note F	34,752	34,752
			83,783

		Face
		Amount
		($000)
U.S. Agency Obligation (0.2%)
4	Federal Home Loan
	Mortgage Corp.
5	5.197%, 7/9/07	2,000	1,998
Total Temporary Cash Investments
	(Cost $85,780)		85,781
	Total Investments (104.6%)
	(Cost $814,190)		912,679
Other Assets and Liabilities (–4.6%)
	Other Assets—Note C		2,599
	Security Lending Collateral
	Payable to Brokers—Note F		(34,752)
	Other Liabilities		(8,044)
			(40,197)
	Net Assets (100%)
Applicable to 45,690,396 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			872,482
	Net Asset Value Per Share		$19.10

At June 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	726,741	$15.90
Undistributed Net
Investment Income	757.02
Accumulated Net
Realized Gains	46,502	1.02
Unrealized Appreciation
(Depreciation)
Investment Securities	98,489	2.16
Futures Contracts	(7)	—
Net Assets	872,482	$19.10

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.8% and 6.8%, respectively, of net assets. See Note D in Notes to Financial Statements.

2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $1,998,000 and cash of $208,000 have been segregated as initial margin for open futures contracts.

6	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends[1]	1,796
Interest[1]	1,237
Security Lending	437
Total Income	3,470
Expenses
Investment Advisory Fees—Note B
Basic Fee	712
Performance Adjustment	(216)
The Vanguard Group—Note C
Management and Administrative	889
Marketing and Distribution	95
Custodian Fees	41
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Total Expenses	1,534
Net Investment Income	1,936
Realized Net Gain (Loss)
Investment Securities Sold[1]	45,517
Futures Contracts	1,261
Realized Net Gain (Loss)	46,778
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	25,587
Futures Contracts	(36)
Change in Unrealized Appreciation
(Depreciation)	25,551
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,265

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,936	4,078
Realized Net Gain (Loss)	46,778	74,225
Change in Unrealized Appreciation (Depreciation)	25,551	(5,975)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,265	72,328
Distributions
Net Investment Income	(4,226)	(2,929)
Realized Capital Gain[2]	(74,601)	(90,229)
Total Distributions	(78,827)	(93,158)
Capital Share Transactions—Note G
Issued	61,269	169,493
Issued in Lieu of Cash Distributions	78,827	93,158
Redeemed	(86,134)	(162,862)
Net Increase (Decrease) from Capital Share Transactions	53,962	99,789
Total Increase (Decrease)	49,400	78,959
Net Assets
Beginning of Period	823,082	744,123
End of Period[3]	872,482	823,082

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $1,000, $1,185,000, and $0, respectively.

2 Includes fiscal 2007 and 2006 short-term gain distributions totaling $16,945,000 and $20,116,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3	Net Assets—End of Period includes undistributed net investment income of $757,000 and $3,047,000.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.32	$19.61	$19.48	$16.91	$11.99	$16.43
Investment Operations
Net Investment Income (Loss)	.051	.095	.070	(.001)	.014	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.613	2.000	1.031	2.586	4.909	(3.80)
Total from Investment Operations	1.664	2.095	1.101	2.585	4.923	(3.80)
Distributions
Dividends from Net Investment Income	(.101)	(.075)	—	(.015)	(.003)	(.12)
Distributions from Realized Capital Gains	(1.783)	(2.310)	(.971)	—	—	(.52)
Total Distributions	(1.884)	(2.385)	(.971)	(.015)	(.003)	(.64)
Net Asset Value, End of Period	$19.10	$19.32	$19.61	$19.48	$16.91	$11.99

Total Return	9.20%	10.21%	6.26%	15.30%	41.07%	–24.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$872	$823	$744	$752	$621	$383
Ratio of Total Expenses to
Average Net Assets[1]	0.36%*	0.38%	0.40%	0.46%	0.55%	0.57%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.46%*	0.51%	0.35%	(0.01%)	0.09%	0.05%
Portfolio Turnover Rate	67%*	79%	71%	80%	64%	58%

1 Includes performance-based advisory fee increases (decreases) of (0.05%), (0.04%), (0.02%), 0.04%, 0.08%, and 0.07%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC, each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before a decrease of $216,000 (0.05%) based on performance.

13

Vanguard Small Company Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $814,190,000. Net unrealized appreciation of investment securities for tax purposes was $98,489,000, consisting of unrealized gains of $145,782,000 on securities that had risen in value since their purchase and $47,293,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	158	13,305	16
Russell 2000 Index	20	8,421	12
S&P MidCap 400 Index	10	4,521	(35)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended June 30, 2007, the portfolio purchased $267,703,000 of investment securities and sold $278,879,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at June 30, 2007, was $32,133,000, for which the portfolio received cash collateral of $34,752,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	3,180	8,691
Issued in Lieu of Cash Distributions	4,374	4,635
Redeemed	(4,473)	(8,661)
Net Increase (Decrease) in Shares Outstanding	3,081	4,665

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

14

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,091.97	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory agreements with Granahan Investment Management, Inc. (Granahan) and Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board approved a change to the process for the quarterly calculation of the portfolio’s asset-based advisory fee schedules with Granahan and GMO. The calculations now will be based on the average daily net assets managed by each advisor rather than the average month-end net assets.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

Granahan Investment Management.

Granahan, founded by Jack Granahan in 1985, has been an advisor to the Small Company Growth Portfolio since the portfolio’s inception in 1996. With more than 20 years together at Granahan, the members of the portfolio management team continue to execute their disciplined process of identifying attractive small-cap growth companies diversified across all phases of the business life-cycle.

Grantham, Mayo, Van Otterloo. GMO has a diverse product line whose assets are well-distributed across products. U.S. equities, developed-market international equities, emerging-market equities, and global fixed income securities each make up a meaningful portion of GMO’s total business. Sam Wilderman, director of U.S. quantitative equity management at GMO, has been the lead portfolio manager of GMO’s portion of the portfolio since 2005; GMO has managed assets of the portfolio since 2000.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the portfolio’s investment strategy in disciplined fashion, and results have allowed the portfolio to remain competitive versus its benchmark and its peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the Small Company Growth Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rates were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the

About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because Granahan and GMO are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rates without any need for asset-level breakpoints.

The board will consider whether to renew the advisory agreements again after a one-year period.

16

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned 0.8% in the first half of 2007. The portfolio captured most of its target benchmark’s return and outpaced the average return of its mutual fund peers.

The table below shows the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s annualized yield stood at 5.34%, which was 0.37 percentage point higher than at the start of the year.

Rising long-term rates yielded a weak result

Yields moved higher across the bond maturity spectrum over the six-month period. The greatest increases occurred for intermediate- and long-term bonds, whose yields had been unusually low for the past few years.

The rise in yields—which was most pronounced in May and June—was the result of lingering inflationary pressures and a revision in the market’s earlier expectation that the Federal Reserve Board would begin to cut interest rates.

The increase in longer-term rates caused a –1.7% capital loss in the Total Bond Market Index Portfolio for the six months. However, the portfolio’s income return of 2.5% offset its share-price decline. During the period, bond portfolios with shorter durations—a measure of sensitivity to interest-rate changes—generally fared better than those with longer durations. Your portfolio’s intermediate-term duration shielded its net asset value from some of the negative effects of rising rates.

The portfolio’s benchmark does not incur any operating or transaction costs. Thus, the talented team in Vanguard’s Fixed Income Group has developed proprietary portfolio-construction methodologies and trading efficiencies to help the portfolio track the benchmark as precisely as possible.

Low costs also play a vital role in the portfolio’s results. Because its expenses are far below those of its peers, the portfolio is able to pass along a larger share of its returns to you.

Bonds are a useful asset in any market environment

Bonds can serve as a valuable component of a long-term, balanced portfolio in any market environment, even though their returns may sometimes be low, as they were recently. Part of the reason is that bonds provide income that can offset some of the volatility seen in the equity markets. So if an investor has a portfolio dominated by stocks, adding a bond component may help smooth out the inevitable bumps in the road. Bonds also offer the potential for higher returns than those produced by money market investments.

For those seeking the benefits of investing in bonds, a conservative, low-cost portfolio such as the Total Bond Market Index Portfolio offers an opportunity to gain broad exposure to the U.S. bond market.

Total Returns
Six Months Ended
June 30, 2007
Total Bond Market Index Portfolio	0.8%
Lehman U.S. Aggregate Bond Index	1.0
Average Intermediate-Term Investment Grade Debt Fund[1]	0.6

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Intermediate-Term
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.16%	0.96%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard Total Bond Market Index Portfolio

Portfolio Profile

As of June 30, 2007

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	1,955	8,899
Yield	5.3%	—
Yield to Maturity	5.7%[2]	5.7%
Average Coupon	5.5%	5.4%
Average
Effective Maturity	7.3 years	7.3 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.7 years	4.7 years
Expense Ratio	0.16%[4]	—
Short-Term Reserves	0%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	1.00
Beta	1.01

Distribution by Maturity (% of portfolio)

Under 1 Year	3%
1–5 Years	38
5–10 Years	45
10–20 Years	8
20–30 Years	6

Sector Diversification[5] (% of portfolio)

Asset-Backed /Commercial Mortgage-Backed	8%
Finance	8
Foreign	3
Government Mortgage-Backed	37
Industrial	8
Treasury/Agency	33
Utilities	2
Other	1

Distribution by Credit Quality[3] (% of portfolio)

Aaa	80%
Aa	5
A	8
Baa	7

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman U.S. Aggregate Bond Index.

2 Before expenses.

3 Source: Moody’s Investors Service.

4 Annualized.

5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	6.07%	4.22%	0.57%	5.15%	5.72%

1 Six months ended June 30, 2007.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (68.9%)
U.S. Government Securities (23.1%)
U.S. Treasury Bond	10.375%	11/15/12	725	739
U.S. Treasury Bond	3.625%	5/15/13	3,525	3,295
U.S. Treasury Bond	12.000%	8/15/13	1,200	1,291
U.S. Treasury Bond	13.250%	5/15/14	170	195
U.S. Treasury Bond	12.500%	8/15/14	275	316
U.S. Treasury Bond	4.000%	2/15/15	2,725	2,551
U.S. Treasury Bond	11.250%	2/15/15	3,775	5,248
U.S. Treasury Bond	10.625%	8/15/15	160	219
U.S. Treasury Bond	9.250%	2/15/16	200	258
U.S. Treasury Bond	7.250%	5/15/16	985	1,138
U.S. Treasury Bond	8.750%	5/15/17	4,150	5,319
U.S. Treasury Bond	8.875%	8/15/17	10,625	13,769
U.S. Treasury Bond	9.125%	5/15/18	900	1,198
U.S. Treasury Bond	8.875%	2/15/19	2,535	3,354
U.S. Treasury Bond	8.125%	8/15/19	3,420	4,325
U.S. Treasury Bond	8.500%	2/15/20	165	215
U.S. Treasury Bond	8.750%	5/15/20	300	400
U.S. Treasury Bond	8.750%	8/15/20	6,650	8,882
U.S. Treasury Bond	7.875%	2/15/21	205	258
U.S. Treasury Bond	8.125%	5/15/21	85	109
U.S. Treasury Bond	8.125%	8/15/21	225	290
U.S. Treasury Bond	8.000%	11/15/21	220	282
U.S. Treasury Bond	7.250%	8/15/22	210	254
U.S. Treasury Bond	7.625%	11/15/22	1,140	1,428
U.S. Treasury Bond	7.125%	2/15/23	790	949
U.S. Treasury Bond	7.625%	2/15/25	3,450	4,395
U.S. Treasury Bond	6.875%	8/15/25	1,400	1,668
U.S. Treasury Bond	6.000%	2/15/26	25	27
U.S. Treasury Bond	6.750%	8/15/26	10,055	11,901
U.S. Treasury Bond	6.625%	2/15/27	3,940	4,617
U.S. Treasury Bond	6.375%	8/15/27	85	97
U.S. Treasury Bond	5.500%	8/15/28	150	156
U.S. Treasury Bond	5.250%	11/15/28	110	111
U.S. Treasury Bond	6.125%	8/15/29	30	34
U.S. Treasury Bond	6.250%	5/15/30	5,300	6,059
U.S. Treasury Bond	5.375%	2/15/31	3,150	3,236
U.S. Treasury Bond	4.500%	2/15/36	550	498
U.S. Treasury Bond	4.750%	2/15/37	400	377
U.S. Treasury Note	4.875%	4/30/08	1,550	1,548
U.S. Treasury Note	5.625%	5/15/08	2,050	2,060
U.S. Treasury Note	4.875%	5/31/08	5,125	5,121
U.S. Treasury Note	5.125%	6/30/08	15,640	15,655

U.S. Treasury Note	5.000%	7/31/08	1,025	1,025
U.S. Treasury Note	3.250%	8/15/08	100	98
U.S. Treasury Note	4.875%	8/31/08	2,850	2,846
U.S. Treasury Note	4.625%	9/30/08	2,706	2,695
U.S. Treasury Note	3.125%	10/15/08	525	513
U.S. Treasury Note	4.875%	10/31/08	1,525	1,523
U.S. Treasury Note	3.375%	11/15/08	1,625	1,591
U.S. Treasury Note	4.375%	11/15/08	5,600	5,556
U.S. Treasury Note	4.750%	12/31/08	375	374
U.S. Treasury Note	3.250%	1/15/09	350	341
U.S. Treasury Note	4.875%	1/31/09	960	959
U.S. Treasury Note	4.500%	2/15/09	3,820	3,795
U.S. Treasury Note	4.750%	2/28/09	7,350	7,330

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Treasury Note	4.500%	3/31/09	9,725	9,657
	U.S. Treasury Note	3.875%	5/15/09	265	260
	U.S. Treasury Note	4.875%	5/15/09	275	275
	U.S. Treasury Note	4.000%	6/15/09	350	344
	U.S. Treasury Note	3.625%	7/15/09	755	737
	U.S. Treasury Note	3.500%	8/15/09	200	194
	U.S. Treasury Note	4.875%	8/15/09	450	450
	U.S. Treasury Note	3.375%	10/15/09	8,065	7,804
	U.S. Treasury Note	3.500%	12/15/09	1,325	1,283
	U.S. Treasury Note	3.500%	2/15/10	1,150	1,111
	U.S. Treasury Note	6.500%	2/15/10	15,875	16,490
	U.S. Treasury Note	4.000%	3/15/10	1,500	1,467
	U.S. Treasury Note	4.000%	4/15/10	7,425	7,253
	U.S. Treasury Note	3.875%	5/15/10	150	146
	U.S. Treasury Note	4.125%	8/15/10	1,845	1,804
	U.S. Treasury Note	3.875%	9/15/10	1,350	1,310
	U.S. Treasury Note	4.250%	10/15/10	6,060	5,944
	U.S. Treasury Note	4.500%	11/15/10	135	133
	U.S. Treasury Note	4.375%	12/15/10	455	448
	U.S. Treasury Note	4.250%	1/15/11	6,150	6,020
	U.S. Treasury Note	4.500%	2/28/11	1,660	1,638
	U.S. Treasury Note	4.750%	3/31/11	775	771
	U.S. Treasury Note	4.875%	4/30/11	6,250	6,239
	U.S. Treasury Note	5.125%	6/30/11	50	50
	U.S. Treasury Note	4.875%	7/31/11	1,400	1,398
	U.S. Treasury Note	4.500%	9/30/11	735	723
	U.S. Treasury Note	4.625%	10/31/11	15,025	14,847
	U.S. Treasury Note	4.500%	11/30/11	500	492
	U.S. Treasury Note	4.625%	12/31/11	50	49
	U.S. Treasury Note	4.750%	1/31/12	2,325	2,308
	U.S. Treasury Note	4.625%	2/29/12	1,025	1,012
	U.S. Treasury Note	4.500%	3/31/12	5,950	5,839
	U.S. Treasury Note	4.500%	4/30/12	1,800	1,767
	U.S. Treasury Note	4.000%	11/15/12	50	48
	U.S. Treasury Note	3.875%	2/15/13	895	850
	U.S. Treasury Note	4.250%	11/15/13	185	178
	U.S. Treasury Note	4.000%	2/15/14	1,050	994
	U.S. Treasury Note	4.750%	5/15/14	300	296
	U.S. Treasury Note	4.250%	8/15/14	5,950	5,690
	U.S. Treasury Note	4.250%	11/15/14	8,975	8,563
	U.S. Treasury Note	4.250%	8/15/15	25	24
	U.S. Treasury Note	5.125%	5/15/16	725	729
	U.S. Treasury Note	4.875%	8/15/16	5	5
					260,128
Agency Bonds and Notes (9.4%)
	Agency for International
	Development-Egypt (U.S.
	Government Guaranteed)	4.450%	9/15/15	350	331
1	Federal Farm Credit Bank	3.375%	7/15/08	200	196
1	Federal Farm Credit Bank	3.750%	1/15/09	225	220
1	Federal Farm Credit Bank	4.125%	4/15/09	175	172
1	Federal Farm Credit Bank	5.250%	8/3/09	275	275
1	Federal Farm Credit Bank	5.000%	10/23/09	250	249
1	Federal Farm Credit Bank	5.250%	9/13/10	150	150
1	Federal Farm Credit Bank	5.375%	7/18/11	550	553
1	Federal Farm Credit Bank	4.875%	12/16/15	175	169
1	Federal Farm Credit Bank	5.125%	8/25/16	225	219

4

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Farm Credit Bank	4.875%	1/17/17	250	239
1	Federal Home Loan Bank	5.125%	8/8/08	500	499
1	Federal Home Loan Bank	3.875%	8/22/08	4,000	3,944
1	Federal Home Loan Bank	5.800%	9/2/08	1,500	1,510
1	Federal Home Loan Bank	5.865%	9/2/08	1,100	1,107
1	Federal Home Loan Bank	4.750%	4/24/09	4,000	3,972
1	Federal Home Loan Bank	5.375%	7/17/09	250	251
1	Federal Home Loan Bank	5.250%	8/5/09	125	125
1	Federal Home Loan Bank	5.000%	9/18/09	1,000	996
1	Federal Home Loan Bank	5.000%	12/11/09	125	124
1	Federal Home Loan Bank	3.875%	1/15/10	375	363
1	Federal Home Loan Bank	4.375%	3/17/10	600	588
1	Federal Home Loan Bank	4.875%	5/14/10	150	149
1	Federal Home Loan Bank	7.625%	5/14/10	1,850	1,966
1	Federal Home Loan Bank	4.875%	11/18/11	400	394
1	Federal Home Loan Bank	5.750%	5/15/12	575	587
1	Federal Home Loan Bank	3.875%	6/14/13	825	765
1	Federal Home Loan Bank	5.125%	8/14/13	1,925	1,901
1	Federal Home Loan Bank	4.500%	9/16/13	2,300	2,198
1	Federal Home Loan Bank	5.500%	8/13/14	1,600	1,610
1	Federal Home Loan Bank	5.375%	5/18/16	1,800	1,791
1	Federal Home Loan Bank	5.625%	6/13/16	75	76
1	Federal Home Loan Bank	4.750%	12/16/16	2,625	2,488
1	Federal Home Loan Bank	4.875%	5/17/17	125	119
1	Federal Home Loan Bank	5.250%	12/11/20	250	243
1	Federal Home Loan
	Mortgage Corp.	3.375%	4/15/09	2,500	2,427
1	Federal Home Loan
	Mortgage Corp.	5.250%	5/21/09	2,500	2,503
1	Federal Home Loan
	Mortgage Corp.	5.000%	6/11/09	2,375	2,368
1	Federal Home Loan
	Mortgage Corp.	6.625%	9/15/09	3,750	3,859
1	Federal Home Loan
	Mortgage Corp.	4.750%	1/18/11	150	148
1	Federal Home Loan
	Mortgage Corp.	6.000%	6/15/11	2,700	2,771
1	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	250	250
1	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,289
1	Federal Home Loan
	Mortgage Corp.	5.125%	7/15/12	1,100	1,092
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,016
1	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/13	1,300	1,250
1	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	350	335
1	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	1,850	1,801
1	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	3,500	3,421
1	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	2,000	1,973
1	Federal Home Loan
	Mortgage Corp.	5.125%	10/18/16	1,000	975

1	Federal Home Loan
	Mortgage Corp.	5.000%	12/14/18	615	575
1	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	457
1	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	1,750
1	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	425	462
1	Federal National Mortgage Assn.	3.875%	7/15/08	5,500	5,422
1	Federal National Mortgage Assn.	5.000%	9/15/08	3,000	2,993
1	Federal National Mortgage Assn.	4.500%	10/15/08	2,000	1,982
1	Federal National Mortgage Assn.	4.875%	4/15/09	750	747
1	Federal National Mortgage Assn.	6.625%	9/15/09	5,060	5,208
1	Federal National Mortgage Assn.	7.250%	1/15/10	3,010	3,156

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	4.250%	8/15/10	1,200	1,167
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	412
1	Federal National Mortgage Assn.	5.500%	3/15/11	1,000	1,009
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,025	1,014
1	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,499
1	Federal National Mortgage Assn.	4.875%	5/18/12	350	344
1	Federal National Mortgage Assn.	4.375%	9/15/12	350	335
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	486
1	Federal National Mortgage Assn.	4.375%	3/15/13	650	619
1	Federal National Mortgage Assn.	4.625%	5/1/13	475	456
1	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	2,832
1	Federal National Mortgage Assn.	4.125%	4/15/14	1,500	1,393
1	Federal National Mortgage Assn.	4.625%	10/15/14	1,000	953
1	Federal National Mortgage Assn.	4.375%	10/15/15	500	465
1	Federal National Mortgage Assn.	5.250%	9/15/16	1,150	1,135
1	Federal National Mortgage Assn.	4.875%	12/15/16	1,500	1,435
1	Federal National Mortgage Assn.	5.000%	2/13/17	925	896
1	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	1,928
1	Federal National Mortgage Assn.	7.125%	1/15/30	1,425	1,706
1	Federal National Mortgage Assn.	7.250%	5/15/30	300	366
1	Federal National Mortgage Assn.	6.625%	11/15/30	600	678
	Private Export Funding Corp.	7.200%	1/15/10	400	418
	State of Israel (U.S.Government Guaranteed)	5.500%	9/18/23	150	150
	State of Israel (U.S.Government Guaranteed)	5.500%	12/4/23	50	50
	State of Israel (U.S.Government Guaranteed)	5.500%	4/26/24	75	74
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,186
1	Tennessee Valley Auth.	4.650%	6/15/35	175	152
1	Tennessee Valley Auth.	5.375%	4/1/56	50	48
					105,975
Mortgage-Backed Securities (36.4%)
	Conventional Mortgage-Backed Securities (33.5%)
[1,2]	Federal Home Loan
	Mortgage Corp.	4.000%	8/1/08–
			9/1/20	4,861	4,551
[1,2]	Federal Home Loan
	Mortgage Corp.	4.500%	3/1/09–
			8/1/35	16,873	15,972
[1,2]	Federal Home Loan
	Mortgage Corp.	5.000%	3/1/08–
			3/1/37	41,035	38,837
[1,2]	Federal Home Loan
	Mortgage Corp.	5.500%	11/1/08–
			6/1/37	54,176	52,404
[1,2]	Federal Home Loan
	Mortgage Corp.	6.000%	7/1/08–
			1/1/37	21,813	21,669
[1,2]	Federal Home Loan
	Mortgage Corp.	6.500%	2/1/08–
			10/1/36	6,444	6,537
[1,2]	Federal Home Loan
	Mortgage Corp.	7.000%	9/1/07–
			9/1/36	3,063	3,157
[1,2]	Federal Home Loan
	Mortgage Corp.	7.500%	10/1/09–
			12/1/30	334	345
[1,2]	Federal Home Loan
	Mortgage Corp.	8.000%	10/1/09–
			7/1/30	260	274

[1,2]	Federal Home Loan
	Mortgage Corp.	8.500%	3/1/23–
			11/1/30	85	90
[1,2]	Federal Home Loan
	Mortgage Corp.	9.000%	5/1/27–
			5/1/30	12	13
[1,2]	Federal Home Loan
	Mortgage Corp.	9.500%	1/1/25–
			2/1/25	5	6

5

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal Home Loan
	Mortgage Corp.	10.000%	3/1/17–
			11/1/19	5	6
[1,2]	Federal National Mortgage Assn.	4.000%	12/1/10–
			6/1/19	1,850	1,746
[1,2]	Federal National Mortgage Assn.	4.500%	9/1/11–
			10/1/35	16,908	15,886
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–
			5/1/37	59,987	56,690
[1,2]	Federal National Mortgage Assn.	5.500%	3/1/17–
			7/1/37	63,565	61,552
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–
			2/1/37	43,206	42,861
[1,2]	Federal National Mortgage Assn.	6.500%	8/1/08–
			6/1/37	13,732	13,901
[1,2]	Federal National Mortgage Assn.	7.000%	10/1/07–
			7/1/37	2,741	2,819
[1,2]	Federal National Mortgage Assn.	7.500%	1/1/08–
			7/1/32	362	373
[1,2]	Federal National Mortgage Assn.	8.000%	2/1/08–
			11/1/30	129	137
[1,2]	Federal National Mortgage Assn.	8.500%	7/1/22–
			4/1/31	52	54
[1,2]	Federal National Mortgage Assn.	9.000%	6/1/22–
			12/1/24	13	13
[1,2]	Federal National Mortgage Assn.	9.500%	12/1/18–
			2/1/25	10	11
[1,2]	Federal National Mortgage Assn.	10.000%	8/1/20–
			8/1/21	4	4
[1,2]	Federal National Mortgage Assn.	10.500%	8/1/20	2	2
2	Government National
	Mortgage Assn.	4.500%	8/15/18–
			8/15/35	836	779
2	Government National
	Mortgage Assn.	5.000%	3/15/18–
			1/20/37	8,076	7,655
2	Government National
	Mortgage Assn.	5.500%	6/15/18–
			6/20/37	13,867	13,450
2	Government National
	Mortgage Assn.	6.000%	3/15/09–
			7/1/37	10,380	10,323
2	Government National
	Mortgage Assn.	6.500%	10/15/08–
			7/1/37	4,357	4,432
2	Government National
	Mortgage Assn.	7.000%	10/15/08–
			8/20/36	1,038	1,072
2	Government National
	Mortgage Assn.	7.500%	5/15/08–
			1/15/31	304	313
2	Government National
	Mortgage Assn.	8.000%	3/15/08–
			12/15/30	180	190
2	Government National
	Mortgage Assn.	8.500%	7/15/09–
			7/15/30	55	59

2	Government National
	Mortgage Assn.	9.000%	4/15/16–
			7/15/30	100	106
2	Government National
	Mortgage Assn.	9.500%	4/15/17–
			12/15/21	15	16
2	Government National
	Mortgage Assn.	10.000%	5/15/20	2	2
2	Government National
	Mortgage Assn.	10.500%	5/15/19	12	14
2	Government National
	Mortgage Assn.	11.000%	10/15/15	5	5

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Government National
	Mortgage Assn.	11.500%	2/15/13	3	3

	Nonconventional Mortgage-Backed Securities (2.9%)
[1,2]	Federal Home Loan
	Mortgage Corp.	4.292%	4/1/36	1,059	1,041
[1,2]	Federal Home Loan
	Mortgage Corp.	4.331%	11/1/33	139	138
[1,2]	Federal Home Loan
	Mortgage Corp.	4.599%	11/1/34	475	464
[1,2]	Federal Home Loan
	Mortgage Corp.	4.623%	4/1/35	557	543
[1,2]	Federal Home Loan
	Mortgage Corp.	4.667%	12/1/35	731	719
[1,2]	Federal Home Loan
	Mortgage Corp.	4.699%	12/1/34	202	199
[1,2]	Federal Home Loan
	Mortgage Corp.	4.792%	7/1/35	954	936
[1,2]	Federal Home Loan
	Mortgage Corp.	5.279%	3/1/36	560	557
[1,2]	Federal Home Loan
	Mortgage Corp.	5.326%	12/1/36	202	201
[1,2]	Federal Home Loan
	Mortgage Corp.	5.427%	3/1/37	491	485
[1,2]	Federal Home Loan
	Mortgage Corp.	5.457%	4/1/37	664	656
[1,2]	Federal Home Loan
	Mortgage Corp.	5.584%	5/1/36	483	486
[1,2]	Federal Home Loan
	Mortgage Corp.	5.625%	4/1/37	476	475
[1,2]	Federal Home Loan
	Mortgage Corp.	5.707%	12/1/36	707	705
[1,2]	Federal Home Loan
	Mortgage Corp.	5.716%	3/1/37	978	974
[1,2]	Federal Home Loan
	Mortgage Corp.	5.773%	5/1/36	256	257
[1,2]	Federal Home Loan
	Mortgage Corp.	5.855%	4/1/37	603	606
[1,2]	Federal Home Loan
	Mortgage Corp.	5.875%	5/1/37	600	593
[1,2]	Federal National Mortgage Assn.	4.135%	5/1/34	252	243
[1,2]	Federal National Mortgage Assn.	4.423%	8/1/35	960	934
[1,2]	Federal National Mortgage Assn.	4.431%	4/1/36	807	799
[1,2]	Federal National Mortgage Assn.	4.571%	1/1/35	1,041	1,021
[1,2]	Federal National Mortgage Assn.	4.591%	11/1/34	516	497
[1,2]	Federal National Mortgage Assn.	4.633%	11/1/33	136	133
[1,2]	Federal National Mortgage Assn.	4.644%	9/1/34	468	457
[1,2]	Federal National Mortgage Assn.	4.707%	10/1/34	255	251
[1,2]	Federal National Mortgage Assn.	4.734%	9/1/35	365	358
[1,2]	Federal National Mortgage Assn.	4.760%	6/1/34	190	187
[1,2]	Federal National Mortgage Assn.	4.760%	9/1/34	113	112
[1,2]	Federal National Mortgage Assn.	4.781%	4/1/36	962	955
[1,2]	Federal National Mortgage Assn.	4.782%	10/1/34	526	518
[1,2]	Federal National Mortgage Assn.	4.840%	4/1/37	683	677
[1,2]	Federal National Mortgage Assn.	4.958%	7/1/35	146	144
[1,2]	Federal National Mortgage Assn.	5.089%	12/1/35	880	869
[1,2]	Federal National Mortgage Assn.	5.095%	1/1/36	458	453
[1,2]	Federal National Mortgage Assn.	5.107%	2/1/36	132	130

[1,2]	Federal National Mortgage Assn.	5.140%	12/1/35	866	855
[1,2]	Federal National Mortgage Assn.	5.300%	3/1/37	396	392
[1,2]	Federal National Mortgage Assn.	5.477%	2/1/36	584	579
[1,2]	Federal National Mortgage Assn.	5.512%	5/1/37	365	364
[1,2]	Federal National Mortgage Assn.	5.626%	7/1/36	177	178
[1,2]	Federal National Mortgage Assn.	5.662%	1/1/37	473	472
[1,2]	Federal National Mortgage Assn.	5.670%	6/1/36	252	254
[1,2]	Federal National Mortgage Assn.	5.670%	3/1/37	497	497
[1,2]	Federal National Mortgage Assn.	5.695%	3/1/37	1,454	1,451
[1,2]	Federal National Mortgage Assn.	5.699%	2/1/37	1,374	1,379
[1,2]	Federal National Mortgage Assn.	5.709%	2/1/37	945	944

6

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	5.744%	12/1/36	1,438	1,438
[1,2]	Federal National Mortgage Assn.	5.744%	3/1/37	1,227	1,225
[1,2]	Federal National Mortgage Assn.	5.757%	4/1/36	426	428
[1,2]	Federal National Mortgage Assn.	5.780%	4/1/37	286	286
[1,2]	Federal National Mortgage Assn.	5.804%	4/1/37	490	485
[1,2]	Federal National Mortgage Assn.	5.825%	6/1/37	1,500	1,497
[1,2]	Federal National Mortgage Assn.	5.853%	1/1/36	279	281
[1,2]	Federal National Mortgage Assn.	5.892%	9/1/36	1,094	1,100
					411,207
Total U.S. Government and Agency Obligations (Cost $790,752)					777,310
Corporate Bonds (26.9%)
Asset-Backed/Commercial Mortgage-Backed Securities (8.9%)
[2,4]	BA Covered Bond Issuer	5.500%	6/14/12	1,150	1,154
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.610%	11/15/33	2,100	2,094
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.405%	12/11/40	375	364
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.302%	10/12/42	1,000	962
[2,3]	Capital One Master Trust	5.510%	10/15/10	3,195	3,196
2	Capital One Multi-Asset
	Execution Trust	3.650%	7/15/11	1,500	1,472
2	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	961
[2,3]	Chase Issuance Trust	5.330%	12/15/10	9,300	9,299
[2,3]	Chase Issuance Trust	5.330%	2/15/11	1,500	1,502
2	Chase Issuance Trust	4.650%	12/17/12	800	783
2	Citibank Credit Card
	Issuance Trust	2.900%	5/17/10	1,000	980
2	Citibank Credit Card
	Issuance Trust	3.500%	8/16/10	2,000	1,961
[2,4]	Citicorp Lease
	Pass-Through Trust	8.040%	12/15/19	500	569
[2,4]	Commercial Mortgage
	Lease-Backed Certificate	6.746%	6/20/31	880	900
2	Countrywide Home Loans	4.047%	5/25/33	294	289
2	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	3,500	3,552
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	850	811
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	180	178
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	700	700
[2,3]	DaimlerChrysler Master
	Owner Trust	5.330%	8/17/09	8,500	8,500
[2,3]	Discover Card Master Trust I	5.340%	5/15/10	4,000	4,002
[2,3]	Discover Card Master Trust I	5.340%	5/15/11	3,000	3,004
2	First Union National Bank
	Commercial Mortgage Trust	6.223%	12/12/33	2,100	2,145
[2,3]	Fleet Credit Card Master Trust II	5.460%	4/15/10	4,500	4,503
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	273	271
2	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	1,203	1,209
2	GE Capital Credit Card
	Master Note Trust	5.080%	9/15/12	1,350	1,345
2	GMAC Commercial
	Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,418

[2,3]	Gracechurch Card Funding PLC	5.430%	3/15/10	5,000	5,006
[2,3]	Gracechurch Card Funding PLC	5.330%	6/15/10	1,000	1,001
[2,3]	Gracechurch Card Funding PLC	5.330%	9/15/10	3,000	3,002
[2,3]	Gracechurch Card Funding PLC	5.330%	11/15/10	2,000	2,003
2	Honda Auto Receivables
	Owner Trust	4.610%	8/17/09	977	973
2	Honda Auto Receivables
	Owner Trust	5.300%	7/21/10	500	500
2	Honda Auto Receivables
	Owner Trust	5.120%	10/15/10	1,000	996
2	JPMorgan Chase Commercial
	Mortgage Securities	4.200%	7/12/35	1,218	1,182
2	JPMorgan Chase Commercial
	Mortgage Securities	4.697%	7/15/42	2,000	1,907

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	LB–UBS Commercial
	Mortgage Trust	4.786%	10/15/29	1,500	1,410
2	LB–UBS Commercial
	Mortgage Trust	4.885%	9/15/30	1,950	1,915
2	LB–UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	241
[2,3]	MBNA Credit Card Master
	Note Trust	5.320%	12/15/10	5,000	5,004
2	MBNA Credit Card Master
	Note Trust	4.300%	2/15/11	250	247
2	MBNA Master Credit Card Trust	7.000%	2/15/12	1,400	1,451
2	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,161
2	Morgan Stanley Capital I	5.230%	9/15/42	2,625	2,525
2	Morgan Stanley
	Dean Witter Capital I	5.980%	1/15/39	2,500	2,523
2	Nissan Auto Receivables
	Owner Trust	4.190%	7/15/09	154	153
2	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	200	194
2	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	600	595
2	PNC Mortgage
	Acceptance Corp.	7.300%	10/12/33	1,933	2,005
2	PSE&G Transition Funding LLC	6.890%	12/15/17	500	541
2	Salomon Brothers
	Mortgage Securities VII	4.115%	9/25/33	815	803
2	USAA Auto Owner Trust	4.550%	2/16/10	480	478
2	USAA Auto Owner Trust	5.360%	2/15/11	750	751
2	Volkswagen Auto Loan
	Enhanced Trust	4.800%	7/20/09	627	625
2	Wachovia Auto Owner Trust	4.790%	4/20/10	800	798
2	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	2,000	1,945
2	World Omni Auto
	Receivables Trust	3.540%	6/12/09	238	237
					100,296
Finance (7.9%)
	Banking (3.2%)
	Abbey National PLC	7.950%	10/26/29	150	181
	AmSouth Bank NA	5.200%	4/1/15	150	144
	BAC Capital Trust XI	6.625%	5/23/36	150	153
	Bank of America Corp.	3.375%	2/17/09	250	243
	Bank of America Corp.	4.250%	10/1/10	50	48
	Bank of America Corp.	4.375%	12/1/10	100	97
	Bank of America Corp.	6.250%	4/15/12	350	361
	Bank of America Corp.	5.375%	6/15/14	170	167
	Bank of America Corp.	5.125%	11/15/14	1,530	1,477
	Bank of America Corp.	5.250%	12/1/15	200	192
	Bank of America Corp.	5.750%	8/15/16	100	99
	Bank of America Corp.	5.625%	10/14/16	100	98
	Bank of America Corp.	5.300%	3/15/17	250	240
	Bank of America Corp.	5.420%	3/15/17	100	96
	Bank of America Corp.	5.625%	3/8/35	450	403
	Bank of New York Co., Inc.	6.375%	4/1/12	100	103
	Bank of New York Co., Inc.	4.950%	3/15/15	200	190
	Bank of Tokyo–Mitsubishi	8.400%	4/15/10	175	188
	Bank One Corp.	2.625%	6/30/08	50	49
	Bank One Corp.	6.000%	2/17/09	1,000	1,009

	Bank One Corp.	7.875%	8/1/10	50	53
	Bank One Corp.	5.250%	1/30/13	50	49
	Bank One Corp.	4.900%	4/30/15	100	94
	BankAmerica Corp.	5.875%	2/15/09	300	303
2	Barclays Bank PLC	6.278%	12/29/49	80	74
	BB&T Corp.	6.500%	8/1/11	125	129
	BB&T Corp.	4.750%	10/1/12	125	120
	BB&T Corp.	5.200%	12/23/15	125	120
	BB&T Corp.	5.625%	9/15/16	175	171
	BB&T Corp.	4.900%	6/30/17	75	69
	BB&T Corp.	6.750%	6/7/36	175	181
	Charter One Bank N.A.	5.500%	4/26/11	300	300
	Citigroup, Inc.	3.625%	2/9/09	25	24

7

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup, Inc.	4.250%	7/29/09	200	196
	Citigroup, Inc.	4.625%	8/3/10	600	587
	Citigroup, Inc.	6.500%	1/18/11	550	567
	Citigroup, Inc.	5.100%	9/29/11	700	690
	Citigroup, Inc.	6.000%	2/21/12	150	153
	Citigroup, Inc.	5.625%	8/27/12	100	100
	Citigroup, Inc.	5.125%	5/5/14	50	48
	Citigroup, Inc.	5.000%	9/15/14	775	737
	Citigroup, Inc.	4.875%	5/7/15	200	188
	Citigroup, Inc.	4.700%	5/29/15	50	47
	Citigroup, Inc.	5.300%	1/7/16	225	217
	Citigroup, Inc.	6.625%	6/15/32	100	106
	Citigroup, Inc.	5.875%	2/22/33	325	308
	Citigroup, Inc.	6.000%	10/31/33	250	243
	Citigroup, Inc.	6.125%	8/25/36	100	98
	Citigroup, Inc.	5.875%	5/29/37	50	48
	Colonial Bank NA	6.375%	12/1/15	50	50
	Comerica Bank	5.750%	11/21/16	225	220
	Comerica Bank	5.200%	8/22/17	75	70
	Compass Bank	5.900%	4/1/26	50	48
	Credit Suisse
	First Boston USA, Inc.	4.875%	8/15/10	675	665
	Credit Suisse
	First Boston USA, Inc.	5.250%	3/2/11	150	149
	Credit Suisse
	First Boston USA, Inc.	6.125%	11/15/11	250	255
	Credit Suisse
	First Boston USA, Inc.	6.500%	1/15/12	400	416
	Credit Suisse
	First Boston USA, Inc.	5.125%	1/15/14	65	63
	Credit Suisse
	First Boston USA, Inc.	4.875%	1/15/15	550	521
	Credit Suisse
	First Boston USA, Inc.	5.125%	8/15/15	435	416
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	293
	Fifth Third Bank	4.200%	2/23/10	100	97
	First Tennessee Bank	5.050%	1/15/15	50	47
	FirstStar Bank	7.125%	12/1/09	250	260
	Fleet Capital Trust II	7.920%	12/11/26	400	416
4	HBOS Treasury Services PLC	5.250%	2/21/17	550	538
	HSBC Bank USA	5.625%	8/15/35	250	228
	HSBC Holdings PLC	7.500%	7/15/09	350	364
	HSBC Holdings PLC	7.625%	5/17/32	100	116
	HSBC Holdings PLC	7.350%	11/27/32	100	112
	HSBC Holdings PLC	6.500%	5/2/36	350	361
	JP Morgan Chase Capital XXII	6.450%	2/2/37	100	95
	JPM Capital Trust	6.550%	9/29/36	125	123
	JPMorgan Capital Trust	5.875%	3/15/35	200	184
	JPMorgan Chase & Co.	5.600%	6/1/11	450	452
	JPMorgan Chase & Co.	4.500%	1/15/12	300	288
	JPMorgan Chase & Co.	6.625%	3/15/12	100	104
	JPMorgan Chase & Co.	5.750%	1/2/13	350	351
	JPMorgan Chase & Co.	5.375%	1/15/14	25	24
	JPMorgan Chase & Co.	4.875%	3/15/14	230	219
	JPMorgan Chase & Co.	5.125%	9/15/14	410	394
	JPMorgan Chase & Co.	4.750%	3/1/15	25	23

	JPMorgan Chase & Co.	5.250%	5/1/15	525	503
	JPMorgan Chase & Co.	5.150%	10/1/15	150	143
	JPMorgan Chase & Co.	5.875%	6/13/16	25	25
	JPMorgan Chase & Co.	6.125%	6/27/17	75	76
	JPMorgan Chase & Co.	5.850%	8/1/35	150	137
	Key Bank NA	5.800%	7/1/14	125	125
	Key Bank NA	4.950%	9/15/15	150	140
	Key Bank NA	5.450%	3/3/16	150	145
	Marshall & Ilsley Bank	4.850%	6/16/15	275	259
	MBNA Corp.	6.125%	3/1/13	125	127
	Mellon Bank NA	4.750%	12/15/14	50	47
	Mellon Funding Corp.	5.000%	12/1/14	300	286
	NB Capital Trust IV	8.250%	4/15/27	200	208
	North Fork Bancorp., Inc.	5.875%	8/15/12	150	149
4	Northern Rock PLC	5.625%	6/22/17	1,150	1,149
	PNC Bank NA	4.875%	9/21/17	75	69

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PNC Funding Corp.	5.250%	11/15/15	100	96
	PNC Funding Corp.	5.625%	2/1/17	75	73
	Regions Financial Corp.	4.500%	8/8/08	100	99
	Regions Financial Corp.	7.750%	3/1/11	300	321
	Regions Financial Corp.	6.375%	5/15/12	200	206
2	Regions Financial Corp.	6.625%	5/15/47	100	96
	Royal Bank of Canada	4.125%	1/26/10	225	218
	Royal Bank of Canada	5.650%	7/20/11	100	101
	Royal Bank of
	Scotland Group PLC	5.000%	11/12/13	300	291
	Royal Bank of
	Scotland Group PLC	5.050%	1/8/15	50	48
2	Royal Bank of
	Scotland Group PLC	7.648%	8/29/49	450	499
	Santander Central
	Hispano Issuances	7.625%	9/14/10	375	399
	Santander Finance Issuances	6.375%	2/15/11	50	51
	Sanwa Bank Ltd.	8.350%	7/15/09	100	105
	Sanwa Bank Ltd.	7.400%	6/15/11	500	532
	Southtrust Corp.	5.800%	6/15/14	50	50
	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	195
	Sumitomo Bank International
	Finance NV	8.500%	6/15/09	150	158
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	445	487
	SunTrust Banks, Inc.	5.000%	9/1/15	100	94
	SunTrust Banks, Inc.	5.200%	1/17/17	100	95
	SunTrust Banks, Inc.	5.450%	12/1/17	300	287
2	Suntrust Capital	6.100%	12/1/66	50	46
	Swiss Bank Corp.	7.000%	10/15/15	250	269
	Swiss Bank Corp.	7.375%	6/15/17	100	111
	Synovus Financial Corp.	5.125%	6/15/17	125	117
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	158
	Union Bank of California NA	5.950%	5/11/16	100	100
	UnionBanCal Corp.	5.250%	12/16/13	50	48
	US Bank NA	4.950%	10/30/14	425	405
	Wachovia Bank NA	4.875%	2/1/15	270	255
	Wachovia Bank NA	5.850%	2/1/37	300	286
	Wachovia Corp.	3.625%	2/17/09	575	560
	Wachovia Corp.	4.375%	6/1/10	125	122
	Wachovia Corp.	7.800%	8/18/10	75	80
	Wachovia Corp.	5.300%	10/15/11	175	173
	Wachovia Corp.	4.875%	2/15/14	50	48
	Wachovia Corp.	5.250%	8/1/14	205	198
	Wachovia Corp.	5.625%	10/15/16	125	122
	Wachovia Corp.	5.750%	6/15/17	150	148
4	Wachovia Corp.	8.000%	12/15/26	600	624
	Wachovia Corp.	5.500%	8/1/35	450	403
	Washington Mutual Bank	6.875%	6/15/11	450	467
	Washington Mutual Bank	5.650%	8/15/14	125	121
	Washington Mutual Bank	5.125%	1/15/15	50	47
	Washington Mutual, Inc.	4.200%	1/15/10	150	145
	Washington Mutual, Inc.	5.000%	3/22/12	175	169
	Washington Mutual, Inc.	5.250%	9/15/17	50	47
	Wells Fargo & Co.	3.125%	4/1/09	350	337
	Wells Fargo & Co.	4.200%	1/15/10	575	560
	Wells Fargo & Co.	4.875%	1/12/11	225	221
	Wells Fargo & Co.	5.300%	8/26/11	75	74
	Wells Fargo & Co.	4.950%	10/16/13	350	336

Wells Fargo & Co.	4.625%	4/15/14	75	70
Wells Fargo & Co.	5.000%	11/15/14	50	48
Wells Fargo & Co.	5.375%	2/7/35	200	182
Wells Fargo Bank NA	4.750%	2/9/15	825	772
Wells Fargo Bank NA	5.950%	8/26/36	50	48
World Savings Bank, FSB	4.125%	12/15/09	150	146
Zions Bancorp.	5.500%	11/16/15	175	169

Brokerage (1.5%)
Ameriprise Financial Inc.	5.350%	11/15/10	150	149
Ameriprise Financial Inc.	5.650%	11/15/15	125	122
Bear Stearns Co., Inc.	4.550%	6/23/10	325	316
Bear Stearns Co., Inc.	5.350%	2/1/12	50	49
Bear Stearns Co., Inc.	5.700%	11/15/14	225	221

8

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	48
	Bear Stearns Co., Inc.	5.550%	1/22/17	650	614
	Goldman Sachs Group, Inc.	3.875%	1/15/09	55	54
	Goldman Sachs Group, Inc.	6.650%	5/15/09	500	511
	Goldman Sachs Group, Inc.	7.350%	10/1/09	300	312
	Goldman Sachs Group, Inc.	4.500%	6/15/10	340	331
	Goldman Sachs Group, Inc.	6.875%	1/15/11	25	26
	Goldman Sachs Group, Inc.	6.600%	1/15/12	625	649
	Goldman Sachs Group, Inc.	5.700%	9/1/12	150	150
	Goldman Sachs Group, Inc.	5.250%	4/1/13	250	244
	Goldman Sachs Group, Inc.	4.750%	7/15/13	100	94
	Goldman Sachs Group, Inc.	5.250%	10/15/13	50	48
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	130
	Goldman Sachs Group, Inc.	5.000%	10/1/14	25	24
	Goldman Sachs Group, Inc.	5.125%	1/15/15	290	276
	Goldman Sachs Group, Inc.	5.350%	1/15/16	500	479
	Goldman Sachs Group, Inc.	5.750%	10/1/16	350	342
	Goldman Sachs Group, Inc.	5.625%	1/15/17	450	432
	Goldman Sachs Group, Inc.	5.950%	1/15/27	125	118
	Goldman Sachs Group, Inc.	6.125%	2/15/33	125	120
	Goldman Sachs Group, Inc.	6.345%	2/15/34	400	382
	Goldman Sachs Group, Inc.	6.450%	5/1/36	225	221
	Janus Capital Group	5.875%	9/15/11	75	75
	Janus Capital Group	6.700%	6/15/17	50	51
	Jefferies Group Inc.	6.450%	6/8/27	375	370
	Jefferies Group Inc.	6.250%	1/15/36	175	167
4	Lazard Group	6.850%	6/15/17	125	125
	Lehman Brothers Holdings, Inc.	3.500%	8/7/08	50	49
	Lehman Brothers Holdings, Inc.	3.600%	3/13/09	200	195
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	25	24
	Lehman Brothers Holdings, Inc.	5.000%	1/14/11	150	147
	Lehman Brothers Holdings, Inc.	6.625%	1/18/12	550	570
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	300	295
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	300	300
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	425	411
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	150	145
2	Lehman Brothers Holdings, Inc.	6.000%	5/3/32	175	165
	Merrill Lynch & Co., Inc.	3.125%	7/15/08	475	462
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	50	49
	Merrill Lynch & Co., Inc.	6.000%	2/17/09	75	76
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	225	219
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	595	584
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	25	25
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	125	119
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	25	25
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	475	451
	Merrill Lynch & Co., Inc.	5.300%	9/30/15	175	168
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	225	223
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	150	144
	Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	78
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	375	366
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	175	165
	Morgan Stanley Dean Witter	4.000%	1/15/10	750	725
	Morgan Stanley Dean Witter	4.250%	5/15/10	400	388
	Morgan Stanley Dean Witter	6.750%	4/15/11	250	259
	Morgan Stanley Dean Witter	5.625%	1/9/12	300	300
	Morgan Stanley Dean Witter	6.600%	4/1/12	250	259

Morgan Stanley Dean Witter	4.750%	4/1/14	525	491
Morgan Stanley Dean Witter	5.375%	10/15/15	175	168
Morgan Stanley Dean Witter	5.750%	10/18/16	300	292
Morgan Stanley Dean Witter	5.450%	1/9/17	500	481
Morgan Stanley Dean Witter	5.550%	4/27/17	275	263
Morgan Stanley Dean Witter	6.250%	8/9/26	450	447
Morgan Stanley Dean Witter	7.250%	4/1/32	150	167

Finance Companies (1.7%)
Allied Capital Corp.	6.000%	4/1/12	75	74
American Express
Centurion Bank	4.375%	7/30/09	225	221
American Express Co.	5.250%	9/12/11	100	99
American Express Co.	5.500%	9/12/16	100	98

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	American Express Co.	6.800%	9/1/66	200	206
	American Express Credit Corp.	5.000%	12/2/10	150	148
	American General Finance Corp.	3.875%	10/1/09	225	217
	American General Finance Corp.	4.875%	5/15/10	100	98
	American General Finance Corp.	4.875%	7/15/12	25	24
	American General Finance Corp.	5.850%	6/1/13	405	406
	American General Finance Corp.	5.750%	9/15/16	425	416
	Capital One Bank	4.250%	12/1/08	175	172
	Capital One Bank	5.750%	9/15/10	175	176
	Capital One Capital III	7.686%	8/15/36	125	129
	Capital One Capital IV	6.745%	2/17/37	75	71
	Capital One Financial	5.700%	9/15/11	100	100
	Capital One Financial	4.800%	2/21/12	100	96
	Capital One Financial	5.500%	6/1/15	25	24
	Capital One Financial	6.150%	9/1/16	125	124
	Capital One Financial	5.250%	2/21/17	50	47
4	Capmark Financial Group	5.875%	5/10/12	25	25
4	Capmark Financial Group	6.300%	5/10/17	100	97
	CIT Group Co. of Canada	4.650%	7/1/10	350	340
	CIT Group Co. of Canada	5.600%	11/2/11	75	74
	CIT Group Co. of Canada	5.200%	6/1/15	125	116
	CIT Group, Inc.	5.000%	11/24/08	175	174
	CIT Group, Inc.	4.250%	2/1/10	100	97
	CIT Group, Inc.	5.200%	11/3/10	75	74
	CIT Group, Inc.	4.750%	12/15/10	25	24
	CIT Group, Inc.	5.600%	4/27/11	125	124
	CIT Group, Inc.	5.400%	3/7/13	50	49
	CIT Group, Inc.	5.000%	2/1/15	100	93
	CIT Group, Inc.	5.400%	1/30/16	450	424
	CIT Group, Inc.	5.850%	9/15/16	100	96
	CIT Group, Inc.	5.650%	2/13/17	175	166
	CIT Group, Inc.	6.000%	4/1/36	75	70
	Countrywide Financial Corp.	6.250%	5/15/16	425	418
	Countrywide Home Loan	4.125%	9/15/09	225	218
	Countrywide Home Loan	4.000%	3/22/11	250	234
	General Electric Capital Corp.	3.600%	10/15/08	70	69
	General Electric Capital Corp.	3.125%	4/1/09	200	193
	General Electric Capital Corp.	3.250%	6/15/09	575	554
	General Electric Capital Corp.	4.125%	9/1/09	225	220
	General Electric Capital Corp.	4.625%	9/15/09	725	715
	General Electric Capital Corp.	5.250%	10/27/09	50	50
	General Electric Capital Corp.	4.250%	9/13/10	250	242
	General Electric Capital Corp.	4.875%	10/21/10	500	492
	General Electric Capital Corp.	6.125%	2/22/11	525	536
	General Electric Capital Corp.	5.500%	4/28/11	125	125
	General Electric Capital Corp.	5.875%	2/15/12	550	557
	General Electric Capital Corp.	4.375%	3/3/12	100	95
	General Electric Capital Corp.	4.250%	6/15/12	50	47
	General Electric Capital Corp.	5.500%	6/4/14	400	395
	General Electric Capital Corp.	5.650%	6/9/14	175	175
	General Electric Capital Corp.	5.000%	1/8/16	275	261
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,086
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	97
	HSBC Finance Corp.	4.125%	12/15/08	500	491
	HSBC Finance Corp.	4.750%	5/15/09	775	766
	HSBC Finance Corp.	4.625%	9/15/10	125	122
	HSBC Finance Corp.	5.250%	1/14/11	225	222
	HSBC Finance Corp.	5.700%	6/1/11	300	300

HSBC Finance Corp.	6.375%	10/15/11	375	386
HSBC Finance Corp.	7.000%	5/15/12	275	290
HSBC Finance Corp.	6.375%	11/27/12	75	77
HSBC Finance Corp.	4.750%	7/15/13	100	94
HSBC Finance Corp.	5.250%	1/15/14	400	387
HSBC Finance Corp.	5.250%	4/15/15	50	48
HSBC Finance Corp.	5.000%	6/30/15	275	258
HSBC Finance Corp.	5.500%	1/19/16	125	120
International Lease Finance Corp.	4.875%	9/1/10	50	49
International Lease Finance Corp.	5.125%	11/1/10	125	123
International Lease Finance Corp.	5.450%	3/24/11	50	50
International Lease Finance Corp.	5.750%	6/15/11	600	602
International Lease Finance Corp.	5.300%	5/1/12	75	74

9

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Lease Finance Corp.	5.000%	9/15/12	100	97
	International Lease Finance Corp.	5.650%	6/1/14	200	198
	iStar Financial Inc.	5.650%	9/15/11	125	123
	iStar Financial Inc.	5.150%	3/1/12	250	241
	iStar Financial Inc.	5.950%	10/15/13	50	49
	iStar Financial Inc.	5.875%	3/15/16	75	72
	iStar Financial Inc.	5.850%	3/15/17	50	48
	Residential Capital Corp.	6.125%	11/21/08	225	223
	Residential Capital Corp.	6.375%	6/30/10	200	198
	Residential Capital Corp.	6.500%	6/1/12	200	196
	Residential Capital Corp.	6.500%	4/17/13	50	48
	SLM Corp.	4.500%	7/26/10	50	46
	SLM Corp.	5.400%	10/25/11	450	413
	SLM Corp.	5.050%	11/14/14	450	374
	SLM Corp.	5.625%	8/1/33	75	58

	Insurance (1.1%)
	ACE Capital Trust II	9.700%	4/1/30	50	65
	ACE INA Holdings, Inc.	5.700%	2/15/17	100	97
	Aetna, Inc.	6.000%	6/15/16	75	75
	Aetna, Inc.	6.625%	6/15/36	175	179
	Allied World Assurance	7.500%	8/1/16	150	157
	Allstate Corp.	5.000%	8/15/14	150	144
	Allstate Corp.	6.125%	12/15/32	100	99
	Allstate Corp.	5.550%	5/9/35	125	113
	Allstate Corp.	5.950%	4/1/36	75	72
2	Allstate Corp.	6.125%	5/15/37	50	48
2	Allstate Corp.	6.500%	5/15/57	75	71
	Ambac, Inc.	5.950%	12/5/35	300	287
	Ambac, Inc.	6.150%	2/15/37	25	23
	American General Capital II	8.500%	7/1/30	100	126
	American International
	Group, Inc.	4.700%	10/1/10	100	98
	American International
	Group, Inc.	5.375%	10/18/11	75	75
	American International
	Group, Inc.	4.950%	3/20/12	175	171
	American International
	Group, Inc.	5.050%	10/1/15	100	95
	American International
	Group, Inc.	5.600%	10/18/16	350	345
	American International
	Group, Inc.	5.450%	5/18/17	75	73
	American International
	Group, Inc.	6.250%	5/1/36	175	177
	American International
	Group, Inc.	6.250%	3/15/37	100	94
	Arch Capital Group Ltd.	7.350%	5/1/34	75	79
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	73
	Assurant, Inc.	5.625%	2/15/14	25	24
	Assurant, Inc.	6.750%	2/15/34	50	51
	AXA Financial, Inc.	7.750%	8/1/10	100	106
	AXA SA	8.600%	12/15/30	375	455
	Axis Capital Holdings	5.750%	12/1/14	50	49
	Berkshire Hathaway
	Finance Corp.	3.375%	10/15/08	75	73
	Berkshire Hathaway

	Finance Corp.	4.125%	1/15/10	365	355
	Berkshire Hathaway
	Finance Corp.	4.200%	12/15/10	100	96
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	50	47
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	175	166
	Chubb Corp.	6.000%	5/11/37	200	191
2	Chubb Corp.	6.375%	3/29/67	75	73
	CIGNA Corp.	7.875%	5/15/27	50	58
	CIGNA Corp.	6.150%	11/15/36	50	48
	Cincinnati Financial Corp.	6.125%	11/1/34	150	145
	CNA Financial Corp.	6.000%	8/15/11	100	101
	CNA Financial Corp.	5.850%	12/15/14	100	97

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CNA Financial Corp.	6.500%	8/15/16	175	177
	Commerce Group, Inc.	5.950%	12/9/13	50	49
2	Everest Reinsurance
	Holdings, Inc.	6.600%	5/1/67	75	72
	Fund American Cos., Inc.	5.875%	5/15/13	75	73
	GE Global Insurance
	Holdings Corp.	6.450%	3/1/19	100	103
	GE Global Insurance
	Holdings Corp.	7.000%	2/15/26	50	53
	GE Global Insurance
	Holdings Corp.	7.750%	6/15/30	50	58
	Genworth Financial, Inc.	5.750%	6/15/14	50	50
	Genworth Financial, Inc.	6.500%	6/15/34	150	154
2	Genworth Financial, Inc.	6.150%	11/15/66	75	71
	Hartford Financial
	Services Group, Inc.	5.250%	10/15/11	100	99
	Hartford Financial
	Services Group, Inc.	5.500%	10/15/16	25	24
	Hartford Financial
	Services Group, Inc.	5.375%	3/15/17	100	96
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	100	96
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	75	73
	Humana Inc.	6.450%	6/1/16	150	151
2	ING Capital Funding Trust III	5.775%	12/8/49	150	145
	ING USA Global	4.500%	10/1/10	125	121
	John Hancock Financial Services	5.625%	12/1/08	100	100
	Lincoln National Corp.	6.200%	12/15/11	100	102
	Lincoln National Corp.	6.150%	4/7/36	150	147
2	Lincoln National Corp.	6.050%	4/20/67	50	47
	Loews Corp.	6.000%	2/1/35	50	46
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	49
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	175
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	200	189
	MetLife, Inc.	5.000%	11/24/13	50	48
	MetLife, Inc.	5.000%	6/15/15	125	118
	MetLife, Inc.	6.500%	12/15/32	175	181
	MetLife, Inc.	6.375%	6/15/34	100	101
	Principal Financial Group, Inc.	6.050%	10/15/36	100	97
	Principal Life Income Funding	5.125%	3/1/11	125	123
	Principal Life Income Funding	5.100%	4/15/14	100	96
	Progressive Corp.	6.375%	1/15/12	100	103
	Progressive Corp.	6.625%	3/1/29	125	133
2	Progressive Corp.	6.700%	6/15/37	125	124
	Protective Life Secured Trust	3.700%	11/24/08	175	171
	Protective Life Secured Trust	4.850%	8/16/10	100	98
	Prudential Financial, Inc.	5.800%	6/15/12	125	126
	Prudential Financial, Inc.	4.500%	7/15/13	200	187
	Prudential Financial, Inc.	5.100%	9/20/14	75	72
	Prudential Financial, Inc.	5.500%	3/15/16	75	73
	Prudential Financial, Inc.	6.100%	6/15/17	75	76
	Prudential Financial, Inc.	5.750%	7/15/33	50	47
	Prudential Financial, Inc.	5.400%	6/13/35	100	89
	Prudential Financial, Inc.	5.900%	3/17/36	125	118
	Prudential Financial, Inc.	5.700%	12/14/36	50	46
	St. Paul Travelers Cos., Inc.	6.250%	6/20/16	150	153
	Torchmark Corp.	6.375%	6/15/16	100	102

2	Travelers Cos. Inc.	6.250%	3/15/37	75	72
	Travelers Cos. Inc.	6.250%	6/15/37	200	195
	UnitedHealth Group, Inc.	4.125%	8/15/09	50	49
	UnitedHealth Group, Inc.	5.250%	3/15/11	150	148
	UnitedHealth Group, Inc.	5.000%	8/15/14	75	72
	UnitedHealth Group, Inc.	4.875%	3/15/15	50	47
4	UnitedHealth Group, Inc.	6.000%	6/15/17	75	75
4	UnitedHealth Group, Inc.	6.500%	6/15/37	50	50
	WellPoint Inc.	4.250%	12/15/09	50	49
	WellPoint Inc.	6.375%	1/15/12	100	102
	WellPoint Inc.	6.800%	8/1/12	150	157
	WellPoint Inc.	5.000%	12/15/14	25	24
	WellPoint Inc.	5.250%	1/15/16	50	47

10

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	WellPoint Inc.	5.875%	6/15/17	50	49
	WellPoint Inc.	5.950%	12/15/34	375	346
	WellPoint Inc.	5.850%	1/15/36	25	23
	WellPoint Inc.	6.375%	6/15/37	100	99
	Willis North America Inc.	5.625%	7/15/15	225	210
	XL Capital Ltd.	5.250%	9/15/14	125	119
	XL Capital Ltd.	6.250%	5/15/27	225	215
2	XL Capital Ltd.	6.500%	12/15/49	125	117
4	XTRA Finance Corp.	5.150%	4/1/17	375	359

	Real Estate Investment Trusts (0.4%)
	Archstone-Smith Operating Trust	5.250%	5/1/15	100	96
	Arden Realty LP	5.250%	3/1/15	25	24
	AvalonBay Communities, Inc.	5.500%	1/15/12	50	50
	AvalonBay Communities, Inc.	5.750%	9/15/16	50	49
	Boston Properties, Inc.	5.625%	4/15/15	200	198
	Brandywine Operating
	Partnership	4.500%	11/1/09	100	98
	Brandywine Operating
	Partnership	5.625%	12/15/10	50	50
	Brandywine Operating
	Partnership	5.400%	11/1/14	50	48
	Camden Property Trust	5.700%	5/15/17	100	97
	Colonial Realty LP	5.500%	10/1/15	50	48
	Developers Diversified
	Realty Corp.	5.375%	10/15/12	25	24
	Duke Realty LP	5.625%	8/15/11	50	50
	Duke Realty LP	5.950%	2/15/17	50	50
	ERP Operating LP	6.625%	3/15/12	250	259
	ERP Operating LP	5.500%	10/1/12	100	99
	ERP Operating LP	5.250%	9/15/14	50	48
	ERP Operating LP	5.125%	3/15/16	75	71
	ERP Operating LP	5.375%	8/1/16	50	48
	ERP Operating LP	5.750%	6/15/17	125	123
	Health Care Property
	Investors, Inc.	6.450%	6/25/12	50	51
	Health Care Property
	Investors, Inc.	6.300%	9/15/16	150	150
	Health Care REIT, Inc.	6.200%	6/1/16	150	149
	HealthCare Realty Trust	5.125%	4/1/14	75	71
	Hospitality Properties	5.125%	2/15/15	50	47
	HRPT Properties Trust	6.250%	8/15/16	150	151
	Kimco Realty Corp.	5.783%	3/15/16	25	25
	Liberty Property LP	5.125%	3/2/15	250	238
	Liberty Property LP	5.500%	12/15/16	50	48
	ProLogis	5.250%	11/15/10	75	74
	ProLogis	5.500%	3/1/13	75	74
	ProLogis	5.625%	11/15/15	75	73
	ProLogis	5.750%	4/1/16	50	49
	ProLogis	5.625%	11/15/16	75	73
	Regency Centers LP	6.750%	1/15/12	300	312
	Simon Property Group Inc.	4.875%	8/15/10	75	74
	Simon Property Group Inc.	5.000%	3/1/12	100	97
	Simon Property Group Inc.	5.750%	12/1/15	525	519
	Simon Property Group Inc.	5.250%	12/1/16	250	237
	Simon Property Group Inc.	5.875%	3/1/17	25	25

Tanger Factory
Outlet Centers, Inc.	6.150%	11/15/15	100	100
Vornado Realty	5.600%	2/15/11	175	174

Other (0.0%)
J. Paul Getty Trust	5.875%	10/1/33	75	72
				88,407
Industrial (8.4%)
Basic Industry (0.5%)
Alcan, Inc.	4.500%	5/15/13	125	116
Alcan, Inc.	5.200%	1/15/14	125	120
Alcan, Inc.	5.000%	6/1/15	25	23
Alcoa, Inc.	7.375%	8/1/10	100	105
Alcoa, Inc.	5.375%	1/15/13	200	193

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Alcoa, Inc.	5.900%	2/1/27	50	47
Barrick Gold Finance Inc.	4.875%	11/15/14	75	71
BHP Billiton Finance	4.800%	4/15/13	125	119
BHP Billiton Finance	5.250%	12/15/15	50	48
BHP Finance USA Ltd.	5.125%	3/29/12	200	196
BHP Finance USA Ltd.	8.500%	12/1/12	200	227
BHP Finance USA Ltd.	5.400%	3/29/17	100	97
Celulosa Arauco Constitution SA	8.625%	8/15/10	100	108
Celulosa Arauco Constitution SA	5.625%	4/20/15	250	238
Dow Chemical Co.	6.000%	10/1/12	375	379
Dow Chemical Co.	7.375%	11/1/29	25	27
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	170	175
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	30	29
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	24
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	103
Falconbridge Ltd.	7.350%	6/5/12	75	80
ICI Wilmington	4.375%	12/1/08	100	98
Inco Ltd.	7.750%	5/15/12	125	135
Inco Ltd.	5.700%	10/15/15	125	122
International Paper Co.	4.250%	1/15/09	100	98
International Paper Co.	5.850%	10/30/12	49	49
International Paper Co.	5.300%	4/1/15	75	71
Lubrizol Corp.	5.500%	10/1/14	250	241
Lubrizol Corp.	6.500%	10/1/34	100	97
MeadWestvaco Corp.	6.850%	4/1/12	50	52
Monsanto Co.	7.375%	8/15/12	100	107
Newmont Mining	5.875%	4/1/35	100	89
Noranda, Inc.	7.250%	7/15/12	50	53
Noranda, Inc.	5.500%	6/15/17	200	192
Placer Dome, Inc.	6.450%	10/15/35	75	74
Plum Creek Timber Co.	5.875%	11/15/15	100	96
Potash Corp. of Saskatchewan	7.750%	5/31/11	375	402
Praxair, Inc.	3.950%	6/1/13	200	183
Praxair, Inc.	5.200%	3/15/17	25	24
Rohm & Haas Co.	7.850%	7/15/29	100	115
Southern Copper Corp.	7.500%	7/27/35	150	161
Teck Cominco Ltd.	6.125%	10/1/35	150	139
Vale Overseas Ltd.	6.250%	1/23/17	100	99
Vale Overseas Ltd.	8.250%	1/17/34	50	58
Vale Overseas Ltd.	6.875%	11/21/36	275	275
Westvaco Corp.	8.200%	1/15/30	25	26
Weyerhaeuser Co.	6.750%	3/15/12	475	491
Weyerhaeuser Co.	7.375%	3/15/32	50	51

Capital Goods (0.9%)
3M Co.	5.125%	11/6/09	50	50
Bemis Co. Inc.	4.875%	4/1/12	150	144
Boeing Capital Corp.	7.375%	9/27/10	350	370
Boeing Co.	6.625%	2/15/38	150	164
Caterpillar Financial
Services Corp.	2.700%	7/15/08	150	146
Caterpillar Financial
Services Corp.	4.500%	9/1/08	35	35
Caterpillar Financial
Services Corp.	4.150%	1/15/10	50	49
Caterpillar Financial
Services Corp.	4.750%	2/17/15	250	234
Caterpillar, Inc.	6.625%	7/15/28	75	79

Caterpillar, Inc.	6.050%	8/15/36	225	222
Caterpillar, Inc.	7.375%	3/1/97	175	197
CRH America Inc.	5.625%	9/30/11	50	50
CRH America Inc.	6.950%	3/15/12	300	314
CRH America Inc.	6.000%	9/30/16	100	99
Deere & Co.	6.950%	4/25/14	175	186
Deere & Co.	7.125%	3/3/31	100	112
Embraer Overseas Ltd.	6.375%	1/24/17	150	147
Emerson Electric Co.	7.125%	8/15/10	50	52
Emerson Electric Co.	4.625%	10/15/12	300	287
General Dynamics Corp.	4.250%	5/15/13	75	70
General Electric Co.	5.000%	2/1/13	850	825

11

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hanson PLC	7.875%	9/27/10	75	80
Hanson PLC	5.250%	3/15/13	25	24
Honeywell International, Inc.	6.125%	11/1/11	100	102
Honeywell International, Inc.	5.300%	3/15/17	200	192
John Deere Capital Corp.	4.875%	3/16/09	600	595
John Deere Capital Corp.	5.400%	10/17/11	150	149
John Deere Capital Corp.	7.000%	3/15/12	100	106
Joy Global, Inc.	6.000%	11/15/16	50	49
Lafarge SA	6.500%	7/15/16	200	205
Lafarge SA	7.125%	7/15/36	325	344
Lockheed Martin Corp.	6.150%	9/1/36	375	374
Masco Corp.	4.800%	6/15/15	125	113
Minnesota Mining &
Manufacturing Corp.	6.375%	2/15/28	100	105
Minnesota Mining &
Manufacturing Corp.	5.700%	3/15/37	125	120
Mohawk Industries Inc.	5.750%	1/15/11	225	224
Mohawk Industries Inc.	6.125%	1/15/16	275	271
Northrop Grumman Corp.	7.125%	2/15/11	250	262
Northrop Grumman Corp.	7.750%	2/15/31	125	149
Owens Corning, Inc.	6.500%	12/1/16	25	25
Owens Corning, Inc.	7.000%	12/1/36	50	49
Raytheon Co.	5.500%	11/15/12	100	100
Raytheon Co.	5.375%	4/1/13	25	25
Raytheon Co.	7.200%	8/15/27	25	28
Republic Services, Inc.	6.086%	3/15/35	75	69
Textron, Inc.	6.500%	6/1/12	225	233
TRW, Inc.	7.750%	6/1/29	300	354
Tyco International Group SA	6.750%	2/15/11	125	131
Tyco International Group SA	6.375%	10/15/11	200	206
Tyco International Group SA	6.000%	11/15/13	50	51
Tyco International Group SA	7.000%	6/15/28	325	369
United Technologies Corp.	4.375%	5/1/10	100	97
United Technologies Corp.	6.100%	5/15/12	200	205
United Technologies Corp.	4.875%	5/1/15	125	118
United Technologies Corp.	6.700%	8/1/28	100	107
United Technologies Corp.	7.500%	9/15/29	125	145
United Technologies Corp.	5.400%	5/1/35	50	45
United Technologies Corp.	6.050%	6/1/36	200	198

Communication (2.2%)
America Movil SA de C.V.	4.125%	3/1/09	125	122
America Movil SA de C.V.	5.500%	3/1/14	50	49
America Movil SA de C.V.	5.750%	1/15/15	100	98
America Movil SA de C.V.	6.375%	3/1/35	175	170
AT&T Corp.	6.000%	3/15/09	250	252
AT&T Corp.	7.300%	11/15/11	150	160
AT&T Corp.	8.000%	11/15/31	875	1,044
AT&T Inc.	4.125%	9/15/09	200	195
AT&T Inc.	5.300%	11/15/10	50	50
AT&T Inc.	5.875%	2/1/12	340	343
AT&T Inc.	5.875%	8/15/12	110	111
AT&T Inc.	5.100%	9/15/14	450	429
AT&T Inc.	5.625%	6/15/16	225	219
AT&T Inc.	6.150%	9/15/34	75	72
BellSouth Capital Funding	7.875%	2/15/30	175	197

BellSouth Corp.	4.200%	9/15/09	225	219
BellSouth Corp.	4.750%	11/15/12	125	120
BellSouth Corp.	5.200%	12/15/16	250	235
BellSouth Corp.	6.550%	6/15/34	225	224
BellSouth Corp.	6.000%	11/15/34	60	56
BellSouth Telecommunications	6.375%	6/1/28	70	69
British Sky Broadcasting Corp.	6.875%	2/23/09	50	51
British Sky Broadcasting Corp.	8.200%	7/15/09	50	52
British Telecommunications PLC	8.625%	12/15/10	25	27
British Telecommunications PLC	9.125%	12/15/30	350	460
CBS Corp.	7.700%	7/30/10	125	132
CBS Corp.	6.625%	5/15/11	125	128
CenturyTel, Inc.	5.000%	2/15/15	50	46
Cingular Wireless LLC	6.500%	12/15/11	100	103
Cingular Wireless LLC	7.125%	12/15/31	225	241

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Cable Communications
Holdings Inc.	8.375%	3/15/13	150	168
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	177
Comcast Cable
Communications, Inc.	6.875%	6/15/09	300	308
Comcast Cable
Communications, Inc.	6.750%	1/30/11	75	78
Comcast Cable
Communications, Inc.	8.875%	5/1/17	500	592
Comcast Corp.	5.850%	1/15/10	800	807
Comcast Corp.	5.500%	3/15/11	50	50
Comcast Corp.	5.300%	1/15/14	150	144
Comcast Corp.	5.900%	3/15/16	100	98
Comcast Corp.	5.875%	2/15/18	100	97
Comcast Corp.	6.500%	11/15/35	125	122
Comcast Corp.	6.450%	3/15/37	500	485
Cox Communications, Inc.	6.750%	3/15/11	250	259
Cox Communications, Inc.	5.450%	12/15/14	500	483
Cox Communications, Inc.	5.500%	10/1/15	125	120
Deutsche Telekom
International Finance	3.875%	7/22/08	100	98
Deutsche Telekom
International Finance	8.000%	6/15/10	525	560
Deutsche Telekom
International Finance	8.250%	6/15/30	425	511
Embarq Corp.	7.082%	6/1/16	200	202
Embarq Corp.	7.995%	6/1/36	50	51
France Telecom	7.750%	3/1/11	325	348
France Telecom	8.500%	3/1/31	425	535
Gannett Co., Inc.	6.375%	4/1/12	150	153
Grupo Televisa SA	6.625%	3/18/25	100	103
Koninklijke KPN NV	8.000%	10/1/10	75	80
New Cingular Wireless Services	7.875%	3/1/11	550	591
New Cingular Wireless Services	8.125%	5/1/12	475	523
New Cingular Wireless Services	8.750%	3/1/31	125	156
News America Holdings, Inc.	9.250%	2/1/13	100	116
News America Holdings, Inc.	8.150%	10/17/36	175	201
News America Inc.	5.300%	12/15/14	250	241
News America Inc.	6.200%	12/15/34	225	210
News America Inc.	6.400%	12/15/35	215	206
Nextel Communications	6.875%	10/31/13	150	149
Nextel Communications	5.950%	3/15/14	105	100
Nextel Communications	7.375%	8/1/15	180	180
Omnicom Group Inc.	5.900%	4/15/16	25	25
Pacific Bell	7.125%	3/15/26	50	53
R.R. Donnelley & Sons Co.	3.750%	4/1/09	50	48
R.R. Donnelley & Sons Co.	4.950%	5/15/10	75	73
R.R. Donnelley & Sons Co.	5.625%	1/15/12	50	49
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	23
R.R. Donnelley & Sons Co.	5.500%	5/15/15	50	46
Reed Elsevier Capital	4.625%	6/15/12	25	24
Rogers Wireless Inc.	6.375%	3/1/14	175	176
Sprint Capital Corp.	6.125%	11/15/08	275	277
Sprint Capital Corp.	6.375%	5/1/09	275	278
Sprint Capital Corp.	7.625%	1/30/11	325	343
Sprint Capital Corp.	6.875%	11/15/28	200	190
Sprint Capital Corp.	8.750%	3/15/32	275	309

Sprint Nextel Corp.	6.000%	12/1/16	275	261
Telecom Italia Capital	4.000%	11/15/08	135	132
Telecom Italia Capital	4.875%	10/1/10	100	98
Telecom Italia Capital	6.200%	7/18/11	100	101
Telecom Italia Capital	5.250%	11/15/13	145	140
Telecom Italia Capital	4.950%	9/30/14	150	139
Telecom Italia Capital	5.250%	10/1/15	275	256
Telecom Italia Capital	6.375%	11/15/33	35	33
Telecom Italia Capital	7.200%	7/18/36	100	103
Tele-Communications, Inc.	7.875%	8/1/13	50	55
Telefonica Emisiones SAU	5.984%	6/20/11	200	202
Telefonica Emisiones SAU	6.421%	6/20/16	325	330
Telefonica Emisiones SAU	6.221%	7/3/17	50	50

12

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Telefonica Emisiones SAU	7.045%	6/20/36	325	337
	Telefonica Europe BV	7.750%	9/15/10	125	133
	Telefonica Europe BV	8.250%	9/15/30	200	233
	Telefonos de Mexico SA	4.750%	1/27/10	325	317
	Telefonos de Mexico SA	5.500%	1/27/15	200	194
	Telus Corp.	8.000%	6/1/11	125	134
	Thomson Corp.	5.500%	8/15/35	200	175
	Time Warner Entertainment	7.250%	9/1/08	50	51
	Time Warner Entertainment	8.375%	3/15/23	175	202
	Time Warner Entertainment	8.375%	7/15/33	100	117
4	Time Warner, Inc.	5.400%	7/2/12	150	148
4	Time Warner, Inc.	5.850%	5/1/17	500	486
4	Time Warner, Inc.	6.550%	5/1/37	125	121
	US Cellular	6.700%	12/15/33	75	68
	Verizon Global Funding Corp.	7.250%	12/1/10	300	316
	Verizon Global Funding Corp.	6.875%	6/15/12	900	948
	Verizon Global Funding Corp.	7.750%	12/1/30	125	140
	Verizon Global Funding Corp.	5.850%	9/15/35	425	391
	Verizon New England, Inc.	6.500%	9/15/11	200	205
	Verizon New Jersey, Inc.	5.875%	1/17/12	100	101
	Verizon New York, Inc.	6.875%	4/1/12	75	78
	Verizon Virginia, Inc.	4.625%	3/15/13	100	94
	Vodafone AirTouch PLC	7.750%	2/15/10	50	53
	Vodafone AirTouch PLC	7.875%	2/15/30	50	56
	Vodafone Group PLC	5.350%	2/27/12	100	99
	Vodafone Group PLC	5.000%	12/16/13	225	214
	Vodafone Group PLC	5.375%	1/30/15	350	335
	Vodafone Group PLC	5.000%	9/15/15	100	93
	Vodafone Group PLC	5.750%	3/15/16	50	49
	Vodafone Group PLC	5.625%	2/27/17	250	239
	Vodafone Group PLC	6.150%	2/27/37	75	70
	WPP Finance USA Corp.	5.875%	6/15/14	75	74

	Consumer Cyclical (1.5%)
	Brinker International	5.750%	6/1/14	50	47
	Centex Corp.	5.450%	8/15/12	75	72
	Centex Corp.	5.125%	10/1/13	50	46
	Centex Corp.	6.500%	5/1/16	125	121
	Costco Wholesale Corp.	5.300%	3/15/12	25	25
	Costco Wholesale Corp.	5.500%	3/15/17	200	195
2	CVS Caremark Corp.	6.302%	6/1/37	125	122
	CVS Corp.	4.000%	9/15/09	25	24
	CVS Corp.	5.750%	8/15/11	25	25
	CVS Corp.	4.875%	9/15/14	75	70
	CVS Corp.	6.125%	8/15/16	25	25
	CVS Corp.	6.250%	6/1/27	375	364
	D.R. Horton, Inc.	4.875%	1/15/10	75	73
	D.R. Horton, Inc.	6.000%	4/15/11	75	73
	D.R. Horton, Inc.	5.375%	6/15/12	100	94
	D.R. Horton, Inc.	5.250%	2/15/15	220	196
	D.R. Horton, Inc.	6.500%	4/15/16	200	191
	DaimlerChrysler
	North America Holding Corp.	7.200%	9/1/09	25	26
	DaimlerChrysler
	North America Holding Corp.	4.875%	6/15/10	175	172
	DaimlerChrysler
	North America Holding Corp.	5.875%	3/15/11	600	603

DaimlerChrysler
North America Holding Corp.	5.750%	9/8/11	400	400
DaimlerChrysler
North America Holding Corp.	7.300%	1/15/12	625	662
DaimlerChrysler
North America Holding Corp.	6.500%	11/15/13	300	310
DaimlerChrysler
North America Holding Corp.	8.500%	1/18/31	100	126
Federated Department
Stores, Inc.	6.300%	4/1/09	25	25
Federated Department
Stores, Inc.	6.625%	4/1/11	275	279
Federated Retail Holding	5.350%	3/15/12	75	74
Federated Retail Holding	5.900%	12/1/16	150	146

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Federated Retail Holding	6.375%	3/15/37	75	72
Home Depot Inc.	3.750%	9/15/09	150	144
Home Depot Inc.	4.625%	8/15/10	100	97
Home Depot Inc.	5.250%	12/16/13	125	120
Home Depot Inc.	5.400%	3/1/16	175	164
Home Depot Inc.	5.875%	12/16/36	225	200
ITT Corp.	7.375%	11/15/15	375	369
J.C. Penney Co., Inc.	8.000%	3/1/10	150	159
J.C. Penney Co., Inc.	7.950%	4/1/17	75	83
J.C. Penney Co., Inc.	6.375%	10/15/36	150	143
J.C. Penney Co., Inc.	7.400%	4/1/37	200	211
Johnson Controls, Inc.	5.250%	1/15/11	75	74
Johnson Controls, Inc.	6.000%	1/15/36	25	24
Kohl’s Corp.	6.000%	1/15/33	100	93
Lennar Corp.	5.950%	10/17/11	200	197
Lennar Corp.	5.600%	5/31/15	225	208
Lowe’s Cos., Inc.	5.000%	10/15/15	150	142
Lowe’s Cos., Inc.	5.400%	10/15/16	150	145
Lowe’s Cos., Inc.	6.875%	2/15/28	25	26
Lowe’s Cos., Inc.	6.500%	3/15/29	200	203
Lowe’s Cos., Inc.	5.800%	10/15/36	50	46
Macy’s Retail Holdings Inc.	6.790%	7/15/27	50	48
Marriott International	4.625%	6/15/12	100	95
Marriott International	6.200%	6/15/16	25	25
Marriott International	6.375%	6/15/17	50	50
May Department Stores Co.	5.750%	7/15/14	50	48
May Department Stores Co.	6.650%	7/15/24	75	70
May Department Stores Co.	6.700%	7/15/34	100	92
McDonald’s Corp.	5.300%	3/15/17	125	120
MDC Holdings Inc.	5.500%	5/15/13	75	71
Pulte Homes, Inc.	4.875%	7/15/09	175	171
Pulte Homes, Inc.	6.000%	2/15/35	50	43
Target Corp.	5.400%	10/1/08	250	250
Target Corp.	7.500%	8/15/10	75	79
Target Corp.	4.000%	6/15/13	400	367
Target Corp.	5.875%	7/15/16	100	99
Target Corp.	7.000%	7/15/31	25	27
Target Corp.	6.350%	11/1/32	150	152
The Walt Disney Co.	5.700%	7/15/11	325	328
The Walt Disney Co.	6.375%	3/1/12	100	104
The Walt Disney Co.	5.625%	9/15/16	100	99
Time Warner, Inc.	6.750%	4/15/11	275	284
Time Warner, Inc.	5.500%	11/15/11	250	247
Time Warner, Inc.	6.875%	5/1/12	275	287
Time Warner, Inc.	5.875%	11/15/16	75	73
Time Warner, Inc.	9.150%	2/1/23	195	236
Time Warner, Inc.	6.625%	5/15/29	175	171
Time Warner, Inc.	7.625%	4/15/31	300	322
Time Warner, Inc.	7.700%	5/1/32	225	244
Time Warner, Inc.	6.500%	11/15/36	175	166
Toll Brothers, Inc.	5.150%	5/15/15	100	91
Toyota Motor Credit Corp.	4.250%	3/15/10	525	513
Toyota Motor Credit Corp.	5.450%	5/18/11	225	226
Viacom Inc.	5.750%	4/30/11	75	75
Viacom Inc.	6.250%	4/30/16	50	49
Viacom Inc.	6.875%	4/30/36	250	241
Wal-Mart Stores, Inc.	3.375%	10/1/08	475	463
Wal-Mart Stores, Inc.	6.875%	8/10/09	250	257

Wal-Mart Stores, Inc.	4.000%	1/15/10	75	73
Wal-Mart Stores, Inc.	4.125%	7/1/10	150	145
Wal-Mart Stores, Inc.	4.125%	2/15/11	25	24
Wal-Mart Stores, Inc.	4.550%	5/1/13	525	499
Wal-Mart Stores, Inc.	7.250%	6/1/13	100	108
Wal-Mart Stores, Inc.	4.500%	7/1/15	225	208
Wal-Mart Stores, Inc.	5.375%	4/5/17	25	24
Wal-Mart Stores, Inc.	5.875%	4/5/27	275	266
Wal-Mart Stores, Inc.	7.550%	2/15/30	200	233
Wal-Mart Stores, Inc.	5.250%	9/1/35	75	65
Western Union Co.	5.400%	11/17/11	125	123
Western Union Co.	5.930%	10/1/16	125	122
Western Union Co.	6.200%	11/17/36	75	72

13

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Yum! Brands, Inc.	8.875%	4/15/11	175	192
	Yum! Brands, Inc.	7.700%	7/1/12	50	54
	Yum! Brands, Inc.	6.250%	4/15/16	250	249

	Consumer Noncyclical (1.5%)
	Abbott Laboratories	3.500%	2/17/09	175	170
	Abbott Laboratories	5.375%	5/15/09	100	100
	Abbott Laboratories	4.350%	3/15/14	225	208
	Abbott Laboratories	5.875%	5/15/16	275	275
	Allergan Inc.	5.750%	4/1/16	25	25
	Altria Group, Inc.	5.625%	11/4/08	125	125
	Altria Group, Inc.	7.000%	11/4/13	50	53
	AmerisourceBergen Corp.	5.625%	9/15/12	100	98
	AmerisourceBergen Corp.	5.875%	9/15/15	150	144
	Amgen Inc.	4.000%	11/18/09	175	170
	Amgen Inc.	4.850%	11/18/14	100	93
4	Amgen Inc.	5.850%	6/1/17	200	197
4	Amgen Inc.	6.375%	6/1/37	125	122
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	254
	Anheuser-Busch Cos., Inc.	7.125%	7/1/17	150	155
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	150	155
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	50	46
	Archer-Daniels-Midland Co.	7.500%	3/15/27	200	228
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	95
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	242
	AstraZeneca PLC	5.400%	6/1/14	75	74
	Baxter Finco, BV	4.750%	10/15/10	175	171
	Boston Scientific	6.000%	6/15/11	100	100
	Boston Scientific	5.450%	6/15/14	125	117
	Boston Scientific	6.250%	11/15/35	50	47
	Bottling Group LLC	4.625%	11/15/12	200	191
	Bottling Group LLC	5.000%	11/15/13	75	72
	Bottling Group LLC	5.500%	4/1/16	200	195
	Bristol-Myers Squibb Co.	7.150%	6/15/23	300	331
	Bristol-Myers Squibb Co.	5.875%	11/15/36	100	94
	Bunge Ltd. Finance Corp.	4.375%	12/15/08	50	49
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	23
	Campbell Soup Co.	6.750%	2/15/11	100	104
4	Cardinal Health, Inc.	5.650%	6/15/12	275	275
	Cardinal Health, Inc.	4.000%	6/15/15	50	43
4	Cardinal Health, Inc.	6.000%	6/15/17	75	74
	Cardinal Health, Inc.	5.850%	12/15/17	75	73
	Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	117
	Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	114
	Clorox Co.	4.200%	1/15/10	175	170
	Clorox Co.	5.000%	1/15/15	50	47
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	150	151
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	61
	Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	236
	Coca-Cola HBC Finance	5.125%	9/17/13	100	97
	ConAgra Foods, Inc.	7.875%	9/15/10	234	249
	Diageo Finance BV	5.300%	10/28/15	75	72
	Eli Lilly & Co.	6.000%	3/15/12	50	51
	Eli Lilly & Co.	5.200%	3/15/17	150	144
	Eli Lilly & Co.	5.500%	3/15/27	150	141
	Fortune Brands Inc.	5.125%	1/15/11	125	122
	Fortune Brands Inc.	5.375%	1/15/16	25	23

Fortune Brands Inc.	5.875%	1/15/36	50	43
Genentech Inc.	4.750%	7/15/15	25	23
Genentech Inc.	5.250%	7/15/35	75	66
General Mills, Inc.	6.000%	2/15/12	233	236
General Mills, Inc.	5.700%	2/15/17	150	146
Gillette Co.	3.800%	9/15/09	100	97
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	347
Grand Metropolitan
Investment Corp.	9.000%	8/15/11	400	448
H.J. Heinz Co.	6.625%	7/15/11	250	257
H.J. Heinz Co.	6.750%	3/15/32	225	219
Hershey Foods Corp.	5.300%	9/1/11	50	50
Hershey Foods Corp.	5.450%	9/1/16	50	49
Hospira, Inc.	5.900%	6/15/14	75	73

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Johnson & Johnson	3.800%	5/15/13	75	69
	Johnson & Johnson	6.950%	9/1/29	25	29
	Johnson & Johnson	4.950%	5/15/33	150	134
	Kellogg Co.	6.600%	4/1/11	220	227
	Kimberly-Clark Corp.	4.875%	8/15/15	200	187
	Kimberly-Clark Corp.	6.250%	7/15/18	50	51
	Kraft Foods, Inc.	4.125%	11/12/09	425	412
	Kraft Foods, Inc.	5.625%	11/1/11	50	50
	Kraft Foods, Inc.	6.250%	6/1/12	100	101
	Kraft Foods, Inc.	5.250%	10/1/13	25	24
	Kraft Foods, Inc.	6.500%	11/1/31	200	194
	Kroger Co.	6.800%	4/1/11	225	233
	Kroger Co.	6.750%	4/15/12	325	335
	Kroger Co.	6.200%	6/15/12	250	252
	Kroger Co.	8.000%	9/15/29	125	134
	Kroger Co.	7.500%	4/1/31	100	105
	Laboratory Corp. of America	5.625%	12/15/15	75	72
	McKesson Corp.	7.750%	2/1/12	100	108
	Mckesson Corp.	5.250%	3/1/13	175	171
	Medtronic Inc.	4.375%	9/15/10	75	73
	Medtronic Inc.	4.750%	9/15/15	100	93
	Merck & Co.	4.375%	2/15/13	100	94
	Merck & Co.	4.750%	3/1/15	200	187
	Merck & Co.	6.400%	3/1/28	50	51
	Merck & Co.	5.950%	12/1/28	75	74
	Molson Coors Capital Finance	4.850%	9/22/10	50	49
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	275	302
	PepsiAmericas Inc.	5.000%	5/15/17	100	93
	Pfizer, Inc.	4.500%	2/15/14	250	235
	Philip Morris Cos., Inc.	7.650%	7/1/08	50	51
	Philip Morris Cos., Inc.	7.750%	1/15/27	175	204
	Procter & Gamble Co.	4.950%	8/15/14	50	48
	Procter & Gamble Co.	6.450%	1/15/26	75	79
	Procter & Gamble Co.	5.550%	3/5/37	325	305
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	460	560
	Quest Diagnostic, Inc.	5.450%	11/1/15	200	188
	Quest Diagnostic, Inc.	6.950%	7/1/37	75	76
	Safeway, Inc.	6.500%	3/1/11	200	205
	Safeway, Inc.	7.250%	2/1/31	50	52
	Schering-Plough Corp.	5.550%	12/1/13	100	100
	Schering-Plough Corp.	6.750%	12/1/33	175	189
	Sysco Corp.	5.375%	9/21/35	100	89
	Teva Pharmaceutical
	Finance LLC	6.150%	2/1/36	400	374
	Unilever Capital Corp.	7.125%	11/1/10	350	367
	Unilever Capital Corp.	5.900%	11/15/32	50	48
	Wm. Wrigley Jr. Co.	4.300%	7/15/10	125	121
	Wm. Wrigley Jr. Co.	4.650%	7/15/15	125	116
	Wyeth	5.500%	3/15/13	275	274
	Wyeth	5.500%	2/1/14	50	49
	Wyeth	5.450%	4/1/17	50	48
	Wyeth	6.450%	2/1/24	100	103
	Wyeth	6.500%	2/1/34	100	103
	Wyeth	6.000%	2/15/36	125	120
	Wyeth	5.950%	4/1/37	525	500

	Energy (1.0%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	137

Amerada Hess Corp.	6.650%	8/15/11	100	103
Amerada Hess Corp.	7.875%	10/1/29	350	397
Amerada Hess Corp.	7.300%	8/15/31	100	107
Anadarko Finance Co.	6.750%	5/1/11	25	26
Anadarko Petroleum Corp.	5.950%	9/15/16	350	342
Anadarko Petroleum Corp.	6.450%	9/15/36	450	432
Apache Corp.	5.625%	1/15/17	100	98
Apache Corp.	6.000%	1/15/37	150	143
Baker Hughes, Inc.	6.875%	1/15/29	100	107
Burlington Resources, Inc.	6.680%	2/15/11	50	52
Burlington Resources, Inc.	6.500%	12/1/11	100	104
Burlington Resources, Inc.	7.400%	12/1/31	175	201
Canadian Natural Resources	5.450%	10/1/12	50	49

14

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Canadian Natural Resources	4.900%	12/1/14	150	140
	Canadian Natural Resources	6.000%	8/15/16	125	124
	Canadian Natural Resources	5.700%	5/15/17	150	145
	Canadian Natural Resources	7.200%	1/15/32	225	237
	Canadian Natural Resources	6.450%	6/30/33	100	99
	Canadian Natural Resources	6.500%	2/15/37	125	124
	Canadian Natural Resources	6.250%	3/15/38	150	142
	Conoco Funding Co.	6.350%	10/15/11	375	387
	Conoco Funding Co.	7.250%	10/15/31	75	84
	ConocoPhillips Canada	5.300%	4/15/12	150	148
	ConocoPhillips Canada	5.625%	10/15/16	250	246
	ConocoPhillips Canada	5.950%	10/15/36	150	146
	Devon Financing Corp.	6.875%	9/30/11	200	209
	Devon Financing Corp.	7.875%	9/30/31	50	58
	Diamond Offshore Drilling	4.875%	7/1/15	25	23
	Encana Corp.	4.600%	8/15/09	100	98
	Encana Corp.	4.750%	10/15/13	25	24
	Encana Corp.	6.500%	8/15/34	325	329
	Encana Holdings Finance Corp.	5.800%	5/1/14	100	100
	Halliburton Co.	5.500%	10/15/10	150	150
	Husky Energy Inc.	6.150%	6/15/19	100	99
	Kerr McGee Corp.	6.875%	9/15/11	175	182
	Kerr McGee Corp.	6.950%	7/1/24	250	260
	Kerr McGee Corp.	7.875%	9/15/31	50	58
	Marathon Oil Corp.	6.125%	3/15/12	275	280
	Marathon Oil Corp.	6.800%	3/15/32	250	266
	Nexen, Inc.	5.050%	11/20/13	50	48
	Nexen, Inc.	5.650%	5/15/17	100	96
	Nexen, Inc.	7.875%	3/15/32	50	57
	Nexen, Inc.	6.400%	5/15/37	300	289
	Norsk Hydro	7.250%	9/23/27	400	453
	Occidental Petroleum	6.750%	1/15/12	250	263
	Ocean Energy, Inc.	7.250%	10/1/11	75	79
	Petro-Canada	7.875%	6/15/26	25	28
	Petro-Canada	7.000%	11/15/28	100	104
	Petro-Canada	5.350%	7/15/33	150	129
	Petro-Canada	5.950%	5/15/35	125	115
	Phillips Petroleum Co.	8.750%	5/25/10	450	489
	Questar Market Resources	6.050%	9/1/16	100	100
	Shell International Finance	5.625%	6/27/11	225	227
	Suncor Energy, Inc.	5.950%	12/1/34	75	71
	Suncor Energy, Inc.	6.500%	6/15/38	150	152
	Sunoco, Inc.	4.875%	10/15/14	50	46
	Sunoco, Inc.	5.750%	1/15/17	50	48
	Talisman Energy, Inc.	5.125%	5/15/15	50	47
	Talisman Energy, Inc.	5.850%	2/1/37	150	133
	Tosco Corp.	8.125%	2/15/30	100	123
	Transocean Sedco Forex, Inc.	7.500%	4/15/31	175	193
	Valero Energy Corp.	6.875%	4/15/12	300	314
	Valero Energy Corp.	7.500%	4/15/32	225	246
	Valero Energy Corp.	6.625%	6/15/37	175	174
4	Weatherford International Inc.	6.350%	6/15/17	150	152
	Weatherford International Inc.	6.500%	8/1/36	275	266
4	Weatherford International Inc.	6.800%	6/15/37	25	25
	XTO Energy, Inc.	6.250%	4/15/13	175	179
	XTO Energy, Inc.	5.000%	1/31/15	50	47

Technology (0.4%)
Cisco Systems Inc.	5.250%	2/22/11	700	696
Cisco Systems Inc.	5.500%	2/22/16	200	195
Electronic Data Systems	7.125%	10/15/09	50	51
Electronic Data Systems	6.500%	8/1/13	75	74
Equifax Inc.	6.300%	7/1/17	25	25
Equifax Inc.	7.000%	7/1/37	50	50
First Data Corp.	3.375%	8/1/08	200	196
First Data Corp.	4.850%	10/1/14	47	45
First Data Corp.	4.950%	6/15/15	50	48
Harris Corp.	5.000%	10/1/15	125	115
International Business
Machines Corp.	5.375%	2/1/09	25	25

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Business
	Machines Corp.	4.375%	6/1/09	150	148
	International Business
	Machines Corp.	4.750%	11/29/12	300	289
	International Business
	Machines Corp.	6.220%	8/1/27	75	77
	International Business
	Machines Corp.	7.125%	12/1/96	250	278
	Intuit Inc.	5.400%	3/15/12	250	246
	Intuit Inc.	5.750%	3/15/17	325	312
	Motorola, Inc.	7.625%	11/15/10	19	20
	Motorola, Inc.	8.000%	11/1/11	25	27
	Motorola, Inc.	7.500%	5/15/25	50	53
	Motorola, Inc.	6.500%	9/1/25	50	48
	Motorola, Inc.	6.500%	11/15/28	50	48
	National Semiconductor	6.600%	6/15/17	200	203
	Oracle Corp.	5.000%	1/15/11	100	98
	Oracle Corp.	5.250%	1/15/16	275	263
	Pitney Bowes, Inc.	4.875%	8/15/14	275	258
	Science Applications
	International Corp.	6.250%	7/1/12	25	25
	Science Applications
	International Corp.	5.500%	7/1/33	25	21
	Xerox Corp.	9.750%	1/15/09	75	80
	Xerox Corp.	7.125%	6/15/10	200	207
	Xerox Corp.	6.875%	8/15/11	50	52
	Xerox Corp.	7.625%	6/15/13	50	52
	Xerox Corp.	6.400%	3/15/16	100	100
	Xerox Corp.	6.750%	2/1/17	100	102

	Transportation (0.4%)
2	American Airlines, Inc.	6.855%	4/15/09	71	72
	American Airlines, Inc.	7.024%	10/15/09	125	127
	American Airlines, Inc.	7.858%	10/1/11	75	80
	Burlington Northern
	Santa Fe Corp.	6.750%	7/15/11	190	198
	Burlington Northern
	Santa Fe Corp.	5.650%	5/1/17	100	96
	Burlington Northern
	Santa Fe Corp.	6.200%	8/15/36	250	242
	Burlington Northern
	Santa Fe Corp.	6.150%	5/1/37	125	121
	Canadian National Railway Co.	6.375%	10/15/11	100	103
	Canadian National Railway Co.	5.800%	6/1/16	100	100
	Canadian National Railway Co.	6.800%	7/15/18	250	266
	Canadian National Railway Co.	6.200%	6/1/36	75	74
	Canadian Pacific Rail	6.250%	10/15/11	175	179
	Canadian Pacific Rail	5.950%	5/15/37	150	142
	CNF, Inc.	6.700%	5/1/34	75	70
	Continental Airlines, Inc.	6.563%	2/15/12	200	207
2	Continental Airlines, Inc.	6.648%	9/15/17	122	125
	CSX Corp.	6.300%	3/15/12	150	153
	CSX Corp.	5.600%	5/1/17	25	24
	CSX Corp.	6.000%	10/1/36	50	47
	FedEx Corp.	5.500%	8/15/09	150	150
	Mass Transit Railway Corp.	7.500%	11/8/10	100	106
	Norfolk Southern Corp.	6.200%	4/15/09	75	76
	Norfolk Southern Corp.	6.750%	2/15/11	75	78

	Norfolk Southern Corp.	7.700%	5/15/17	450	496
	Norfolk Southern Corp.	7.800%	5/15/27	200	228
	Norfolk Southern Corp.	7.900%	5/15/97	50	56
	Ryder System Inc.	5.950%	5/2/11	75	75
	Ryder System Inc.	5.850%	3/1/14	75	74
	Ryder System Inc.	5.850%	11/1/16	25	24
	Southwest Airlines Co.	6.500%	3/1/12	250	257
	Southwest Airlines Co.	5.750%	12/15/16	75	71
	Union Pacific Corp.	6.125%	1/15/12	25	25
	Union Pacific Corp.	6.500%	4/15/12	150	154
	Union Pacific Corp.	7.125%	2/1/28	150	161
2	United Air Lines Inc.	6.636%	7/2/22	50	50

15

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other (0.0%)
	Cooper Industries, Inc.	5.250%	11/15/12	100	98
	Dover Corp.	4.875%	10/15/15	50	47
	Rockwell International Corp.	6.700%	1/15/28	50	53
					95,007
Utilities (1.7%)
	Electric (1.3%)
	AEP Texas Central Co.	6.650%	2/15/33	200	208
	Alabama Power Co.	5.500%	10/15/17	100	97
	American Electric
	Power Co., Inc.	5.375%	3/15/10	150	149
	Arizona Public Service Co.	5.800%	6/30/14	75	74
4	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	99
	Carolina Power & Light Co.	5.125%	9/15/13	175	170
	CenterPoint Energy Houston	5.700%	3/15/13	300	300
	CenterPoint Energy Houston	6.950%	3/15/33	50	54
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	75
	Commonwealth Edison Co.	6.150%	3/15/12	75	75
	Connecticut Light & Power Co.	6.350%	6/1/36	175	178
	Consolidated Edison Co. of
	New York	4.875%	2/1/13	75	72
	Consolidated Edison Co. of
	New York	5.500%	9/15/16	100	97
	Consolidated Edison Co. of
	New York	5.300%	3/1/35	100	88
	Consolidated Edison Co. of
	New York	6.200%	6/15/36	75	75
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	53
	Constellation Energy Group, Inc.	4.550%	6/15/15	475	430
	Constellation Energy Group, Inc.	7.600%	4/1/32	25	28
	Consumers Energy Co.	4.800%	2/17/09	150	148
	Consumers Energy Co.	5.375%	4/15/13	75	74
	Consumers Energy Co.	5.500%	8/15/16	100	97
	Detroit Edison Co.	6.125%	10/1/10	75	76
	Dominion Resources, Inc.	5.150%	7/15/15	600	569
	Dominion Resources, Inc.	6.300%	3/15/33	100	99
	Dominion Resources, Inc.	5.950%	6/15/35	225	211
2	Dominion Resources, Inc.	6.300%	9/30/66	75	75
	DTE Energy Co.	7.050%	6/1/11	100	105
	Duke Energy Carolinas	6.100%	6/1/37	125	124
	Duke Energy Corp.	6.250%	1/15/12	300	308
	Duke Energy Corp.	6.000%	12/1/28	100	98
	El Paso Electric Co.	6.000%	5/15/35	50	47
	Empresa Nacional Electric	8.350%	8/1/13	100	111
	Energy East Corp.	6.750%	6/15/12	150	156
	Energy East Corp.	6.750%	7/15/36	75	78
	Exelon Corp.	4.900%	6/15/15	200	185
	FirstEnergy Corp.	6.450%	11/15/11	175	180
	FirstEnergy Corp.	7.375%	11/15/31	200	218
	Florida Power & Light Co.	5.625%	4/1/34	25	24
	Florida Power & Light Co.	4.950%	6/1/35	175	149
	Florida Power & Light Co.	5.400%	9/1/35	75	68
	Florida Power & Light Co.	6.200%	6/1/36	50	51
	Florida Power & Light Co.	5.850%	5/1/37	25	24
	FPL Group Capital, Inc.	7.375%	6/1/09	250	259
	FPL Group Capital, Inc.	5.625%	9/1/11	50	50
2	FPL Group Capital, Inc.	6.350%	10/1/66	75	73

2	FPL Group Capital, Inc.	6.650%	6/15/67	75	74
	Jersey Central Power & Light	5.625%	5/1/16	125	122
4	Jersey Central Power & Light	5.650%	6/1/17	125	121
	Kansas City Power & Light	6.050%	11/15/35	50	48
	MidAmerican Energy Co.	5.650%	7/15/12	200	200
	MidAmerican Energy Co.	5.950%	7/15/17	75	75
	MidAmerican Energy Co.	6.750%	12/30/31	125	135
	MidAmerican Energy Co.	5.750%	11/1/35	250	236
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	650	632
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	166
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	150	145

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	175	216
	NiSource Finance Corp.	7.875%	11/15/10	100	107
	NiSource Finance Corp.	5.250%	9/15/17	150	138
	Northern States Power Co.	6.250%	6/1/36	50	51
	Northern States Power Co.	6.200%	7/1/37	50	51
	NStar Electric Co.	4.875%	4/15/14	50	48
	Ohio Edison	6.400%	7/15/16	175	179
	Ohio Power Co.	6.000%	6/1/16	75	75
	Oncor Electric Delivery Co.	6.375%	1/15/15	75	76
	Oncor Electric Delivery Co.	7.250%	1/15/33	125	134
	Pacific Gas & Electric Co.	3.600%	3/1/09	175	170
	Pacific Gas & Electric Co.	4.200%	3/1/11	50	48
	Pacific Gas & Electric Co.	4.800%	3/1/14	375	354
	Pacific Gas & Electric Co.	6.050%	3/1/34	300	292
	PacifiCorp	7.700%	11/15/31	100	118
	PacifiCorp	5.250%	6/15/35	100	87
	Pepco Holdings, Inc.	6.450%	8/15/12	75	77
	Pepco Holdings, Inc.	7.450%	8/15/32	50	55
	PPL Electric Utilities Corp.	6.250%	8/15/09	200	203
	PPL Energy Supply LLC	6.400%	11/1/11	50	51
	PPL Energy Supply LLC	6.200%	5/15/16	50	49
	PPL Energy Supply LLC	6.000%	12/15/36	150	136
	Progress Energy, Inc.	7.100%	3/1/11	305	320
	Progress Energy, Inc.	6.850%	4/15/12	25	26
	Progress Energy, Inc.	7.000%	10/30/31	325	348
	PSE&G Power LLC	6.950%	6/1/12	350	367
	PSE&G Power LLC	5.500%	12/1/15	125	120
	PSE&G Power LLC	8.625%	4/15/31	100	121
	PSI Energy Inc.	5.000%	9/15/13	125	120
	Public Service Co. of Colorado	4.375%	10/1/08	150	148
	Public Service Co. of Colorado	7.875%	10/1/12	125	138
	Public Service Electric & Gas	5.800%	5/1/37	75	71
	Puget Sound Energy Inc.	5.483%	6/1/35	25	22
	Puget Sound Energy Inc.	6.274%	3/15/37	125	124
	SCANA Corp.	6.875%	5/15/11	225	234
	Southern California Edison Co.	5.000%	1/15/14	200	192
	Southern California Edison Co.	4.650%	4/1/15	75	70
	Southern California Edison Co.	5.000%	1/15/16	50	48
	Southern California Edison Co.	6.650%	4/1/29	75	80
	Southern California Edison Co.	5.750%	4/1/35	75	72
	Southern California Edison Co.	5.350%	7/15/35	100	90
	Southern Power Co.	4.875%	7/15/15	200	186
	Tampa Electric Co.	6.550%	5/15/36	100	103
	Toledo Edison Co.	6.150%	5/15/37	100	94
	TXU Energy Co.	7.000%	3/15/13	100	103
	Union Electric Co.	5.400%	2/1/16	100	96
	Virginia Electric & Power Co.	6.000%	1/15/36	50	48
	Virginia Electric & Power Co.	6.000%	5/15/37	175	168
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	284
2	Wisconsin Energy Corp.	6.250%	5/15/67	50	48
4	Xcel Energy, Inc.	5.613%	4/1/17	78	76
	Xcel Energy, Inc.	6.500%	7/1/36	100	102

	Natural Gas (0.4%)
	AGL Capital Corp.	7.125%	1/14/11	50	52
	Atmos Energy Corp.	4.000%	10/15/09	125	121
	Atmos Energy Corp.	4.950%	10/15/14	50	47

	Boardwalk Pipelines LLC	5.500%	2/1/17	100	95
	CenterPoint Energy Resources	6.150%	5/1/16	75	75
	Consolidated Natural Gas	6.850%	4/15/11	100	105
	Consolidated Natural Gas	5.000%	12/1/14	300	284
	Duke Capital Corp.	5.500%	3/1/14	125	121
	Duke Capital Corp.	6.750%	2/15/32	50	49
4	El Paso Natural Gas Co.	5.950%	4/15/17	75	73
	Energy Transfer Partners LP	5.650%	8/1/12	100	99
	Energy Transfer Partners LP	5.950%	2/1/15	75	74
	Energy Transfer Partners LP	6.125%	2/15/17	50	49
	Energy Transfer Partners LP	6.625%	10/15/36	150	147
*	Enron Corp.	9.125%	4/1/03	500	148
*	Enron Corp.	7.125%	5/15/07	150	44

14

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
*	Enron Corp.	6.875%	10/15/07	500	148
	Enterprise Products
	Operating LP	4.950%	6/1/10	100	98
	Enterprise Products
	Operating LP	5.600%	10/15/14	100	97
	Enterprise Products
	Operating LP	6.875%	3/1/33	50	51
*	HNG Internorth	9.625%	3/15/06	500	148
	KeySpan Corp.	8.000%	11/15/30	75	89
	Kinder Morgan
	Energy Partners LP	7.125%	3/15/12	50	52
	Kinder Morgan
	Energy Partners LP	5.000%	12/15/13	50	47
	Kinder Morgan
	Energy Partners LP	7.300%	8/15/33	250	260
	Kinder Morgan
	Energy Partners LP	5.800%	3/15/35	50	45
	Magellan Midstream
	Partners, LP	5.650%	10/15/16	75	72
	National Grid PLC	6.300%	8/1/16	325	332
	ONEOK Inc.	5.200%	6/15/15	75	71
	ONEOK Inc.	6.000%	6/15/35	75	67
	ONEOK Partners, LP	5.900%	4/1/12	100	100
	ONEOK Partners, LP	6.150%	10/1/16	150	150
	ONEOK Partners, LP	6.650%	10/1/36	325	325
	San Diego Gas & Electric	5.350%	5/15/35	25	23
	Sempra Energy	7.950%	3/1/10	100	106
4	Southern Natural Gas	5.900%	4/1/17	300	292
	Texas Gas Transmission	4.600%	6/1/15	100	91
	Trans-Canada Pipelines	5.600%	3/31/34	150	138
	Trans-Canada Pipelines	5.850%	3/15/36	300	283
2	Trans-Canada Pipelines	6.350%	5/15/67	125	119
					19,454
Total Corporate Bonds (Cost $309,041)					303,164
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
	Bayerische Landesbank	2.875%	10/15/08	150	146
	Canadian Government	5.250%	11/5/08	100	100
	China Development Bank	4.750%	10/8/14	100	94
	China Development Bank	5.000%	10/15/15	100	95
	Corp. Andina de Fomento	5.200%	5/21/13	125	121
	Corp. Andina de Fomento	5.750%	1/12/17	225	219
	Development Bank of Japan	4.250%	6/9/15	50	46
	Eksportfinans	4.750%	12/15/08	250	248
	Eksportfinans	5.500%	5/25/16	350	351
	Eksportfinans	5.500%	6/26/17	125	125
	European Investment Bank	3.875%	8/15/08	600	592
	European Investment Bank	5.000%	2/8/10	25	25
	European Investment Bank	4.000%	3/3/10	675	656
	European Investment Bank	5.250%	6/15/11	950	953
	European Investment Bank	4.625%	5/15/14	175	167
	European Investment Bank	4.875%	2/16/16	425	409
	European Investment Bank	5.125%	9/13/16	450	440
	European Investment Bank	4.875%	1/17/17	150	144
	European Investment Bank	5.125%	5/30/17	375	367
	Export-Import Bank of Korea	4.500%	8/12/09	200	196
	Export-Import Bank of Korea	4.625%	3/16/10	100	98

Federation of Malaysia	8.750%	6/1/09	400	423
Federation of Malaysia	7.500%	7/15/11	75	80
Inter-American
Development Bank	5.625%	4/16/09	750	755
Inter-American
Development Bank	8.500%	3/15/11	130	144
Inter-American
Development Bank	7.000%	6/15/25	100	116
International Bank for
Reconstruction & Development	4.125%	6/24/09	550	540
International Bank for
Reconstruction & Development	4.125%	8/12/09	525	515

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Japan Bank International	4.750%	5/25/11	175	172
Japan Finance Corp.	5.875%	3/14/11	100	102
Japan Finance Corp.	4.625%	4/21/15	100	95
KFW International Finance Inc.	4.875%	10/19/09	250	248
Korea Development Bank	3.875%	3/2/09	100	97
Korea Development Bank	4.750%	7/20/09	200	197
Korea Development Bank	4.625%	9/16/10	100	97
Korea Development Bank	5.750%	9/10/13	250	252
Korea Electric Power	7.750%	4/1/13	175	194
Kreditanstalt fur Wiederaufbau	4.625%	11/17/08	400	397
Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	125	125
Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	275	274
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	1,350	1,315
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	50	49
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	175	172
Landeskreditbank Baden-
Wuerttemberg–Foerderbank	4.250%	9/15/10	75	73
Landwirtschaftliche Rentenbank	3.625%	10/20/09	375	363
Landwirtschaftliche Rentenbank	5.250%	7/2/12	150	150
Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	97
Pemex Project Funding
Master Trust	6.125%	8/15/08	125	126
Pemex Project Funding
Master Trust	7.875%	2/1/09	250	258
Pemex Project Funding
Master Trust	8.000%	11/15/11	100	108
Pemex Project Funding
Master Trust	5.750%	12/15/15	400	392
Pemex Project Funding
Master Trust	8.625%	2/1/22	500	610
Pemex Project Funding
Master Trust	6.625%	6/15/35	125	126
People’s Republic of China	7.300%	12/15/08	50	51
People’s Republic of China	4.750%	10/29/13	50	48
Petrobras International Finance	6.125%	10/6/16	350	342
Petrobras International Finance	8.375%	12/10/18	100	115
Province of British Columbia	5.375%	10/29/08	200	200
Province of Manitoba	7.500%	2/22/10	300	316
Province of Nova Scotia	5.750%	2/27/12	50	51
Province of Ontario	5.500%	10/1/08	200	201
Province of Ontario	3.625%	10/21/09	125	121
Province of Ontario	5.000%	10/18/11	625	618
Province of Ontario	4.750%	1/19/16	100	95
Province of Ontario	5.450%	4/27/16	250	250
Province of Quebec	5.000%	7/17/09	950	943
Province of Quebec	6.125%	1/22/11	75	77
Province of Quebec	5.125%	11/14/16	200	194
Province of Quebec	7.500%	9/15/29	325	394
Quebec Hydro Electric	6.300%	5/11/11	75	77
Quebec Hydro Electric	8.000%	2/1/13	500	557
Quebec Hydro Electric	8.400%	1/15/22	275	349
Quebec Hydro Electric	8.050%	7/7/24	200	250
Republic of Chile	7.125%	1/11/12	150	159
Republic of Chile	5.500%	1/15/13	50	50
Republic of Hungary	4.750%	2/3/15	250	233
Republic of Italy	3.250%	5/15/09	225	217
Republic of Italy	6.000%	2/22/11	650	663
Republic of Italy	5.625%	6/15/12	775	782

Republic of Italy	4.750%	1/25/16	650	617
Republic of Italy	5.250%	9/20/16	150	147
Republic of Italy	5.375%	6/15/33	175	164
Republic of Korea	4.250%	6/1/13	350	327
Republic of Korea	5.625%	11/3/25	100	96
Republic of Poland	6.250%	7/3/12	150	154
Republic of Poland	5.250%	1/15/14	200	196
Republic of South Africa	7.375%	4/25/12	500	532
State of Israel	4.625%	6/15/13	75	73
State of Israel	5.500%	11/9/16	175	171
Swedish Export Credit Corp.	4.125%	10/15/08	100	98
Swedish Export Credit Corp.	4.000%	6/15/10	150	145

17

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Mexican States	8.375%	1/14/11	1,500	1,631
United Mexican States	6.375%	1/16/13	74	76
United Mexican States	5.875%	1/15/14	250	251
United Mexican States	6.625%	3/3/15	10	11
United Mexican States	11.375%	9/15/16	100	138
United Mexican States	5.625%	1/15/17	475	465
United Mexican States	8.300%	8/15/31	100	125
United Mexican States	6.750%	9/27/34	908	968
Total Sovereign Bonds (Cost $28,302)				27,992
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	550	509
Illinois (Taxable Pension) GO	5.100%	6/1/33	850	774
Kansas Dev. Finance Auth. Rev.
(Public Employee
Retirement System)	5.501%	5/1/34	175	169
New Jersey Econ. Dev. Auth.
State Pension Rev.	7.425%	2/15/29	100	119
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	65
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	50
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	76
Oregon School Board Assn.	4.759%	6/30/28	75	67
Oregon School Board Assn.	5.528%	6/30/28	50	49
Wisconsin Public Service Rev.	4.800%	5/1/13	75	73
Wisconsin Public Service Rev.	5.700%	5/1/26	75	74
Total Taxable Municipal Bonds (Cost $2,073)				2,030

			Shares
Temporary Cash Investment (1.6%)
5	Vanguard Market Liquidity Fund, 5.281%
(Cost $18,474)			18,474,329	18,474
Total Investments (100.1%) (Cost $1,148,642)				1,128,970
Other Assets and Liabilities (–0.1%)
Other Assets—Note B				25,674
Payables for Investment Securities Purchased				(24,224)
Other Liabilities				(2,372)
				(922)
Net Assets (100%)
Applicable to 103,665,191 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,128,048
Net Asset Value Per Share				$10.88

At June 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	1,129,178	$10.89
Undistributed Net Investment Income	24,573.24
Accumulated Net Realized Losses	(5,923)	(.06)
Unrealized Depreciation
Investment Securities	(19,672)	(.19)
Swap Contracts	(108)	—
Net Assets	1,128,048	$10.88

• See Note A in Notes to Financial Statements.

* Non-income-producing security—security in default.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate note.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate value of these securities was $7,926,000, representing 0.7% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

18

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Interest[1]	28,038
Total Income	28,038
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative	617
Marketing and Distribution	127
Custodian Fees	37
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	838
Net Investment Income	27,200
Realized Net Gain (Loss)
Investment Securities Sold	(971)
Swap Contracts	(950)
Realized Net Gain (Loss)	(1,921)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(17,022)
Swap Contracts	(92)
Change in Unrealized Appreciation
(Depreciation)	(17,114)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,165

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,200	41,065
Realized Net Gain (Loss)	(1,921)	(2,134)
Change in Unrealized Appreciation (Depreciation)	(17,114)	(1,521)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,165	37,410
Distributions
Net Investment Income	(42,109)	(31,393)
Realized Capital Gain	—	—
Total Distributions	(42,109)	(31,393)
Capital Share Transactions—Note E
Issued	159,172	295,245
Issued in Lieu of Cash Distributions	42,109	31,393
Redeemed	(60,656)	(85,118)
Net Increase (Decrease) from Capital Share Transactions	140,625	241,520
Total Increase (Decrease)	106,681	247,537
Net Assets
Beginning of Period	1,021,367	773,830
End of Period[2]	1,128,048	1,021,367

1 Interest income from an affiliated company of the portfolio was $671,000.

2 Net Assets—End of Period includes undistributed net investment income of $24,573,000 and $40,293,000.

19

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.23	$11.21	$11.48	$11.63	$11.74	$11.29
Investment Operations
Net Investment Income	.28[1]	.54[1]	.50[1]	.49	.57	.54
Net Realized and Unrealized
Gain (Loss) on Investments	(.19)	(.07)	(.24)	(.01)	(.12)	.36
Total from Investment Operations	.09	.47	.26	.48	.45	.90
Distributions
Dividends from Net Investment Income	(.44)	(.45)	(.45)	(.61)	(.56)	(.45)
Distributions from Realized Capital Gains	—	—	(.08)	(.02)	—	—
Total Distributions	(.44)	(.45)	(.53)	(.63)	(.56)	(.45)
Net Asset Value, End of Period	$10.88	$11.23	$11.21	$11.48	$11.63	$11.74

Total Return	0.78%	4.40%	2.40%	4.20%	4.02%	8.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,128	$1,021	$774	$635	$591	$688
Ratio of Total Expenses to
Average Net Assets	0.16%*	0.16%	0.16%	0.17%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	5.06%*	4.92%	4.49%	4.38%	4.48%	5.33%
Portfolio Turnover Rate	65%*	64%	64%	73%	95%	106%

1 Calculated based on average shares outstanding.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The portfolio has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex–dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2007, the portfolio had contributed capital of $99,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

21

Vanguard Total Bond Market Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $811,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the portfolio had available realized losses of $4,645,000 to offset future net capital gains of $1,864,000 through December 31, 2013, $2,762,000 through December 31, 2014, and $19,000 through December 31, 2015. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $1,148,642,000. Net unrealized depreciation of investment securities for tax purposes was $19,672,000, consisting of unrealized gains of $3,339,000 on securities that had risen in value since their purchase and $23,011,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the portfolio had the following open swap contracts:

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
4/3/09	WB	6,785	4.999%	(5.350%)	(44)

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[3]	($000)
Commercial Mortgage-Backed Securities Index
7/31/07	LEH	3,000	5.170%	—
8/31/07	LEH	5,000	5.320%	—
9/30/07	LEH	8,000	5.320%	—
10/31/07	LEH	12,000	5.170%	—
11/30/07	LEH	4,000	5.270%	—
12/31/07	LEH	5,000	5.320%	—
1/31/08	LEH	4,000	5.295%	—
Federal Home Loan Mortgage Corp., 6.000% 30-Year
9/30/07	UBS	800	4.910%	—
Federal National Mortgage Assn., 6.000% 30-Year
7/31/07	UBS	3,000	5.319%	(40)
Federal National Mortgage Assn., 6.500% 30-Year
7/31/07	UBS	3,000	5.319%	(24)
Hybrid ARM Index
3/31/08	LEH	1,000	5.310%	—
4/30/08	LEH	1,000	5.310%	—
				(64)

1 LEH—Lehman Brothers Special Financing Inc.
UBS—UBS AG.

WB—Wachovia Bank, N.A.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

22

Vanguard Total Bond Market Index Portfolio

D. During the six months ended June 30, 2007, the portfolio purchased $66,000,000 of investment securities and sold $33,805,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $364,698,000 and $297,906,000, respectively.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	14,318	26,791
Issued in Lieu of Cash Distributions	3,846	2,939
Redeemed	(5,488)	(7,763)
Net Increase (Decrease) in Shares Outstanding	12,676	21,967

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

23

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,007.76	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed

Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board concluded that the Total Bond Market Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Vanguard® Total Stock Market Index Portfolio

The broad stock market registered a strong advance during the six months ended June 30, 2007, with the S&P Total Market Index returning 7.5%. Your portfolio succeeded in capturing nearly all of the index return. Mid-capitalization stocks outpaced large- and small-cap stocks, and in a reversal of recent patterns, growth stocks outpaced their value-oriented counterparts.

The Total Stock Market Index Portfolio is a “fund-of-funds.” Roughly 80% of its assets are invested in the Equity Index Portfolio of Vanguard Variable Insurance Fund, and about 20% of assets are invested in Vanguard Extended Market Index Fund. (Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.) The Equity Index Portfolio, which seeks to track the investment results of the S&P 500 Index, has a large-cap focus. The Extended Market Index Fund adds mid- and small-cap stocks to the mix; it seeks to track the performance of the S&P Completion Index of mid- and small-cap stocks, which are not included in the S&P 500 Index.

Please note that the returns of portfolios in Vanguard Variable Insurance Fund are different from the portfolio returns in the

Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Broad-based strength, patches of volatility

Despite patches of weakness in February and late June, the broad stock market turned in a strong performance during the first half of 2007. Gains were broad-based, with almost every sector producing a positive six-month return. The energy, information technology, and industrials sectors, which together represent more than one-third of the S&P Total Market Index’s value, made the most significant contributions to performance. The relatively small materials and telecommunications sectors were also notably strong performers.

As energy prices crept higher, oil giants such as ExxonMobil and Chevron, and oil-field service companies such as Schlumberger, registered impressive gains. Technology stocks also produced market-beating returns. After a long period on the sidelines, tech stocks moved into the market’s vanguard, led by Apple and Intel. Industrials and materials companies also drove the market higher, benefiting from robust global demand for raw materials and the economy’s other basic building blocks. Telecommunications stocks, led primarily by a resurgent AT&T, also posted strong returns.

Financials, the index’s largest sector, was the lone decliner, posting a slightly negative six-month return. After years of strong performance, diversified commercial banks, real estate companies, and financial-services providers grappled with rising interest rates, turmoil in the subprime mortgage market, and perhaps some apprehension that investors’ relatively low level of risk-aversion, which in recent years has helped facilitate the creation and sale of a variety of profitable new credit products, might be rising.

A core component of a prudent plan

Despite a sharp, but short-lived, decline in February and dips during June, U.S. stocks delivered generous rewards during the first half of 2007. That won’t always be the case, of course, which is why we advise investors to diversify both among and within the major asset classes—stocks, bonds, and cash. Such an investment approach can limit a portfolio’s exposure to the worst-performing market segment in any given period, while allowing it to participate in the best. Low-cost, broadly diversified portfolios such as the Total Stock Market Index Portfolio can serve as a rock-solid core component of such a long-term investment program.

Total Returns
Six Months Ended
June 30, 2007
Total Stock Market Index Portfolio	7.4%
S&P Total Market Index	7.5
Average Multi-Cap Core Fund[1]	7.8

Annualized Expense Ratios
Your portfolio compared with its peer group
	Acquired Fund	Average
	Fees and	Multi-Cap
	Expenses[2]	Core Fund[3]
Total Stock Market Index Portfolio	0.16%	1.30%

1 Derived from data provided by Lipper Inc.

2 This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

3 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile

As of June 30, 2007

Portfolio Characteristics

Yield	1.5%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.16%

Volatility Measures
Portfolio Versus
Spliced Index[2]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	79.9%
Vanguard Extended Market Index Fund	20.1
Total	100.0%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by an index. If a portfolio’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a portfolio’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 This figure represents an annualized weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
			Since
	Inception Date	One Year	Inception
Total Stock Market Index Portfolio	1/8/2003	20.15%	15.40%

1 Six months ended June 30, 2007.

2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	15,222,124	456,054
Vanguard Extended
Market Index Fund
Investor Shares	2,704,009	114,623

Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 5.281%	813,547	814
Total Investment Companies
(Cost $509,096)		571,491
Other Assets And Liabilities (–0.1%)
Other Assets		775
Liabilities		(1,258)
		(483)
Net Assets (100%)
Applicable to 17,979,080 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		571,008
Net Asset Value Per Share		$31.76

At June 30, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	479,957	$26.70
Undistributed Net
Investment Income	6,512.36
Accumulated Net Realized Gains	22,144	1.23
Unrealized Appreciation	62,395	3.47
Net Assets	571,008	$31.76

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Income Distributions Received	6,547
Net Investment Income—Note B	6,547
Realized Net Gain (Loss)
Capital Gain Distributions Received	16,246
Investment Securities Sold	5,913
Realized Net Gain (Loss)	22,159
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,950
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,656

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,547	5,678
Realized Net Gain (Loss)	22,159	22,844
Change in Unrealized Appreciation (Depreciation)	8,950	26,752
Net Increase (Decrease) in Net Assets Resulting from Operations	37,656	55,274
Distributions
Net Investment Income	(5,582)	(3,249)
Realized Capital Gain[1]	(22,822)	(25,656)
Total Distributions	(28,404)	(28,905)
Capital Share Transactions—Note E
Issued	84,717	146,409
Issued in Lieu of Cash Distributions	28,404	28,905
Redeemed	(24,165)	(46,856)
Net Increase (Decrease) from Capital Share Transactions	88,956	128,458
Total Increase (Decrease)	98,208	154,827
Net Assets
Beginning of Period	472,800	317,973
End of Period[2]	571,008	472,800

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $1,490,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $6,512,000 and $5,547,000.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

					Jan. 8,
	Six Months				2003[1] to
	Ended
	June 30,	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$31.27	$29.51	$28.60	$25.61	$20.00
Investment Operations
Net Investment Income	.33	.37	.28	.31	.23[2]
Capital Gain Distributions Received	.99	1.37	.43	.25	—
Net Realized and Unrealized Gain (Loss)
on Investments	.90	2.60	.98	2.63	5.38
Total from Investment Operations	2.22	4.34	1.69	3.19	5.61
Distributions
Dividends from Net Investment Income	(.34)	(.29)	(.31)	(.10)	—
Distributions from Realized Capital Gains	(1.39)	(2.29)	(.47)	(.10)	—
Total Distributions	(1.73)	(2.58)	(.78)	(.20)	—
Net Asset Value, End of Period	$31.76	$31.27	$29.51	$28.60	$25.61

Total Return	7.43%	15.52%	6.13%	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$571	$473	$318	$257	$150
Ratio of Total Expenses to
Average Net Assets—Note B	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.25%*	1.53%	1.10%	1.45%	1.04%*
Portfolio Turnover Rate	10%*	7%	49%[4]	7%	7%

1 Inception.

2 Calculated based on average shares outstanding.

3 The acquired fund fees and expenses were 0.16% (annualized).

4 Includes activity related to a change in the portfolio’s target index.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the six months ended June 30, 2007, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2007, the cost of investment securities for tax purposes was $509,096,000. Net unrealized appreciation of investment securities for tax purposes was $62,395,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the six months ended June 30, 2007, the portfolio purchased $108,488,000 of investment securities and sold $25,393,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	2,677	4,937
Issued in Lieu of Cash Distributions	948	1,011
Redeemed	(767)	(1,602)
Net Increase (Decrease) in Shares Outstanding	2,858	4,346

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the portfolio’s current fiscal year. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

8

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2006	6/30/2007	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,074.30	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on the acquired fund fees and expenses incurred in the most recent six-month period of each underlying fund. The portfolio’s annualized expense figure as of June 30, 2007, was 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by portfolios in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Total Stock Market Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since 1987;	Chairman of the Board, Chief Executive Officer
Chairman of the Board and	and Director/Trustee of The Vanguard Group, Inc.,
Chief Executive Officer	and of each of the investment companies served
147 Vanguard Funds Overseen	by The Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
147 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman and Chief Executive Officer of Rohm
147 Vanguard Funds Overseen	and Haas Co. (chemicals); Board Member of the
American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University
and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since
147 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of
Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global
147 Vanguard Funds Overseen	Diversity Officer since 2006, Vice President
and Chief Information Officer (1997–2005),
and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer
products); Director of the University Medical
Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
147 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean,
Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and
Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer,
147 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer
147 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director
of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director of The Vanguard Group, Inc.
147 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard
Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.; Treasurer
147 Vanguard Funds Overseen	of each of the investment companies served by
The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy
Annuity and Insurance Services > 800-522-5555
voting guidelines,” or by calling Vanguard at 800-662-2739. They are
Institutional Investor Services > 800-523-1036	also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies
Text Telephone for People	for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.
With Hearing Impairment > 800-952-3335

Vanguard, The Vanguard Group, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.	You can review and copy information about your portfolio at
the SEC’s Public Reference Room in Washington, D.C. To find
out more about this public service, call the SEC at 202-551-8090.
S&P 500® , Standard & Poor’s 500, and 500 are trademarks of	Information about your portfolio is also available on the SEC’s
The McGraw-Hill Companies, Inc., and have been licensed for	website, and you can receive copies of this information, for a fee,
use by The Vanguard Group, Inc. Vanguard mutual funds are not	by sending a request in either of two ways: via e-mail addressed
sponsored, endorsed, sold, or promoted by Standard & Poor’s,	to publicinfo@sec.gov or via regular mail addressed to the Public
and Standard & Poor’s makes no representation regarding the	Reference Section, Securities and Exchange Commission,
advisability of investing in the funds.	Washington, DC 20549-0102.

Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by
The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the
offering of shares of any Vanguard fund only if
preceded or accompanied by the fund’s current
prospectus.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 13, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 13, 2007

VANGUARD VARIABLE INSURANCE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	August 13, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.